                                               1933 Act Registration No. 2-99356
                                                      1940 Act File No. 811-4367

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]
      Post-Effective Amendment No. 39                                     [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]
      Amendment No. 40                                                    [X]

                             COLUMBIA FUNDS TRUST IX
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                              One Financial Center
                           Boston, Massachusetts 02111
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                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-225-2365

                            R. Scott Henderson, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                    (Name and Address of Agents for Service)

                                   Copies to:

                             Cameron S. Avery, Esq.
                             Bell, Boyd & Lloyd LLC
                           Three First National Plaza
                        70 W. Madison Street,, Suite 3300
                             Chicago, Illinois 60602

                               John M. Loder, Esq.
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[ ]  on November 1, 2004 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[X]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

 This Post-Effective Amendment relates solely to the Registrant's Columbia International Stock Fund, Columbia Tax-Managed Growth Fund, Columbia Federal Securities Fund, Columbia Strategic Income Fund, Columbia Intermediate Tax-Exempt Bond Fund, Columbia Tax-Exempt Fund and Columbia California Tax-Exempt Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

COLUMBIA INTERNATIONAL STOCK FUND  Prospectus,              , 2005

CLASS A, B, C AND D* SHARES

Advised by Columbia Management Advisors, Inc.


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TABLE OF CONTENTS

THE FUND                                                2
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Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   4
Your Expenses........................................   6

YOUR ACCOUNT                                            8
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How to Buy Shares....................................   8
Sales Charges........................................   9
How to Exchange Shares...............................  15
How to Sell Shares...................................  15
Fund Policy on Trading of Fund Shares................  16
Distribution and Service Fees........................  18
Other Information About Your Account.................  19


MANAGING THE FUND                                      22
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Investment Advisor...................................  22
Portfolio Managers*..................................  22


FINANCIAL HIGHLIGHTS                                   24
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Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

*EFFECTIVE OCTOBER 13, 2003, THIS FUND'S CLASS D SHARES WERE CLOSED TO NEW INVESTORS.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks issued by companies from at least three countries outside the United States.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
While the Fund's investments are not limited by market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.

The Fund intends to invest principally in the equity securities of companies located in the following countries or regions: Australia, Brazil, Canada, China, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Mexico, The Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures) and certain options and financial futures contracts (derivatives).

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as noted otherwise, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

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 2

THE FUND

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund is also subject to foreign currency risk. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.

The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that generally can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Fund will not use derivatives for speculative purposes or as leveraged investment that may magnify gains or losses.

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of

                                                                            ----

THE FUND

equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B, C and D shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The returns shown are the returns of the Class A, B, C and D shares of Columbia International Stock Fund, Inc., the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

----
 4

THE FUND

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were reflected, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

              The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI
              EAFE Index) and the Morgan Stanley Capital International All Country World Ex US Index (MSCI AC World Ex US Index). The
              MSCI EAFE Index is an unmanaged index representing major
              stock markets in Europe, Australasia and the Far East. The
              MSCI AC World Ex US Index is also an unmanaged index
              representing both developed and emerging markets of 49
              countries, excluding the United States. Unlike the Fund,
              indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

                                  (BAR CHART)

                        5.15%     16.59%     11.47%     12.83%     57.93%                                      32.24%
                                                                              -22.64%    -18.47%    -16.10%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Fund's year-to-date total return          For the periods shown in bar chart:
            through June 30, 2005 (Class A) was     %.    Best quarter: 4th quarter 1999, +34.96%
                                                          Worst quarter: 3rd quarter 2002,     %

 (1) Class A of the predecessor fund is a newer class of shares. Its performance information includes returns of the predecessor fund's Class Z shares (the oldest existing predecessor fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares of the predecessor fund and Class Z shares of the predecessor fund. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares of the predecessor fund were initially offered on November 1, 2002, and Class Z shares of the predecessor fund were initially offered on October 1, 1992.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            ----

THE FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004(2)

                                                                                1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                        [    ]          [    ]          [    ]
------------------------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                        [    ]          [    ]          [    ]
------------------------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                        [    ]          [    ]          [    ]
------------------------------------------------------------------------------------------------------------------------
Class D (%)
  Return Before Taxes                                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                        [    ]          [    ]          [    ]
------------------------------------------------------------------------------------------------------------------------
MSCI AC World Ex US Index (%)                                                   [    ]          [    ]          [    ]
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                                             [    ]          [    ]          [    ]

 (2) Class A, Class B, Class C and Class D of the predecessor fund are newer classes of shares. Their performance information includes returns of the fund's Class Z shares (the oldest existing predecessor fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares of the predecessor fund and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class C shares of the predecessor fund were initially offered on October 13, 2003, Class A, B and D shares of the predecessor fund were initially offered on November 1, 2002, and Class Z shares of the predecessor fund were initially offered on October 1, 1992.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table, but does reflect the waiver of the initial sales charge for Class D shares. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------
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 6

THE FUND

SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS A         CLASS B         CLASS C         CLASS D
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         5.75            0.00            0.00           1.00(4)
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Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               1.00(5)         5.00            1.00            1.00
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Redemption fee (%)
(as a percentage of amount redeemed, if applicable)            (6)(7)          (6)(7)          (6)(7)          (6)(7)

 (3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (4) The Fund's advisor has agreed to waive indefinitely the front end sales charge for purchases of Class D shares by existing Class D shareholders.

 (5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (6) There is a $7.50 charge for wiring sale proceeds to your bank.

 (7) A redemption fee of 2.00% may be charged on shares that were owned for 60 days or less. For information, see "Fund Policy on Trading Fund Shares" below.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                               CLASS A         CLASS B         CLASS C         CLASS D
Management fee(7) (%)                                          [1.00]          [1.00]          [1.00]          [1.00]
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Distribution and service (12b-1) fees (%)                      [0.25]          [1.00]          [1.00]          [1.00]
----------------------------------------------------------------------------------------------------------------------
Other expenses(8)(9) (%)                                       [0.32]          [0.32]          [0.32]          [0.32]
----------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(7)(9) (%)                 [1.57]          [2.32]          [2.32]          [2.32]

 (7) [The Fund's advisor has voluntarily agreed to waive 0.10% of the management fee. If this waiver were reflected in the table, the management fee would be 0.90% and the total annual fund operating expenses for Class A, B, C and D shares would be 1.36%, 2.11%, 2.11% and 2.11%, respectively, taking into account the transfer agency fee waiver for Class A, B, C and D shares discussed in footnote 9. This arrangement may be modified or terminated by the advisor at any time.]

 (8) The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

 (9) [The Fund's advisor has voluntarily agreed to waive 0.11% of the transfer agency fees for each Class A, B, C and D share class, respectively. If these waivers were reflected in the table, other expenses for Class A, B, C and D shares would be 0.21% for each class, respectively, and total annual fund operating expenses for Class A, B, C and D shares would be 1.36%, 2.11%, 2.11% and 2.11%, respectively, taking into account the management fee waiver discussed in footnote 7. This arrangement may be modified or terminated by the advisor at any time.]

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR          3 YEARS           5 YEARS          10 YEARS
Class A                                                          [$726]          [$1,042]          [$1,381]          [$2,335]
-----------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                               [$235]          [$  724]          [$1,240]          [$2,468]
          sold your shares at
          end of period                                          [$735]          [$1,024]          [$1,440]          [$2,468]
-----------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                               [$235]          [$  724]          [$1,240]          [$2,656]
          sold your shares at
          end of period                                          [$335]          [$  724]          [$1,240]          [$2,656]
-----------------------------------------------------------------------------------------------------------------------------
Class D:  did not sell your shares                               [$235]          [$  724]          [$1,240]          [$2,656]
          sold your shares at
          end of period                                          [$335]          [$  724]          [$1,240]          [$2,656]

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YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund or your financial advisor receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

Notice to Fund Shareholders: Class D shares are closed to new investors and new accounts. The Fund now offers Class C shares, which are subject to the same service and distribution fees and sales charges as Class D shares except Class C shares are not subject to a front-end sales charge. The Fund's advisor has agreed to waive indefinitely the front-end sales charge for purchases of Class D shares by existing Class D investors. For more information on expenses and sales charges for Class C shares and Class D shares, see "The Fund -- Your Expenses" and "Your Account -- Sales Charges" in this Prospectus.

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              INVESTMENT MINIMUMS

                   Initial Investment.........................................         $1,000
                   Subsequent Investments.....................................         $   50
                   Automatic Investment Plan*.................................         $   50
                   Retirement Plan*...........................................         $   25

              * The initial investment minimum of $1,000 is waived on these plans.

              The Fund reserves the right to change these investment
              minimums. The Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
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 8

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of the New York Stock
                       Exchange (NYSE), usually 4:00 p.m. Eastern time. Your
                       financial advisor may charge you fees for executing the
                       purchase for you.
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By check               For new accounts send a completed application and check made
(new account)          payable to the Fund and mailed to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional
(existing account)     investment stub included in your quarterly statement, or
                       send a letter of instruction including your Fund name and
                       account number with a check made payable to the Fund to
                       Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
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By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same Class of the Fund at no additional cost.
                       There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
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By wire                You may purchase shares by wiring money from your bank
                       account to your Fund account. To wire funds to your Fund
                       account, call 1-800-422-3737 for wiring instructions.
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By electronic          You may purchase shares by electronically transferring money
funds transfer         from your bank account to your Fund account by calling
                       1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good
                       form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
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Automatic              You can make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
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Automated dollar       You can purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       fund shares of the same Class at no additional cost. You
                       must have a current balance of at least $5,000 in the fund the money is coming from. Exchanges will continue so long as your fund balance is sufficient to complete the transfers.
                       You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                       1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
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By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same Class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

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              CHOOSING A SHARE CLASS

              The Fund offers four classes of shares in this prospectus -- CLASS A, B, C and D. Class D shares are closed to new investors and new accounts. Each share Class has its own sales charge and expense structure. Determining which share Class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which Class of shares makes the most sense for you.

              The Fund also offers an additional Class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
              separate prospectus provided to eligible institutional and other investors.
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CLASS A SHARES Your purchase of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  5.75               6.10                5.00
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$50,000 to less than $100,000                                      4.50               4.71                3.75
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                2.75
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               2.04                1.75

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

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 10

YOUR ACCOUNT

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                     COMMISSION %
Less than $3 million                                                     1.00
---------------------------------------------------------------------------------
$3 million to less than $5 million                                       0.80
---------------------------------------------------------------------------------
$5 million to less than $25 million                                      0.50
---------------------------------------------------------------------------------
$25 million or more                                                      0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding. For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

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              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B, C and D shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those shares you have held the longest.
             -------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

A.  What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date of the Statement of Intent is received by the Fund.

                                                                            ----

YOUR ACCOUNT

B.  What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

C.  How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depends on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

D.  How can I obtain more information about breakpoint discounts?

Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

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 12

YOUR ACCOUNT

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        5.00
------------------------------------------------------------------------------------
Through second year                                                       4.00
------------------------------------------------------------------------------------
Through third year                                                        3.00
------------------------------------------------------------------------------------
Through fourth year                                                       3.00
------------------------------------------------------------------------------------
Through fifth year                                                        2.00
------------------------------------------------------------------------------------
Through sixth year                                                        1.00
------------------------------------------------------------------------------------
Longer than six years                                                     0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        3.00
------------------------------------------------------------------------------------
Through second year                                                       2.00
------------------------------------------------------------------------------------
Through third year                                                        1.00
------------------------------------------------------------------------------------
Longer than three years                                                   0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

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YOUR ACCOUNT

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        3.00
------------------------------------------------------------------------------------
Through second year                                                       2.00
------------------------------------------------------------------------------------
Through third year                                                        1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Class C shares have no front-end sales charge, but they do carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding the shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up front commission of 1% on sales of Class C shares.

CLASS C SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        1.00
------------------------------------------------------------------------------------
Longer than one year                                                      0.00

CLASS D SHARES Class D shares are closed to new investors. Your purchases of Class D shares are made at the public offering price for these shares. This price includes a sales charge of 1.00% (currently being waived), which is paid as a commission to your financial advisor on the sale of Class D shares as shown in the chart below.

CLASS D SALES CHARGES

                                         % OF OFFERING PRICE
AS A % OF THE PUBLIC     AS A % OF      RETAINED BY FINANCIAL
   OFFERING PRICE     YOUR INVESTMENT          ADVISOR
        1.00               1.01                 1.00

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 14

YOUR ACCOUNT

In addition, the distributor pays your financial advisor an initial commission of 1.00% on sales of Class D shares. The Fund's investment advisor has agreed to waive indefinitely the front-end sales charge for purchases of Class D shares by existing Class D investors.

Class D shares also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share Class (and in some cases certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. In the case of Class D shares, you may exchange your Class D shares for Class D shares of another fund in which you own Class D shares. Otherwise, you may exchange your Class D shares only for Class C shares. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. In addition, if you acquired Class A shares of the Fund by exchange from another fund, you will not be permitted to exchange those shares into another fund for 30 calendar days. You may, however, redeem those shares at any time. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Your Account -- Fund Policy on Trading of Fund Shares" in this Prospectus for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-345-6611 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be

                                                                            ----

YOUR ACCOUNT

paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares by exchanging from the Fund into the same share Class (and, in some cases, certain other classes) of another fund distributed by
                       Columbia Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737. Class A share
                       exchange privileges may be limited. Please see "How to
                       Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                       You do not need to set up this feature in advance of your
                       call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution that participates in the Medallion Signature Guarantee Program for amounts
                       over $100,000 or for alternate payee or mailing
                       instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                       1-800-345-6611. Mail your letter of instruction to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                       telephone request. Be sure to complete the appropriate
                       section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares and request that the proceeds be
funds transfer         electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                       must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Directors of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion,

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 16

YOUR ACCOUNT

reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, the Fund imposes a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

The Fund will assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Columbia Fund) within 60 days of the purchase. The redemption fee is paid to the Fund.

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to assess the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification, unless the waiver is automatic as noted below. We'll redeem any shares that are eligible for a waiver first.

                                                                            ----

YOUR ACCOUNT

The Fund shareholder won't pay an otherwise applicable redemption fee on any of the following transactions:

- shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

- shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b) 457, Keogh, profit sharing, and money purchase pension accounts, where the Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

- shares sold by certain investment funds, including those that Columbia Management Advisors or its affiliates may manage (automatic)

- shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Fund that the program is not designed to be a vehicle for market timing

- shares sold by accounts maintained by a financial institution or intermediary where the Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary is unable for administrative reasons to assess the redemption fee to underlying shareholders

- shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Fund

- shares that were purchased by reinvested dividends (automatic)

- the following retirement plan distributions:

  - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

  - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

The Fund also has the discretion to waive the 2.00% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

As described above, certain intermediaries do not assess redemption fees to certain categories of redemptions that do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Fund's ability to assess redemption fees is generally limited by the intermediary's policies and, accordingly, no redemption fees will be assessed on such redemptions.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
RULE 12B-1 PLAN The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class B, C and D shares. The plan also permits the Fund to pay your financial advisor fees for certain services provided regarding your Class A, B, C and D shares. The annual service fee may equal up to 0.25% for each of Class A, Class B, Class C and Class D shares. The annual distribution fee may equal up to 0.75% for each of Class B, Class C and Class D shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares

----
 18

YOUR ACCOUNT

automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each Class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price

                                                                            ----

YOUR ACCOUNT

of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares and pays dividends at least annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

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 20

YOUR ACCOUNT

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund and subsequent distributions will be reinvested.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Directors. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of.

AVERAGE DAILY NET ASSETS            RATE
[                ]                  [    ]
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[                ]                  [    ]
------------------------------------------

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to
[     ]% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
PENELOPE L. BURGESS, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Burgess has served as an equity analyst for the Fund since 1997. Ms. Burgess has been associated with Columbia Management or its predecessors since November, 1993.

DEBORAH F. SNEE, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Snee has been associated with Columbia Management or its predecessors since March, 1999. Previously, Ms. Snee was a portfolio manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and

----
 22

MANAGING THE FUND

together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Information shown for Class A, B, C and D shares relates to the corresponding class of the predecessor fund. Certain information reflects financial results for a single Class A, B, C or D share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND

                                        (UNAUDITED)
                                     SIX MONTHS ENDED       YEAR ENDED             PERIOD ENDED                PERIOD ENDED
                                     FEBRUARY 28, 2005    AUGUST 31, 2004       AUGUST 31, 2003(a)         DECEMBER 31, 2002(b)
                                          Class A             Class A                Class A                     Class A
                                          -------             -------                -------                     -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                    13.04               11.34                   10.05                       10.04
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
($):
  Net investment income (loss)(c)           --(d)               0.01                    0.04                       (0.02)
  Net realized and unrealized
  gain on investments, foreign
  currency and foreign capital
  gains tax                                 2.28                1.69                    1.25                        0.03
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations            2.28                1.70                    1.29                        0.01
-------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in
capital                                     --(c)(d)            --(c)(d)                  --                          --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                          15.32               13.04                   11.34                       10.05
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)(e)                        17.51(f)(g)         14.99(f)                12.84(g)                     0.10(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)
($)                                       27,675              24,119                  21,664                      20,178
Ratio of expenses to average net
assets (%)(h)                               1.28(i)             1.72                    1.90(i)                     1.86(i)
Ratio of net investment income
(loss) to average net assets
(%)(h)                                      0.05(i)             0.10                    0.61(i)                    (0.39)(i)
Waiver (%)                                  0.13(i)             0.09                      --                          --
Portfolio turnover rate (%)                   38(g)               90                      43(g)                       96

 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Rounds to less than $0.01 per share.

 (e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

 (f) Had the investment advisor not waived a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

----
 24

FINANCIAL HIGHLIGHTS

THE FUND

                                            (UNAUDITED)
                                         SIX MONTHS ENDED       YEAR ENDED             PERIOD ENDED              PERIOD ENDED
                                         FEBRUARY 28, 2005    AUGUST 31, 2004       AUGUST 31, 2003(a)       DECEMBER 31, 2002(b)
                                              Class B             Class B                Class B                   Class B
                                              -------             -------                -------                   -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                        12.81               11.23                   10.02                     10.04
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
($):
  Net investment loss(c)                       (0.05)              (0.09)                  (0.03)                    (0.05)
  Net realized and unrealized gain on
  investments, foreign currency and
  foreign capital gains tax                     2.24                1.67                    1.24                      0.03
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                2.19                1.58                    1.21                     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in
capital                                           --(c)(d)            --(c)(d)                --                        --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                              15.00               12.81                   11.23                     10.02
---------------------------------------------------------------------------------------------------------------------------------
Total return %(e)(f)                           17.10(g)            14.07                   12.08(g)                  (0.20)(g)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ($)         11,317              10,221                  10,316                    10,920
Ratio of expenses to average net
assets (%)(h)                                   2.03(i)             2.50                    2.98(i)                   3.64(i)
Ratio of net investment loss to
average net assets (%)(h)                      (0.70)(i)           (0.69)                  (0.47)(i)                 (2.17)(i)
Waiver (%)                                      0.13(i)             0.18                    0.11(i)                   0.11(i)
Portfolio turnover rate (%)                       38(g)               90                      43(g)                     96

 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Rounds to less than $0.01 per share.

 (e) Total return at net asset value assuming no contingent deferred sales charge.

 (f) Had the Fund's investment advisor not waived a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND

                                                                   (UNAUDITED)
                                                                SIX MONTHS ENDED        PERIOD ENDED
                                                                FEBRUARY 28, 2005    AUGUST 31, 2004(a)
                                                                     Class C              Class C
                                                                     -------              -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                               12.86                  12.27
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                                              (0.05)                 (0.01)
  Net realized and unrealized gain on investments, foreign
  currency and foreign capital gains tax                               2.24                   0.60
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       2.19                   0.59
-------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                                 --                     --(b)(c)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                     15.05                  12.86
-------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                             17.03                   4.81
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ($)                                   622                    632
Ratio of expenses to average net assets (%)(g)(h)                      2.03                   2.11
Ratio of net investment income (loss) to average net assets
(%)(g)(h)                                                             (0.70)                 (0.05)
Waiver (%)(h)                                                          0.13                   0.35
Portfolio turnover rate (%)                                              38                     90

 (a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Rounds to less than $0.01 per share.

 (d) Total return at net asset value assuming no contingent deferred sales charge.

 (e) Had the Fund's investment advisor not waived a portion of expenses, total return would have been reduced.

 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

----
 26

FINANCIAL HIGHLIGHTS

THE FUND

                                            (UNAUDITED)
                                         SIX MONTHS ENDED       YEAR ENDED             PERIOD ENDED              PERIOD ENDED
                                         FEBRUARY 28, 2005    AUGUST 31, 2004       AUGUST 31, 2003(a)       DECEMBER 31, 2002(b)
                                              Class D             Class D                Class D                   Class D
                                              -------             -------                -------                   -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                        12.91                11.27                   10.02                     10.04
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
($):
  Net investment income (loss)(c)              (0.05)               (0.04)                   --(d)                    (0.04)
  Net realized and unrealized gain on
  investments, foreign currency and
  foreign capital gains tax                     2.25                 1.68                    1.25                      0.02
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                2.20                 1.64                    1.25                     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
  Redemption fees added to paid-in
  capital                                       --(c)(d)             --(c)(d)                  --                        --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                              15.11                12.91                   11.27                     10.02
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                         17.04(g)             14.55                   12.48(g)                  (0.20)(g)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ($)            750                  738                     633                       542
Ratio of expenses to average net
assets (%)(h)                                   2.03(i)              2.10                    2.49(i)                   3.48(i)
Ratio of net investment income (loss)
to average net assets (%)(h)                    0.70(i)             (0.27)                   0.02(i)                  (2.01)(i)
Waiver (%)                                      0.13(i)              0.57                    0.75(i)                   0.75(i)
Portfolio turnover rate (%)                       38(g)                90                      43(g)                     96

 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Rounds to less than $0.01 per share.

 (e) Total return at net asset value assuming no contingent deferred sales charge.

 (f) Had the Fund's investment advisor not waived a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

                                                                            ----

NOTES

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----
 28

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. These reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Fund's Statement of Additional Information and the Fund's website (www.columbiafunds.com) include a description of the Fund's policies with respect to disclosure of its portfolio holdings.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia International Stock Fund, Inc.: 811-07024

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         Advised by Columbia Management Advisors

         (C)2004 Columbia Funds Distributor, Inc.
         A Member of Columbia Management Group
         One Financial Center, Boston, MA 02111-2621
         800.426.3750 www.columbiafunds.com                     115-01/768T-1204

COLUMBIA INTERNATIONAL STOCK FUND       Prospectus,              , 2005

CLASS G SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   5
Your Expenses........................................   7

YOUR ACCOUNT                                            9
---------------------------------------------------------
How to Buy Shares....................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  11
How to Sell Shares...................................  12
Fund Policy on Trading of Fund Shares................  13
Distribution and Service Fees........................  15
Other Information About Your Account.................  16


MANAGING THE FUND                                      18
---------------------------------------------------------
Investment Advisor...................................  18
Portfolio Managers...................................  18
Legal Proceedings....................................  18


FINANCIAL HIGHLIGHTS                                   20
---------------------------------------------------------

Class G shares are sold only to investors who received (and who have continuously held) Class G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks issued by companies from at least three countries outside the United States.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
While the Fund's investments are not limited by market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.

The Fund intends to invest principally in the equity securities of companies located in the following countries or regions: Australia, Brazil, Canada, China, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Mexico, The Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures) and certain options and financial futures contracts (derivatives).

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as noted otherwise, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

----
 2

THE FUND

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund is also subject to Foreign Currency Risk. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.

The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond, an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that generally can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Fund will not use derivatives for speculative purposes or as leveraged investment that may magnify gains or losses.

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of

                                                                            ----

THE FUND

equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

----
 4

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
Because Class G shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares from November 1, 2002 until December 31, 2004, and prior to November 1, 2002, Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B and Class Z shares, adjusted to reflect the sales charges of Class G, compared with those of a broad measure of market performance for 1 year, 5 years and 10 years. The returns shown are the returns of the Class G shares of Columbia International Stock Fund, Inc., the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class G share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

              The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (the
              "MSCI EAFE Index") and the Morgan Stanley Capital
              International All Country World Ex US Index (the "MSCI AC
              World Ex US Index"). The MSCI EAFE Index is an unmanaged
              index representing major stock markets in Europe, Australasia and the Far East. The MSCI AC World Ex US Index is also an unmanaged index representing both developed and emerging markets of 49 countries, excluding the United States. Unlike the Fund, indices are not investments, do not incur fees,
              expenses or taxes and are not professionally managed.
             -------------------------------------------------------------------

                                                                            ----

THE FUND

CALENDAR YEAR TOTAL RETURNS (CLASS G)(1)

                                  (BAR CHART)

                        5.15%     16.59%     11.47%     12.83%     57.93%                                      31.04%     12.49%
                                                                              -22.64%    -18.47%    -16.35%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return          For the periods shown in bar chart:
            through June 30, 2005 was     %                Best quarter: 4th quarter 1999, +34.96%
                                                           Worst quarter: 3rd quarter 2002, -18.71%

(1)Class G performance information includes returns of the predecessor fund's Class B shares for the period from November 1, 2002 through December 31, 2004 and for the periods prior thereto, the predecessor fund's Class Z shares (the oldest existing predecessor fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower, since the newer class of shares are subject to a Rule 12b-1 fee.

----
 6

THE FUND

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004(1)

                                                             INCEPTION
                                                            DATE 3/18/05         1 YEAR         5 YEARS         10 YEARS
Class G (%)
  Return Before Taxes                                                            [    ]         [    ]          [    ]
  Return After Taxes on Distributions                                            [    ]         [    ]          [    ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                         [    ]         [    ]          [    ]
------------------------------------------------------------------------------------------------------------------------
MSCI AC World Ex US Index (%)                                                    [    ]         [    ]          [    ]
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                                              [    ]         [    ]          [    ]

(1) Class G performance information includes returns of the Fund's Class B shares for the period from November 1, 2002 through December 31, 2004 and for the periods prior thereto, the predecessor fund's Class Z shares (the oldest existing predecessor fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower, since the newer class of shares are subject to a Rule 12b-1 fee.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, other administration, transfer agency, custody and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class G shares convert to Class A shares after eight years
             -------------------------------------------------------------------

                                                                            ----

THE FUND

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          0.00
-----------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                5.00
-----------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (2)(3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

 (3) A Redemption fee of 2.00% may be charged on shares that were owned for 60 days or less. For information, see "Fund Policy on Trading Fund Shares" below.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS G
Management fee(1) (%)                                             [.98%]
-----------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                         [.95%]
-----------------------------------------------------------------------
Other expenses(2) (%)                                            [1.24%]
-----------------------------------------------------------------------
Total annual fund operating expenses(1)(2)(3) (%)                [2.17%]

 (1) The Fund's advisor has voluntarily agreed to waive 0.10% of the management fee. If this waiver were reflected in the table, the management fee would be 0.88%. This arrangement may be modified or terminated by the advisor at any time. The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

 (2) Because Class G shares have not been offered for a full calendar year, the expenses provided are estimates based on Class B shares for the Fund's last fiscal year. The Fund's advisor has voluntarily agreed to waive 0.11% of the transfer agency fees. If this waiver were reflected in the table, other expenses would be 0.13% and the total annual fund operating expenses for Class G shares would be 1.96% taking into consideration waiver discussed in note 5. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
Class G:
  did not sell your shares                                     [$220]           [$ 679]         [$1,164]         [$2,326]
  sold all your shares at the end of the period                [$720]          [$1,079]         [$1,464]         [$2,326]

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 8

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

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             INVESTMENT MINIMUMS

                   INITIAL MINIMUMS:
                   Initial Investment..........................................  $1,000
                   Subsequent Investments......................................  $   50
                   Automatic Investment Plan*..................................  $   50
                   Retirement Plan*............................................  $   25

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The initial investment minimum of $1,000 is waived on these plans. The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your quarterly statement, or
                       send a letter of instruction including your Fund name and
                       account number with a check made payable to the Fund to
                       Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging Class G shares you own in a different fund distributed by Columbia Funds Distributor,
                       Inc. for shares of the same class (and, in some cases,
                       certain other classes) of the Fund at no additional cost.
                       There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       fund shares of the same class of the Fund at no additional cost. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may be an additional sales charge if exchanging from a money market fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

CLASS G SHARES Your purchases of Class G shares are at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

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 10

YOUR ACCOUNT

CLASS G SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        5.00
------------------------------------------------------------------------------------
Through second year                                                       4.00
------------------------------------------------------------------------------------
Through third year                                                        4.00
------------------------------------------------------------------------------------
Through fourth year                                                       4.00
------------------------------------------------------------------------------------
Through fifth year                                                        3.00
------------------------------------------------------------------------------------
Through sixth year                                                        2.00
------------------------------------------------------------------------------------
Through seventh year                                                      1.00
------------------------------------------------------------------------------------
Longer than seven years                                                   0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in G shares are subject to a CDSC, a
              sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The
              CDSC is applied to the net asset value at the time of
              purchase or sale, whichever is lower. For purposes of
              calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
              longest.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class B shares acquired upon exchange of Class G shares may not be further exchanged for Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" in this Prospectus for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

                                                                            ----

YOUR ACCOUNT

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" also means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class
                       B shares for Class G shares) of another fund distributed by
                       Columbia Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-345-6611.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-345-6611, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-345-6611.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution that participates in the Medallion Signature Guarantee Program for amounts
                       over $100,000 or for alternate payee or mailing
                       instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                       1-800-345-6611.

                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

----
 12

YOUR ACCOUNT

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Directors of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds, including the Fund, impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

                                                                            ----

YOUR ACCOUNT

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

The Fund will assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Columbia Fund) within 60 days of the purchase. The redemption fee is paid to the Fund.

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to assess the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification, unless the waiver is automatic as noted below. We'll redeem any shares that are eligible for a waiver first.

The Fund shareholder won't pay an otherwise applicable redemption fee on any of the following transactions:

- shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

- shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, and money purchase pension accounts, where the Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

- shares sold by certain investment funds, including those that Columbia Management Advisors or its affiliates may manage (automatic)

- shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Fund that the program is not designed to be a vehicle for market timing

- shares sold by accounts maintained by a financial institution or intermediary where the Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary is unable for administrative reasons to assess the redemption fee to underlying shareholders

- shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Fund

- shares that were purchased by reinvested dividends (automatic)

- the following retirement plan distributions:

     - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy"
       plan)

     - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

----
 14

YOUR ACCOUNT

The Fund also has the discretion to waive the 2.00% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

As described above, certain intermediaries do not assess redemption fees to certain categories of redemptions that do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Fund's ability to assess redemption fees is generally limited by the intermediary's policies and, accordingly, no redemption fees will be assessed on such redemptions.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
RULE 12B-1 PLAN The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The plan also permits the Fund to pay your financial advisor fees for certain services provided regarding your Class G shares. The annual fees for shareholder liaison services and administration support may equal up to 0.25%. The annual distribution fee may equal up to 0.75%. Distribution and service fees are paid out of the assets of this class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class A shares after eight years, eliminating a portion of these fees upon conversion. See "Your Account -- Sales Charges" or the Statement of Additional Information for the conversion schedules applicable to Class G shares.

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

                                                                            ----

YOUR ACCOUNT

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less

----
 16

YOUR ACCOUNT

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares and pays dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution will be reinvested in additional shares of the Fund, and subsequent distributions will be reinvested.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Directors. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                 RATE
[            ]                           [   ]
----------------------------------------------
[            ]                           [   ]
----------------------------------------------
[            ]                           [   ]
----------------------------------------------
[            ]                           [   ]
----------------------------------------------
[            ]                           [   ]

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to
[     ]% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
PENELOPE L. BURGESS, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Burgess has served as an equity analyst for the Fund since 1997. Ms. Burgess has been associated with Columbia Management or its predecessors since November, 1993.

DEBORAH F. SNEE, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Snee has been associated with Columbia Management or its predecessors since March, 1999. Previously, Ms. Snee was a portfolio manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and

----
 18

MANAGING THE FUND

together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class G shares relates to the Class Z shares of the predecessor fund. Information is shown for the Fund's Class Z shares for the last five fiscal years and for the six-month period ending on February 28, 2005. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND

                                             (UNAUDITED)
                                          SIX MONTHS ENDED     YEAR ENDED           PERIOD ENDED
                                            FEBRUARY 28,       AUGUST 31,            AUGUST 31,
                                                2005              2004                2003(a)
                                              Class Z           Class Z               Class Z
                                              -------           -------               -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                          13.14            11.40                 10.05
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (loss)                    (0.02)(c)         0.07(c)               0.07(c)
 Net realized and unrealized gain
 (loss) on investments, foreign
 currency and foreign capital gains tax           2.29             1.67                  1.27
------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.31             1.78                  1.34
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment income                      (0.07)           (0.04)                   --
 From net realized gains                            --               --                    --
 Return of capital                                  --               --                    --
------------------------------------------------------------------------------------------------
Total Distributions                              (0.07)           (0.04)                   --
------------------------------------------------------------------------------------------------
REDEMPTION FEES:
 Redemption fees added to paid-in
 capital                                            --(c)(d)         --(c)(d)            0.01(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                15.38            13.14                 11.40
------------------------------------------------------------------------------------------------
Total return (%)                                 17.61(f)(g)      15.65(f)              13.43(f)(g)
------------------------------------------------------------------------------------------------
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (in
 thousands)($)                                 637,601          558,082               248,718
 Ratio of expenses to average net
 assets(h) (%)                                    1.03(i)          1.10                  1.47(i)
 Ratio of net investment income (loss)
 to average net assets(h)                         0.30(i)          0.81                  1.03(i)
 Waiver (%)                                       0.13(i)          0.18                  0.12(i)
Portfolio turnover rate (%)                         38(g)            90                    43(g)

                                                            YEAR ENDED DECEMBER 31,

                                          2002(b)              2001                2000         1999
                                         Class Z             Class Z             Class Z      Class Z
                                          -------             -------             -------      -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                     12.03               14.77               22.81        15.45
---------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (loss)                  --(c)(d)          0.01               (0.04)       (0.05)
 Net realized and unrealized gain
 (loss) on investments, foreign
 currency and foreign capital gains tax     (1.94)              (2.74)              (5.17)        9.00
---------------------------------------
Total from Investment Operations            (1.94)              (2.73)              (5.21)        8.95
---------------------------------------
LESS DISTRIBUTIONS:
 From net investment income                 (0.01)              (0.01)                 --           --
 From net realized gains                       --               (2.83)              (1.59)       (0.01)
 Return of capital                          (0.03)                 --                  --           --
---------------------------------------
Total Distributions                         (0.04)              (0.01)              (2.83)       (1.59)
---------------------------------------
REDEMPTION FEES:
 Redemption fees added to paid-in
 capital                                       --                  --                  --           --
---------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                           10.05               12.03               14.77        22.81
---------------------------------------
Total return (%)                           (16.10)(f)          (18.47)             (22.64)       57.93
---------------------------------------
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (in
 thousands)($)                            143,332             135,626             175,316      239,223
 Ratio of expenses to average net
 assets(h) (%)                               1.49                1.56                1.42         1.48
 Ratio of net investment income (loss)
 to average net assets(h)                   (0.02)              (0.06)              (0.19)       (0.35)
 Waiver (%)                                  0.12                  --                  --           --
Portfolio turnover rate (%)                    96                 130                 112           94

 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Rounds to less than $0.01 per share.

 (e) Total return at net asset value assuming all distributions reinvested.

 (f) Had the Advisor not waived a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

----
 20

NOTES

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----
 22

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Fund's Statement of Additional Information and the Fund's website (www.columbiafunds.com) include a description of the Fund's policies with respect to disclosure of its portfolio holdings.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia International Stock Fund, Inc.

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
         ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
         800.426.3750  WWW.COLUMBIAFUNDS.COM                    115-01/791U-0305

COLUMBIA INTERNATIONAL STOCK FUND       Prospectus,              , 2005

CLASS Z SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   5
Your Expenses........................................   6

YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Eligible Investors...................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  10
How to Sell Shares...................................  11
Fund Policy on Trading of Fund Shares................  12
Other Information About Your Account.................  15

MANAGING THE FUND                                      18
---------------------------------------------------------
Investment Advisor...................................  18
Portfolio Managers...................................  18
---------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   20
---------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks issued by companies from at least three countries outside the United States.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
While the Fund's investments are not limited by market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.

The Fund intends to invest principally in the equity securities of companies located in the following countries or regions: Australia, Brazil, Canada, China, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Mexico, The Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures) and certain options and financial futures contracts (derivatives).

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as noted otherwise, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

----
 2

THE FUND

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund is also subject to Foreign Currency Risk. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.

The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that generally can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Fund will not use derivatives for speculative purposes or as leveraged investment that may magnify gains or losses.

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of

                                                                            ----

THE FUND

equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

----
 4

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The returns shown are the returns of the Class Z shares of Columbia International Stock Fund, Inc., the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year in the life of the Fund. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses.

              The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (the
              "MSCI EAFE Index") and the Morgan Stanley Capital
              International All Country World Ex US Index (the "MSCI AC
              World Ex US Index"). The MSCI EAFE Index is an unmanaged
              index representing major stock markets in Europe, Australasia and the Far East. The MSCI AC World Ex US Index is also an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS Z)


                                  (BAR CHART)

                        5.15%     16.59%     11.47%     12.83%     57.93%                                      33.08%
                                                                              -22.64%    -18.47%    -16.10%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Fund's year-to-date total return              For the periods shown in bar chart:
            through June 30, 2005 (Class Z) was     %.        Best quarter: [4th quarter 1999, +34.96%]
                                                              Worst quarter: [3rd quarter 2002,     %]

                                                                            ----

THE FUND

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                              INCEPTION
                                                                DATE            1 YEAR         5 YEARS         10 YEARS
Class Z (%)                                                    10/1/92
  Return Before Taxes                                                            [  ]            [  ]            [  ]
  Return After Taxes on Distributions                                            [  ]            [  ]            [  ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                         [  ]            [  ]            [  ]
-----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                                              [  ]            [  ]            [  ]
-----------------------------------------------------------------------------------------------------------------------
MSCI AC World Free Ex US Index (%)                                               [  ]            [  ]            [  ]

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------

              UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other administrative costs including pricing and custody services.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   0.00
------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                         0.00
------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                       2.00(2)(3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

 (3) A redemption fee of 2% of redemption proceeds will be imposed on redemptions (including redemptions by exchange) of Class Z shares of the Fund that were owned for 60 days or less. The redemption fee will be applied assuming that shares held the longest are redeemed first. Shares purchased prior to February 15, 2003 are not subject to the redemption fee. The fee may be waived in certain circumstances, as described under "Fund Policy on Trading of Fund Shares." For Fund shares held through certain

----
 6

THE FUND

     intermediaries, the redemption fee will be charged in generally the same manner as for shares held directly with the Fund. However, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(4) (%)                                                       [1.00]
---------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                   [0.00]
---------------------------------------------------------------------------------
Other expenses(4)(5) (%)                                                    [0.32]
---------------------------------------------------------------------------------
Total annual fund operating expenses(4)(5) (%)                              [1.32]

 (4) The Fund's advisor has voluntarily agreed to waive 0.10% of the management fee. If this waiver were reflected in the table, the management fee would be 0.90% and the total annual fund operating expenses would be 1.11%, taking into account the transfer agency fee waiver discussed in footnote 6. This arrangement may be modified or terminated by the advisor at any time. The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

 (5) The Fund's advisor has voluntarily agreed to waive 0.11% of the transfer agency fees. If this waiver were reflected in the table, other expenses would be 0.21% and total annual fund operating expenses would be 1.11%, taking into account the management fee waiver discussed in footnote 4. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  [$134]    [$418]    [$723]   [$1,590]

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of the New York Stock
                       Exchange (NYSE), usually 4:00 p.m. Eastern time. Your
                       financial advisor may charge you fees for executing the
                       purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts send a completed application and check made
(new account)          payable to the Fund and mailed to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional
(existing account)     investment stub included in your quarterly statement, or
                       send a letter of instruction including your Fund name and
                       account number with a check made payable to the Fund and
                       mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                       Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class or Class A of the Fund at no
                       additional cost. There may be an additional charge if
                       exchanging from a money market fund. To exchange by
                       telephone, call 1-800-422-3737. Please see "How to Exchange
                       Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You can make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You can purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       fund shares of the same class at no additional cost. You
                       must have a current balance of at least $5,000 in the fund the money is coming from. Exchanges will continue so long as your fund balance is sufficient to complete the transfers.
                       You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                       1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

----
 8

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of a Fund, directly or by exchange. Class Z shares of a Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial adviser offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

- Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

- Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds

                                                                            ----

YOUR ACCOUNT

Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus --
              CLASS Z.

              The Fund also offers four additional classes of shares -- Class A, B, C and D shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

              In general, anyone who is eligible to purchase Class Z
              shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to

----
 10

YOUR ACCOUNT

adversely impact its ability to manage the Fund. See "Your Account -- Fund Policy on Trading of Fund Shares" in this Prospectus for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of
                       another fund distributed by Columbia Funds Distributor, Inc.
                       at no additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                       You do not need to set up this feature in advance of your
                       call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution that participates in the Medallion Signature Guarantee Program for amounts
                       over $100,000 or for alternate payee or mailing
                       instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081
-----------------------------------------------------------------------------------
By wire                You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                       telephone request. Be sure to complete the appropriate
                       section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares and request that the proceeds be
funds transfer         electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                       must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Directors of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

----
 12

YOUR ACCOUNT

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, the Fund imposes a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

The Fund will assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Columbia Fund) within 60 days of the purchase. The redemption fee is paid to the Fund.

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to assess the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification, unless the waiver is automatic as noted below. We'll redeem any shares that are eligible for a waiver first.

                                                                            ----

YOUR ACCOUNT

The Fund shareholder won't pay an otherwise applicable redemption fee on any of the following transactions:

- shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

- shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b) 457, Keogh, profit sharing, and money purchase pension accounts, where the Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

- shares sold by certain investment funds, including those that Columbia Management Advisors or its affiliates may manage (automatic)

- shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Fund that the program is not designed to be a vehicle for market timing

- shares sold by accounts maintained by a financial institution or intermediary where the Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary is unable for administrative reasons to assess the redemption fee to underlying shareholders

- shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Fund

- shares that were purchased by reinvested dividends (automatic)

- the following retirement plan distributions:

  - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

  - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

The Fund also has the discretion to waive the 2.00% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

As described above, certain intermediaries do not assess redemption fees to certain categories of redemptions that do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Fund's ability to assess redemption fees is generally limited by the intermediary's policies and, accordingly, no redemption fees will be assessed on such redemptions.

INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

----
 14

YOUR ACCOUNT

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund may hold securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

                                                                            ----

YOUR ACCOUNT

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares and pays dividends at least annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
-----------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
-----------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
-----------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

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 16

YOUR ACCOUNT

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Directors. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS           RATE
[                    ]             [  ]
---------------------------------------
[                    ]             [  ]
---------------------------------------
[                    ]             [  ]
---------------------------------------
[                    ]             [  ]
---------------------------------------
[                    ]             [  ]

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to [ ]% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
PENELOPE L. BURGESS, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Burgess has served as an equity analyst for the Fund since 1997. Ms. Burgess has been associated with Columbia Management or its predecessors since November, 1993.

DEBORAH F. SNEE, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Snee has been associated with Columbia Management or its predecessors since March, 1999. Previously, Ms. Snee was a portfolio manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

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 18

MANAGING THE FUND

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance for the periods indicated. Information shown for Class Z shares relates to the Class Z shares of the predecessor fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND

                                             (UNAUDITED)
                                              SIX MONTHS
                                                ENDED               YEAR ENDED           PERIOD ENDED
                                             FEBRUARY 28,           AUGUST 31,            AUGUST 31,
                                                 2005                  2004                2003(A)
                                               Class Z               Class Z               Class Z
                                               -------               -------               -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                          13.14                 11.40                  10.05
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)                    0.02(c)               0.11(c)                0.07(c)
  Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                       2.29                  1.67                   1.27
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.31                  1.78                   1.34
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                     (0.07)                (0.04)                    --
  From net realized gains                           --                    --                     --
  Return of capital                                 --                    --                     --
-----------------------------------------------------------------------------------------------------
Total Distributions                              (0.07)                (0.04)                    --
-----------------------------------------------------------------------------------------------------
REDEMPTION FEES:
  Redemption fees added to paid-in capital          --(c)(d)              --(c)(d)             0.01(c)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                15.38                 13.14                  11.40
-----------------------------------------------------------------------------------------------------
Total return(e)                                  17.61(f)(g)           15.65(f)               13.43(f)(g)
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)
  ($)                                          637,601               558,082                248,718
Ratio of expenses to average net assets(h)
  (%)                                             1.03(i)               1.10                   1.47(i)
Ratio of net investment income (loss) to
average net assets(h)                             0.30(i)               0.81                   1.03(i)
Waiver (%)                                        0.13(i)               0.18                   0.12(i)
Portfolio turnover rate (%)                         38(g)                 90                     43(g)


                                                                 YEAR ENDED DECEMBER 31,
                                              2002(B)              2001                 2000          1999
                                             Class Z             Class Z              Class Z        Class Z
                                             -------             -------              -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                         12.03               14.77               22.81         15.45
-------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)                     --(c)(d)          0.01               (0.04)        (0.05)
  Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                     (1.94)              (2.74)              (5.17)         9.00
-------------------------------------------
Total from Investment Operations                (1.94)              (2.73)              (5.21)         8.95
-------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                    (0.01)              (0.01)                 --            --
  From net realized gains                          --               (2.83)              (1.59)        (0.01)
  Return of capital                             (0.03)                 --                  --            --
-------------------------------------------
Total Distributions                             (0.04)              (0.01)              (2.83)        (1.59)
-------------------------------------------
REDEMPTION FEES:
  Redemption fees added to paid-in capital         --                  --                  --            --
-------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                               10.05               12.03               14.77         22.81
-------------------------------------------
Total return(e)                                (16.10)(f)          (18.47)             (22.64)        57.93
-------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)
  ($)                                         143,332             135,626             175,316       239,223
Ratio of expenses to average net assets(h)
  (%)                                            1.49                1.56                1.42          1.48
Ratio of net investment income (loss) to
average net assets(h)                           (0.02)               0.06               (0.19)        (0.35)
Waiver (%)                                       0.12                  --                  --            --
Portfolio turnover rate (%)                        96                 130                 112            94

 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Rounds to less than $0.01 per share.

 (e) Total return at net asset value assuming all distributions reinvested.

 (f) Had the Advisor not waived a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

----
 20

NOTES

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FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. These reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Fund's Statement of Additional Information and the Fund's website (www.columbiafunds.com) include a description of the Fund's policies with respect to disclosure of its portfolio holdings.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia International Stock Fund, Inc.: 811-07024

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         Advised by Columbia Management Advisors

         (C)2004 Columbia Funds Distributor, Inc.
         A Member of Columbia Management Group
         One Financial Center, Boston, MA 02111-2621
         800.426.3750 www.columbiafunds.com                     115-01/769T-1204

                        COLUMBIA INTERNATIONAL STOCK FUND
                       A SERIES OF COLUMBIA FUNDS TRUST IX
                       STATEMENT OF ADDITIONAL INFORMATION
                              ______________, 2005

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia International Stock Fund (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated _________, 2005. This SAI should be read together with the Fund's Prospectus, and the most recent Annual Report dated August 31, 2004 and Semiannual Report dated February 28, 2005 of Columbia International Stock Fund, Inc., an Oregon corporation, the predecessor to the Fund (the "Predecessor Fund"). Investors may obtain a free copy of the Fund's Prospectus and the Predecessor Fund's Annual Report and Semiannual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. The financial statements and Report of the Independent Registered Public Accounting Firm appearing in the Predecessor Fund's August 31, 2004 Annual Report and the financial statements appearing in the Predecessor Fund's February 28, 2005 Semiannual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

                                                                        PAGE
PART 1

Definitions                                                              []
Organization and History                                                 []
Fundamental Investment Policies                                          []
Other Investment Policies                                                []
Portfolio Turnover                                                       []
Fund Charges and Expenses                                                []
Custodian of the Fund                                                    []
Independent Registered Public Accounting Firm of the Fund                []
Portfolio Managers                                                       []

PART 2

Miscellaneous Investment Practices                                       []
Taxes                                                                    []
Additional Tax Matters Concerning Trust Shares                           []
Management of the Funds                                                  []
Determination of Net Asset Value                                         []
How to Buy Shares                                                        []
Special Purchase Programs/Investor Services                              []
Programs for Reducing or Eliminating Sales Charges                       []
How to Sell Shares                                                       []
Distributions                                                            []
How to Exchange Shares                                                   []
Suspension of Redemptions                                                []
Shareholder Liability                                                    []
Shareholder Meetings                                                     []
Appendix I                                                               []
Appendix II                                                              []

760-16/802T-1204

                                     PART 1
                        COLUMBIA FEDERAL SECURITIES FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                               ____________, 2005

DEFINITIONS

      "Trust"       Columbia Funds Trust IX
      "Fund"        Columbia International Stock Fund
      "Advisor"     Columbia Management Advisors, Inc., the Fund's investment
                    advisor
      "CFD"         Columbia Funds Distributor, Inc. the Fund's distributor
      "CFS"         Columbia Funds Services, Inc., the Fund's shareholder
                    services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is an open-end management diversified investment company, representing the entire interest in a separate series of the Trust. The Fund commenced investment operations as a series of the Trust on __________, 2005. Prior to ______________, 2005 (the "Fund Reorganization Date"), the Fund was organized as an Oregon corporation (the "Predecessor Fund") that commenced investment operations on __________, 1984. The information provided for the fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of the Trust's shares may call meetings to consider removal of Trustees of the Trust. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

The Fund offers four classes of shares - Classes A, B C and Z shares.

Effective October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Funds Municipal Trust" to its current name.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial

                                       b
transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

OTHER INVESTMENT POLICIES

The following non-fundamental investment policies may be changed without shareholder approval:

(1) The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

(2) Under normal market conditions, no more than 25% of the Fund's assets may be committed to the consummation of currency exchange transactions.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover in the Fund's portfolio may result in correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, as follows:

Average Daily Net Assets                           Rate
--------------------------------                   ----
First $500 million of net assets                   1.00%
Next $500 million of net assets                    0.95%
Net assets in excess of $1 billion                 0.90%

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

                                        c

-     an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The Fund pays the following shareholders' servicing and transfer agency fees to
CFS:

An annual open account fee of $28 per open account in an equity fund, $34 per open account in a fixed income fund, and $33.50 per open account in a money market fund plus a Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in the Fund's accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

RECENT FEES PAID TO THE ADVISOR, CFD AND CFS (dollars in thousands)

                                                     Year ended August 31,
                                                    -----------------------
                                                    2005     2004     2003*
                                                    ----     ----     ----
Management fee
Bookkeeping fee
Shareholder services and transfer agent fee
12b-1 fees:
  Service fee (Class A)
  Service fee (Class B)
  Service fee (Class C)
  Distribution fee (Class B)
  Distribution fee (Class C)
Fees waived by CFD  (Class C)

*The Fund changed its fiscal year end from December 31 to August 31 in 2003. Information is for the eight-month period ended August 31, 2003.

                                                      Year ended August 31,
                                                    -------------------------
                                                     2005     2004      2003
                                                    ------   -------   ------
Total commissions                                            $ 2,219   $  576
Directed transactions(a)                                           0        0
Commissions on directed transactions                               0        0

(a) See "Management of the Funds - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At August 31, 2005, the Fund held securities of its regular brokers or dealers as set forth below:

                                        d

Broker/Dealer                Value (in thousands)
[     ]                      [     ]

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of the officers of the funds in the Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act), including Trustees who are affiliated with the Advisor. For the fiscal year ended August 31, 2005 and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                             Pension or Retirement    Aggregate Compensation from     Total Compensation from the
                              Benefits Accrued as    the Fund for the Fiscal Year    Columbia Funds Complex Paid to
                                 Part of Fund                    Ended               the Trustees for the Calendar
     Trustee(a)                   Expenses(b)               August 31, 2005         Year Ended December 31, 2004(a)
---------------------        ---------------------   ----------------------------   -------------------------------
Douglas A. Hacker                     N/A                        [ ]                           135,000
Janet Langford Kelly                  N/A                        [ ]                           148,500
Richard W. Lowry                      N/A                        [ ]                           150,700
William E. Mayer                      N/A                        [ ]                           166,700
Charles R. Nelson                     N/A                        [ ]                           141,500
John J. Neuhauser                     N/A                        [ ]                           158,284
Patrick J. Simpson(c)                 N/A                        [ ]                           129,000
Thomas E. Stitzel                     N/A                        [ ]                           149,000
Thomas C. Theobald(d)                 N/A                        [ ]                           172,500
Anne-Lee Verville(e)                  N/A                        [ ]                           157,000
Richard L. Woolworth                  N/A                        [ ]                           131,000

(a) As of December 31, 2004, the Fund Complex consisted of [ ] open-end and [ ] closed-end management investment company portfolios.

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) During the fiscal year ended August 31, 2005, Mr. Simpson deferred $[ ] of his compensation from the Fund and $[ ] of his total compensation from the Fund Complex. At December 31, 2004, the value of Mr. Simpson's account under that Plan was $143,646.

(d) During the fiscal year ended August 31, 2005 and the calendar year ended December 31, 2004, Mr. Theobald deferred $[ ] his compensation from the Fund and $[ ] of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

(e) During the fiscal year ended August 31, 2004 and the calendar year ended December 31, 2004, Ms. Verville deferred $[ ] of her compensation from the Fund and $[ ] of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund. Mr. Theobald was elected Chairman of the Board of Trustees of the Trust (the "Board") effective December 2003.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting

                                        e
records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended August 31, 2005, the Audit Committee convened _________ times.

GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended August 31, 2005, the Governance Committee convened ______ times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2005, the Advisory Fees & Expenses Committee convened ______ times.

COMPLIANCE COMMITTEE

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board. Prior to May 10, 2005, Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville were members of the Compliance Committee of the Board. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended August 31, 2005, the Compliance Committee convened _____ times.

INVESTMENT OVERSIGHT COMMITTEES

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

         IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

         IOC #2: Messrs. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

         IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

         IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the

                                        f
                        following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in the Fund and (ii) in the Funds in the Columbia Funds Complex.

                                                            Aggregate Dollar Range of
                                                            Equity Securities Owned in
                                 Dollar Range of              All Funds Overseen by
                            Equity Securities Owned in      Trustee in Columbia Funds
   Name of Trustee                   the Fund                       Complex
----------------------      --------------------------      --------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                      $[ ]                       Over $100,000
Janet Langford Kelly                   $[ ]                       Over $100,000
Richard W. Lowry                       $[ ]                       Over $100,000
Charles R. Nelson                      $[ ]                       Over $100,000
John J. Neuhauser                      $[ ]                       Over $100,000
Patrick J. Simpson                     $[ ]                       Over $100,000
Thomas E. Stitzel                      $[ ]                       Over $100,000
Thomas C. Theobald                     $[ ]                       Over $100,000
Anne-Lee Verville                      $[ ]                       Over $100,000
Richard L. Woolworth                   $[ ]                       Over $100,000

INTERESTED TRUSTEES
William E. Mayer                       $[ ]                     $50,001 - $100,000

OWNERSHIP OF THE FUND

As of record on November 30, 2004, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding of each of Class A, Class B, Class C and Class Z shares of the Fund.

As of record on November 30, 2004, the following shareholders of record owned 5% or more of one or more of each class of the Fund's then outstanding shares:

CLASS C

                                    PERCENT OF SHARES HELD AT
    NAME AND ADDRESS                    NOVEMBER 30, 2004
---------------------------         -------------------------
KEDAR FAMILY TRUST
OFIR J KEDAR                                  25.23
27862 VIA CORITA WAY
LOS ALTOS CA  94022-3230

A G EDWARDS & SONS INC FBO                     7.22
SHAKUNTLA D MILLER
1 N JEFFERSON AVE
SAINT LOUIS MO  63103-2205

                                        g

PERSHING LLC                                   5.29
PO BOX 2052
JERSEY CITY NJ  07303-2052

CLASS D

                                    PERCENT OF SHARES HELD AT
    NAME AND ADDRESS                    NOVEMBER 30, 2004
---------------------------         -------------------------
FISERV SECURITIES INC
ONE COMMERCE SQUARE                            5.14
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA  19103-7008

GREG KOYLE                                     5.03
ESNET MANAGEMENT GROUP LLC
R D THOMPSON
1024 RIVER HAVEN CIRCLE
OREM UT  84097-6680

CLASS Z

                                    PERCENT OF SHARES HELD AT
    NAME AND ADDRESS                    NOVEMBER 30, 2004
---------------------------         -------------------------
FLEET NATIONAL BANK
FBO CMC OMNIBUS C/C                           56.62
PO BOX 92800
ROCHESTER NY  14692-8900

FLEET NATIONAL BANK                           12.54
FBO CMC OMNIBUS C/R
PO BOX 92800
ROCHESTER NY  14692-8900

SALES CHARGES (dollars in thousands)*

                                                                     Class A Shares
                                                                 Year ended August 31,
                                                               --------------------------
                                                                2005     2004       2003
                                                               ------   ------     ------
Aggregate initial sales charges on Fund share sales                     $   45     $   10
Initial sales charges retained by CFD                                        8          7
Aggregate Contingent Deferred Sales Charge
  (CDSC) on Fund redemptions retained by CFD                          Less than 1       2

                                                            Class B Shares
                                                         Year ended August 31,
                                                       ------------------------
                                                        2005     2004     2003
                                                       ------   ------   ------
Aggregate CDSC on Fund redemptions retained by CFD              $   19   $   19

                                                              Class C Shares
                                                           Year ended August 31,
                                                       -----------------------------
                                                        2005       2004        2003
                                                       ------   -----------   ------
Aggregate CDSC on Fund redemptions retained by CFD              Less than 1   $   0

                                        h

                                                                  Class D Shares
                                                              Year ended August 31,
                                                       ------------------------------------
                                                        2005        2004          2003
                                                       ------   -----------    ------------
Aggregate CDSC on Fund redemptions retained by CFD              Less than $1   Less than $1

* Class A, B and D shares of the Predecessor Fund were initially offered on November 1, 2002 and Class C shares of the Predecessor Fund were initial offered on October 13, 2003. Class D shares of the Predecessor Fund closed to new investors effective October 13, 2003, and the front-end sales charge of 1.00% is waived effective October 13, 2003.

12B-1 PLANS, CDSC AND CONVERSION OF SHARES

The Fund offers six classes of shares - Class A, Class B, Class C, Class D, Class G and Class Z. The Fund may in the future offer other classes of shares. The Trustees of the Trust have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act except Class Z shares. The Fund pays CFD monthly a service fee at an annual rate of 0.25% of the net assets attributed to Class A, Class B, Class C and Class D shares and a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B, Class C and Class D shares. Also, under the Plan, the Fund pays CFD a monthly service fee at an annual rate of up to 0.50% of the Fund's net assets attributed to Class G shares, made up of up to 0.25% for certain shareholder services ("Shareholder Liaison Services") and up to 0.25% for administrative services ("Administrative Support Services"). The Fund also pays CFD monthly a distribution fee at an annual rate of up to 0.65% of the Fund's average daily net assets attributed to Class G shares. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial services firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees.

The monthly service and distribution fees shall be used by CFD to cover expenses and activities primarily intended to result in the sale of Fund shares. These expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by CFD in advertising and marketing Fund shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions and other industry professionals ("Service Organizations") with respect to the Fund's shares beneficially owned by customers for whom the Service Organization is the shareholder of record; (e) the direct and indirect cost of financing the payments or expenses included in
(a) and (d) above; or (f) such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

Shareholder Liaison Services may include the following services provided by
FSFs: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (b) processing dividend payments; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to customers. Administrative Support Services may include the following services provided by FSFs: (a) providing customers with information as to their positions in Class G shares; (b) responding to customer inquiries; and (c) providing a service to invest the assets of customers in Class G shares.

CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes the Advisor to make payments out of its own funds for distribution or services costs. At this time, the total Class G service and distribution fees have been limited to 0.95% for the Fund. These limitations may be modified or terminated by the Trustees at any time.

The Plan authorizes any other payments by the Fund to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Fund's shares.

The Trustees of the Trust believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility that could benefit each class of the Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust are effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase, depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. The Fund's Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charge are described in the Prospectus for the Fund's Class A, Class B and Class C shares.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B or Class G share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, which are not subject to the distribution fee, having an equal value. Class C shares do not convert. See the Prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Class A, B and C shares of the Fund for the fiscal year ended August 31, 2005 were:

                                        Class A Shares  Class B Shares  Class C Shares  Class D Shares  Class G Shares
                                        --------------  --------------  --------------  --------------  --------------
Fees to FSFs                               $[   ]          $[   ]          $[   ]          $[   ]          $[   ]
Cost of sales material relating to
the Fund (including  printing and           [   ]           [   ]           [   ]           [   ]           [   ]
mailing expenses)
Allocated travel, entertainment and
other promotional  expenses                 [   ]           [   ]           [   ]           [   ]           [   ]
(including advertising)

CUSTODIAN OF THE FUND

State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Fund's custodian. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PULIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110, serves as the Fund's independent registered public accounting firm, providing audit services, tax return review services and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                        j

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of August 31, 2005.

                                               OTHER SEC-REGISTERED
                    OPEN-END AND CLOSED-END   OTHER POOLED INVESTMENT
PORTFOLIO MANAGER            FUNDS                   VEHICLES               OTHER ACCOUNTS
-----------------   -----------------------   -----------------------   ----------------------
                     Number of     Assets      Number of     Assets      Number of     Assets
                     accounts                  accounts                  accounts
                    -----------   ---------   -----------   ---------   -----------   --------
Name[*]             -----------   ---------   -----------   ---------   -----------   --------

Name                -----------   ---------   -----------   ---------   -----------   --------

Name                -----------   ---------   -----------   ---------   -----------   --------

[* Information for Mr./Ms. [ ], who began managing the Fund after its fiscal year end, is as of [recent practicable date].]

See "Management of the Funds--Portfolio Transactions--Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Adviser addresses potential conflicts of interest resulting from an individual's management of more than one account.

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Fund's most recent fiscal year:

                       Dollar Range of Equity Securities in the Fund
Portfolio Manager                    Beneficially Owned
-----------------      ---------------------------------------------
Name[*]                ---------------------------------------------

[* Information for Mr./Ms. [ ], who began managing the Fund after its most recent fiscal year end, is as of [recent practicable date].]

COMPENSATION

As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark[s] noted below, emphasizing the manager's three- and five-year performance. The Adviser may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall business performance.

     PORTFOLIO MANAGER                 PERFORMANCE BENCHMARK
---------------------------            ---------------------
[Name of Portfolio Manager]                 [Benchmark]

                                        k

---------------------------            ---------------------
---------------------------            ---------------------

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

                                       l

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

As noted in the prospectus, in addition to the principal investment strategies and the principal investment risks described in the prospectus, a Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to a Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a Fund's prospectus or
Part 1 of this SAI, or by applicable law, the Fund may engage in each of the practices described below.

SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

EXCHANGE-TRADED FUNDS ("ETFS"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

BANK OBLIGATIONS include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.
Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITS

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed

Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian..

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities;

three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss "not already disallowed as provided in the preceding sentence realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns at capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                              Number of
                                          Year First                                        Portfolios in
                                          Elected or                                        Fund Complex
      Name, Address           Position   Appointed to       Principal Occupation(s)           Overseen
         and Age             with Funds    Office(1)        During Past Five Years           by Trustee    Other Directorships Held
---------------------------  ----------  ------------  -----------------------------------  -------------  ------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 49)   Trustee        1996       Executive Vice President - Strategy      118
P.O. Box 66100                                         of United Airlines (airline) since
Chicago, IL 60666                                      December, 2002 (formerly President
                                                       of UAL Loyalty Services (airline)
                                                       from September, 2001 to December,
                                                       2002; Executive Vice President and
                                                       Chief Financial Officer of United
                                                       Airlines from March, 1999 to
                                                       September, 2001; Senior Vice
                                                       President-Finance from March, 1993
                                                       to July, 1999).

Janet Langford Kelly (Age      Trustee      1996       Adjunct Professor of Law,                118                  None
47) 9534 W. Gull Lake Drive                            Northwestern University, since
Richland, MI  49083-8530                               September, 2004; Private Investor
                                                       since March, 2004 (formerly Chief
                                                       Administrative Officer and Senior
                                                       Vice President, Kmart Holding
                                                       Corporation (consumer goods), from
                                                       September, 2003 to March, 2004;
                                                       Executive Vice President-Corporate
                                                       Development and Administration,
                                                       General Counsel and Secretary,
                                                       Kellogg Company (food
                                                       manufacturer), from September, 1999
                                                       to August, 2003; Senior Vice
                                                       President, Secretary and General
                                                       Counsel, Sara Lee Corporation
                                                       (branded, packaged,
                                                       consumer-products manufacturer)
                                                       from January, 1995 to September,
                                                       1999).

                                                                                              Number of
                                          Year First                                        Portfolios in
                                          Elected or                                        Fund Complex
      Name, Address           Position   Appointed to       Principal Occupation(s)           Overseen
         and Age             with Funds    Office(1)        During Past Five Years           by Trustee    Other Directorships Held
---------------------------  ----------  ------------  -----------------------------------  -------------  ------------------------
DISINTERESTED TRUSTEES
Richard W. Lowry (Age 68)    Trustee        1995       Private Investor since August, 1987      120                  None
10701 Charleston Drive                                 (formerly Chairman and Chief
Vero Beach, FL 32963                                   Executive Officer, U.S. Plywood
                                                       Corporation (building products
                                                       manufacturer)).

Charles R. Nelson (Age 62)   Trustee        1981       Professor of Economics, University       118                  None
Department of Economics                                of Washington, since January, 1976;
University of Washington                               Ford and Louisa Van Voorhis
Seattle, WA 98195                                      Professor of Political Economy,
                                                       University of Washington, since
                                                       September, 1993 (formerly Director,
                                                       Institute for Economic Research,
                                                       University of Washington from
                                                       September, 2001 to June, 2003)
                                                       Adjunct Professor of Statistics,
                                                       University of Washington, since
                                                       September, 1980; Associate Editor,
                                                       Journal of Money Credit and
                                                       Banking, since September, 1993;
                                                       consultant on econometric and
                                                       statistical matters.

John J. Neuhauser (Age 61)   Trustee        1985       Academic Vice President and Dean of      121         Saucony, Inc. (athletic
84 College Road                                        Faculties since August, 1999,                                footwear)
Chestnut Hill, MA 02467-3838                           Boston College (formerly Dean,
                                                       Boston College School of Management
                                                       from September, 1977 to September,
                                                       1999).

Patrick J. Simpson (Age 60)  Trustee        2000       Partner, Perkins Coie L.L.P. (law        118                  None
1120 N.W. Couch Street                                 firm).
Tenth Floor
Portland, OR 97209-4128

                                                                                              Number of
                                          Year First                                        Portfolios in
                                          Elected or                                        Fund Complex
      Name, Address           Position   Appointed to       Principal Occupation(s)           Overseen
         and Age             with Funds    Office(1)        During Past Five Years           by Trustee    Other Directorships Held
---------------------------  ----------  ------------  -----------------------------------  -------------  ------------------------
DISINTERESTED TRUSTEES
Thomas E. Stitzel (Age 68)   Trustee        1998       Business Consultant since 1999           118                  None
2208 Tawny Woods Place                                 (formerly Professor of Finance from
Boise, ID  83706                                       1975 to 1999, College of Business,
                                                       Boise State University); Chartered
                                                       Financial Analyst.

                                                                                              Number of
                                          Year First                                        Portfolios in
                                          Elected or                                        Fund Complex
      Name, Address           Position   Appointed to       Principal Occupation(s)           Overseen
         and Age             with Funds    Office(1)        During Past Five Years           by Trustee    Other Directorships Held
---------------------------  ----------  ------------  -----------------------------------  -------------  ------------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald           Trustee        1996       Partner and Senior Advisor, Chicago      118          Anixter International
(Age 67)(3)                    and                     Growth Partners (private equity                          (network support
303 W. Madison               Chairman                  investing) since September, 2004                     equipment distributor);
Suite 2500Chicago, IL 60606   of the                   (formerly Managing Director,                            Ventas, Inc. (real
                              Board                    William Blair Capital Partners                          estate investment
                                                       (private equity investing) from                         trust); Jones Lang
                                                       September, 1994 to September, 2004).                   LaSalle (real estate
                                                                                                            management services) and
                                                                                                             Ambac Financial Group
                                                                                                              (financial guaranty
                                                                                                                  insurance)

Anne-Lee Verville (Age 59)   Trustee        1998       Retired since 1997 (formerly             119        Chairman of the Board of
359 Stickney Hill Road                                 General Manager, Global Education                   Directors, Enesco Group,
Hopkinton, NH  03229                                   Industry, IBM Corporation (computer                 Inc. (designer, importer
                                                       and technology) from 1994 to 1997).                   and distributor of
                                                                                                                giftware and
                                                                                                               collectibles)

Richard L. Woolworth (Age    Trustee        1991       Retired since December 2003              118          Northwest Natural Gas
63) 100 S.W. Market Street                             (formerly Chairman and Chief                        Co. (natural gas service
#1500                                                  Executive Officer, The Regence                              provider)
Portland, OR 97207                                     Group (regional health insurer);
                                                       Chairman and Chief Executive
                                                       Officer, BlueCross BlueShield of
                                                       Oregon; Certified Public
                                                       Accountant, Arthur Young & Company)

                                                                                              Number of
                                          Year First                                        Portfolios in
                                          Elected or                                        Fund Complex
      Name, Address           Position   Appointed to       Principal Occupation(s)           Overseen
         and Age             with Funds    Office(1)        During Past Five Years           by Trustee    Other Directorships Held
---------------------------  ----------  ------------  -----------------------------------  -------------  ------------------------
    Interested Trustee
William E. Mayer             Trustee        1994       Partner, Park Avenue Equity              120         Lee Enterprises (print
(Age 64)(2)                                            Partners (private equity) since                      media), WR Hambrecht +
399 Park Avenue                                        February, 1999 (formerly Partner,                    Co. (financial service
Suite 3204                                             Development Capital LLC from                         provider); First Health
New York, NY 10022                                     November 1996 to February, 1999).                    (healthcare); Reader's
                                                                                                             Digest (publishing);
                                                                                                             OPENFIELD Solutions
                                                                                                               (retail industry
                                                                                                              technology provider)

(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Columbia Fund.

(2) Mr. Mayer may be deemed to be an "interested person" as defined in the 1940 Act by reason of his affiliation with WR Hambrecht + Co.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                             Year First
                                             Elected or
        Name, Address            Position   Appointed to                        Principal Occupation(s)
           and Age              with Funds     Office                           During Past Five Years
------------------------------  ----------  ------------  --------------------------------------------------------------------------
Officers
Christopher L. Wilson (Age 47)  President      2004       Head of Mutual Funds for the Advisor since August, 2004 and President of
One Financial Center                                      the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004
Boston, MA 02111                                          (formerly President and Chief Executive Officer, CDC IXIS Asset Management
                                                          Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 40)   Treasurer      2000       Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                                      Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                          President of the Advisor since April, 2003 (formerly President of the
                                                          Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                          October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                          Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                          December, 2002 to December, 2004 and President from February, 2004 to
                                                          December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                          Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (Age 54)          Senior       2004       Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                Vice                   Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005              President                 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
                                and Chief                 August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999
                                Compliance                to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                 Officer                  Society of the United States from April, 1998 to November, 1999,).

Michael G. Clarke (Age 34)        Chief        2004       Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center            Accounting                Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                 Officer                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
                                                          May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May,
                                                          2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                          and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                                          1999 to February, 2001; Audit Manager, Deloitte & Toche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 35)     Controller     2004       Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                                      All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                          Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
                                                          Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                          Assistant Vice

                                                          President of CDC IXIS Asset Management Services, Inc. and Assistant
                                                          Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax
                                                          Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (Age 45)     Secretary      2004       Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                                      December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                          September, 2004; Executive Director and General Counsel, Massachusetts
                                                          Pension Reserves Investment Management Board from September, 1997 to
                                                          March, 2001).

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

The Trustees will receive an aggregate annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting from all Funds for which they serve as trustee or director (other than Liberty All-Star Funds for Messrs. Lowry, Mayer and Neuhauser and Columbia Management Multi-Strategy Hedge Fund, LLC for Mr. Neuhauser and Ms. Verville). Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Amended and Restated Bylaws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Agreement provides for the payment to the Advisor of the fee discussed in the Prospectus.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

      (f)   maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

TRUST SERVICES AGREEMENT

Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Class E and Class F shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS. Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

      - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Fund's Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

CODE OF ETHICS

The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                              FREQUENCY OF
   TYPE OF FUND       INFORMATION PROVIDED     DISCLOSURE    DATE OF WEB POSTING
------------------   -----------------------  ------------  ----------------------
  Equity Funds       Full portfolio holdings    Monthly     30 calendar days after
                          information.                            month-end.

Fixed Income Funds   Full portfolio holdings    Quarterly   60 calendar days after
                          information.                           quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's [distributor] at [Insert name and address of service provider].

A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include [the Fund's sub-custodians, which currently include [Insert name of sub-custodians]], the Fund's independent registered public accounting firm, legal counsel, and financial printer ([Name of Printer]), and the Fund's proxy voting service, currently [Name of Proxy Voting Service Provider]. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET
FUND))

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

As of the date of this Supplement, CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services

Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill

South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                         SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,
             FUND(1)(4)                      2003          2002(3)        2001(2)
             ----------                      ----          -------        -------
Columbia Asset Allocation Fund             $  506,628     $  722,543    $   914,162
Columbia Large Cap Growth Fund             $  621,536     $  872,400    $ 1,213,883
Columbia Disciplined Value Fund            $  328,843     $  480,502    $   585,821
Columbia Large Cap Core Fund               $  484,124     $  666,709    $   634,076
Columbia International Equity Fund         $  107,527     $  151,816            N/A
Columbia Small Cap Fund                    $  318,591     $  316,465    $   258,937
Columbia Small Company Equity Fund         $  156,029     $  201,135    $   258,937
Columbia Dividend Income Fund              $        0     $   24,133    $    20,192

-----------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $26,074, $29,123, $5,541, $8,298 and $47,211, respectively, for the Asset
     Allocation Fund, Large Cap Fund, Dividend Fund, Value Fund and Growth Fund.

(3) Expense reimbursements for the fiscal year ended October 31, 2002 were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively for the Asset
     Allocation Fund, Growth Fund, International Fund, Small Company Fund and DividendFund.

(4) The Funds changed their fiscal year end from October 31 to September 30 in 2003.

                                                                SIX MONTHS
                                                                  ENDED
                                                                  APRIL 30,   OCTOBER 31,   OCTOBER 31,
                    FUND(1)                    APRIL 30, 2004     2003(3)        2002         2001(2)
                    -------                    --------------     -------        ----         -------
Columbia Intermediate Government Income Fund   $     70,533     $   36,031    $     7,041   $     74,395
Columbia Quality Plus Bond Fund                $     59,667     $   29,033    $     5,978   $     52,592

--------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $8,020 and $6,988, respectively for the Government Income Fund and Quality Plus Bond Fund.

(3) The Funds changed their fiscal year end from October 31 to April 30 in 2003.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.   the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

FEE-BASED COMPENSATION ARRANGEMENTS. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

     -    Galaxy Fund shareholders prior to December 1, 1995; and

     - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

     -    Galaxy Fund shareholders prior to December 1, 1995;

     - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

     - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
     (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                      REALLOWANCE TO
                                      REALLOWANCE TO DEALERS         DEALERS AS A % OF
                                     AS A % OF OFFERING PRICE         OFFERING PRICE
      AMOUNT OF TRANSACTION           PER SHARE - BOND FUNDS     PER SHARE - EQUITY FUNDS
      ---------------------          ------------------------    ------------------------
Less than $50,000                               4.25                        5.00
$50,000 but less than $100,000                  3.75                        3.75
$100,000 but less than $250,000                 2.75                        2.75
$250,000 but less than $500,000                 2.00                        2.00
$500,000 but less than $1,000,000               1.75                        1.75
$1,000,000 and over                             0.00                        0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                             % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                SHARES ARE SOLD
-----------------------------                ---------------
Through first year                                   5.00
Through second year                                  4.00
Through third year                                   3.00
Through fourth year                                  3.00
Through fifth year                                   2.00
Through sixth year                                   1.00
Longer than six years                                None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                             % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                SHARES ARE SOLD
-----------------------------                ---------------
Through first year                                   5.50
Through second year                                  5.00
Through third year                                   4.00
Through fourth year                                  3.00
Through fifth year                                   2.00
Through sixth year                                   1.00
Through the seventh year                             None
Longer than seven years                              None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES

                                             % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                SHARES ARE SOLD
-----------------------------                ---------------
Through first year                               5.00
Through second year                              4.00
Through third year                               3.00
Through fourth year                              3.00
Through fifth year                               2.00
Through sixth year                               1.00
Longer than six years                            0.00

     Automatic conversion to Class A shares occurs eight years after purchase.

     The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                       eee

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

     Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                      fff

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

AAA bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

AA bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be ggg
characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

BA bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Prime-1  Highest Quality
            Prime-2  Higher Quality
            Prime-3  High Quality

                                      hhh

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                      jjj

                                   APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds(1) and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the

---------------
(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

                                      kkk
security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting. The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

      (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

      (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

      (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.    THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

1.    MATTERS RELATING TO THE BOARD OF DIRECTORS/CORPORATE GOVERNANCE

      CMA generally will vote FOR:

            - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

                  However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

                  On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

            - Proposals that request that the board audit, compensation and/or nominating committees include lll
                  independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

            -     Proposals to declassify boards.

            - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

            - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

            - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

            - Proposals that restore shareholder ability to remove directors with or without cause.

            - Proposals that encourage directors to own a minimum amount of stock.

            - Proposals to permit shareholders to elect directors to fill board vacancies.

            -     Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

            -     Proposals to classify boards.

            - Proposals that give management the ability to alter the size of the board without shareholder approval.

            - Proposals that provide directors may be removed only by supermajority vote.

            - Proposals which allow more than one vote per share in the election of directors.

            - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

            - Shareholder proposals that mandate a minimum amount of stock that directors must own.

            - Shareholder proposals to limit the tenure of outside directors.

2.    Compensation

      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial mmm
      justification for the repricing of options.

      CMA generally will vote FOR:

            - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

            - Shareholder proposals asking a company to expense stock options.

            - Shareholder proposals to put option repricings to a shareholder vote.

            - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

            - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

                                      nnn

3.    Capitalization

      CMA generally will vote FOR:

            - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

            - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

            - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

            -     Proposals to reduce or change the par value of common stock.

            - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

            - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.    MERGERS, RESTRUCTURINGS AND OTHER TRANSACTIONS

      CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    ANTI-TAKEOVER MEASURES

      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

            - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

            - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

            - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

            - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

                                       ooo

6.    Other Business Matters

      CMA generally will vote FOR

            - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

            - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            -     Proposals to approve a change in the company's name.

            - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

            - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

            - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

            - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

            - Authorization to transact other unidentified, substantive business at a meeting.

            - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

            -     Proposals to vote unmarked proxies in favor of management.

B.    ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.    PROPOSALS REQUIRING SPECIAL CONSIDERATION

                                      ppp

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

            1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

            2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

            3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

            4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

            5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

            6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

            7.    EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III
                  (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

            8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

      - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

      - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

                                       qqq

      - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

      - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

      - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

      - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                                       rrr

COLUMBIA TAX-MANAGED GROWTH FUND       Prospectus,                 , 2005

CLASS A, B, C, E AND F SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   4
Your Expenses........................................   6

YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Sales Charges........................................  10
Traditional Shares...................................  11
Trust Shares.........................................  15
How to Exchange Shares...............................  18
How to Sell Shares...................................  18
Fund Policy on Trading of Fund Shares................  19
Distribution and Service Fees........................  21
Other Information About Your Account.................  21


MANAGING THE FUND                                      25
---------------------------------------------------------
Investment Advisor...................................  25
Investment Sub-Advisor...............................  25
Portfolio Managers...................................  25
Legal Proceedings....................................  25

FINANCIAL HIGHLIGHTS                                   27
---------------------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization (large-cap) and middle capitalization (mid-cap) stocks. Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of December 31, 2004, that index included companies with capitalizations between $749 million and $386 billion. Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Mid Cap Growth Index. As of December 31, 2004, that index included companies with capitalizations between $631 million and $25 billion. All market capitalizations are determined at the time of purchase. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment sub-advisor uses fundamental research analysis and valuation techniques.

             -------------------------------------------------------------------

              UNDERSTANDING TAX-MANAGED INVESTING

              In managing the Fund, the sub-advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

              From time to time, the Fund expects to distribute taxable
              income and capital gains. Market conditions may limit the
              Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax
              management techniques may be curtailed or eliminated in the future by tax legislation or regulation.
             -------------------------------------------------------------------

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

At times, the sub-advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

----
 2

THE FUND

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B, C, E and F shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The returns shown are the returns of the Class A, B, C, E and F shares of Columbia Tax-Managed Growth Fund, a series of Columbia Funds Trust I, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and for the life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

              The Fund's returns are compared to the Standard & Poor's 500
              Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S.
              stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally
              managed.
             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                                             24.40%     21.46%     28.08%                                      28.19%      4.57%
                                                                              -15.34%    -16.11%    -22.10%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.07%
                                                          Worst quarter: 3rd quarter 2001, -17.80%

----
 4

THE FUND

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                              INCEPTION                                        LIFE OF
                                                                DATE            1 YEAR         5 YEARS         THE FUND
Class A (%)                                                   12/30/96
  Return Before Taxes                                                           -1.44           -6.91            3.80
  Return After Taxes on Distributions                                           -1.44           -6.91            3.80
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                        -0.94           -5.74            3.29
-----------------------------------------------------------------------------------------------------------------------
Class B (%)                                                   12/30/96
  Return Before Taxes                                                           -1.25           -6.89            3.78
  Return After Taxes on Distributions                                           -1.25           -6.89            3.78
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                        -0.81           -5.72            3.27
-----------------------------------------------------------------------------------------------------------------------
Class C (%)                                                   12/30/96
  Return Before Taxes                                                            2.75           -6.50            3.78
  Return After Taxes on Distributions                                            2.75           -6.50            3.78
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                         1.79           -5.41            3.27
-----------------------------------------------------------------------------------------------------------------------
Class E (%)                                                   12/30/96
  Return Before Taxes                                                           -0.25           -6.73            3.89
  Return After Taxes on Distributions                                           -0.25           -6.73            3.89
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                        -0.16           -5.59            3.36
-----------------------------------------------------------------------------------------------------------------------
Class F (%)                                                   12/30/96
  Return Before Taxes                                                           -1.26           -6.80            3.79
  Return After Taxes on Distributions                                           -1.26           -6.80            3.79
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                        -0.82           -5.65            3.28
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                  N/A          10.88           -2.30            7.74(1)

 (1) Performance information is from December 30, 1996.

                                                                            ----

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, other administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years

              - Class F shares convert to Class E shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A         CLASS B         CLASS C         CLASS E         CLASS F
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)           5.75           0.00            0.00             4.50           0.00
-----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption
price)                                            1.00(2)        5.00            1.00             1.00(3)        5.00
-----------------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                       (4)            (4)             (4)              (4)            (4)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) This charge applies only to certain Class E shares bought without an initial sales charge that are sold within 18 months of purchase.

 (4) There is a $7.50 charge for wiring sale proceeds to your bank.

----
 6

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                CLASS A         CLASS B         CLASS C         CLASS E         CLASS F
Management fee(1) (%)                           [0.77]          [0.77]          [0.77]          [0.77]          [0.77]
-----------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)       [0.25]          [1.00]          [1.00]          [0.35]          [1.00]
-----------------------------------------------------------------------------------------------------------------------
Other expenses(1) (%)                           [0.29]          [0.29]          [0.29]          [0.29]          [0.29]
-----------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)        [1.31]          [2.06]          [2.06]          [1.41]          [2.06]

 (1) The Fund pays a management fee of 0.52% and an administration fee of 0.25%. Management fees have been restated to reflect contractual changes to the management fee for the Fund effective November 1, 2004. The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS          10 YEARS
Class A                                                          [$701]         [$966]          [$1,252]         [$2,063]
-------------------------------------------------------------------------------------------------------------------------
Class B:    did not sell your shares                             [$209]         [$646]          [$1,108]         [$2,197]
            sold all your shares at the end of the
            period                                               [$709]         [$946]          [$1,308]         [$2,197]
-------------------------------------------------------------------------------------------------------------------------
Class C:    did not sell your shares                             [$209]         [$646]          [$1,108]         [$2,390]
            sold all your shares at the end of the
            period                                               [$309]         [$646]          [$1,108]         [$2,390]
-------------------------------------------------------------------------------------------------------------------------
Class E                                                          [$587]         [$876]          [$1,186]         [$2,065]
-------------------------------------------------------------------------------------------------------------------------
Class F:    did not sell your shares                             [$209]         [$646]          [$1,108]         [$2,223]
            sold all your shares at the end of the
            period                                               [$709]         [$946]          [$1,308]         [$2,223]

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. For purchases of trust shares, a signed Trust Declaration Agreement must be received within ten days following the purchase. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

             -------------------------------------------------------------------
INVESTMENT MINIMUMS

                   INITIAL MINIMUMS:
                   Initial Investment..........................................  $1,000
                   Automatic Investment Plan...................................  $   50
                   Retirement Plan.............................................  $   25

              The Fund reserves the right to change these investment
              minimums. The Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
             -------------------------------------------------------------------

----
 8

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to the transfer agent, Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market
                       fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. There may be an
                       additional sales charge if exchanging from a money market
                       fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.

                                                                            ----

YOUR ACCOUNT

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers three traditional classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares.

              The Fund offers two trust classes of shares in this prospectus -- CLASS E and F. These classes are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the length of time between the purchase date and the designated trust termination date. Purchases of $250,000 or more can be made only in Class E shares.

              Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

              The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
              separate prospectus provided to eligible institutional and other investors.
             -------------------------------------------------------------------

----
 10

YOUR ACCOUNT

TRADITIONAL SHARES
--------------------------------------------------------------------------------
CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  5.75               6.10                5.00
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                3.75
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                2.75
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                     COMMISSION %
Less than $3 million                                                     1.00
---------------------------------------------------------------------------------
$3 million to less than $5 million                                       0.80
---------------------------------------------------------------------------------
$5 million to less than $25 million                                      0.50
---------------------------------------------------------------------------------
$25 million or more                                                      0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

                                                                            ----

YOUR ACCOUNT

             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B, C, E and F shares are
              subject to a CDSC, a sales charge applied at the time you
              sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For
              purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell
              first those shares not subject to a CDSC and then those you have held the longest.
             -------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

   A. What are the principal ways to obtain a breakpoint discount?
There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

   B. What accounts are eligible for breakpoint discounts?
The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

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 12

YOUR ACCOUNT

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

   C. How do I obtain a breakpoint discount?
The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

   D. How can I obtain more information about breakpoint discounts?
Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   3.00
-------------------------------------------------------------------------------
Through fourth year                                                  3.00
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00

                                                                            ----

YOUR ACCOUNT

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by you and each member of your immediate family (as defined above), together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00
-------------------------------------------------------------------------------
Longer than three years                                              0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00

Commission to financial advisors is 1.75%.

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 14

YOUR ACCOUNT

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

CLASS C SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   1.00
-------------------------------------------------------------------------------
Longer than one year                                                 0.00

TRUST SHARES
--------------------------------------------------------------------------------
Trust shares may be purchased by individuals seeking a convenient way to give an investment in the Fund to a child, grandchild or other individual. Rather than being held directly by you or the gift's eventual recipient (beneficiary), trust shares are held in an irrevocable trust, the trustee of which is an officer of the administrator, until the trust termination date you specify, at which time the shares pass to the beneficiary. Distributions from the trust are permitted only for limited specified purposes. Subsequent investments into the same account do not affect the original trust termination date; however, no additional investments into an account (other than reinvestment of distributions) may be made within two years of the termination date. The duration of the trust may be as long as you choose, but must be at least 5 years from the initial purchase into the trust or until the beneficiary reaches the age of 18, whichever is later. The trust will terminate, and the amounts held in the trust will be distributed, in the event of the beneficiary's death prior to the original trust termination date.

Two types of trust plans are available: Columbia Gift Plan and Columbia Advantage Plan. Each plan has different provisions for the payment of distributions prior to trust termination and different tax implications for the donor and/or beneficiary. The plan that is most suitable for you will depend on your specific financial and tax circumstances and your gift-giving objectives. The distributor provides the Fund with trust administration services with respect to each trust share class for which the Fund pays an annual fee equal to approximately $25-$50 for each open trust share account.

                                                                            ----

YOUR ACCOUNT

EACH PLAN IS DESCRIBED BELOW:

COLUMBIA GIFT PLAN

The Columbia Gift Plan is designed to serve exclusively as a vehicle for making a future gift of the Fund's shares. Under the Columbia Gift Plan, the beneficiary will have no ability to access or withdraw the shares until the trust's termination. Because the gift is viewed by the Internal Revenue Service as a gift of a future interest, the gift will not be eligible for the federal annual gift tax exclusion. The trust, not the beneficiary, will be taxed on any income and capital gains earned by the trust in excess of $100 per year.

The trustee will prepare and file all federal and state income tax returns that are required each year and will satisfy any taxes owed from the assets of the trust by redeeming Fund shares.

COLUMBIA ADVANTAGE PLAN

The Columbia Advantage Plan is designed to permit the donor and, under certain circumstances, the beneficiary, to direct the trustee to make distributions from the trust for specified purposes, and to provide additional benefits to the donor. Under the Columbia Advantage Plan, during the first 30 days following the contribution the beneficiary will have the right to withdraw the shares purchased by such contribution at their net asset value, plus any sales charge paid on the purchase, and the contribution will be eligible for the annual federal gift tax exclusion. The trustee will provide the beneficiary with notice of the withdrawal right at the time of each contribution. The beneficiary will be taxed on all of the trust's income and capital gains. In connection with the initial contribution, the donor may direct the trustee, or authorize the beneficiary (if he or she is over 18) or the beneficiary's representative (if he or she is not also the donor) to direct the trustee, to redeem Fund shares and distribute the proceeds to the beneficiary in order to provide funds for the beneficiary to pay such taxes. Such distributions would be made within 90 days after the end of each calendar year. The amount of each distribution would be determined by multiplying the amount of each class of income earned by the trust during the year times the highest marginal federal tax rate for unmarried individuals applicable to that class of income. Once made, the election to receive tax distributions may not be revoked.

In connection with the initial contribution, the donor also may authorize the beneficiary (if he or she is over 18), or the beneficiary's representative (if he or she is not also the donor), to direct the trustee to redeem shares and pay the proceeds directly to a recognized post-secondary educational institution to cover the beneficiary's post-secondary educational expenses. Once made, the election to allow such distributions may not be revoked.

No other distributions from the trust are permitted until the trust's termination date. The trustee will send an information statement to the beneficiary each year showing the amount of income and capital gains to be reported on his or her income tax returns for that year.

The foregoing is only a general summary of the tax implications of an investment in the Fund's trust shares. More detailed information is available in the Statement of Additional Information. You should consult your financial or tax advisor for specific advice concerning which option may be most suitable for you.

Under each Plan, upon termination of the trust, the underlying trust shares (matured trust shares) automatically pass to the beneficiary. Prior to the termination date, a notice will be sent to the beneficiary notifying him or her of the impending termination date and the options available to the beneficiary, and requesting certain information, including the beneficiary's social security number. The beneficiary may be asked to sign and return a Form W-9. If not redeemed at this time by the beneficiary, Class E shares and Class F shares

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 16

YOUR ACCOUNT

automatically will convert to Class A shares and Class B shares, respectively, and be registered in the beneficiary's name. If the beneficiary dies during the term of the trust, the shares automatically pass to the beneficiary's executors or administrators to be disposed of as part of the beneficiary's estate.

CLASSES OF TRUST SHARES

CLASS E SHARES Your purchases of Class E shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class E shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS E SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  4.50               4.71                4.00
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      3.50               3.63                3.00
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     1.25               1.27                1.00
-------------------------------------------------------------------------------------------------------------------
$500,000 or more                                                   0.00               0.00                0.00

Class E shares bought without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class E share purchases that bring your account value above $500,000 are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase.

For Class E share purchases of $500,000 or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $500,000

AMOUNT PURCHASED                                                COMMISSION %
First $3 million                                                    1.00
----------------------------------------------------------------------------
Next $2 million                                                     0.50
----------------------------------------------------------------------------
Over $5 million                                                     0.25

The commission to financial advisors for Class E share purchases of over $5 million is paid over 12 months but only to the extent the shares remain outstanding.

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name.

                                                                            ----

YOUR ACCOUNT

CLASS F SHARES Your purchases of Class F shares are at Class F's net asset value. Class F shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class F shares automatically convert to Class E shares after eight years. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class F shares.

CLASS F SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        5.00
------------------------------------------------------------------------------------
Through second year                                                       4.00
------------------------------------------------------------------------------------
Through third year                                                        3.00
------------------------------------------------------------------------------------
Through fourth year                                                       3.00
------------------------------------------------------------------------------------
Through fifth year                                                        2.00
------------------------------------------------------------------------------------
Through sixth year                                                        1.00
------------------------------------------------------------------------------------
Longer than six years                                                     0.00

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name.

WITHDRAWAL UNDER THE COLUMBIA ADVANTAGE PLAN. If the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor shall refund to the distributor any sales charge or initial commission previously retained or paid on the withdrawn shares or amount redeemed.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Trust shares may not be exchanged for shares of any other fund distributed by Columbia Funds Distributor, Inc. You may exchange your Class A, B and C shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary

----
 18

YOUR ACCOUNT

to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and in some cases, certain other classes) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the
                       Medallion Signature Guarantee Program for amounts over
                       $100,000 or for alternate payee or mailing instructions.
                       Additional documentation is required for sales by
                       corporations, agents, fiduciaries, surviving joint owners
                       and individual retirement account owners. For details, call
                       1-800-345-6611.

                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic funds    You may sell shares of the Fund and request that the
transfer               proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held

                                                                            ----

YOUR ACCOUNT

by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with regard to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

----
 20

YOUR ACCOUNT

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
RULE 12B-1 PLAN The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, C, E and F shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B, Class C, Class E and Class F shares. The annual distribution fee may equal up to 0.75% for each of Class B, Class C and Class F shares and 0.10% for Class E shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares. Class F shares automatically convert to Class E shares after eight years, eliminating a portion of the distribution fee upon conversion.

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern

                                                                            ----

YOUR ACCOUNT

time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

----
 22

YOUR ACCOUNT

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of trust shares are automatically reinvested until the trust's termination unless used to fund trust distributions permitted under the Columbia Advantage Plan.

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of

                                                                            ----

YOUR ACCOUNT

ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Under the Columbia Gift Plan, the trustee will file all income tax returns and pay all income taxes for income earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income earned by the trust on his or her tax returns and to pay any applicable income taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

A gift made through the purchase of the Fund's trust shares may have to be reported under federal gift tax laws and may be subject to federal gift taxes. In general, a federal gift tax return must be filed reporting all gifts made by an individual during any calendar year, unless the gift qualifies for the annual federal gift tax exclusion. To so qualify, the gift must be a gift of a "present interest" and must not exceed $11,000 when combined with any other gifts made to the same beneficiary during the calendar year. The limit is $22,000 for a married couple who elect "gift splitting," but such election must be made on a gift tax return filed for the calendar year in which the gift is made. Whether a gift made through the purchase of the Fund's trust shares qualifies for the annual exclusion depends on the plan selected by the donor as well as on the combined amount of the gift and any other gifts made to the beneficiary by the donor during the particular year. In general, if no other gifts are made during the year to the beneficiary, a gift under the Columbia Advantage Plan will qualify for the federal gift tax exclusion to the extent it does not exceed the $11,000/$22,000 maximum. A gift under the Columbia Gift Plan will not qualify for the annual exclusion. A gift tax return reporting the amount of the gift under the Columbia Gift Plan and the amount of any gift under the Columbia Advantage Plan not qualifying for the annual exclusion must be filed by the donor. A gift tax return must also be filed by a married donor to elect gift splitting and thereby take advantage of the higher $22,000 limitation on the annual exclusion. Any gift tax due on account of the purchase of trust shares is the sole responsibility of the donor and will not be paid from the trust shares.

A purchase of trust shares may also be subject to state gift tax reporting requirements under the laws of the state in which the donor of the gift resides. See "Trust Shares" above and "Additional Tax Matters Concerning Trust Shares" in the Fund's Statement of Additional Information for more detailed information about these and other tax matters applicable to an investment in the Fund. Due to the complexity of federal and state laws pertaining to gifts in trust, you should consult your financial or tax advisor before investing in the Fund's trust shares.

----
 24

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Columbia Management is a direct, wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net asset of the Fund, at the annual rate of:

AVERAGE DAILY NET ASSETS

                                                                 RATE
Net assets under $500 million                                   0.520%
  Net assets of $500 million but less than $1 billion           0.470%
  Net assets of $1 billion but less than $1.5 billion           0.420%
  Net assets of $1.5 billion but less than $3 billion           0.370%
  Net assets of $3 billion but less than $6 billion             0.350%
  Net assets in excess of $6 billion                            0.330%

For the 2004 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.60% of average daily net assets of the predecessor fund.

INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
Stein Roe Investment Counsel (SRIC), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment sub-advisor. In its duties as investment sub-advisor, SRIC runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. SRIC has been an investment advisor since 2000.

Under the sub-advisory agreement, Columbia Management pays SRIC a sub-advisory fee monthly at the annual rate of 0.20% of the average daily net assets of the Fund, which may be adjusted to an annual rate as high as 0.25% or an annual rate as low as 0.15% depending on the Fund's performance over a specified period of time as measured by Morningstar, Inc.'s Large Blend Category for domestic equity funds. The Fund does not pay any fees directly to SRIC. For more information about the sub-advisory fees see the caption "Fund Charges and Expenses" in the Statement of Additional Information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by a team of investment professionals assigned to it by SRIC. No single individual has primary management responsibility over the Fund's portfolio securities.

                                                                            ----

MANAGING THE FUND

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

----
 26

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A, B, C, E and F shares relates to the corresponding class of the predecessor fund. Information is shown for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated, and the six-month period ending on April 30, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                                (UNAUDITED)
                                                SIX MONTHS
                                                   ENDED
                                                 APRIL 30,                            YEAR ENDED OCTOBER 31,
                                                   2004            2004          2003          2002          2001          2000
                                                 Class A         Class A       Class A       Class A       Class A       Class A
                                                  -------        -------       -------       -------       -------       -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                            13.09         10.87         12.68         18.38         17.19
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                           (0.04)        (0.03)        (0.02)        (0.06)        (0.12)
  Net realized and unrealized gain (loss) on
  investments                                                       0.37          2.25         (1.79)        (5.64)         1.31
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    0.33          2.22         (1.81)        (5.70)         1.19
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                  13.42         13.09         10.87         12.68         18.38
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)                                                 2.52(c)      20.42        (14.27)       (31.01)         6.92
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA (%):
  Expenses(d)                                                       1.39          1.42          1.41          1.39          1.44
  Net investment loss(d)                                           (0.30)        (0.28)        (0.18)        (0.38)        (0.67)
Portfolio turnover rate (%)                                           40            39            42            82            69
Net assets, end of period (000's) ($)                             62,390        69,764        66,760       102,403       163,502

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

 (c) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A shares total return.

 (d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND

                                                (UNAUDITED)
                                                SIX MONTHS
                                                   ENDED
                                                 APRIL 30,                            YEAR ENDED OCTOBER 31,
                                                   2004            2004          2003          2002          2001          2000
                                                 Class B         Class B       Class B       Class B       Class B       Class B
                                                  -------        -------       -------       -------       -------       -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                            12.43         10.39         12.22         17.85         16.82
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                           (0.14)        (0.11)        (0.11)        (0.17)        (0.26)
  Net realized and unrealized gain (loss) on
  investments                                                       0.36          2.15         (1.72)        (5.46)         1.29
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    0.22          2.04         (1.83)        (5.63)         1.03
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                  12.65         12.43         10.39         12.22         17.85
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)                                                 1.77(c)      19.63        (14.98)       (31.54)         6.12
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA (%):
  Expenses(d)                                                       2.14          2.17          2.16          2.14          2.19
  Net investment loss(d)                                           (1.05)        (1.03)        (0.93)        (1.13)        (1.42)
Portfolio turnover rate (%)                                           40            39            42            82            69
Net assets, end of period (000's) ($)                            173,189       213,481       216,801       327,645       532,082

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming no contingent deferred sales charge.

 (c) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B shares total return.

 (d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

----
 28

FINANCIAL HIGHLIGHTS

THE FUND

                                    (UNAUDITED)
                                    SIX MONTHS
                                       ENDED
                                     APRIL 30,                                YEAR ENDED OCTOBER 31,
                                       2004          2004             2003             2002             2001             2000
                                     Class C       Class C          Class C          Class C          Class C          Class C
                                      -------      -------          -------          -------          -------          -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                              12.43            10.39            12.21            17.85            16.82
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment loss(a)                             (0.14)           (0.11)           (0.11)           (0.17)           (0.26)
  Net realized and unrealized
  gain (loss) on investments                          0.36             2.15            (1.71)           (5.47)            1.29
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.22             2.04            (1.82)           (5.64)            1.03
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                    12.65            12.43            10.39            12.21            17.85
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)                                   1.77(c)         19.63           (14.91)          (31.60)            6.12
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(d)                                         2.14             2.17             2.16             2.14             2.19
  Net investment loss(d)                             (1.05)           (1.03)           (0.93)           (1.13)           (1.42)
Portfolio turnover rate (%)                             40               39               42               82               69
Net assets, end of period
(000's) ($)                                         25,416           30,035           30,837           47,069           80,232

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming no contingent deferred sales charge.

 (c) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C shares total return.

 (d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND

                                     (UNAUDITED)
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                YEAR ENDED OCTOBER 31,
                                        2004          2004             2003             2002             2001           2000(A)
                                      Class E       Class E          Class E          Class E          Class E          Class E
                                       -------      -------          -------          -------          -------          -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                               13.02            10.82            12.63            18.34            17.17
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
($):
  Net investment loss(b)                              (0.05)           (0.04)           (0.03)           (0.07)           (0.14)
  Net realized and unrealized
  gain (loss) on investments                           0.37             2.24            (1.78)           (5.64)            1.31
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       0.32             2.20            (1.81)           (5.71)            1.17
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                     13.34            13.02            10.82            12.63            18.34
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)                                    2.46(d)         20.33           (14.33)          (31.13)            6.81
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(e)                                          1.49             1.52             1.51             1.49             1.54
  Net investment loss(e)                              (0.40)           (0.38)           (0.28)           (0.48)           (0.77)
Portfolio turnover rate (%)                              40               39               42               82               69
Net assets, end of period (000's)
($)                                                   7,065            6,908            5,794            6,820            9,171

 (a) Class E shares were collapsed into Class G shares on February 28, 2000, which were then redesignated Class E shares.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

 (d) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class E shares total return.

 (e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

----
 30

FINANCIAL HIGHLIGHTS

THE FUND

                                              (UNAUDITED)
                                              SIX MONTHS
                                                 ENDED
                                               APRIL 30,                            YEAR ENDED OCTOBER 31,
                                                 2005          2004           2003           2002           2001         2000(A)
                                               Class F       Class F        Class F        Class F        Class F        Class F
                                                -------      -------        -------        -------        -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                        12.44          10.41          12.23          17.87          16.83
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                                       (0.14)         (0.11)         (0.11)         (0.17)         (0.26)
  Net realized and unrealized gain (loss)
  on investments                                                0.37           2.14          (1.71)         (5.47)          1.30
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.23           2.03          (1.82)         (5.64)          1.04
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              12.67          12.44          10.41          12.23          17.87
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)                                             1.85(d)       19.50         (14.88)        (31.56)          6.18
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA (%):
  Expenses(e)                                                   2.14           2.17           2.16           2.14           2.19
  Net investment loss(e)                                       (1.05)         (1.03)         (0.93)         (1.13)         (1.42)
Portfolio turnover rate (%)                                       40             39             42             82             69
Net assets, end of period (000's) ($)                         10,353         10,265          8,709         10,101         13,368

 (a) Class F shares were collapsed into Class H shares on February 28, 2000, which were then redesignated Class F shares.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Total return at net asset value assuming no contingent deferred sales charge.

 (d) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class F shares total return.

 (e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Tax-Managed Growth Fund

--------------------------------------------------------------------------------

         (ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2005 Columbia Funds Distributor, Inc.
         One Financial Center, Boston MA 02111-2621
         800.426.3750 www.columbiafunds.com                       G-01/445U-0205

COLUMBIA TAX-MANAGED GROWTH FUND   Prospectus,              , 2005

CLASS Z SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   4
Your Expenses........................................   5

YOUR ACCOUNT                                            7
---------------------------------------------------------
How to Buy Shares....................................   7
Eligible Investors...................................   8
Sales Charges........................................   9
How to Exchange Shares...............................   9
How to Sell Shares...................................  10
Fund Policy on Trading of Fund Shares................  11
Intermediary Compensation............................  12
Other Information About Your Account.................  13

MANAGING THE FUND                                      16
---------------------------------------------------------
Investment Advisor...................................  16
Investment Sub-Advisor...............................  16
Portfolio Managers...................................  16
Legal Proceedings....................................  16

FINANCIAL HIGHLIGHTS                                   18
---------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization (large-cap) and middle capitalization (mid-cap) stocks. Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of December 31, 2004, that index included companies with capitalizations between $749 million and $386 billion. Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Mid Cap Growth Index. As of December 31, 2004, that index included companies with capitalizations between $631 million and $25 billion. All market capitalizations are determined at the time of purchase. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment sub-advisor uses fundamental research analysis and valuation techniques.

             -------------------------------------------------------------------

              UNDERSTANDING TAX-MANAGED INVESTING

              In managing the Fund, the sub-advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

              From time to time, the Fund expects to distribute taxable
              income and capital gains. Market conditions may limit the
              Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax
              management techniques may be curtailed or eliminated in the future by tax legislation or regulation.
             -------------------------------------------------------------------

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

At times, the sub-advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

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 2

THE FUND

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The returns shown are the returns of the Class Z shares of Columbia Tax-Managed Growth Fund, a series of Columbia Funds Trust I, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and for the life of the Fund periods. They include the effects of Fund expenses.

              The Fund's returns are compared to the Standard & Poor's 500
              Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S.
              stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally
              managed.
             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS Z)

                                  (BAR CHART)

                                             24.40%     21.46%     28.35%                                      28.57%      4.80%
                                                                              -15.10%    -15.91%    -21.94%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.07%
                                                          Worst quarter: 3rd quarter 2001, -17.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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 4

THE FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                                                     LIFE OF
                                                                     1 YEAR          5 YEARS         THE FUND
Class Z (%)
  Return Before Taxes                                                  4.80           -5.57            4.76(1)
  Return After Taxes on Distributions                                  4.80           -5.57            4.76(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               3.12           -4.65            4.13(2)
-------------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                     10.88           -2.30            7.74(2)

 (1) Class Z of the predecessor fund is a newer class of shares. Its performance information of the predecessor fund includes returns of the predecessor fund's Class A shares (the oldest existing predecessor fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares of the predecessor fund were initially offered on December 30, 1996, and Class Z shares of the predecessor fund were initially offered on January 11, 1999.

 (2) Performance information is from December 30, 1996.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, other administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

                                                                            ----

THE FUND

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                        0.00
-------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                              0.00
-------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)            (2)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(1) (%)                                           [0.77]
----------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       [0.00]
----------------------------------------------------------------------
Other expenses(1) (%)                                           [0.29]
----------------------------------------------------------------------
Total annual fund operating expenses (%)                        [1.06]

 (1) The Fund pays a management fee of 0.52% and an administration fee of 0.25%. Management fees have been restated to reflect contractual changes to the management fee for the Fund effective November 1, 2004. The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  [$108]   [$337]    [$585]    [$1,294]

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 6

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Funds Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to Columbia Funds Services, Inc.,
                       P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class of the Fund at no additional cost.
                       To exchange by telephone, call 1-800-422-3737. Please see
                       "How to Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

                                                                            ----

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of a Fund, directly or by exchange. Class Z shares of a Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial adviser offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

- Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

- Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds

----
 8

YOUR ACCOUNT

  Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus --
              CLASS Z.

              The Fund also offers five additional classes of shares --
              Class A, B, C, E and F shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Class E and F shares are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred

                                                                            ----

YOUR ACCOUNT

retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

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 10

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                       shares (only if Class Z is not offered) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a
                       member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature
                       Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries,
                       surviving joint owners and individual retirement account
                       owners. For details, call 1-800-345-6611.

                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with regard to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

                                                                            ----

YOUR ACCOUNT

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

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 12

YOUR ACCOUNT

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

                                                                            ----

YOUR ACCOUNT

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds.  The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution

----
 14

YOUR ACCOUNT

which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                        RATE
Net assets under $500 million                                  0.520%
Net assets of $500 million but less than $1 billion            0.470%
Net assets of $1 billion but less than $1.5 billion            0.420%
Net assets of $1.5 billion but less than $3 billion            0.370%
Net assets of $3 billion but less than $6 billion              0.350%
Net assets in excess of $6 billion                             0.330%

For the 2004 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.60% of average daily net assets of the predecessor fund.

INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
Stein Roe Investment Counsel (SRIC), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment sub-advisor. In its duties as investment sub-advisor, SRIC runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. SRIC has been an investment advisor since 2000.

Under the sub-advisory agreement, Columbia Management pays SRIC a sub-advisory fee monthly at the annual rate of 0.20% of the average daily net assets of the Fund, which may be adjusted to an annual rate as high as 0.25% or an annual rate as low as 0.15% depending on the Fund's performance over a specified period of time as measured by Morningstar, Inc.'s Large Blend Category for domestic equity funds. The Fund does not pay any fees directly to SRIC. For more information about the sub-advisory fees see the caption "Fund Charges and Expenses" in the Statement of Additional Information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by a team of investment professionals assigned to it by SRIC. No single individual has primary management responsibility over the Fund's portfolio securities.

----
 16

MANAGING THE FUND

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares relates to the Class Z shares of the predecessor fund. Information is shown for the fiscal years since the inception of Class Z shares, which run from November 1 to October 31, unless otherwise indicated and the six-month period ending on April 30, 2004. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                              (UNAUDITED)
                                              SIX MONTHS
                                                 ENDED
                                               APRIL 30,                            YEAR ENDED OCTOBER 31,
                                                 2004          2004           2003           2002           2001           2000
                                               Class Z       Class Z        Class Z        Class Z        Class Z        Class Z
                                                -------      -------        -------        -------        -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                        13.24          10.96          12.76          18.46          17.23
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                              (0.01)         (0.01)          0.01          (0.02)         (0.08)
  Net realized and unrealized gain (loss)
  on investments                                                0.39           2.29          (1.81)         (5.68)          1.31
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.38           2.28          (1.80)         (5.70)          1.23
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              13.62          13.24          10.96          12.76          18.46
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)                                             2.87(c)       20.80         (14.11)        (30.88)          7.14
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA (%):
  Expenses(d)                                                   1.14           1.17           1.16           1.14           1.19
  Net investment income (loss)(d)                              (0.06)         (0.03)          0.07          (0.13)         (0.42)
Portfolio turnover rate (%)                                       40             39             42             82             69
Net assets, end of period (000's) ($)                            286            442             80            915          1,941

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value.

 (c) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z shares total return.

 (d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

----
 18

NOTES

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----
 20

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's polices with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Tax-Managed Growth Fund

--------------------------------------------------------------------------------

         (ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2005 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    705-01/447U-0205

                        COLUMBIA TAX-MANAGED GROWTH FUND
                       A SERIES OF COLUMBIA FUNDS TRUST IX
                       STATEMENT OF ADDITIONAL INFORMATION
                                __________, 2005

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Tax-Managed Growth Fund (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated __________, 2005. This SAI should be read together with the Fund's Prospectus, and the most recent Annual Report dated October 31, 2004 and Semiannual Report dated April 30, 2005 of Columbia Tax-Managed Growth Fund, a series of Columbia Funds Trust I, the predecessor to the Fund (the "Predecessor Fund"). Investors may obtain a free copy of the Fund's Prospectus and the Predecessor Fund's Annual Report and Semiannual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. The financial statements and Report of Independent Registered Public Accounting Firm appearing in the Predecessor Fund's October 31, 2004 Annual Report and the financial statements appearing in the Predecessor Fund's April 30, 2005 Semiannual Report are incorporated into this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

                                                                                PAGE
PART 1

Definitions                                                                     [ ]
Organization and History                                                        [ ]
Fundamental Investment Policies                                                 [ ]
Other Investment Policies                                                       [ ]
Portfolio Turnover                                                              [ ]
Fund Charges and Expenses                                                       [ ]
Custodian of the Fund                                                           [ ]
Independent Registered Public Accounting Firm of the Fund                       [ ]
Management of the Fund                                                          [ ]

PART 2

Miscellaneous Investment Practices                                              [ ]
Taxes                                                                           [ ]
Additional Tax Matters Concerning Trust Shares                                  [ ]
Management of the Funds                                                         [ ]
Determination of Net Asset Value                                                [ ]
How to Buy Shares                                                               [ ]
Special Purchase Programs/Investor Services                                     [ ]
Programs for Reducing or Eliminating Sales Charges                              [ ]
How to Sell Shares                                                              [ ]
Distributions                                                                   [ ]
How to Exchange Shares                                                          [ ]
Suspension of Redemptions                                                       [ ]
Shareholder Liability                                                           [ ]
Shareholder Meetings                                                            [ ]
Appendix I                                                                      [ ]
Appendix II                                                                     [ ]

G-16/458U-0205

                                     PART 1
                        COLUMBIA TAX-MANAGED GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                __________, 2005

DEFINITIONS

  "Trust"                           Columbia Funds Trust IX

  "Fund"                            Columbia Tax-Managed Growth Fund
  "Advisor" or "Administrator"      Columbia Management Advisors, Inc., the
                                    Fund's investment advisor and
                                    administrator
  "Sub-Advisor"                     Stein Roe Investment Counsel, the Fund's
                                    investment sub-advisor
  "CFD"                             Columbia Funds Distributor, Inc. (formerly
                                     named Liberty Funds
                                    Distributor, Inc.), the Fund's
                                    distributor
  "CFS"                             Columbia Funds Services, Inc. (formerly
                                    named Liberty Funds Services, Inc.), the
                                    Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is an open-end diversified management investment company, representing the entire interest in a separate series of the Trust. The Fund commenced investment operations as a series of the Trust on _____________, 2005. Prior to ______________, 2005 (the "Fund Reorganization Date"), the Fund was organized as a series of Columbia Funds Trust I, a Massachusetts business trust (the "Predecessor Fund") that commenced investment operations on [December 31, 1996]. The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

The Fund offers six classes of shares - Class A, B, C, E, F and Z shares.

Effective October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Funds Municipal Trust" to its current name.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United

States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies, which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.    Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Fund seeks to maintain a low portfolio turnover rate, although the Fund may engage in higher portfolio turnover in order to reduce shareholder exposure to taxes (such as when the Advisor sells securities to create a loss to offset gains realized on other securities).

FUND CHARGES AND EXPENSES

Under the Fund's Investment Advisory Agreement with the Advisor, the Fund pays the Advisor a monthly fee at the annual rate of:

              Average Daily Net Assets                                 Rate
              ------------------------                                 -----
Net assets under $500 million                                          0.520%
Net assets of $500 million but less than $1 billion                    0.470%
Net assets of $1 billion but less than $1.5 billion                    0.420%
Net assets of $1.5 billion but less than $3 billion                    0.370%
Net assets of $3 billion but less than $6 billion                      0.350%
Net assets in excess of $6 billion                                     0.330%

Prior to November 1, 2004, under the Fund's management agreement, the Fund paid the Advisor a monthly fee at the annual rate of 0.60% on the first $500 million of the average daily net assets of the Fund, 0.55% on the next $500 million and 0.50% of any excess over $1 billion. Prior to November 1, 2003, under the Fund's management agreement, the Fund paid the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.60%.

Under the sub-advisory agreement for the Fund, the Advisor pays the Sub-Advisor a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund (Base Fee), which may be adjusted to an annual rate as high as 0.25% or an annual rate as low as 0.15% depending on the Fund's performance. The total monthly fee payable to the Sub-Advisor is determined by multiplying the Base Fee by a performance adjustment rate (Performance Adjustment Rate), which is readjusted quarterly depending on the Fund's performance over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. The Performance Adjustment Rates applicable to each Morningstar ranking are as follows:

                                 Performance
Morningstar Ranking             Adjustment Rate
-------------------             ---------------
Quartile 1                          1.25
Quartile 2                          1.00
Below Median                        0.75

The sub-advisory agreement also provides that the Sub-Advisor shall not receive a fee less than $350,000 per annum in the aggregate for managing the Fund. The Advisor pays the sub-advisory fees to the Sub-Advisor under the sub-advisory agreements. The Fund does not pay any fees to the Sub-Advisor.

Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     An annual flat fee of $10,000, paid monthly; and

- In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Effective November 1, 2003, the Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

An annual open account fee of $28 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, CFD AND CFS
(dollars in thousands)

                                                       Year ended October 31,
                                                  2004          2003          2002
                                                 ------        ------        ------
Management fee                                   $1,900        $1,907        $2,654
Administration fee                                  792           794         1,106
Pricing and bookkeeping fee                          87           107           176
Shareholder service and transfer agent fee          591           724           975
12b-1 fees:
  Service fee (Class A)                             172           162           226
  Service fee (Class B)                             502           519           732
  Service fee (Class C)                              73            74           105
  Service fee (Class E)                              18            15            17
  Service fee (Class F)                              27            23            25
  Distribution fee (Class B)                      1,505         1,557         2,195
  Distribution fee (Class C)                        218           222           314
  Distribution fee (Class E)                          7             6             7
  Distribution fee (Class F)                         80            69            75

BROKERAGE COMMISSIONS (dollars in thousands)

                                                           Year ended October 31,
                                                       2004        2003        2002
                                                       ----        ----       --------
Total commissions                                      $390        $413       $    586
Directed transactions (a)                                 0           0        124,942
Commissions on directed transactions                      0           0            133

(a) See "Management of the Funds - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At October 31, 2004, the Fund held securities of their regular brokers or dealers as set forth below:

     Broker/Dealer           Value (in thousands)
     -------------           --------------------
BANK OF AMERICA                    $8,447
LEHMAN BROTHERS HLDG INC.           7,394
MERRILL LYNCH & CO. INC.            6,748
CITIGROUP INC.                      3,645

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex (as such term is defined under applicable regulations promulgated under this Investment Company Act of 1940, as amended) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2004 and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                                        Total
                                                                     Compensation
                                                                    from the Fund
                                Pension or        Aggregate        Complex Paid to
                                Retirement       Compensation      the Trustees for
                                 Benefits     from the Fund for   the Calendar Year
                                Accrued as     the Fiscal Year          Ended
                              Part of Fund          Ended           December 31,
    Trustee(a)                 Expenses(b)     October 31, 2004        2004(a)
----------------------        ------------    -----------------   -----------------
Douglas A. Hacker                  N/A        $        988        $     135,000
Janet Langford Kelly               N/A               1,044              148,500
Richard W. Lowry                   N/A                 927              150,700
William E. Mayer                   N/A               1,032              166,700
Charles R. Nelson                  N/A               1,023              141,500
John J. Neuhauser                  N/A                 969              158,284
Patrick J. Simpson(c)              N/A                 947              129,000
Thomas E. Stitzel                  N/A               1,043              149,000
Thomas C. Theobald(d)              N/A               1,291              172,500
Anne-Lee Verville(e)               N/A               1,155              157,000
Richard L. Woolworth               N/A                 931              131,000

(a) As of December 31, 2004, the Fund Complex consisted of [ ] open-end and [ ] closed-end management investment company portfolios.

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) During the fiscal year ended October 31, 2004, Mr. Simpson deferred $947 of his compensation from the Fund and $129,000 of his total compensation from the Fund Complex. At December 31, 2004, the value of Mr. Simpson's account under that Plan was $143,646.

(d) During the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, Mr. Theobald deferred $745 his compensation from the Fund and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

(e) During the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $455 of her compensation from the Fund and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Trust (the "Board") effective December, 2003.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended October 31, 2004, the Audit Committee convened eleven times.

GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended October 31, 2004, the Governance Committee convened five times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended October 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

COMPLIANCE COMMITTEE

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board. Prior to May 10, 2005, Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended October 31, 2004, the Compliance Committee convened six times.

INVESTMENT OVERSIGHT COMMITTEES

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

      IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories:
                        Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

      IOC#2: Messrs. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

      IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

      IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories:
                        Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in the Fund and (ii) in the funds in the Fund Complex.

                                                             Aggregate Dollar Range of
                                                            Equity Securities Owned in
                                 Dollar Range of Equity       All Funds Overseen by
                                Securities Owned in the            Trustee in
 Name of Trustee                          Fund                    Fund Complex
--------------------            -----------------------     --------------------------
Douglas A. Hacker               $           0                      Over $100,000
Janet Langford Kelly            $           0                      Over $100,000
Richard W. Lowry                $           0                      Over $100,000
Charles R. Nelson               $           0                      Over $100,000
John J. Neuhauser               $           0                      Over $100,000
Patrick J. Simpson              $           0                      Over $100,000
Thomas E. Stitzel               $           0                      Over $100,000
Thomas C. Theobald              $           0                      Over $100,000
Anne-Lee Verville               $           0                      Over $100,000
Richard L. Woolworth            $           0                      Over $100,000

INTERESTED TRUSTEES
William E. Mayer                $           0               $    50,001 - $100,000

OWNERSHIP OF THE FUNDS

As of record on January 31, 2005, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

As of record on January 31, 2005, the following shareholders owned of record 5% or more of one or more of each class of the Fund's then outstanding shares:

Class A Shares
Jonathan Lowet                                  5,825.8640 shares      31.34%
160 E 91st Street
New York, NY  10125-0001

Charles Schwab & Co, Inc. Cust.                 224,102.24 shares       5.15%
ATTN: Mutual Funds Department
1001 Montgomery Street
San Francisco, CA  94104-4122

Class C Shares
Merrill Lynch Pierce Fenner & Smith           164,743.4770 shares       8.87%
For the sole benefit of its customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Class Z Shares
Streimer Steet Metal Works, Inc.               11,980.8310 shares      64.45%
ATTN: Mr. Fred Streimer
740 N Knott Street
Portland, OR  97227-2099

SALES CHARGES (dollars in thousands)

                                                                    Class A Shares
                                                                Year ended October 31,
                                                             2004         2003        2002
                                                             ----         ----       ------
Aggregate initial sales charges on Fund share sales          $ 68         $ 63       $  111
Initial sales charges retained by CFD                          11            9           17
Aggregate CDSC on Fund redemptions retained by CFD              0           (a)           0

                                                                    Class B Shares
                                                                Year ended October 31,
                                                             2004         2003        2002
                                                             ----         ----       ------
Aggregate CDSC on Fund redemptions retained by CFD           $595         $682       $1,431

                                                                   Class C Shares
                                                               Year ended October 31,
                                                             2004         2003        2002
                                                             ----         ----       ------
Aggregate CDSC on Fund redemptions retained by CFD           $ 1          $  1       $    3

                                                                    Class E Shares
                                                                Year ended October 31,
                                                             2004         2003        2002
                                                             ----         ----       ------
Aggregate initial sales charges on Fund share sales          $  5         $  3       $   10
Initial sales charges retained by CFD                           0           (a)           0
Aggregate CDSC on Fund redemptions retained by CFD              0            0            0

                                                                     Class F Shares
                                                                 Year ended October 31,
                                                             2004         2003        2002
                                                             ----         ----       ------
Aggregate CDSC on Fund redemptions retained by CFD           $  0         $  2       $    0

(a)   Rounds to less than one.

12b-1 PLAN, CDSCS AND CONVERSION OF SHARES

The Fund offers six classes of shares - Class A, Class B, Class C, Class E, Class F and Class Z. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each class except Class Z shares. Under the Plan, the Fund pays CFD monthly a service fee at an annual rate of 0.25% of the average daily net assets attributed to Class A, Class B, Class C, Class E and Class F shares. The Fund also pays CFD monthly a distribution fee at an annual rate of 0.10% of the average daily net assets attributed to Class E shares. The Fund also pays CFD monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program under which you purchased your shares. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class E shares are offered at net asset value plus varying sales charges which may include a CDSC. Class F shares are offered at net asset value and are subject to a CDSC if redeemed within six years. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses for the Fund.

No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are either not subject to the distribution fee or subject to a lesser distribution fee. See a Prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Class A, B, C, E and F shares of the Fund were:

                                                                           Year ended October 31, 2004
                                                           Class A      Class B      Class C      Class E     Class F
                                                           Shares       Shares        Shares       Shares      Shares
                                                           -------      -------      -------      -------     -------
Fees to FSFs                                               $   192      $   671      $   306      $    29     $    41
Allocated cost of sales material relating to the Fund
   (including printing and mailing expenses)                    10            5            2           (a)          1
Allocated travel, entertainment and other
   promotional expenses (including advertising)            $    21           10            5            1           1

(a)   Rounds to less than one.

CUSTODIAN OF THE FUND

State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston Massachusetts, 02111-2900, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing for the Fund and the Predecessor.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of October 31, 2004.

                          OTHER SEC-REGISTERED
                         OPEN-END AND CLOSED-END     OTHER POOLED INVESTMENT
PORTFOLIO MANAGER                 FUNDS                     VEHICLES               OTHER ACCOUNTS
-----------------       -----------------------      -----------------------     -------------------
                        Number of    Assets          Number of    Assets         Number of    Assets
                        accounts                     accounts                    accounts
                        ---------    ------          ---------    ------         ---------    ------
Name[*]                 ---------    ------          ---------    ------         ---------    ------
Name                    ---------    ------          ---------    ------         ---------    ------
Name                    ---------    ------          ---------    ------         ---------    ------

[* Information for Mr./Ms. [       ], who began managing the Predecessor Fund
after its fiscal year end, is as of [recent practicable date].]

See "Management -- Portfolio Transactions -- Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Adviser addresses potential conflicts of interest resulting from an individual's management of more than one account.

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Predecessor Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Predecessor Fund's most recent fiscal year:

                             Dollar Range of Equity Securities in the Fund Beneficially
Portfolio Manager                                    Owned
-----------------            ----------------------------------------------------------
Name[*]

[* Information for Mr./Ms. [        ], who began managing the Fund after its
most recent fiscal year end, is as of [recent practicable date].]

COMPENSATION

[To be provided by SRIC.]

PORTFOLIO TRANSACTIONS

The Sub-Advisor places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Sub-Advisor's overriding goals in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other criteria may also enter into the decision. These include: the Sub-Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Sub-Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Sub-Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Sub-Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor and Sub-Advisor, and reports are made annually to the Board of Trustees of the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Sub-Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Sub-Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Sub-Advisor feels are useful. In certain instances, the Sub-Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Sub-Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Sub-Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Sub-Advisor in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Sub-Advisor and not all such research products or services are used in connection with the management of the Fund.

With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Sub-Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Sub-Advisor's attention, including investment research related to the security and provided to the Fund. The Fund has arranged for their custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Fund's portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.

The Sub-Advisor may use the services of an affiliate of the Advisor, when buying or selling securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Sub-Advisor must ensure that commissions the Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Sub-Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

As noted in the prospectus, in addition to the principal investment strategies and the principal investment risks described in the prospectus, a Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to a Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a Fund's prospectus or
Part I of this SAI, or by applicable law, the Fund may engage in each of the practices described below.

Short-Term Trading

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Exchange-traded funds ("ETFs"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities (Zeros)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds (Steps)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (PIK) Securities

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities;

three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person,

(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.


                                   Year First                                         Number of
                                   Elected or                                     Portfolios in Fund
                                    Appointed                                          Complex
    Name, Address        Position      to           Principal Occupation(s)            Overseen
       and Age         with Funds   Office(1)        During Past Five Years           by Trustee        Other Directorships Held
---------------------- ----------- ---------- ----------------------------------  ------------------    ------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker       Trustee      1996     Executive Vice President -                 118
(Age 49)                                      Strategy of United Airlines
P.O. Box 66100                                (airline) since December, 2002
Chicago, IL 60666                             (formerly President of UAL Loyalty
                                              Services (airline) from September,
                                              2001 to December, 2002; Executive
                                              Vice President and Chief Financial
                                              Officer of United Airlines from
                                              March, 1999 to September, 2001;
                                              Senior Vice President-Finance from
                                              March, 1993 to July, 1999).

Janet Langford Kelly    Trustee      1996     Adjunct Professor of Law,                  118                      None
(Age 47)                                      Northwestern University, since
9534 W. Gull Lake                             September, 2004; Private Investor
Drive                                         since March, 2004 (formerly Chief
Richland, MI                                  Administrative Officer and Senior
49083-8530                                    Vice President, Kmart Holding
                                              Corporation (consumer goods), from
                                              September, 2003 to March, 2004;
                                              Executive Vice President-Corporate
                                              Development and Administration,
                                              General Counsel and Secretary,
                                              Kellogg Company (food
                                              manufacturer), from September,
                                              1999 to August, 2003; Senior Vice
                                              President, Secretary and General
                                              Counsel, Sara Lee Corporation
                                              (branded, packaged,
                                              consumer-products manufacturer)
                                              from January, 1995 to September,
                                              1999).


                                        Year First                                           Number of
                                        Elected or                                      Portfolios in Fund
                                         Appointed                                           Complex
    Name, Address            Position       to           Principal Occupation(s)             Overseen
       and Age              with Funds    Office(1)        During Past Five Years           by Trustee     Other Directorships Held
-------------------------   ----------- ----------- ----------------------------------  ------------------ ------------------------
DISINTERESTED TRUSTEES
Richard W. Lowry (Age 68)     Trustee      1995     Private Investor since August,             120                    None
10701 Charleston Drive                              1987 (formerly Chairman and Chief
Vero Beach, FL 32963                                Executive Officer, U.S. Plywood
                                                    Corporation (building products
                                                    manufacturer)).

Charles R. Nelson (Age 62)    Trustee      1981     Professor of Economics, University         118                    None
Department of Economics                             of Washington, since January,
University of Washington                            1976; Ford and Louisa Van Voorhis
Seattle, WA 98195                                   Professor of Political Economy,
                                                    University of Washington, since
                                                    September, 1993 (formerly
                                                    Director, Institute for Economic
                                                    Research, University of Washington
                                                    from September, 2001 to June,
                                                    2003) Adjunct Professor of
                                                    Statistics, University of
                                                    Washington, since September, 1980;
                                                    Associate Editor, Journal of Money
                                                    Credit and Banking, since
                                                    September, 1993; consultant on
                                                    econometric and statistical
                                                    matters.

John J. Neuhauser (Age 61)    Trustee      1985     Academic Vice President and Dean           121               Saucony, Inc.
84 College Road                                     of Faculties since August, 1999,                               (athletic
Chestnut Hill, MA 02467-3838                        Boston College (formerly Dean,                                 footwear)
                                                    Boston College School of
                                                    Management from September, 1977 to
                                                    September, 1999).

Patrick J. Simpson (Age 60)   Trustee      2000     Partner, Perkins Coie L.L.P. (law          118                    None
1120 N.W. Couch Street                              firm).
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel (Age 68)    Trustee      1998     Business Consultant since 1999             118                    None
2208 Tawny Woods Place                              (formerly Professor of Finance
Boise, ID  83706                                    from 1975 to 1999, College of
                                                    Business, Boise State University);
                                                    Chartered Financial Analyst.


                                        Year First                                          Number of
                                        Elected or                                     Portfolios in Fund
                                         Appointed                                          Complex
    Name, Address            Position       to           Principal Occupation(s)            Overseen
       and Age              with Funds   Office(1)       During Past Five Years            by Trustee     Other Directorships Held
--------------------------  ----------- ----------- ---------------------------------- ------------------ ------------------------
DISINTERESTED TRUSTEES

Thomas C. Theobald           Trustee        1996    Partner and Senior Advisor,               118            Anixter International
(Age 67) (3)                  and                   Chicago Growth Partners (private                      (network support equipment
303 W. Madison              Chairman                equity investing) since September,                    distributor); Ventas, Inc.
Suite 2500Chicago,           of the                 2004 (formerly Managing Director,                       (real estate investment
IL 60606                     Board                  William Blair Capital Partners                        trust); Jones Lang LaSalle
                                                    (private equity investing) from                         (real estate management
                                                    September, 1994 to September,                             services) and Ambac
                                                    2004).                                                Financial Group (financial
                                                                                                              guaranty insurance)

Anne-Lee Verville (Age 59)   TRUSTEE       1998     Retired since 1997 (formerly              119          Chairman of the Board of
359 Stickney Hill Road                              General Manager, Global Education                      Directors, Enesco Group,
Hopkinton, NH  03229                                Industry, IBM Corporation                              Inc. (designer, importer
                                                    (computer and technology) from                       and distributor of giftware
                                                    1994 to 1997).                                             and collectibles)

Richard L. Woolworth        Trustee       1991      Retired since December 2003               118          Northwest Natural Gas Co.
(Age 63)                                            (formerly Chairman and Chief                             (natural gas service
100 S.W. Market Street                              Executive Officer, The Regence                                 provider)
#1500                                               Group (regional health insurer);
Portland, OR 97207                                  Chairman and Chief Executive
                                                    Officer, BlueCross BlueShield of
                                                    Oregon; Certified Public
                                                    Accountant, Arthur Young &
                                                    Company)

                                                                                       Number of
                                    Year First                                     Portfolios in Fund
                                   Elected or                                           Complex
    Name, Address       Position   Appointed to        Principal Occupation(s)          Overseen
       and Age         with Funds    Office(1)         During Past Five Years          by Trustee     Other Directorships Held
---------------------- ----------- ------------ --------------------------------- ------------------- ------------------------
INTERESTED TRUSTEE
William E. Mayer(2)     Trustee        1994     Partner, Park Avenue Equity               120             Lee Enterprises
(Age 64)                                        Partners (private equity) since                          (print media), WR
399 Park Avenue                                 February, 1999 (formerly Partner,                         Hambrecht + Co.
Suite 3204                                      Development Capital LLC from                             (financial service
New York, NY 10022                              November 1996 to February, 1999).                            provider);
                                                                                                          Reader's Digest
                                                                                                           (publishing);
                                                                                                             OPENFIELD
                                                                                                         Solutions (retail
                                                                                                         industry technology
                                                                                                             provider)

(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Columbia Fund.

(2) Mr. Mayer may be deemed to be an "interested person" (as defined in the 1940 Act) of the Fund by reason of his affiliation with WR Hambrecht + Co.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                                Year First
                                                Elected or
        Name, Address             Position     Appointed to                          Principal Occupation(s)
           and Age               with Funds       Office                             During Past Five Years
------------------------------   -----------   ------------   --------------------------------------------------------------------
Officers
Christopher L. Wilson (Age 47)    President        2004       Head of Mutual Funds since August, 2004 and Senior Vice President of
One Financial Center                                          the Advisor since January, 2005; President of the Columbia Funds,
Boston, MA 02111                                              Liberty Funds and Stein Roe Funds since October, 2004; President and
                                                              Chief Executive Officer of the Nations Funds since January, 2005;
                                                              Senior Vice President of BACAP Distributors LLC since January, 2005;
                                                              Director of FIM Funding, Inc. since January, 2005; Senior Vice
                                                              President of Columbia Funds Distributor, Inc. since January, 2005;
                                                              Director of Columbia Funds Services, Inc. since January, 2005
                                                              (formerly President and Chief Executive Officer, CDC IXIS Asset
                                                              Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 40)     Treasurer        2000       Treasurer of the Columbia Funds since October, 2003 and of the
One Financial Center                                          Liberty Funds, Stein Roe Funds and All-Star Funds since December,
Boston, MA 02111                                              2000; Vice President of the Advisor since April, 2003 (formerly
                                                              President of the Columbia Funds, Liberty Funds and Stein Roe Funds
                                                              from February, 2004 to October, 2004; Chief Accounting Officer and
                                                              Controller of the Liberty Funds and All-Star Funds from February,
                                                              1998 to October, 2000); Treasurer of the Galaxy Funds since
                                                              September, 2002 (formerly Treasurer from December, 2002 to December,
                                                              2004 and President from February, 2004 to December, 2004 of the
                                                              Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President
                                                              of Colonial Management Associates, Inc. from February, 1998 to
                                                              October, 2000).

Mary Joan Hoene (Age 54)         Senior Vice       2004       Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street               President                   Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since
New York, NY 10005                and Chief                   August, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
                                 Compliance                   January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn
                                   Officer                    LLP from November, 1999 to December, 2000; Vice President and
                                                              Counsel, Equitable Life Assurance Society of the United States from
                                                              April, 1998 to November, 1999,).

Michael G. Clarke (Age 35)          Chief          2004       Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein
One Financial Center             Accounting                   Roe Funds and All-Star Funds since October, 2004 (formerly
Boston, MA 02111                   Officer                    Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
                                                              All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy &
                                                              Development of the Liberty Funds and Stein Roe Funds from February,
                                                              2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein
                                                              Roe Funds and the All-Star Funds from August, 1999 to February,
                                                              2001; Audit Manager, Deloitte & Toche LLP from May, 1997 to August,
                                                              1999).

                                                Year First
                                                Elected or
       Name, Address              Position     Appointed to                          Principal Occupation(s)
          and Age                with Funds       Office                             During Past Five Years
---------------------------      -----------   ------------   --------------------------------------------------------------------
Jeffrey R. Coleman (Age 35)      Controller        2004       Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                                          All-Star Funds since October, 2004 (formerly Vice President of CDC
Boston, MA 02111                                              IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC
                                                              Nvest Funds and Loomis Sayles Funds from February, 2003 to
                                                              September, 2004; Assistant Vice President of CDC IXIS Asset
                                                              Management Services, Inc. and Assistant Treasurer of the CDC Nvest
                                                              Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc.
                                                              from November, 1996 to August, 2000).

R. Scott Henderson (Age 45)       Secretary        2004       Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds
One Financial Center                                          since December, 2004 (formerly Of Counsel, Bingham McCutchen from
Boston, MA 02111                                              April, 2001 to September, 2004; Executive Director and General
                                                              Counsel, Massachusetts Pension Reserves Investment Management Board
                                                              from September, 1997 to March, 2001).

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

The Trustees will receive an aggregate annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting from all Funds for which they serve as trustee or director (other than Liberty All-Star Funds for Messrs. Lowry, Mayer and Neuhauser and Columbia Management Multi-Strategy Hedge Fund, LLC for Mr. Neuhauser and Ms. Verville). Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Amended and Restated Bylaws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Agreement provides for the payment to the advisor of the fee described in the Prospectus.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

      (f)   maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

TRUST SERVICES AGREEMENT

Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Class E and Class F shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

      - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Fund's Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

CODE OF ETHICS

The Funds, the Advisor, the Sub-Advisor and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                         FREQUENCY OF
   TYPE OF FUND            INFORMATION PROVIDED           DISCLOSURE           DATE OF WEB POSTING
------------------        -----------------------        ------------         ----------------------
Equity Funds              Full portfolio holdings          Monthly            30 calendar days after
                          information.                                              month-end.

Fixed Income Funds        Full portfolio holdings          Quarterly          60 calendar days after
                          information.                                              quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET
FUND))

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan

FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow

Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of

Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

FEE-BASED COMPENSATION ARRANGEMENTS. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995; and

      - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995;

      - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

      - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
      (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                                   REALLOWANCE TO
                                              REALLOWANCE TO DEALERS              DEALERS AS A % OF
                                             AS A % OF OFFERING PRICE              OFFERING PRICE
      AMOUNT OF TRANSACTION                   PER SHARE - BOND FUNDS          PER SHARE - EQUITY FUNDS
---------------------------------            ------------------------         ------------------------
Less than $50,000                                      4.25                             5.00
$50,000 but less than $100,000                         3.75                             3.75
$100,000 but less than $250,000                        2.75                             2.75
$250,000 but less than $500,000                        2.00                             2.00
$500,000 but less than $1,000,000                      1.75                             1.75
$1,000,000 and over                                    0.00                             0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                  SHARES ARE SOLD
-----------------------------                  ---------------
Through first year                                   5.00
Through second year                                  4.00
Through third year                                   3.00
Through fourth year                                  3.00
Through fifth year                                   2.00
Through sixth year                                   1.00
Longer than six years                                None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                            % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE               SHARES ARE SOLD
-----------------------------               ---------------
Through first year                                5.50
Through second year                               5.00
Through third year                                4.00
Through fourth year                               3.00
Through fifth year                                2.00
Through sixth year                                1.00
Through the seventh year                          None
Longer than seven years                           None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
-----------------------------                            ---------------
Through first year                                           5.00
Through second year                                          4.00
Through third year                                           3.00
Through fourth year                                          3.00
Through fifth year                                           2.00
Through sixth year                                           1.00
Longer than six years                                        0.00

      Automatic conversion to Class A shares occurs eight years after purchase.

      The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

      Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

      Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is qqq
largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                       rrr

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       sss

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Prime-1  Highest Quality
            Prime-2  Higher Quality
            Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A ttt
classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                       uuu

                                   APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

ALL PROXIES FOR CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO CMA OR ITS AFFILIATES. CMA SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, CMA SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS.

CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II.   PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or

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(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

            (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III
                  (A) below or which proposals require special consideration under III (B) below,

            (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

            (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

            (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.    THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

                        1.    Matters Relating to the Board of
                              Directors/Corporate Governance

      CMA generally will vote FOR:

            - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

                  However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

                  On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

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            - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

            -     Proposals to declassify boards.

            - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

            - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

            - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

            - Proposals that restore shareholder ability to remove directors with or without cause.

            - Proposals that encourage directors to own a minimum amount of stock.

            - Proposals to permit shareholders to elect directors to fill board vacancies.

            -     Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

            -     Proposals to classify boards.

            - Proposals that give management the ability to alter the size of the board without shareholder approval.

            - Proposals that provide directors may be removed only by supermajority vote.

            - Proposals which allow more than one vote per share in the election of directors.

            - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

            - Shareholder proposals that mandate a minimum amount of stock that directors must own.

            - Shareholder proposals to limit the tenure of outside directors.

2. Compensation

      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

      CMA generally will vote FOR:

            - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

            - Shareholder proposals asking a company to expense stock options.

            - Shareholder proposals to put option repricings to a shareholder vote.

            - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

            - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

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3.    Capitalization

      CMA generally will vote FOR:

            - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

            - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

            - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

            -     Proposals to reduce or change the par value of common stock.

            - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

            - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

                              4.    Mergers, Restructurings and Other
                                    Transactions

      CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    Anti-Takeover Measures

      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

            - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

            - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

            - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

            - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

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6.    Other Business Matters

      CMA generally will vote FOR

            - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

            - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            -     Proposals to approve a change in the company's name.

            - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

            - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

            - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

            - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

            - Authorization to transact other unidentified, substantive business at a meeting.

            - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

            -     Proposals to vote unmarked proxies in favor of management.

B.    ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.    PROPOSALS REQUIRING SPECIAL CONSIDERATION

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The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

            1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

            2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

            3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

            4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

            5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

            6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

            7.    EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III
                  (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

            8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

      - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

      - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

      - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

                                      bbbb

      - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

      - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

      - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                                      cccc

COLUMBIA FEDERAL SECURITIES FUND            Prospectus,          , 2005

CLASS A, B AND C SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   4
Your Expenses........................................   6


YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Sales Charges........................................   9
How to Exchange Shares...............................  14
How to Sell Shares...................................  14
Fund Policy on Trading of Fund Shares................  15
Distribution and Service Fees........................  17
Other Information About Your Account.................  17


MANAGING THE FUND                                      20
---------------------------------------------------------
Investment Advisor...................................  20
Portfolio Manager....................................  20


OTHER INVESTMENT
STRATEGIES AND RISKS                                   22
---------------------------------------------------------


FINANCIAL HIGHLIGHTS                                   23
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Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks as high a level of current income and total return as is consistent with prudent risk.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies and instrumentalities. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. Certain securities of U.S. government agencies and instrumentalities in which the Fund invests are neither issued nor guaranteed by the U.S. Treasury. Such securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.

The Fund may also invest up to 20% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by private entities. These securities must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's or Fitch, Inc.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the Fund's investment advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

The Fund generally maintains a duration of greater than three years and less than ten years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions. For example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa.

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              UNDERSTANDING DURATION

              DURATION is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates.

              The advisor uses duration management to control some of the potential risk of investing in the Fund.

                                  THE FUND'S AVERAGE DURATION
                                  -------------------------------------------------------------
                                                     Duration Range (years)
                                       0    1    2    3    4    5    6    7    8    9   10
                                      -----------------------------------------------------

                                                     --------------------------------------

                                  -------------------------------------------------------------

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 2

THE FUND

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds, and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for one-year, five-years and ten-years. The returns shown are the returns of the Class A, B and C shares of Columbia Federal Securities Fund, a series of Columbia Funds Trust III, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

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              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see "Your Account -- Sales Charges" below).

              The Fund's returns are compared to the Citigroup Government/Mortgage Index (Citigroup Index), an unmanaged index that is a combination of the Citigroup U.S. Government
              Index (Government Index) and the Citigroup Mortgage Index (Mortgage Index). The Government Index tracks the performance of the Treasury and Government-Sponsored Indices within the
              U.S. Broad Investment Grade Bond Index. The Mortgage Index
              tracks the performance of the mortgage component of the U.S.
              BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and
              FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.
              Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
              The Fund's returns are also compared to the average return of the funds included in the Lipper General U.S. Government
              Funds Category (Lipper Average), as calculated by Lipper,
              Inc. This category is composed of funds with investment
              objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

----
 4

THE FUND

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       20.41%      0.96%      9.89%      9.11%                12.26%      6.74%      9.32%      2.00%
                                                                   -4.29%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


                                                          For the periods shown in bar chart:
            The Class's year-to-date total return         Best quarter: [2nd quarter 1995, +6.84%]
            through June 30, 2005 was     %.              Worst quarter: [1st quarter 1994,     %]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                        [    ]          [    ]          [    ]
--------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions                           [    ]          [    ]          [    ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                        [    ]          [    ]          [    ]
--------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                           [    ]          [    ]          [    ](1)
  Return After Taxes on Distributions                           [    ]          [    ]          [    ](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                        [    ]          [    ]          [    ](1)
--------------------------------------------------------------------------------------------------------
Citigroup Index (%)                                             [    ]          [    ]          [    ]
--------------------------------------------------------------------------------------------------------
Lipper Average (%)                                              [    ]          [    ]          [    ]

 (1) Class C of the predecessor fund is a newer class of shares. Its performance information includes returns of the predecessor fund's Class B shares for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the new class of shares. Class A shares of the predecessor fund were initially offered on March 30, 1984, Class B shares of the predecessor fund were initially offered on June 8, 1992 and Class C shares of the predecessor fund were initially offered on August 1, 1997.

                                                                            ----

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, other administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                1.00(2)         5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (3)             (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

----
 6

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A         CLASS B         CLASS C
Management fee(1) (%)                                           [0.50]          [0.60]          [0.50]
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       [0.25]          [1.00]          [1.00](2)
-------------------------------------------------------------------------------------------------------
Other expenses(3)(4) (%)                                        [0.29]          [0.29]          [0.29]
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                        [1.04]          [1.79]          [1.79](2)

 (1) Management fees have been restated to reflect contractual changes to the management fee for the Fund effective November 1, 2004.

 (2) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.85% and total annual fund operating expenses for Class C shares would be 1.64%. This arrangement may be modified or terminated by the distributor at any time.

 (3) The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

 (4) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS          5 YEARS          10 YEARS
Class A                                                          [$576]         [$790]          [$1,022]          [$1,686]
--------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                               [$182]         [$563]          [$  970]          [$1,908]
          sold all your shares at
          the end of the period                                  [$682]         [$863]          [$1,170]          [$1,908]
--------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                               [$182]         [$563]          [$  970]          [$2,105]
          sold all your shares at
          the end of the period                                  [$282]         [$563]          [$  970]          [$2,105]

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

             -------------------------------------------------------------------
             INVESTMENT MINIMUMS

                   Initial Minimums:
                   Initial Investment..........................................  $1,000
                   Automatic Investment Plan...................................  $   50
                   Retirement Plan.............................................  $   25

              The Fund reserves the right to change these investment
              minimums. The Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
             -------------------------------------------------------------------

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to the transfer agent, Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market
                       fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. There may be an
                       additional sales charge if exchanging from a money market
                       fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.

----
 8

YOUR ACCOUNT

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

              The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
              separate prospectus provided to eligible institutional and other investors.
             -------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  4.75               4.99                4.25
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                4.00
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                3.00
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

                                                                            ----

YOUR ACCOUNT

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                COMMISSION %
Less than $3 million                                                1.00
-----------------------------------------------------------------------------
$3 million to less than $5 million                                  0.80
-----------------------------------------------------------------------------
$5 million to less than $25 million                                 0.50
-----------------------------------------------------------------------------
$25 million or more                                                 0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
              shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
              longest.
             -------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

  A. What are the principal ways to obtain a breakpoint discount?
There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

Rights of Accumulation The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of accounts, the Fund will use the shares' current public offering price.

Statement of Intent You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost

----
 10

YOUR ACCOUNT

(i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

  B. What accounts are eligible for breakpoint discounts?
The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

  C. How do I obtain a breakpoint discount?
The steps necessary to obtain a breakpoint discount depends on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?
Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the

                                                                            ----

YOUR ACCOUNT

CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   3.00
-------------------------------------------------------------------------------
Through fourth year                                                  3.00
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by you and each member of your immediate family (as defined above), together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

----
 12

YOUR ACCOUNT

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00
-------------------------------------------------------------------------------
Longer than three years                                              0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

                                                                            ----

YOUR ACCOUNT

CLASS C SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   1.00
-------------------------------------------------------------------------------
Longer than one year                                                 0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

----
 14

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the
                       Medallion Signature Guarantee Program for amounts over
                       $100,000 or for alternate payee or mailing instructions.
                       Additional documentation is required for sales by
                       corporations, agents, fiduciaries, surviving joint owners
                       and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check writing       You may sell shares of the Fund by check writing. The check must be at least $500 and no more than $100,000. You will
                       continue to earn dividends on shares until the check is
                       presented to the bank for payment. When the check is
                       presented to the bank a sufficient number of full and
                       fractional shares will be sold at the next determined net
                       asset value to cover the amount of the check. Certificate
                       shares may not be sold by check writing. Check writing is
                       available only for Class A shares. Be sure to complete the appropriate section of the account application for this
                       feature.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other

                                                                            ----

YOUR ACCOUNT

than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, it its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

----
 16

YOUR ACCOUNT

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
12B-1 PLAN The Fund has adopted a plan under Rule 12b-l that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

                                                                            ----

YOUR ACCOUNT

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may not occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on

----
 18

YOUR ACCOUNT

which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the Fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                         RATE
Net assets under $500 million                                   0.530%
----------------------------------------------------------------------
Net assets of $500 million but less than $1 billion             0.480%
----------------------------------------------------------------------
Net assets of $1 billion but less than $1.5 billion             0.450%
----------------------------------------------------------------------
Net assets of $1.5 billion but less than $3 billion             0.420%
----------------------------------------------------------------------
Net assets in excess of $3 billion                              0.400%
----------------------------------------------------------------------

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to
[     ]% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
ANN T. PETERSON, a senior vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia Management or its predecessors.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

----
 20

MANAGING THE FUND

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts and inverse floaters, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

SHORT SALES
--------------------------------------------------------------------------------
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it borrows from a third party in the hope of purchasing the same security at a later date at a lower price. The Fund is then obligated to return the security to the third party, requiring the Fund to purchase the security at the market price at some later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the cost of the security at the time it is sold short. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

----
 22

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A, B and C shares relates to the corresponding class of the predecessor fund. Information is shown for the Fund's last five fiscal years ending on August 31, 2004, which run from September 1 to August 31, unless otherwise indicated, and the six-month period ending on February 28, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                              (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED
                                              FEBRUARY 28,                            YEAR ENDED AUGUST 31,
                                                  2005            2004          2003           2002          2001          2000
                                                                Class A        Class A       Class A       Class A       Class A
                                                                -------       ---------      -------       -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)        10.75           10.60           10.88        10.61         10.02         10.14
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                            0.21(a)         0.44(a)         0.41         0.51(a)(b)    0.60(a)       0.74(c)
  Net realized and unrealized gain (loss)
  on investments and futures contracts            (0.09)           0.13           (0.24)        0.32(b)       0.58         (0.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.12            0.57            0.17         0.83          1.18          0.60
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
  From net investment income                      (0.22)          (0.42)          (0.45)       (0.56)        (0.59)        (0.68)
  In excess of net investment income                 --              --              --           --            --         (0.03)
  Return of capital                                  --              --              --           --            --         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                      (0.22)          (0.42)          (0.45)       (0.56)        (0.59)        (0.72)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)              10.65           10.75           10.60        10.88         10.61         10.02
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                1.09(f)         5.49            1.52         8.05         12.12          6.23
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                      1.11(g)         1.16            1.25         1.21          1.15          1.17
  Net investment income(e)                         3.94(g)         4.11            3.30         4.77(b)       5.82          6.87
Portfolio turnover rate (%)                          75              93              61           94           229            96
Net assets, end of period (000's) ($)           797,728         853,801       1,004,181      567,270       577,809       582,535

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.95% to 4.77%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (f) Not annualized.

 (g) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND

                                (UNAUDITED)
                                 SIX MONTHS
                                   ENDED
                                FEBRUARY 28,                                    YEAR ENDED AUGUST 31,
                                    2005               2004             2003             2002             2001             2000
                                  Class B            Class B          Class B          Class B          Class B          Class B
                                   ------             ------          -------           ------           ------           ------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)             10.75              10.60            10.88            10.61            10.02            10.14
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income              0.17(a)            0.36(a)          0.31             0.43(a)(b)       0.52(a)          0.67(c)
  Net realized and unrealized
  gain (loss) on investments
  and futures contracts             (0.09)              0.13            (0.22)            0.32(b)          0.59            (0.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment
Operations                          (0.08)              0.49             0.09             0.75             1.11             0.53
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income        (0.18)             (0.34)           (0.37)           (0.48)           (0.52)           (0.61)
  In excess of net investment
  income                               --                 --               --               --               --            (0.03)
  Return of capital                    --                 --               --               --               --            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared
to Shareholders                     (0.18)             (0.34)           (0.37)           (0.48)           (0.52)           (0.65)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                   10.65              10.75            10.60            10.88            10.61            10.02
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                  0.72(f)            4.71             0.76             7.25            11.32             5.44
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA (%):
  Expenses(e)                        1.86(g)            1.91             2.00             1.96             1.90             1.92
  Net investment income(e)           3.19(g)            3.41             2.56             4.02(b)          5.07             6.12
Portfolio turnover rate (%)            75(e)              93               61               94              229               96
Net assets, end of period
(000's) ($)                        80,332             96,527          143,880           82,701           55,365           53,765

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.20% to 4.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (f) Not annualized.

 (g) Annualized.

----
 24

FINANCIAL HIGHLIGHTS

THE FUND

                                (UNAUDITED)
                                 SIX MONTHS
                                   ENDED
                                FEBRUARY 28,                                    YEAR ENDED AUGUST 31,
                                    2005               2004             2003             2002             2001             2000
                                  Class C            Class C          Class C          Class C          Class C          Class C
                                   -----              ------           ------           ------           -----            -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)            10.75               10.60            10.88            10.61           10.02            10.14
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income             0.18(a)             0.38(a)          0.32             0.44(a)(b)      0.54(a)          0.68(c)
  Net realized and
  unrealized gain (loss) on
  investments and futures
  contracts                        (0.09)               0.13            (0.22)            0.32(b)         0.58            (0.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment
Operations                          0.09                0.51             0.10             0.76            1.12             0.54
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income       (0.19)              (0.36)           (0.38)           (0.49)          (0.53)           (0.62)
  In excess of net
  investment income                   --                  --               --               --              --            (0.03)
  Return of capital                   --                  --               --               --              --            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared
to Shareholders                    (0.19)              (0.36)           (0.38)           (0.49)          (0.53)           (0.66)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                  10.65               10.75            10.60            10.88           10.61            10.02
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)              0.79(g)             4.86             0.91             7.41           11.47             5.60
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA (%):
  Expenses(f)                       1.71(h)             1.76             1.85             1.81            1.75             1.77
  Net investment income(f)          3.34(h)             3.60             2.76             4.17(b)         5.22             6.27
  Waiver/reimbursement              0.15(h)             0.15             0.15             0.15            0.15             0.15
Portfolio turnover rate (%)           75(g)               93               61               94             229               96
Net assets, end of period
(000's) ($)                        9,672              10,630           18,934           10,686           6,347            3,519

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.35% to 4.17%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Had the distributor not waived a portion of expenses, total return would have been reduced.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (g) Not annualized.

 (h) Annualized.

                                                                            ----

NOTES

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 26

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----
 28

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Federal Securities Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2005 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    760-01/800T-1204

COLUMBIA FEDERAL SECURITIES FUND            Prospectus,              1, 2005

CLASS Z SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   4
Your Expenses........................................   6


YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Eligible Investors...................................   8
Sales Charges........................................  10
How to Exchange Shares...............................  10
How to Sell Shares...................................  11
Fund Policy on Trading of Fund Shares................  12
Intermediary Compensation............................  13
Other Information About Your Account.................  13


MANAGING THE FUND                                      16
---------------------------------------------------------
Investment Advisor...................................  16
Portfolio Manager....................................  16


OTHER INVESTMENT
STRATEGIES AND RISKS                                   18
---------------------------------------------------------


FINANCIAL HIGHLIGHTS                                   19
---------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your
Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks as high a level of current income and total return as is consistent with prudent risk.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies and instrumentalities. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. Certain securities of U.S. government agencies and instrumentalities in which the Fund invests are neither issued nor guaranteed by the U.S. Treasury. Such securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.

The Fund may also invest up to 20% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by private entities. These securities must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's or Fitch, Inc.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the Fund's investment advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

The Fund generally maintains a duration of greater than three years and less than ten years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions. For example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa.

             -------------------------------------------------------------------

              UNDERSTANDING DURATION

              DURATION is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates.

              The advisor uses duration management to control some of the potential risk of investing in the Fund.

                                  THE FUND'S AVERAGE DURATION
                                  -------------------------------------------------------------
                                                     Duration Range (years)
                                       0    1    2    3    4    5    6    7    8    9   10
                                      -----------------------------------------------------

                                                     --------------------------------------

                                  -------------------------------------------------------------

             -------------------------------------------------------------------

----
 2

THE FUND

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds, and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ----

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for one-year, five-years and ten-years. The returns shown are the returns of the Class Z shares of Columbia Federal Securities Fund, a series of Columbia Funds Trust III, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.(1)

              The Fund's returns are compared to the Citigroup Government/Mortgage Index (Citigroup Index), an unmanaged index that is a combination of the Citigroup U.S. Government
              Index (Government Index) and the Citigroup Mortgage Index (Mortgage Index). The Government Index tracks the performance of the Treasury and Government-Sponsored Indices within the
              U.S. Broad Investment Grade Bond Index. The Mortgage Index
              tracks the performance of the mortgage component of the U.S.
              BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and
              FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.
              Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
              The Fund's returns are also compared to the average return of the funds included in the Lipper General U.S. Government
              Funds Category (Lipper Average), as calculated by Lipper,
              Inc. This category is composed of funds with investment
              objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

----
 4

THE FUND

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)

                                  (BAR CHART)

                       20.41%      0.96%      9.89%      9.11%                12.54%      7.00%      9.59%      2.26%
                                                                   -4.06%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


                                                           For the periods shown in bar chart:
            The Class's year-to-date total return through  Best quarter: [2nd quarter 1995, +6.84%]
            June 30, 2005 was    %.                        Worst quarter: [1st quarter 1994,   ]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                1 YEAR          5 YEARS         10 YEARS
Class Z (%)
  Return Before Taxes                                              [ ]            [ ](1)           [ ](1)
  Return After Taxes on Distributions                              [ ]            [ ](1)           [ ](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                           [ ]            [ ](1)           [ ](1)
--------------------------------------------------------------------------------------------------------
Citigroup Index (%)                                                [ ]            [ ]              [ ]
--------------------------------------------------------------------------------------------------------
Lipper Average (%)                                                 [ ]            [ ]              [ ]

 (1) Class Z of the predecessor fund is a newer class of shares. Its performance information includes returns of the predecessor fund's Class A shares (the oldest existing predecessor fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the new class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the new class of shares would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares of the predecessor fund were initially offered on March 30, 1984, and Class Z shares of the predecessor fund were initially offered on January 11, 1999.

                                                                            ----

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, other administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
--------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               0.00
--------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (2)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

----
 6

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(1) (%)                                           [0.50]
----------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       [0.00]
----------------------------------------------------------------------
Other expenses(3)(2) (%)                                        [0.29]
----------------------------------------------------------------------
Total annual fund operating expenses (%)                        [0.79]

 (1) Management fees have been restated to reflect contractual changes to the management fee for the Fund effective November 1, 2004.

 (2) Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Fund effective November 1, 2003.

 (3) The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

  1 YEAR    3 YEARS   5 YEARS   10 YEARS
   [$81]    [$252]    [$439]     [$978]

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to Columbia Funds Services, Inc.,
                       P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class of the Fund at no additional cost.
                       To exchange by telephone, call 1-800-422-3737. Please see
                       "How to Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of a Fund, directly or by exchange. Class Z shares of a Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

----
 8

YOUR ACCOUNT

IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial adviser offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

- Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

- Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

                                                                            ----

YOUR ACCOUNT

- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------
              CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus --
              CLASS Z.

              The Fund also offers three additional classes of shares --
              Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

----
 10

YOUR ACCOUNT

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD              INSTRUCTIONS
Through your        You may call your financial advisor to place your sell
financial           order. To receive the current trading day's price, your
advisor             financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange         You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                    shares (only if Class Z is not offered) of another fund
                    distributed by Columbia Funds Distributor, Inc. at no
                    additional cost. To exchange by telephone, call
                    1-800-422-3737.
--------------------------------------------------------------------------------
By telephone        You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                    notified the Fund of an address change within the previous
                    30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                    retirement accounts. For details, call 1-800-799-7526.
--------------------------------------------------------------------------------
By mail             You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a
                    member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature
                    Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries,
                    surviving joint owners and individual retirement account
                    owners. For details, call 1-800-345-6611.

                    Mail your letter of instruction to Columbia Funds Services,
                    Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By wire             You may sell shares of the Fund and request that the
                    proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic       You may automatically sell a specified dollar amount or
withdrawal plan     percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic       You may sell shares of the Fund and request that the
funds transfer      proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of the account application for this feature.

                                                                            ----

YOUR ACCOUNT

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

----
 12

YOUR ACCOUNT

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must

                                                                            ----

YOUR ACCOUNT

determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may not occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

----
 14

YOUR ACCOUNT

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                         RATE
Net assets under $500 million                                    0.530%
-----------------------------------------------------------------------
Net assets of $500 million but less than $1 billion              0.480%
-----------------------------------------------------------------------
Net assets of $1 billion but less than $1.5 billion              0.450%
-----------------------------------------------------------------------
Net assets of $1.5 billion but less than $3 billion              0.420%
-----------------------------------------------------------------------
Net assets in excess of $3 billion                               0.400%
-----------------------------------------------------------------------

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.50% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
ANN T. PETERSON, a senior vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia Management or its predecessors.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

----
 16

MANAGING THE FUND

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------

The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts and inverse floaters, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

SHORT SALES
--------------------------------------------------------------------------------

The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it borrows from a third party in the hope of purchasing the same security at a later date at a lower price. The Fund is then obligated to return the security to the third party, requiring the Fund to purchase the security at the market price at some later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the cost of the security at the time it is sold short. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

----
 18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares relates to the corresponding class of the predecessor fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                               (UNAUDITED)
                                             SIX MONTHS ENDED
                                               FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                                   2005            2004          2003          2002          2001          2000
                                               Class Z           Class Z       Class Z       Class Z       Class Z       Class Z
                                                  ------          ------        -----         -----         -----         -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                            10.75           10.60        10.88         10.61         10.02         10.14
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                             0.22(a)         0.46(a)      0.40          0.54(a)(b)    0.63(a)       0.77(c)
  Net realized and unrealized gain (loss)
  on investments and futures contracts             (0.09)           0.14        (0.20)         0.31(b)       0.58         (0.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.13            0.60         0.20          0.85          1.21          0.63
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
  From net investment income                       (0.23)          (0.45)       (0.48)        (0.58)        (0.62)        (0.71)
  In excess of net investment income                  --              --           --            --            --         (0.03)
  Return of capital                                   --              --           --            --            --         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                       (0.23)          (0.45)       (0.48)        (0.58)        (0.62)        (0.75)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                  10.65           10.75        10.60         10.88         10.61         10.02
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                 1.21(f)         5.75         1.77          8.32         12.39          6.50
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA (%):
  Expenses(e)                                       0.86(g)         0.91         1.00          0.96          0.90          0.92
  Net investment income(e)                          4.19(g)         4.30         3.47          5.02(b)       6.07          7.12
Portfolio turnover rate (%)                           75(f)           93           61            94           229            96
Net assets, end of period (000's) ($)             38,821          29,848        9,857           657            13             1

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.20% to 5.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested.

 (e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (f) Not annualized.

 (g) Annualized.

                                                                            ----

NOTES

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 20

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 22

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Federal Securities Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
        A Member of Columbia Management Group

        (C)2005 Columbia Funds Distributor, Inc.
        One Financial Center, Boston, MA 02111-2621
        800.426.3750  www.columbiafunds.com                     760-01/801T-1204

                        COLUMBIA FEDERAL SECURITIES FUND
                       A SERIES OF COLUMBIA FUNDS TRUST IX
                       STATEMENT OF ADDITIONAL INFORMATION
                                        , 2005

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Federal Securities Fund (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of
the Fund dated    , 2005. This SAI should be read together with the Fund's
Prospectus and the Fund's most recent Annual Report dated August 31, 2004 and Semiannual Report dated February 28, 2005 of Columbia Federal Securities Fund, a series of Columbia Funds Trust III, the predecessor to the Fund (the "Predecessor Fund"). Investors may obtain a free copy of a Prospectus and the Annual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. The financial statements and Report of the Independent Registered Public Accounting Firm appearing in the Fund's August 31, 2004 Annual Report and the financial statements appearing in the Predecessor Fund's February 28, 2005 Semiannual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

                                                                      PAGE
PART 1

Definitions                                                            [ ]
Organization and History                                               [ ]
Fundamental Investment Policies                                        [ ]
Other Investment Policies                                              [ ]
Portfolio Turnover                                                     [ ]
Fund Charges and Expenses                                              [ ]
Custodian of the Fund                                                  [ ]
Independent Registered Public Accounting Firm of the Fund              [ ]

PART 2

Miscellaneous Investment Practices                                     [ ]
Taxes                                                                  [ ]
Additional Tax Matters Concerning Trust Shares                         [ ]
Management of the Funds                                                [ ]
Determination of Net Asset Value                                       [ ]
How to Buy Shares                                                      [ ]
Special Purchase Programs/Investor Services                            [ ]
Programs for Reducing or Eliminating Sales Charges                     [ ]
How to Sell Shares                                                     [ ]
Distributions                                                          [ ]
How to Exchange Shares                                                 [ ]
Suspension of Redemptions                                              [ ]
Shareholder Liability                                                  [ ]
Shareholder Meetings                                                   [ ]
Appendix I                                                             [ ]
Appendix II                                                            [ ]

760-16/802T-1204

                                     PART 1
                        COLUMBIA FEDERAL SECURITIES FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2005

DEFINITIONS

     "Trust"   Columbia Funds TrustIX
     "Fund"    Columbia Federal Securities Fund
     "Advisor" Columbia Management Advisors, Inc., the Fund's investment advisor
     "CFD"     Columbia Funds Distributor, Inc. the Fund's distributor
     "CFS"     Columbia Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is an open-end diversified management investment company representing the entire interest in a separate series of the Trust. The Fund commenced investment
operations as a series of the Trust on   , 2005. Prior to   , 2005 (the "Fund
Reorganization Date"), the Fund was organized as a series of Columbia Funds Trust III, a Massachusetts business trust (the "Predecessor Fund") that commenced investment operations on March 20, 1984. The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

The Fund changed its name from Liberty Federal Securities Fund to its current name on October 13, 2003 and from Colonial Federal Securities Fund to Liberty Federal Securities Fund on July 14, 2000. The Trust changed its name from Liberty Funds Trust III to its current name on October 13, 2003 and from Colonial Funds Trust III to Liberty Funds Trust III on April 1, 1999.

The Fund offers four classes of shares - Classes A, B, C and Z shares.

Effective October 13, 2003, the name of the Trust was changed from "Liberty -- Stein Roe Funds Municipal Trust" to its current name.

                                       b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940, as amended ( the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.    Invest more than 15% of its net assets in illiquid assets; and

3. Acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or
      (G) of the 1940 Act.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

                                       c

Portfolio turnover is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover in the Fund's portfolio may result in correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund.

                                       d

FUND CHARGES AND EXPENSES

Prior to November 1, 2004, under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, as follows:

Average Daily Net Assets                                              Rate
Under $500 million                                                   0.530%
Over $500 million but less than $1 billion                           0.480%
Over $1 billion but less than $1.5 billion                           0.450%
Over $1.5 billion but less than $3 billion                           0.420%
Over $3 billion                                                      0.400%

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-  an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Effective November 1, 2003, the shareholders' servicing and transfer agency fee arrangement between CFS and the Fund has been revised so that the Fund pays the following fees:

An annual open account fee of $28 per open account in an equity fund, $34 per open account in a fixed income fund, and $33.50 per open account in a money market fund plus a Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in the Fund's accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

                                       e

RECENT FEES PAID TO THE ADVISOR, CFD AND CFS (dollars in thousands)

                                                        Year ended August 31,
                                                    ----------------------------
                                                    2005        2004       2003
                                                               ------     ------
Management fee                                                 $6,391     $6,927
Bookkeeping fee                                                   502        479
Shareholder services and transfer agent fee                     2,274      3,783
12b-1 fees:
  Service fee (Class A)                                         2,299      2,459
  Service fee (Class B)                                           290        402
  Service fee (Class C)                                            35         51
  Distribution fee (Class B)                                      870      1,209
  Distribution fee (Class C)                                      106        155
Fees waived by CFD  (Class C)                                     (21)       (31)

BROKERAGE COMMISSIONS (dollars in thousands)

                                                       Year ended August 31,
                                                   ----------------------------
                                                   2005        2004        2003
                                                               ----        ----
Total commissions                                              $ 25        $ 31
Directed transactions(a)                                          0           0
Commissions on directed transactions                              0           0

(a) See "Management of the Funds - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At August 31, 2004, the Fund held securities of its regular brokers or dealers as set forth below:

Broker/Dealer                   Value (in thousands)
None                            None

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of the officers of the funds in the Fund Complex (as such term is defined under applicable regulations promulgated under the Investment Company 1940 Act, as amended) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended August 31, 2004 and the calendar year ended December 31, 2003, the Trustees received the following compensation for serving as Trustees:

                             Pension or Retirement    Aggregate Compensation from     Total Compensation from the
                              Benefits Accrued as    the Fund for the Fiscal Year    Columbia Funds Complex Paid to
                                 Part of Fund                    Ended               the Trustees for the Calendar
Trustee(a)                        Expenses(b)               August 31, 2005         Year Ended December 31, 2004(a)
----------                   ---------------------   ----------------------------   -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                      N/A                                                   Over $100,000
Janet Langford Kelly                   N/A                                                   Over $100,000
Richard W. Lowry                       N/A                                                   Over $100,000
Charles R. Nelson                      N/A                                                   Over $100,000
John J. Neuhauser                      N/A                                                   Over $100,000
Patrick J. Simpson(c)                  N/A                                                   Over $100,000
Thomas E. Stitzel                      N/A                                                   Over $100,000
Thomas C. Theobald(d)                  N/A                                                   Over $100,000
Anne-Lee Verville(e)                   N/A                                                   Over $100,000
Richard L. Woolworth                   N/A                                                   Over $100,000
INTERESTED TRUSTEE
William E. Mayer                       N/A                                                 $50,001-$100.00

                                      f

(a) As of December 31, 2003, the Fund Complex consisted of [ ] open-end and [ ] closed-end management investment company portfolios.

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) During the fiscal year end August 31, 2004, Mr. Simpson deferred $2,497 of his compensation from the fund pursuant to the deferred compensation plan.

(d) During the fiscal year ended August 31, 2004, Mr. Theobald deferred $1,845 of his compensation from the Fund, pursuant to the deferred compensation plan. At December 31, 2003, the value of Mr. Theobald's account under that plan was $55,587.

(e) During the fiscal year ended August 31, 2004, Ms. Verville deferred $1,320 of her compensation from the Fund. In the calendar year ended December 31, 2003, she deferred $53,250 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2003, the value of Ms. Verville's account under that plan was $516,001.

ROLE OF THE BOARD OF TRUSTEES

      The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund. Mr. Theobald was elected Chairman of the Board of Trustees of the Trust (the "Board") effective December, 2003.

AUDIT COMMITTEE

      Ms. Verville and Messrs. Hacker, Stitzel, and Woolworth are members of the Audit Committee of the Board. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended August 31, 2004, the Audit Committee convened ten times.

GOVERNANCE COMMITTEE

      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended August 31, 2004, the Governance Committee convened four times.

ADVISORY FEES & EXPENSES COMMITTEE

      Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees and Expenses Committee of the Board. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2004, the Advisory Fees and Expenses Committee convened four times.

COMPLIANCE COMMITTEE

                                       g

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to May 10, 2005, Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended August 31, 2004, the Compliance Committee convened three times.

INVESTMENT OVERSIGHT COMMITTEES

      Beginning in 2004, each Trustee of the Fund also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia funds and gives particular consideration to such matters as the Fund's adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

     IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

     IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

     IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

     IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in the Fund and (ii) in the Funds in the Columbia Funds Complex.

                                       h

                                                                Aggregate Dollar Range of
                                                                Equity Securities Owned in
                                     Dollar Range of              All Funds Overseen by
                                Equity Securities Owned in      Trustee in Columbia Funds
    Name of Trustee                      the Fund                        Complex
----------------------          --------------------------      --------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                           $0                        Over $100,000
Janet Langford Kelly                        $0                        Over $100,000
Richard W. Lowry                            $0                        Over $100,000

Charles R. Nelson                           $0                        Over $100,000
John J. Neuhauser                           $0                        Over $100,000
Patrick J. Simpson                          $0                        Over $100,000
Thomas E. Stitzel                           $0                        Over $100,000
Thomas C. Theobald                          $0                        Over $100,000
Anne-Lee Verville                           $0                        Over $100,000
Richard L. Woolworth                        $0                        Over $100,000

INTERESTED TRUSTEES
William E. Mayer                            $0                        Over $100,000

OWNERSHIP OF THE FUND

As of record on November 30, 2004, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding of then outstanding shares of the Fund.

As of record on November 30, 2004, the following shareholders of record owned 5% or more of one or more of each class of the Fund's then outstanding shares:

CLASS C

Citigroup Global Markets, Inc.                                6.14
Attn: Peter Booth 7th Floor
333 W 34th Steet
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith                           7.77%
For the Sole Benefit of its Customers
4800 Deer Lake Drive East 2nd Floor
Jacksonville, FL 32246-6484

CLASS Z

Columbia Thermostat Fund                                     95.88%
C/O Paula Ryan
227 W. Monroe Street, STE 3000
Chicago, IL 60606-5018

SALES CHARGES (dollars in thousands)

                                                               Class A Shares
                                                            Year ended August 31,
                                                          -------------------------
                                                          2005     2004        2003
                                                          ----     ----        ----
Aggregate initial sales charges on Fund share sales                $178        $517
Initial sales charges retained by CFD                                21          35
Aggregate Contingent Deferred Sales Charge
  (CDSC) on Fund redemptions retained by CFD                          9          12

                                                               Class B Shares
                                                            Year ended August 31,
                                                          -------------------------
SALES CHARGES (dollars in thousands)                      2005     2004        2003
                                                          ----     ----        ----
Aggregate CDSC on Fund redemptions retained by CFD                 $380        $660

                                                               Class C Shares
                                                            Year ended August 31,
                                                          -------------------------
SALES CHARGES (dollars in thousands)                      2005     2004        2003
                                                          ----     ----        ----
Aggregate CDSC on Fund redemptions retained by CFD                 $  6        $ 23

12b-1 PLANS, CDSC AND CONVERSION OF SHARES

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees of the Trust have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each class except Class Z shares. The Fund pays CFD monthly a service fee at an annual rate of 0.25% of the net assets attributed to Class A, Class B and Class C shares and a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. CFD has voluntarily agreed to waive 0.15% of the Fund's Class C share distribution fees. CFD may terminate this waiver at any time without shareholder approval. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial services firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Fund's shares.

The Trustees of the Trust believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility that could benefit each class of the Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust are effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase, depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The Fund's Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charge are described in the Prospectus for the Fund's Class A, Class B and Class C shares.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing

                                       j
capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, which are not subject to the distribution fee, having an equal value. Class C shares do not convert. See the Prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Class A, B and C and Z shares of the Fund for the fiscal year ended August 31, 200 were:

                                                       Class A       Class B        Class C
                                                       Shares        Shares         Shares
                                                       -------       -------        -------
Fees to FSFs                                           $ 2,722       $   447        $    53
Cost of sales material relating to the Fund
(including printing and mailing expenses)                   27             7              1
Allocated travel, entertainment and other
promotional expenses (including advertising)               104            27              5

CUSTODIAN OF THE FUND

State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Fund's custodian. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PULIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110, serves as the Fund's independent registered public accounting firm, providing audit services, tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing for the Fund and the Predecessor

..PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of August 31, 2005.

                         OTHER SEC-REGISTERED
                        OPEN-END AND CLOSED-END      OTHER POOLED INVESTMENT
                                 FUNDS                      VEHICLES                 OTHER ACCOUNTS
                        -----------------------      -----------------------      -------------------
                        Number of                    Number of                    Number of
PORTFOLIO MANAGER       accounts         Assets      accounts         Assets      accounts     Assets
-----------------       --------         ------      ---------        ------      --------     ------
Name[*]
Name
Name

[* Information for Mr./Ms. [    ], who began managing the Predecessor Fund after
its fiscal year end, is as of [recent practicable date].]

                                       k

See "Management--Portfolio Transactions--Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Adviser addresses potential conflicts of interest resulting from an individual's management of more than one account.

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Predecessor Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Predecessor Fund's most recent fiscal year:

                                            Dollar Range of Equity Securities
Portfolio Manager                           in the Fund Beneficially Owned
-----------------                           ---------------------------------
Name[*]

[* Information for Mr./Ms. [    ], who began managing the Fund after its most
recent fiscal year end, is as of [recent practicable date].]

COMPENSATION

As of the Predecessor Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark[s] noted below, emphasizing the manager's three- and five-year performance. The Adviser may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall business performance.

PORTFOLIO MANAGER                                       PERFORMANCE BENCHMARK
-----------------                                       ---------------------
[Name of Portfolio Manager]                             [Benchmark]

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

                                       l

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

As noted in the prospectus, in addition to the principal investment strategies and the principal investment risks described in the prospectus, a Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to a Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a Fund's prospectus or
Part I of this SAI, or by applicable law, the Fund may engage in each of the practices described below.

SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

EXCHANGE-TRADED FUNDS ("ETFS"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

BANK OBLIGATIONS include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITS

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed

Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities;

three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and USAGE. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss "not already disallowed as provided in the preceding sentence realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns at capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                                 Number of
                                             Year First                                        Portfolios in
                                             Elected or                                         Fund Complex
         Name, Address          Position    Appointed to        Principal Occupation(s)           Overseen            Other
            and Age            with Funds    Office (1)         During Past Five Years           by Trustee     Directorships Held
-----------------------------  ----------   ------------  ------------------------------------ -------------  ----------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 49)      Trustee         1996      Executive Vice President - Strategy       101       Orbitz, Inc. (on-line
P.O. Box 66100                                            of United Airlines (airline) since                     travel company)
Chicago, IL 60666                                         December, 2002 (formerly President
                                                          of UAL Loyalty Services (airline)
                                                          from September, 2001 to December,
                                                          2002; Executive Vice President and
                                                          Chief Financial Officer of United
                                                          Airlines from March, 1999 to
                                                          September, 2001; Senior Vice
                                                          President-Finance from March, 1993
                                                          to July, 1999).

Janet Langford Kelly (Age 47)   Trustee         1996      Partner, Zelle, Hofmann, Voelbel,         101                None
9534 W. Gull Lake Drive                                   Mason & Gette LLP (law firm);
Richland, MI  49083-8530                                  Adjunct Professor of Law,
                                                          Northwestern University, since
                                                          September, 2004; Private Investor
                                                          since March, 2004 (formerly Chief
                                                          Administrative Officer and Senior
                                                          Vice President, Kmart Holding
                                                          Corporation (consumer goods), from
                                                          September, 2003 to March, 2004;
                                                          Executive Vice President-Corporate
                                                          Development and Administration,
                                                          General Counsel and Secretary,
                                                          Kellogg Company (food manufacturer),
                                                          from September, 1999 to August,
                                                          2003; Senior Vice President,
                                                          Secretary and General Counsel, Sara
                                                          Lee Corporation (branded, packaged,
                                                          consumer-products manufacturer) from
                                                          January, 1995 to September, 1999).

                                                                                                 Number of
                                             Year First                                        Portfolios in
                                             Elected or                                         Fund Complex
        Name, Address           Position    Appointed to        Principal Occupation(s)           Overseen          Other
           and Age             with Funds    Office (1)         During Past Five Years           by Trustee   Directorships Held
----------------------------   ----------   ------------  ------------------------------------ -------------  ------------------
DISINTERESTED TRUSTEES
Richard W. Lowry (Age 68)       Trustee         1995      Private Investor since August, 1987       103              None
10701 Charleston Drive                                    (formerly Chairman and Chief
Vero Beach, FL 32963                                      Executive Officer, U.S. Plywood
                                                          Corporation (building products
                                                          manufacturer)).

Charles R. Nelson (Age 62)      Trustee         1981      Professor of Economics, University        101              None
Department of Economics                                   of Washington, since January, 1976;
University of Washington                                  Ford and Louisa Van Voorhis
Seattle, WA 98195                                         Professor of Political Economy,
                                                          University of Washington, since
                                                          September, 1993 (formerly Director,
                                                          Institute for Economic Research,
                                                          University of Washington from
                                                          September, 2001 to June, 2003)
                                                          Adjunct Professor of Statistics,
                                                          University of Washington, since
                                                          September, 1980; Associate Editor,
                                                          Journal of Money Credit and Banking,
                                                          since September, 1993; consultant on
                                                          econometric and statistical matters.

John J. Neuhauser (Age 61)      Trustee         1985      Academic Vice President and Dean of       103         Saucony, Inc.
84 College Road                                           Faculties since August, 1999, Boston                (athletic footwear)
Chestnut Hill, MA 02467-3838                              College (formerly Dean, Boston
                                                          College School of Management from
                                                          September, 1977 to September, 1999).

Patrick J. Simpson (Age 60)     Trustee         2000      Partner, Perkins Coie L.L.P.              101              None
1120 N.W. Couch Street                                    (law firm).
Tenth Floor
Portland, OR 97209-4128

                                                                                                 Number of
                                             Year First                                        Portfolios in
                                             Elected or                                         Fund Complex
       Name, Address            Position    Appointed to        Principal Occupation(s)           Overseen           Other
          and Age              with Funds    Office (1)         During Past Five Years           by Trustee    Directorships Held
--------------------------     ----------   ------------  ------------------------------------ -------------  ---------------------
DISINTERESTED TRUSTEES
Thomas E. Stitzel (Age 68)       Trustee         1998     Business Consultant since 1999            101               None
2208 Tawny Woods Place                                    (formerly Professor of Finance from
Boise, ID 83706                                           1975 to 1999, College of Business,
                                                          Boise State University); Chartered
                                                          Financial Analyst.

                                                                                                 Number of
                                             Year First                                        Portfolios in
                                             Elected or                                         Fund Complex
         Name, Address          Position    Appointed to        Principal Occupation(s)           Overseen            Other
            and Age            with Funds    Office (1)         During Past Five Years           by Trustee     Directorships Held
------------------------------ ----------   ------------  ------------------------------------ -------------  ----------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (Age 67)(3) Trustee and       1996     Partner and Senior Advisor, Chicago       101       Anixter International
303 W. Madison                 Chairman of                Growth Partners (private equity                        (network support
Suite 2500 Chicago, IL 60606    the Board                 investing) since September, 2004                          equipment
                                                          (formerly Managing Director, William                distributor); Ventas,
                                                          Blair Capital Partners (private                       Inc. (real estate
                                                          equity investing) from September,                     investment trust);
                                                          1994 to September, 2004).                             Jones Lang LaSalle
                                                                                                                   (real estate
                                                                                                               management services)
                                                                                                               and Ambac Financial
                                                                                                                 Group (financial
                                                                                                               guaranty insurance)

Anne-Lee Verville (Age 59)     TRUSTEE           1998     Retired since 1997 (formerly General      101       Chairman of the Board
359 Stickney Hill Road                                    Manager, Global Education Industry,                  of Directors, Enesco
Hopkinton, NH 03229                                       IBM Corporation (computer and                       Group, Inc. (designer,
                                                          technology) from 1994 to 1997).                          importer and
                                                                                                                  distributor of
                                                                                                                   giftware and
                                                                                                                  collectibles)

Richard L. Woolworth (Age 63)    Trustee         1991     Retired since December 2003               101       Northwest Natural Gas
100 S.W. Market Street                                    (formerly Chairman and Chief                           Co. (natural gas
#1500                                                     Executive Officer, The Regence Group                  service provider)
Portland, OR 97207                                        (regional health insurer); Chairman
                                                          and Chief Executive Officer,
                                                          BlueCross BlueShield of Oregon;
                                                          Certified Public Accountant, Arthur
                                                          Young & Company)

                                                                                                 Number of
                                             Year First                                        Portfolios in
                                             Elected or                                         Fund Complex
       Name, Address            Position    Appointed to        Principal Occupation(s)           Overseen            Other
          and Age              with Funds    Office (1)         During Past Five Years           by Trustee     Directorships Held
--------------------------     ----------   ------------  ------------------------------------ -------------  ----------------------
       Interested Trustee
William E. Mayer(2) (Age 64)     Trustee         1994     Partner, Park Avenue Equity Partners      103          Lee Enterprises
399 Park Avenue                                           (private equity) since February,                      (print media), WR
Suite 3204                                                1999 (formerly Partner, Development                    Hambrecht + Co.
New York, NY 10022                                        Capital LLC from November 1996 to                    (financial service
                                                          February, 1999).                                      provider); First
                                                                                                              Health (healthcare);
                                                                                                                 Reader's Digest
                                                                                                                  (publishing);
                                                                                                               OPENFIELD Solutions
                                                                                                                (retail industry
                                                                                                              technology provider)

(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Columbia Fund.

(2) Mr. Mayer may be deemed to be an "interested person" (as defined in the 1940
    Act) of the Fund by reason of his affiliation with WR Hambrecht + Co.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                              Year First
                                              Elected or
        Name, Address            Position    Appointed to                           Principal Occupation(s)
           and Age              with Funds      Office                              During Past Five Years
------------------------------  -----------  ------------  -------------------------------------------------------------------------
Officers
Christopher L. Wilson (Age 47)   President       2004      Head of Mutual Funds for the Advisor since August, 2004 and Senior Vice
One Financial Center                                       President of the Advisor since January, 2005; President of Columbia
Boston, MA 02111                                           Funds, Liberty Funds and Stein Roe Funds since October, 2004; President and Chief Executive Officer of the Nations Funds since January 2005;
                                                           Senior Vice President of BACAP Distributors LLC since January 2005;
                                                           Director of FIM Funding, Inc. since January 2005; Senior Vice President of Columbia Funds Distributor, Inc. since January 2005 (formerly
                                                           President and Chief Executive Officer, CDC IXIS Asset Management
                                                           Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 40)    Treasurer       2000      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                                       Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                           President of the Advisor since April, 2003 (formerly President of the
                                                           Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                           October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                           Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                           December, 2002 to December, 2004 and President from February, 2004 to
                                                           December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                           Vice President of Colonial Management Associates, Inc. from February,
                                                           1998 to October, 2000).

Mary Joan Hoene (Age 54)        Senior Vice      2004      Senior Vice President and Chief Compliance Officer of the Columbia Funds
40 West 57th Street              President                 Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005               and Chief                 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
                                Compliance                 August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999
                                  Officer                  to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                                           Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (Age 34)         Chief         2004      Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center            Accounting                 Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                  Officer                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
                                                           May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May,
                                                           2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                           and Stein Roe Funds from February, 2001 to June, 2002; Assistant
                                                           Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds
                                                           from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP
                                                           from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 35)     Controller       2004      Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                                       All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                           Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
                                                           Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                           Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                           Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February
                                                           2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (Age 45)      Secretary       2004      Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                                       December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001
Boston, MA 02111                                           to September, 2004; Executive Director and General Counsel, Massachusetts
                                                           Pension Reserves Investment Management Board from September, 1997 to
                                                           March, 2001).

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

The Trustees will receive an aggregate annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting from all Funds for which they serve as trustee or director (other than Liberty All-Star Funds for Messrs. Lowry, Mayer and Neuhauser and Columbia Management Multi-Strategy Hedge Fund, LLC for Mr. Neuhauser and Ms. Verville). Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Agreement provides for the payment to the Advisor of the fee discussed in the Prospectus.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

      (f)   maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

TRUST SERVICES AGREEMENT

Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Class E and Class F shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

      - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Fund's Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

CODE OF ETHICS

The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                          FREQUENCY OF
   TYPE OF FUND             INFORMATION PROVIDED           DISCLOSURE          DATE OF WEB POSTING
------------------  ------------------------------------  ------------  ----------------------------------
   Equity Funds     Full portfolio holdings information.    Monthly     30 calendar days after month-end.

Fixed Income Funds  Full portfolio holdings information.   Quarterly    60 calendar days after quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's [distributor] at [Insert name and address of service provider].

A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include [the Fund's sub-custodians, which currently include [Insert name of sub-custodians]], the Fund's independent registered public accounting firm, legal counsel, and financial printer ([Name of Printer]), and the Fund's proxy voting service, currently [Name of Proxy Voting Service Provider]. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET FUND)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

As of the date of this Supplement, CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones

E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance

RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                      SEPTEMBER 30,    OCTOBER 31,    OCTOBER 31,
           FUND(1)(4)                     2003           2002(3)        2001(2)
----------------------------------    -------------    -----------    -----------
Columbia Asset Allocation Fund          $ 506,628       $ 722,543     $   914,162
Columbia Large Cap Growth Fund          $ 621,536       $ 872,400     $ 1,213,883
Columbia Disciplined Value Fund         $ 328,843       $ 480,502     $   585,821
Columbia Large Cap Core Fund            $ 484,124       $ 666,709     $   634,076
Columbia International Equity Fund      $ 107,527       $ 151,816             N/A
Columbia Small Cap Fund                 $ 318,591       $ 316,465     $   258,937
Columbia Small Company Equity Fund      $ 156,029       $ 201,135     $   258,937
Columbia Dividend Income Fund           $       0       $  24,133     $    20,192

--------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $26,074, $29,123, $5,541, $8,298 and $47,211, respectively, for the Asset
      Allocation Fund, Large Cap Fund, Dividend Fund, Value Fund and Growth
      Fund.

(3) Expense reimbursements for the fiscal year ended October 31, 2002 were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively for the Asset
      Allocation Fund, Growth Fund, International Fund, Small Company Fund and DividendFund.

(4) The Funds changed their fiscal year end from October 31 to September 30 in 2003.

                                                                SIX MONTHS
                                                                  ENDED
                                                                APRIL 30,    OCTOBER 31,   OCTOBER 31,
                  FUND(1)                      APRIL 30, 2004    2003(3)        2002         2001(2)
--------------------------------------------   --------------   ----------   -----------   -----------
Columbia Intermediate Government Income Fund      $ 70,533      $   36,031     $ 7,041       $74,395
Columbia Quality Plus Bond Fund                   $ 59,667      $   29,033     $ 5,978       $52,592

--------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $8,020 and $6,988, respectively for the Government Income Fund and Quality Plus Bond Fund.

(3) The Funds changed their fiscal year end from October 31 to April 30 in 2003.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD.

In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.          the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

FEE-BASED COMPENSATION ARRANGEMENTS. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995; and

      - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995;

      - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

      - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act
            (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                        REALLOWANCE TO
                                       REALLOWANCE TO DEALERS          DEALERS AS A % OF
                                      AS A % OF OFFERING PRICE          OFFERING PRICE
     AMOUNT OF TRANSACTION             PER SHARE - BOND FUNDS      PER SHARE - EQUITY FUNDS
---------------------------------     ------------------------     ------------------------
Less than $50,000                               4.25                         5.00
$50,000 but less than $100,000                  3.75                         3.75
$100,000 but less than $250,000                 2.75                         2.75
$250,000 but less than $500,000                 2.00                         2.00
$500,000 but less than $1,000,000               1.75                         1.75
$1,000,000 and over                             0.00                         0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE    SHARES ARE SOLD
-----------------------------    ---------------
Through first year                     5.00
Through second year                    4.00
Through third year                     3.00
Through fourth year                    3.00
Through fifth year                     2.00
Through sixth year                     1.00
Longer than six years                  None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE    SHARES ARE SOLD
-----------------------------    ---------------
Through first year                     5.50
Through second year                    5.00
Through third year                     4.00
Through fourth year                    3.00
Through fifth year                     2.00
Through sixth year                     1.00
Through the seventh year               None
Longer than seven years                None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES

                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE    SHARES ARE SOLD
-----------------------------    ---------------
Through first year                     5.00
Through second year                    4.00
Through third year                     3.00
Through fourth year                    3.00
Through fifth year                     2.00
Through sixth year                     1.00
Longer than six years                  0.00

      Automatic conversion to Class A shares occurs eight years after purchase.

      The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      ggg

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                      hhh

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

           Prime-1  Highest Quality
           Prime-2  Higher Quality
           Prime-3  High Quality

                                      jjj

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                      kkk
                                      lll

                                   APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds(1) and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II.   PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the

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(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

                                      mmm
security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

      (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

      (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

      (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.    THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

1.    MATTERS RELATING TO THE BOARD OF DIRECTORS/CORPORATE GOVERNANCE

      CMA generally will vote FOR:

            - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

                  However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

                  On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

            - Proposals that request that the board audit, compensation and/or nominating committees include nnn
                  independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

            -     Proposals to declassify boards.

            - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

            - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

            - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

            - Proposals that restore shareholder ability to remove directors with or without cause.

            - Proposals that encourage directors to own a minimum amount of stock.

            - Proposals to permit shareholders to elect directors to fill board vacancies.

            -     Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

            -     Proposals to classify boards.

            - Proposals that give management the ability to alter the size of the board without shareholder approval.

            - Proposals that provide directors may be removed only by supermajority vote.

            - Proposals which allow more than one vote per share in the election of directors.

            - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

            - Shareholder proposals that mandate a minimum amount of stock that directors must own.

            - Shareholder proposals to limit the tenure of outside directors.

2.    Compensation

      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial ooo
      justification for the repricing of options.

      CMA generally will vote FOR:

            - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

            - Shareholder proposals asking a company to expense stock options.

            - Shareholder proposals to put option repricings to a shareholder vote.

            - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

            - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

                                      ppp

3.    Capitalization

      CMA generally will vote FOR:

            - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

            - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

            - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

            -     Proposals to reduce or change the par value of common stock.

            - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

            - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.    MERGERS, RESTRUCTURINGS AND OTHER TRANSACTIONS

      CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    ANTI-TAKEOVER MEASURES

      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

            - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

            - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

            - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

            - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

                                      qqq

6.    Other Business Matters

      CMA generally will vote FOR

            - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

            - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            -     Proposals to approve a change in the company's name.

            - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

            - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

            - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

            - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

            - Authorization to transact other unidentified, substantive business at a meeting.

            - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

            -     Proposals to vote unmarked proxies in favor of management.

B.    ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.    PROPOSALS REQUIRING SPECIAL CONSIDERATION

                                      rrr

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

            1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

            2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

            3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

            4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

            5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

            6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

            7.    EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III
                  (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

            8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

      - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

      - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

                                      sss

      - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

      - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

      - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

      - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                                      ttt

COLUMBIA STRATEGIC INCOME FUND          Prospectus,          , 2005

CLASS A, B AND C SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   4
Your Expenses........................................   6

YOUR ACCOUNT                                            9
---------------------------------------------------------
How to Buy Shares....................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  16
How to Sell Shares...................................  16
Fund Policy on Trading of Fund Shares................  17
Distribution and Service Fees........................  18
Other Information About Your Account.................  19

MANAGING THE FUND                                      22
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Investment Advisor...................................  22
Portfolio Managers...................................  22

OTHER INVESTMENT
STRATEGIES AND RISKS                                   24
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FINANCIAL HIGHLIGHTS                                   25
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Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its goals by investing primarily in:

- debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

- debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

- lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

- rated BB through D by Standard & Poor's;

- rated Ba through C by Moody's Investors Service, Inc.;

- comparably rated by another nationally recognized rating service; or

- unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management

----
 2

THE FUND

and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the

                                                                            ----

THE FUND

settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The returns shown are the returns of the Class A, B and C shares of Columbia Strategic Income Fund, a series of Columbia Funds Trust I, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

----
 4

THE FUND

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").

              The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Brothers Index), an
              unmanaged index that tracks the performance of U.S.
              government and U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the
              Lipper Multi-Sector Income Funds Category (Lipper Average),
              as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the
              Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       20.18%     10.25%      8.62%      5.17%      1.28%     -0.68%      3.07%      7.97%     19.29%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004



            The Class's year-to-date total return  For the periods shown in bar chart:
            through June 30, 2005 was   %          Best quarter: [2nd quarter 2003, +7.54%]
                                                   Worst quarter: [1st quarter 1994,   %]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            ----

THE FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                             [  ]           [  ]             [  ]
  Return After Taxes on Distributions                             [  ]           [  ]             [  ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                          [  ]           [  ]             [  ]
--------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                             [  ]           [  ]             [  ]
  Return After Taxes on Distributions                             [  ]           [  ]             [  ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                          [  ]           [  ]             [  ]
--------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                             [  ]           [  ]             [  ](1)
  Return After Taxes on Distributions                             [  ]           [  ]             [  ](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                          [  ]           [  ]             [  ](1)
--------------------------------------------------------------------------------------------------------
Lehman Brothers Index (%)                                         [  ]           [  ]             [  ]
--------------------------------------------------------------------------------------------------------
Lipper Average (%)                                                [  ]           [  ]             [  ]

 (1) Class C of the predecessor fund is a newer class of shares. Its performance information includes returns of the predecessor fund's Class B shares for periods prior to its inception. Class B shares would have substantially similar annual returns because Class B and Class C shares generally have similar expense structures. Class A shares of the predecessor fund were initially offered on April 21, 1977, Class B shares of the predecessor fund were initially offered on May 15, 1992, and Class C shares of the predecessor fund were initially offered on July 1, 1997.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

----
 6

THE FUND

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                1.00(2)         5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (3)             (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                            ----

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A         CLASS B         CLASS C
Management fee(1)(2) (%)                                          0.56            0.56            0.56
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3) (%)                     [0.24]          [0.99]          [0.99](4)
-------------------------------------------------------------------------------------------------------
Other expenses (%)                                               [0.28]          [0.28]          [0.28]
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(2) (%)                       1.08            1.83            1.83

 (1) The Fund pays a management fee of 0.50% and an administration fee of 0.06%. Management fees have been restated to reflect contractual changes effective November 1, 2004.

 (2) The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

 (3) The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates.

 (4) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.84% and total annual fund operating expenses for Class C shares would be 1.76%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A                                                           $580           $802           $1,042           $1,730
------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                                $186           $576           $  990           $1,951
          sold all your shares at the end of the period           $686           $876           $1,190           $1,951
------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                                $186           $576           $  990           $2,148
          sold all your shares at the end of the period           $286           $576           $  990           $2,148

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 8

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

             -------------------------------------------------------------------
              INVESTMENT MINIMUMS

              Initial Investment..........................................       $1,000
              Subsequent Investments......................................       $   50
              Automatic Investment Plan*..................................       $   50
              Retirement Plan*............................................       $   25

              * The initial investment minimum of $1,000 is waived on these plans.

              The Fund reserves the right to change these investment
              minimums. The Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
             -------------------------------------------------------------------

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to the transfer agent, Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class of the Fund at no additional cost.
                       There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in 'good form.' You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. There may be an
                       additional sales charge if exchanging from a money market
                       fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

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 10

YOUR ACCOUNT

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

              The Fund offers an additional class of shares, Class J shares, which are made available only to residents or citizens of Japan through a separate prospectus.

              The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
              separate prospectus provided to eligible institutional and other investors.
             -------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  4.75               4.99                4.25
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                4.00
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                3.00
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

                                                                            ----

YOUR ACCOUNT

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                     COMMISSION %
Less than $3 million                                                     1.00
---------------------------------------------------------------------------------
$3 million to less than $5 million                                       0.80
---------------------------------------------------------------------------------
$5 million to less than $25 million                                      0.50
---------------------------------------------------------------------------------
$25 million or more                                                      0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
              shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
              longest.
             -------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS.

A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION. The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

STATEMENT OF INTENT. You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost

----
 12

YOUR ACCOUNT

(i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining a breakpoint discount, purchases of Galaxy money market funds are not included.

C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Fund Services, Inc., you will need to provide the foregoing information to a Columbia Fund Services, Inc. representative at the time you purchase shares.

D. How can I obtain more information about breakpoint discounts?

Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

                                                                            ----

YOUR ACCOUNT

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   3.00
-------------------------------------------------------------------------------
Through fourth year                                                  3.00
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by you and each member of your immediate family (as defined above), together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

----
 14

YOUR ACCOUNT

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00
-------------------------------------------------------------------------------
Longer than three years                                              0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

                                                                            ----

YOUR ACCOUNT

CLASS C SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   1.00
-------------------------------------------------------------------------------
Longer than one year                                                 0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

----
 16

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the
                       Medallion Signature Guarantee Program for amounts over
                       $100,000 or for alternate payee or mailing instructions.
                       Additional documentation is required for sales by
                       corporations, agents, fiduciaries, surviving joint owners
                       and individual retirement account owners. For details, call
                       1-800-345-6611.

                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

                                                                            ----

YOUR ACCOUNT

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to shares issued prior to January 1, 1993 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2004, the combined service fee was 0.24% of the Fund's average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase,

----
 18

YOUR ACCOUNT

depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

Additional Intermediary Compensation In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of the funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not

                                                                            ----

YOUR ACCOUNT

be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund distributes any dividends monthly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

----
 20

YOUR ACCOUNT

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                             RATE
Net assets under $500 million                                        0.600%
--------------------------------------------------------------------------
Net assets of $500 million but less than $1 billion                  0.550%
--------------------------------------------------------------------------
Net assets of $1 billion but less than $1.5 billion                  0.520%
--------------------------------------------------------------------------
Net assets in excess of $1.5 billion                                 0.490%

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.50% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

Other members of Columbia Management's Taxable Fixed Income Investment and Trading Groups also participate in the management of the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

----
 22

MANAGING THE FUND

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

----
 24

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A, B and C shares relates to the corresponding class of the predecessor fund. Information is shown for the Fund's last five fiscal years, which run from June 1 to May 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                                YEAR ENDED              PERIOD ENDED
                                                  MAY 31,                 MAY 31,                 YEAR ENDED DECEMBER 31,
                                            2005           2004           2003(A)            2002           2001           2000
                                          Class A        Class A         Class A           Class A        Class A        Class A
                                          -------        -------           -------         -------        -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                     6.09              5.63            5.64           6.00           6.62
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                     0.36(b)           0.16(b)         0.38(b)        0.48(b)(c)     0.58(d)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                                  0.01              0.46            0.05          (0.30)(c)      (0.62)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            0.37              0.62            0.43           0.18          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                               (0.44)            (0.16)          (0.42)         (0.50)         (0.53)
  Return of capital                                           --                --           (0.02)         (0.04)         (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                               (0.44)            (0.16)          (0.44)         (0.54)         (0.58)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                           6.02              6.09            5.63           5.64           6.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(f)                                         6.21             11.10(g)         7.97           3.07          (0.68)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                               1.17              1.27(i)         1.23           1.21           1.17
  Net investment income(h)                                  5.90              6.52(i)         6.75           8.22(c)        9.12
Portfolio turnover rate (%)                                   68              59(g)             62            106             35
Net assets, end of period (000's) ($)                    566,269           595,223         552,737        575,791        536,481

 (a) The Fund changed its fiscal year end from December 31 to May 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.60% to 8.22%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

 (f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND

                                     YEAR ENDED              PERIOD ENDED
                                       MAY 31,                 MAY 31,
                                 2005           2004           2003(A)
                               Class B        Class B         Class B
                               -------        -------           -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                          6.09              5.62
-------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income                          0.32(b)           0.14(b)

  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                                       0.01              0.47
-------------------------------------------------------------------------
Total from Investment
Operations                                       0.33              0.61
-------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment
  income                                        (0.40)            (0.14)

  Return of capital                                --                --
-------------------------------------------------------------------------
Total Distributions
Declared to Shareholders                        (0.40)            (0.14)
-------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                6.02              6.09
-------------------------------------------------------------------------
Total return (%) (f)                             5.42             10.95(g)
-------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL
DATA
(%):
  Expenses(h)                                    1.92              2.02(i)

  Net investment income(h)                       5.15              5.77(i)

Portfolio turnover rate (%)                        68                59(g)
Net assets, end of period
(000's) ($)                                   408,345           484,540

                                            YEAR ENDED DECEMBER 31,

                               2002           2001           2000           1999
                             Class B        Class B        Class B        Class B
                             -------        -------        -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)         5.63           6.00           6.62           7.11
---------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income         0.34(b)        0.44(b)(c)     0.53(d)        0.51(d)

  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                      0.04          (0.32)(c)      (0.62)         (0.48)
---------------------------
Total from Investment
Operations                      0.38           0.12          (0.09)          0.03
---------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment
  income                       (0.37)         (0.45)         (0.48)         (0.52)(e)

  Return of capital            (0.02)         (0.04)         (0.05)            --
---------------------------
Total Distributions
Declared to Shareholders       (0.39)         (0.49)         (0.53)         (0.52)
---------------------------
NET ASSET VALUE --
END OF PERIOD ($)               5.62           5.63           6.00           6.62
---------------------------
Total return (%) (f)            7.17           2.12          (1.41)          0.52
---------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA
(%):
  Expenses(h)                   1.98           1.96           1.92           1.94

  Net investment income(h)      6.00           7.47(c)        8.37           7.55

Portfolio turnover rate (%)       62            106             35             44

Net assets, end of period
(000's) ($)                  456,563        533,406        693,733        914,145

 (a) The Fund changed its fiscal year end from December 31 to May 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.85% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

 (f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

----
 26

FINANCIAL HIGHLIGHTS

THE FUND

                                       YEAR ENDED            PERIOD ENDED
                                        MAY 31,                MAY 31,                      YEAR ENDED DECEMBER 31,
                                   2005          2004          2003(A)           2002          2001          2000          1999
                                 Class C       Class C        Class C          Class C       Class C       Class C       Class C
                                  ------        ------           -----         -------        ------        ------        ------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)             6.09          5.63            5.64            6.00          6.62          7.11
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income                           0.33(b)         0.14(b)         0.35(b)       0.45(b)(c)    0.54(d)(e)  0.52(d)(e)

  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                            0.01            0.46            0.04         (0.31)(c)     (0.62)      (0.48)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment
Operations                                        0.34            0.60            0.39          0.14         (0.08)       0.04
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                     (0.41)          (0.14)          (0.38)        (0.46)        (0.49)      (0.53)(f)

  Return of capital                                 --              --           (0.02)        (0.04)        (0.05)         --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared
to Shareholders                                  (0.41)          (0.14)          (0.40)        (0.50)        (0.54)      (0.53)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                 6.02            6.09            5.63          5.64          6.00        6.62
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(g)                               5.57(h)        10.82(h)(i)      7.32(h)       2.45         (1.26)(h)    0.67(h)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(j)                                     1.77            1.87(k)         1.83          1.81          1.77(d)     1.79(d)

  Net investment income(j)                        5.31            5.92(k)         6.15          7.62(c)       8.52(d)     7.70(d)

  Waiver/reimbursement                            0.15            0.15(k)         0.15            --          0.15        0.15

Portfolio turnover rate (%)                         68              59(i)           62           106            35          44
Net assets, end of period
(000's) ($)                                     41,520          45,572          38,923        42,906        43,538      57,246

 (a) The Fund changed its fiscal year end from December 31 to May 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.00% to 7.62%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

 (d) Net of fees waived by the distributor which amounted to $0.02 and $0.01 per share and 0.15%, and 0.15% for the periods ended December 31, 2000 and 1999 respectively.

 (e) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

 (g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (h) Had the distributor not waived a portion of expenses, total return would have been reduced.

 (i) Not annualized.

 (j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (k) Annualized.

                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Strategic Income Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2004 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    716-01/748S-0804

COLUMBIA STRATEGIC INCOME FUND          Prospectus,          , 2005

CLASS Z SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   4
Your Expenses........................................   6

YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Eligible Investors...................................   9
Sales Charges........................................  11
How to Exchange Shares...............................  11
How to Sell Shares...................................  11
Fund Policy on Trading of Fund Shares................  12
Other Information About Your Account.................  13

MANAGING THE FUND                                      15
---------------------------------------------------------
Investment Advisor...................................  15
Portfolio Managers...................................  15

OTHER INVESTMENT
STRATEGIES AND RISKS                                   17
---------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   18
---------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your
Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its goals by investing primarily in:

- debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

- debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

- lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

- rated BB through D by Standard & Poor's;

- rated Ba through C by Moody's Investors Service, Inc.;

- comparably rated by another nationally recognized rating service; or

- unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management

----
 2

THE FUND

and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the

                                                                            ----

THE FUND

settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The returns shown are the returns of the Class Z shares of Columbia Strategic Income Fund, a series of Columbia Funds Trust I, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

----
 4

THE FUND

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.(1)

              The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Brothers Index), an
              unmanaged index that tracks the performance of U.S.
              government and U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the
              Lipper Multi-Sector Income Funds Category (Lipper Average),
              as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the
              Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)

                                  (BAR CHART)

                       20.18%     10.25%      8.62%      5.17%      1.50%                 3.14%      7.87%     19.72%
                                                                              -0.59%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return  For the periods shown in bar chart:
            through June 30, 2005 was     %        Best quarter: [2nd quarter, 2003, +7.66%.]
                                                   Worst quarter: [1st quarter, 1994,     %.]

 (1) Class Z is a newer class of shares. Its performance information includes returns of the predecessor fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on April 21, 1977, and Class Z shares were initially offered on January 29, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            ----

THE FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR          5 YEARS         10 YEARS
Class Z (%)
  Return Before Taxes                                                  [  ]           [  ](1)          [  ](1)
  Return After Taxes on Distributions                                  [  ]           [  ](1)          [  ](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               [  ]           [  ](1)          [  ](1)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Index (%)                                              [  ]           [  ]             [  ]
-------------------------------------------------------------------------------------------------------------
Lipper Average (%)                                                     [  ]           [  ]             [  ]

 (1) Class Z is a newer class of shares. Its performance information includes returns of the predecessor fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares of the predecessor fund were initially offered on April 21, 1977, and Class Z shares of the predecessor fund were initially offered on January 29, 1999.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

              It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

----
 6

THE FUND

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
--------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               0.00
--------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (2)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(1)(2) (%)                                          0.56
----------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       [0.00]
----------------------------------------------------------------------
Other expenses (%)                                              [0.28]
----------------------------------------------------------------------
Total annual fund operating expenses(2) (%)                       0.84

 (1) The Fund pays a management fee of 0.50% and an administration fee of 0.06%. Management fees have been restated to reflect contractual changes effective November 1, 2004.

 (2) The examples provided are estimates based on the corresponding share class for the predecessor fund's last fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $86      $268      $466      $1,037

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund and mailed to Columbia Funds
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund and mailed to
                       Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class of the Fund at no additional cost.
                       To exchange by telephone, call 1-800-422-3737. Please see
                       "How to Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic funds    You may purchase shares of the Fund by electronically
transfer               transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

----
 8

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of a Fund, directly or by exchange. Class Z shares of a Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial adviser offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

- Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

- Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds

                                                                            ----

YOUR ACCOUNT

  Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

----
 10

YOUR ACCOUNT

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------
CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus -- CLASS Z.

              The Fund also offers four additional classes of shares -- Class A, B, C and J shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

              Class J shares are available for purchase only by residents or citizens of Japan.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption or you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                       shares (only if Class Z is not offered) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a
                       member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature
                       Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries,
                       surviving joint owners and individual retirement account
                       owners. For details, call 1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

----
 12

YOUR ACCOUNT

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive the day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must

                                                                            ----

YOUR ACCOUNT

determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund distributes any dividends monthly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

----
 14

YOUR ACCOUNT

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                         RATE
Net assets under $500 million                                    0.600%
Net assets of $500 million but less than $1 billion              0.550%
Net assets of $1 billion but less than $1.5 billion              0.520%
Net assets in excess of $1.5 billion                             0.490%

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.50% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

Other members of Columbia Management's Taxable Fixed Income Investment and Trading Groups also participate in the management of the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

----
 16

MANAGING THE FUND

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risk." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's Shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

----
 18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares relates to the Class Z shares of the predecessor fund. Information is shown for the Fund's last five fiscal years, which run from June 1 to May 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                                                       PERIOD ENDED
                                             YEAR ENDED MAY 31,          MAY 31,                 YEAR ENDED DECEMBER 31,
                                              2005        2004           2003(a)            2002           2001           2000
                                            Class Z     Class Z         Class Z           Class Z        Class Z        Class Z
                                             -----       -----             -----           -----          -----          -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                   6.05              5.59            5.62           5.99           6.62
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                   0.38(c)           0.17(c)         0.39(c)        0.49(c)(d)     0.59(e)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                                0.01              0.45            0.03          (0.31)(d)      (0.63)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          0.39              0.62            0.42           0.18          (0.04)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                             (0.46)            (0.16)          (0.43)         (0.51)         (0.54)
  Return of capital                                         --                --           (0.02)         (0.04)         (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                             (0.46)            (0.16)          (0.45)         (0.55)         (0.59)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                         5.98              6.05            5.59           5.62           5.99
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(g)                                       6.52             11.29(h)         7.87           3.14          (0.59)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(i)                                             0.93              1.03(j)         0.99           0.98           0.93
  Net investment income(i)                                6.15              6.76(j)         6.99           8.45(d)        9.36
Portfolio turnover rate (%)                                 68                59(h)           62            106             35
Net assets, end of period (000's) ($)                    1,150             1,188               3          1,860              1

 (a) The Fund changed its fiscal year end from December 31 to May 31.

 (b) Class Z shares were initially offered on January 29, 1999. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

 (e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

 (g) Total return at net asset value assuming all distributions reinvested.

 (h) Not annualized.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

                                                                            ----

NOTES

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 22

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Strategic Income Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2004 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    716-01/749S-0804

COLUMBIA STRATEGIC INCOME FUND          Prospectus,                 , 2005

CLASS J SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   4
Your Expenses........................................   6

YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Sales Charges........................................   8
How to Sell Shares...................................  10
Fund Policy on Trading of Fund Shares................  10
Distribution and Service Fees........................  11
Other Information About Your Account.................  11

MANAGING THE FUND                                      14
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Investment Advisor...................................  14
Portfolio Managers...................................  14

OTHER INVESTMENT
STRATEGIES AND RISKS.................................  16
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FINANCIAL HIGHLIGHTS.................................  17
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Class J shares are available for purchase only by residents or citizens of Japan.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its goals by investing primarily in:

- debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies;

- debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

- lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

- rated BB through D by Standard & Poor's;

- rated Ba through C by Moody's Investors Service, Inc.;

- comparably rated by another nationally recognized rating service; or

- unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management

----
 2

THE FUND

and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the

                                                                            ----

THE FUND

settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class J shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class J shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The returns shown are the returns of the Class J shares of Columbia Strategic Income Fund, a series of Columbia Funds Trust I, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

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 4

THE FUND

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class J share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of Class J shares and includes the effects of both Fund expenses and current sales charges.

              The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Brothers Index), an
              unmanaged index that tracks the performance of U.S.
              government and U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the
              Lipper Multi-Sector Income Funds Category (Lipper Average),
              as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the
              Fund. Sales charges are not reflected in the Lipper Average.
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CALENDAR YEAR TOTAL RETURNS (CLASS J)(1)


                                  (BAR CHART)

                       20.18%     10.25%      8.62%      4.96%      1.07%                 2.56%      7.61%     18.94%
                                                                              -1.02%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return         For the periods shown in bar chart:
            through June 30, 2005 was     %.              Best quarter: 2nd quarter 2003, +7.47%
                                                          Worst quarter: 1st quarter 1994,     %

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of Japanese taxes, or any U.S. state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements.

                                                                            ----

THE FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR         5 YEARS         10 YEARS
Class J (%)
  Return Before Taxes                                                [    ]         [    ]           [    ](1)
  Return After Taxes on Distributions                                [    ]         [    ]           [    ](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                             [    ]         [    ]           [    ](1)
------------------------------------------------------------------------------------------------------------
Lehman Brothers Index (%)                                            [    ]         [    ]           [    ]
------------------------------------------------------------------------------------------------------------
Lipper Average (%)                                                   [    ]         [    ]           [    ]

 (1) Class J of the predecessor fund is a newer class of shares. Its performance information includes returns of the predecessor fund's Class A shares (the oldest existing predecessor fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares of the predecessor fund were initially offered on April 21, 1977 and Class J shares of the predecessor fund were initially offered on November 2, 1998.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

              ------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
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 6

THE FUND

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                              3.00
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Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                    0.00
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Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                   (2)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2)  There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(1)(2)(%)                                                      0.56
----------------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)(%)                                 [0.59]
----------------------------------------------------------------------------------
Other expenses(%)                                                           [0.28]
----------------------------------------------------------------------------------
Total annual fund operating expenses(2)(%)                                  [1.51]

 (1) The Fund pays a management fee of 0.50% and an administration fee of 0.06%. Management fees have been restated to reflect contractual changes effective November 1, 2004.

 (2) The expenses provided are estimates based on the corresponding share class for the predecessor fund's last fiscal year.

 (3) The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for Class J shares that is a blend between the 0.15% and 0.25% rates.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

  1 YEAR   3 YEARS   5 YEARS    10 YEARS
  [$   ]   [$   ]    [$    ]    [$     ]

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

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              INVESTMENT MINIMUMS

               Initial Investment..........................................  $1,000
               Subsequent Investments......................................     $50

              The Fund reserves the right to change these investment
              minimums. The Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
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SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

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              CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus -- CLASS J.

              The Fund also offers additional classes of shares, Class A,
              B, C and Z shares, which are available through separate prospectuses. These classes are not available for purchase in Japan.
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CLASS J SHARES Your purchases of Class J shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class J shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS J SALES CHARGES

                                                                                                              % OF OFFERING
                                                                                                                  PRICE
                                                        AS A % OF THE PUBLIC                                   RETAINED BY
                                                              OFFERING                 AS A % OF YOUR           FINANCIAL
AMOUNT PURCHASED                                                PRICE                    INVESTMENT              ADVISOR
Less than 10,000 shares                                         3.00                        3.09                  3.00
---------------------------------------------------------------------------------------------------------------------------
10,000 to less than 50,000 shares                               2.00                        2.04                  2.00
---------------------------------------------------------------------------------------------------------------------------
50,000 shares or more                                           1.00                        1.01                  1.00

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 8

YOUR ACCOUNT

REDUCED SALES CHARGES FOR LARGER INVESTMENTS.

A. What are the principal ways to obtain a breakpoint discount?
There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class J shares of the Fund and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION. The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

STATEMENT OF INTENT. You also may pay a lower sales charge when purchasing Class J shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

B. What accounts are eligible for breakpoint discounts?
The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining a breakpoint discount, purchases of Galaxy money market funds are not included.

C. How do I obtain a breakpoint discount?
The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for

                                                                            ----

YOUR ACCOUNT

which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Fund Services, Inc., you will need to provide the foregoing information to a Columbia Fund Services, Inc. representative at the time you purchase shares.

D. How can I obtain more information about breakpoint discounts?
Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

SPECIAL SALES INCENTIVES The distributor, may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in this prospectus) to financial advisors that agree to promote the sale of Class J shares of the Fund or other funds that the distributor distributes. At its discretion, the distributor may offer special sales incentives only to selected financial advisors or to financial advisors that have previously sold or expect to sell significant amounts of Class J shares of the Fund.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing.

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 10

YOUR ACCOUNT

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class J shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to

                                                                            ----

YOUR ACCOUNT

shares issued prior to January 1, 1993 and (2) 0.25% on net assets attributable to all shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2004, the combined service fee was 0.24% of the Fund's average net assets. The annual distribution fee may equal up to 0.35% for Class J shares. Distribution and service fees are paid out of the assets of this class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of the funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern U.S. time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

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 12

YOUR ACCOUNT

The Fund determines its net asset value for its Class J shares by dividing total net assets attributable to Class J shares by the number of outstanding Class J shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily U.S. newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for Class J shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund distributes any dividends monthly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

                                                                            ----

YOUR ACCOUNT

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
-----------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
-----------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
-----------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
  transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES FOR U.S. INVESTORS Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to U.S. federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. If you are not subject to U.S. federal income tax, you generally will not have to pay tax on distributions of long-term capital gains. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling shares of the Fund. Such transactions also may be subject to federal, state and local income tax. If you are not subject to U.S. federal income tax, you generally will not have to pay tax on gains realized upon a disposition of Fund shares.

TAX CONSEQUENCES FOR NON-U.S. INVESTORS Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 28% U.S. withholding tax (or reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of Fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the Fund that is "effectively connected" with a U.S. trade or business carried on by such investor.

The Fund is generally required to withhold 28% of any redemption proceeds and all income dividends and capital gain distributions it pays (i) if an investor does not provide a correct, certified taxpayer identification number, (ii) if the Fund is notified that an investor has underreported income in the past, or
(iii) if an investor fails to certify to the Fund that he or she is not subject to withholding. The back-up withholding rate will be 31% for amounts after December 31, 2010. Special withholding rules may apply to non-U.S. shareholders. In order to avoid backup withholding, a non-U.S. investor must provide documentation that proves such investor is

----
 14

YOUR ACCOUNT

not a U.S. person who would be subject to those rules. Additional certifications are necessary if a non-U.S. investor wishes to obtain reduced withholding rates under a treaty.

The Internal Revenue Service revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations are generally effective for payments made on or after January 1, 2001 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 28% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of.

AVERAGE DAILY NET ASSETS                                              RATE
Net assets under $500 million                                        0.600%
Net assets of $500 million but less than $1 billion                  0.550%
Net assets of $1 billion but less than $1.5 billion                  0.520%
Net assets in excess of $1.5 billion                                 0.490%

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.50% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
LAURA A. OSTRANDER, a senior vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

Other members of Columbia Management's Taxable Fixed Income Investment and Trading Groups also participate in the management of the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

----
 16

MANAGING THE FUND

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

----
 18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class J shares relates to the Class J shares of the predecessor fund. Information is shown for the Fund's last five fiscal years, which run from June 1 to May 31 unless otherwise indicated. Certain information reflects financial results for a single Class J share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                                           YEAR ENDED         PERIOD ENDED
                                                            MAY 31,             MAY 31,            YEARS ENDED DECEMBER 31,
                                                        2005        2004        2003(A)         2002        2001           2000
                                                      Class J     Class J       Class J       Class J     Class J        Class J
                                                      --------    --------    ------------    --------    --------       --------
NET ASSET VALUE--
BEGINNING OF PERIOD ($)                                              6.08           5.62         5.63        6.00           6.62
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                              0.34(b)        0.15(b)      0.36(b)     0.46(b)(c)     0.55(d)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                   0.01           0.46         0.05       (0.31)(c)      (0.62)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     0.35           0.61         0.41        0.15          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                        (0.42)         (0.15)       (0.40)      (0.48)         (0.50)
  Return of capital                                                    --             --        (0.02)      (0.04)         (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.42)         (0.15)       (0.42)      (0.52)         (0.55)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                    6.01           6.08         5.62        5.63           6.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(f)                                                  5.88          10.97(g)      7.61        2.56          (1.02)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(h)                                                        1.52           1.62(i)      1.58        1.56           1.52
  Net investment income(h)                                           5.55           6.17(i)      6.40        7.87(c)        8.77
Portfolio turnover rate (%)                                            68             59(g)        62         106             35
Net assets, end of period (000's) ($)                             229,179        258,057      271,733     323,866        508,079

 (a) The Fund changed its fiscal year end from December 31 to May 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.25% to 7.87%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

 (f) Total return at net asset value assuming all distributions reinvested and no initial sales charge.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

                                                                            ----

NOTES

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 20

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 22

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Strategic Income Fund

--------------------------------------------------------------------------------

(tocome)
         A Member of Columbia Management Group

         (C)2004 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750 www.columbiafunds.com                     716-01/754S-0804

                         COLUMBIA STRATEGIC INCOME FUND
                       A SERIES OF COLUMBIA FUNDS TRUST IX
                       STATEMENT OF ADDITIONAL INFORMATION
                                 _________, 2005

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Strategic Income Fund ( the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated _________, 2005. This SAI should be read together with the Fund's Prospectus, and the most recent Annual Report dated May 31, 2005 of Columbia Strategic Income Fund, a series of Columbia Funds Trust II, the predecessor to the Fund (the "Predecessor Fund"). Investors may obtain a free copy of the Fund's Prospectus and the Predecessor Fund's Annual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. The financial statements and Report of Independent Registered Public Accounting Firm appearing in the Predecessor Fund's May 31, 2005 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

                                                                           PAGE
PART 1
Definitions                                                                 [ ]
Organization and History                                                    [ ]

Fundamental Investment Policies                                             [ ]
Other Investment Policies                                                   [ ]
Portfolio Turnover                                                          [ ]
Fund Charges and Expenses                                                   [ ]
Custodian of the Fund                                                       [ ]
Independent Registered Public Accounting Firm of the Fund                   [ ]
PART 2
Miscellaneous Investment Practices                                          [ ]
Taxes                                                                       [ ]
Additional Tax Matters Concerning Trust Shares                              [ ]
Management of the Funds                                                     [ ]
Determination of Net Asset Value                                            [ ]
How to Buy Shares                                                           [ ]
Special Purchase Programs/Investor Services                                 [ ]
Programs for Reducing or Eliminating Sales Charges                          [ ]
How to Sell Shares                                                          [ ]
Distributions                                                               [ ]
How to Exchange Shares                                                      [ ]
Suspension of Redemptions                                                   [ ]
Shareholder Liability                                                       [ ]
Shareholder Meetings                                                        [ ]
Appendix I                                                                  [ ]
Appendix II                                                                 [ ]

730-16/752S-0804

                                     PART 1
                         COLUMBIA STRATEGIC INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                     , 2005

DEFINITIONS

"Trust"            Columbia Funds Trust IX

"Fund"             Columbia Strategic Income Fund
"Advisor"          Columbia Management Advisors, Inc., the Fund's investment
                   advisor
"CFD"              Columbia Funds Distributor, Inc., the Fund's distributor
"CFS"              Columbia Funds Services, Inc., the Fund's shareholder
                   services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is an open-end diversified management investment company representing the entire interest in a separate series of the Trust. The Fund commenced investment
operations as a series of the Trust on   , 2005. Prior to   , 2005 (the "Fund
Reorganization Date"), the Fund was organized as a series of Columbia Funds Trust II, a Massachusetts business trust (the "Predecessor Fund") that commenced investment operations of April 21, 1977. The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

Effective October 13, 2003, the name of the Trust was changed from "Liberty -- Stein Roe Funds Municipal Trust" to its current name.

The Fund offers five classes of shares - - Class A, B, C, J and Z shares.

On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. Effective October 18, 1999, the name of the Trust was changed from "Stein Roe Municipal Trust" to "Liberty-Stein Roe Funds Municipal Trust." Effective October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Funds Municipal Trust" to its current name.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment

                                        b
      limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies, which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.    Invest more than 15% of its net assets in illiquid assets.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association:

1. More than 50% of the total number of outstanding shares of stock of any one company may not be acquired on behalf of all funds managed by the Advisor; and

2. Borrowing may not be made if it will result in an aggregate amount of borrowing outstanding in excess of 10% of the net assets of the Fund, except in the case of a merger, etc., when this 10% may be temporarily exceeded.

If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.

Except with respect to the Fund's policy on borrowing and investing in illiquid securities, if the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." The Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goals. Portfolio investments may be sold for a variety of reasons, such as more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

FUND CHARGES AND EXPENSES

Under the Fund's Investment Advisory Agreement with the Advisor, the Fund pays the Advisor a monthly fee at the annual rate of:

                                        c

Average Daily Net Assets                                       Rate
------------------------                                       ----
Net Assets under $500 million                                  0.600%
Net Assets of $500 million but less than $1 billion            0.550%
Net Assets of $1 billion but less than $1.5 billion            0.520%
Net Assets in excess of $1.5 billion                           0.490%

Prior to November 1, 2004, under the Fund's Investment Advisory Agreement, the Fund paid the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.65% on the first $1 billion, 0.60% of the next $1 billion and 0.55% in excess of $2 billion.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of a Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Effective November 1, 2003, the Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

An annual open account fee of $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

                                        d

RECENT FEES PAID TO THE ADVISOR, CFD AND CFS (DOLLARS IN THOUSANDS)


                                               Year ended     Year ended      Five months ended     Year ended
                                                May 31,        May 31,             May 31,          December 31,
                                                  2005           2004              2003(a)             2002
                                               ----------     ----------      -----------------     ------------
Management fee                                     [ ]          $8,539              $3,534             $8,711
Bookkeeping fee                                    [ ]             418                 211                553
Shareholder service and transfer agent fee         [ ]           2,806               1,634              3,888
12b-1 fees:                                        [ ]
  Service fee (Class A)                            [ ]           1,412                 557              1,339
  Service fee (Class B)                            [ ]           1,095                 457              1,134
  Service fee (Class C)                            [ ]             105                  41                 94
  Service fee (Class J)                            [ ]             588                 261                672
  Distribution fee (Class B)                       [ ]           3,436               1,444              3,606
  Distribution fee (Class C)                       [ ]             331                 130                297
  Distribution fee (Class J)                       [ ]             861                 383                993
  Fees waived by CFD (Class C)                     [ ]             (66)                (26)               (59)

(a)  The Fund changed its fiscal year end from December 31 to May 31 in 2003.

                                       e

BROKERAGE COMMISSIONS (dollars in thousands)

                                                            Year ended      Five months ended      Year ended
                                           Year ended         May 31,            May 31,          December 31,
                                          May 31, 2005         2004              2003(a)             2002
                                          ------------      ----------      -----------------     ------------
Total commissions                              [ ]              $1                  $0                $0
Directed transactions (b)                      [ ]               0                   0                 0
Commissions on directed transactions           [ ]               0                   0                 0

(a) The Fund changed its fiscal year end from December 31 to May 31 in 2003.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund acquired during its most recent fiscal year. At May 31, 2005, the Fund held securities of its regular brokers or dealers as set forth below:

BROKER/DEALER             VALUE (IN THOUSANDS)
-------------             --------------------
None                      N/A

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended May 31, 2005 and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                             Aggregate
                                                            Compensation         Total Compensation from
                             Pension or Retirement       from the Fund for          the Fund Complex
                              Benefits Accrued as         the Fiscal Year       Paid to the Trustees for
                                 part of Fund                  Ended            the Calendar Year Ended
Trustee(a)                        Expenses(b)               May 31, 2005          December 31, 2004(a)
----------                   ---------------------       -----------------      ------------------------
Douglas A. Hacker                     N/A                       [  ]                   $135,000
Janet Langford Kelly                  N/A                       [  ]                    148,500
Richard W. Lowry                      N/A                       [  ]                    150,700
                                                                [  ]
William E. Mayer                      N/A                       [  ]                    166,700
Charles R. Nelson                     N/A                       [  ]                    141,500
John J. Neuhauser                     N/A                       [  ]                    158,284
Patrick J. Simpson(c)                 N/A                       [  ]                    129,000
Thomas E. Stitzel                     N/A                       [  ]                    149,000
Thomas C. Theobald (d)                N/A                       [  ]                    172,500
Anne-Lee Verville (e)                 N/A                       [  ]                    157,000
Richard L. Woolworth                  N/A                       [  ]                    131,000

(a) As of December 31, 2004, the Fund Complex consisted of [ ] open-end and [ ] closed-end management investment company portfolios.

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) During the fiscal year ended May 31, 2005, Mr. Simpson deferred $[ ] of his compensation from the Strategic Income Fund, pursuant to the deferred compensation plan.

(d) During the fiscal year ended May 31, 2005 and the calendar year ended December 31, 2004, Mr. Theobald deferred $[ ] of his compensation from the Strategic Income Fund, and $[ ] of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

                                        f

(e) During the fiscal year ended May 31, 2005 and the calendar year ended December 31, 2004, Ms. Verville deferred $[ ] of her compensation from the Strategic Income Fund, and $[ ] of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Funds and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Trust (the "Board")effective December, 2003.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended May 31, 2004, the Audit Committee convened ten times.

GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended May 31, 2004, the Governance Committee convened five times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended May 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

COMPLIANCE COMMITTEE

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to May 10, 2005, Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended May 31, 2004, the Compliance Committee convened one time.

INVESTMENT OVERSIGHT COMMITTEES

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

                                        g

      IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

      IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

      IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

      IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories:
                  Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

                                       h

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003 (i) in the Fund and (ii) in the funds in the Fund Complex.

                                                         Aggregate Dollar Range
                                                          of Equity Securities
                              Dollar Range of Equity       Owned in All Funds
                               Securities Owned in        Overseen by Trustee in
   Name of Trustee                  the Fund                   Fund Complex
----------------------        ----------------------     ------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                       $0                  Over $100,000
Janet Langford Kelly                    $0                  Over $100,000
Richard W. Lowry                        $0                  Over $100,000
Charles R. Nelson                       $0                  Over $100,000
John J. Neuhauser                       $0                  Over $100,000
Patrick J. Simpson                                          Over $100,000
Thomas E. Stitzel                       $0                  Over $100,000
Thomas C. Theobald                      $0                  Over $100,000
Anne-Lee Verville                       $0                  Over $100,000
Richard L. Woolworth                                        Over $100,000
INTERESTED TRUSTEE
William E. Mayer                        $0                  Over $100,000

OWNERSHIP OF THE FUND

As of record on August 31, 2004, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the then outstanding of then outstanding shares of the Fund.

As of record on August 31, 2004, the following shareholders of record owned 5% or more of one or more of each class of the Fund's then outstanding shares:

CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                       8.81%
For the sole benefit of its customers
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
                                                          5.02%
Citigroup Global Markets, Inc.

Attn: Peter Booth, 7th Floor
333 W. 34th Street
New York, NY 10001-2402

CLASS J SHARES

Tokai Tokyo Securities                                   93.24%
Shinyaesu Building 7-1
Kyobashi 1-Chome
Chuo-Ku
Tokyo, Japan  104-0031

Mitsubishi Securities Co. LTD                             6.76%
Investment Trust Division
Mitsubishi Building
2-5-2 Marunouchi
Chiyoda-Ku Tokyo 100-0005
Japan

                                        j

CLASS Z SHARES

Fleet National Bank                                      71.98%
FBO Columbia Omnibus C/C
Attn: Various Accts
PO Box 92800
Rochester, NY 14692-8900

Fleet National Bank                                       9.49%
FBO Columbia Omnibus C/R
Attn: Various Accts
PO Box 92800
Rochester, NY 14692-8900

SALES CHARGES (dollars in thousands)

                                                                                    Class A Shares
                                                                             ---------------------------
                                                                                             Five months
                                                            Year ended       Year ended        ended         Year ended
                                                              May 31,         May 31,          May 31,       December 31,
                                                               2005             2004           2003(a)           2002
                                                            ----------       ----------      -----------     ------------
Aggregate initial sales charges on Fund share sales             [ ]             $506            $173            $286
Initial sales charges retained by CFD                           [ ]               54              20              32
Aggregate CDSC on Fund redemptions retained by CFD              [ ]              (b)               2               1

                                       k

                                                                                    Class B Shares
                                                                             ---------------------------
                                                                                             Five months
                                                            Year ended       Year ended        ended         Year ended
                                                              May 31,         May 31,          May 31,       December 31,
                                                               2005             2004           2003(a)           2002
                                                            ----------       ----------      -----------     ------------
Aggregate CDSC on Fund redemptions retained by CFD              [ ]             $999            $537            $1,470

                                                                                    Class C Shares
                                                                             ---------------------------
                                                                                             Five months
                                                            Year ended       Year ended        ended          Year ended
                                                              May 31,          May 31,         May 31,       December 31,
                                                               2005             2004           2003(a)           2002
                                                            ----------       ----------      -----------     ------------
Aggregate CDSC on Fund redemptions retained by CFD              [ ]             $10              $3              $8

(a)   The Fund changed its fiscal year end from December 31 to May 31 in 2003.

(b)   Rounds to less than one.

12b-1 PLAN, CDSCS AND CONVERSION OF SHARES

The Fund offers five classes of shares - Class A, Class B, Class C, Class J and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each class except for Class Z. Under the Plan, the Fund pays CFD monthly a service fee at an annual rate of 0.15% of the Fund's net assets attributed to shares issued on or before January 1, 1993, and a service fee of 0.25% of the Fund's net assets attributed to shares issued and outstanding thereafter. The Fund also pays CFD monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares and the Fund pays CFD monthly a distribution fee at an annual rate of 0.35% of average daily net assets attributed to Class J shares. CFD has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. CFD may terminate this waiver at any time without shareholder approval. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed for periods up to six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class J shares are offered at net asset value plus varying sales charges, but not a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charges are described in the Prospectuses for the Fund.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

                                        l

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Class A, B, C and J shares of the Fund were:

                                                                                   Strategic Income Fund
                                                                                  Year ended May 31, 2005
                                                                        ----------------------------------------------
                                                                        Class A      Class B      Class C      Class J
                                                                        -------      -------      -------      -------
Fees to FSFs                                                               [ ]          [ ]         [ ]          [ ]
Cost of sales material relating to the Fund (including printing and mailing
  expenses)                                                                [ ]          [ ]         [ ]          [ ]
Allocated travel, entertainment and other promotional expenses
  (including advertising)                                                  [ ]          [ ]         [ ]          [ ]

CUSTODIAN OF THE FUND

State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, Massachusetts 02111-2900, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-2624, is the Fund's independent registered public accounting firm, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing for the Fund and the Predecessor.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of May 31, 2005.

                         OTHER SEC-REGISTERED
                        OPEN-END AND CLOSED-END      OTHER POOLED INVESTMENT
                                FUNDS                       VEHICLES                OTHER ACCOUNTS
                        -----------------------      -----------------------      ------------------
                        Number of    Assets          Number of    Assets          Number of    Assets
PORTFOLIO MANAGER       accounts                     accounts                     accounts
-----------------       --------     ------          --------     ------          ---------   --------
Name[*]

Name

Name

[* Information for Mr./Ms. [ ], who began managing the Predecessor Fund after its fiscal year end, is as of [recent practicable date].]

See "Management -- Portfolio Transactions -- Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Adviser addresses potential conflicts of interest resulting from an individual's management of more than one account.

                                        m

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Predecessor Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Predecessor Fund's most recent fiscal year:

                              Dollar Range of Equity Securities in the Fund
Portfolio Manager                            Beneficially Owned
-----------------             ---------------------------------------------
Name[*]

[* Information for Mr./Ms. [ ], who began managing the Fund after its most recent fiscal year end, is as of [recent practicable date].]

COMPENSATION

As of the Predecessor Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark[s] noted below, emphasizing the manager's three- and five-year performance. The Adviser may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall business performance.

PORTFOLIO MANAGER                              PERFORMANCE BENCHMARK
[Name of Portfolio Manager]                    [Benchmark]

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

                                       n

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia FundsTrust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

As noted in the prospectus, in addition to the principal investment strategies and the principal investment risks described in the prospectus, a Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to a Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a Fund's prospectus or
Part I of this SAI, or by applicable law, the Fund may engage in each of the practices described below.

SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

EXCHANGE-TRADED FUNDS ("ETFS"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration,

Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain Funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITS

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian..

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. In anticipation of the enactment of technical corrections legislation, the Internal Revenue Service has announced that it will treat the 120-day and 180-day holding periods as though they have already been extended by such legislation to 121 days and 181 days, respectively. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under recently promulgated Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct tax identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2004, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (48% for gifts made in 2004) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                      in Fund
                                            Year First                                                Complex
                                            Elected or                                                Overseen
       Name, Address            Position   Appointed to            Principal Occupation(s)               by      Other Directorships
          and Age              with Funds   Office(1)              During Past Five Years              Trustee            Held
-----------------------------  ----------  ------------  ------------------------------------------  ----------  -------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 48)       Trustee       1996      Executive Vice President - Strategy of         101          Orbitz, Inc.
P.O. Box 66100                                           United Airlines (airline) since December,                 (on-line travel
Chicago, IL 60666                                        2002 (formerly President of UAL Loyalty                       company)
                                                         Services (airline) from September, 2001 to
                                                         December, 2002; Executive Vice President
                                                         and Chief Financial Officer of United
                                                         Airlines from March, 1999 to September,
                                                         2001; Senior Vice President-Finance from
                                                         March, 1993 to July, 1999).

Janet Langford Kelly (Age 46)    Trustee       1996      Partner, Zelle, Hofmann, Voelbel, Mason &      101              None
9534 W. Gull Lake Drive                                  Gette LLP (law firm); Adjunct Professor of
Richland, MI  49083-8530                                 Law, Northwestern University, since
                                                         September, 2004; Private Investor since
                                                         March, 2004 (formerly Chief Administrative
                                                         Officer and Senior Vice President, Kmart
                                                         Holding Corporation (consumer goods), from
                                                         September, 2003 to March, 2004; Executive
                                                         Vice President-Corporate Development and
                                                         Administration, General Counsel and
                                                         Secretary, Kellogg Company (food
                                                         manufacturer), from September, 1999 to
                                                         August, 2003; Senior Vice President,
                                                         Secretary and General Counsel, Sara Lee
                                                         Corporation (branded, packaged,
                                                         consumer-products manufacturer) from
                                                         January, 1995 to September, 1999).

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                      in Fund
                                            Year First                                                Complex
                                            Elected or                                                Overseen
       Name, Address            Position   Appointed to            Principal Occupation(s)               by      Other Directorships
          and Age              with Funds   Office(1)              During Past Five Years              Trustee           Held
-----------------------------  ----------  ------------  ------------------------------------------  ----------  -------------------
DISINTERESTED TRUSTEES

Richard W. Lowry (Age 68)        Trustee       1995      Private Investor since August, 1987             103             None
10701 Charleston Drive                                   (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                     Officer, U.S. Plywood Corporation (building
                                                         products manufacturer)).

Charles R. Nelson (Age 62)       Trustee       1981      Professor of Economics, University of           101             None
Department of Economics                                  Washington, since January, 1976; Ford and
University of Washington                                 Louisa Van Voorhis Professor of Political
Seattle, WA 98195                                        Economy, University of Washington, since
                                                         September, 1993 (formerly Director,
                                                         Institute for Economic Research,
                                                         University of Washington from September,
                                                         2001 to June, 2003) Adjunct Professor of
                                                         Statistics, University of Washington,
                                                         since September, 1980; Associate Editor,
                                                         Journal of Money Credit and Banking, since
                                                         September, 1993; consultant on econometric
                                                         and statistical matters.

John J. Neuhauser (Age 61)       Trustee       1985      Academic Vice President and Dean of             103         Saucony, Inc.
84 College Road                                          Faculties since August, 1999, Boston                    (athletic footwear)
Chestnut Hill, MA 02467-3838                             College (formerly Dean, Boston College
                                                         School of Management from September, 1977
                                                         to September, 1999).

Patrick J. Simpson (Age 60)      Trustee       2000      Partner, Perkins Coie L.L.P. (law firm).        101             None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel (Age 68)       Trustee       1998      Business Consultant since 1999 (formerly        101             None
2208 Tawny Woods Place                                   Professor of Finance from 1975 to 1999,
Boise, ID  83706                                         College of Business, Boise State
                                                         University); Chartered Financial Analyst.

                                                                                                   Number of
                                                                                                  Portfolios
                                                                                                    in Fund
                                            Year First                                              Complex
                                            Elected or                                             Overseen
       Name, Address            Position   Appointed to           Principal Occupation(s)              by       Other Directorships
          and Age              with Funds   Office(1)             During Past Five Years            Trustee            Held
------------------------------ ----------- ------------ ----------------------------------------- ----------- ----------------------
DISINTERESTED TRUSTEES

Thomas C. Theobald (Age 67)(3) Trustee and     1996     Partner and Senior Advisor, Chicago           101     Anixter International
303 W. Madison                 Chairman of              Growth Partners (private equity                         (network support
Suite 2500Chicago, IL 60606     the Board               investing) since September, 2004                             equipment
                                                        (formerly Managing Director, William                       distributor);
                                                        Blair Capital Partners (private equity                 Ventas, Inc. (real
                                                        investing) from September, 1994 to                      estate investment
                                                        September, 2004).                                      trust); Jones Lang
                                                                                                               LaSalle (real estate
                                                                                                               management services)
                                                                                                               and MONY Group (life
                                                                                                                     insurance)

Anne-Lee Verville (Age 59)       Trustee       1998     Retired since 1997 (formerly General           101    Chairman of the Board
359 Stickney Hill Road                                  Manager, Global Education Industry, IBM                of Directors, Enesco
Hopkinton, NH  03229                                    Corporation (computer and technology)                 Group, Inc. (designer,
                                                        from 1994 to 1997).                                        importer and
                                                                                                                  distributor of
                                                                                                                   giftware and
                                                                                                                   collectibles)

Richard L. Woolworth (Age 63)    Trustee       1991     Retired since December 2003 (formerly          101    Northwest Natural Gas
100 S.W. Market Street                                  Chairman and Chief Executive Officer, The                Co. (natural gas
#1500                                                   Regence Group (regional health insurer);                 service provider)
Portland, OR 97207                                      Chairman and Chief Executive Officer,
                                                        BlueCross BlueShield of Oregon; Certified
                                                        Public Accountant, Arthur Young &
                                                        Company)

                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                                          Year First                                             Complex
                                          Elected or                                             Overseen
       Name, Address           Position  Appointed to           Principal Occupation(s)              by
          and Age             with Funds   Office(1)             During Past Five Years            Trustee  Other Directorships Held
---------------------------- ----------- ------------ ----------------------------------------- ----------- ------------------------
INTERESTED TRUSTEE
William E. Mayer(2) (Age 64)   Trustee      1994      Managing Partner, Park Avenue Equity          103      Lee Enterprises (print
399 Park Avenue                                       Partners (private equity) since February,              media), WR Hambrecht +
Suite 3204                                            1999 (formerly Founding Partner,                       Co. (financial service
New York, NY 10022                                    Development Capital LLC from November                 provider); First Health
                                                      1996 to February, 1999).                               (healthcare); Reader's
                                                                                                              Digest (publishing);
                                                                                                               OPENFIELD Solutions
                                                                                                                (retail industry
                                                                                                              technology provider)

(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Columbia Fund.

(2) Mr. Mayer may be deemed an "interested person" (as defined in the 1940 Act) of the Fund by reason of his affiliation with WR Hambrecht + Co.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                              Year First
                                              Elected or
         Name, Address            Position   Appointed to                          Principal Occupation(s)
            and Age              with Funds      Office                            During Past Five Years
------------------------------  -----------  ------------  -------------------------------------------------------------------------
OFFICERS
Christopher L. Wilson (Age 47)   President       2004      Head of Mutual Funds since August, 2004 and Senior Vice President of the
One Financial Center                                       Advisor since January, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                           Funds and Stein Roe Funds since October, 2004; President and Chief
                                                           Executive Officer of the Nations Funds since January, 2005; Senior Vice
                                                           President of BACAP Distributors LLC since January, 2005; Director of FIM
                                                           Funding, Inc. since January, 2005; Director of Columbia Funds Services,
                                                           Inc. since January 2005 (formerly President and Chief Executive Officer,
                                                           CDC IXIS Asset Management Services, Inc. from September, 1998 to August,
                                                           2004).

J. Kevin Connaughton (Age 39)    Treasurer       2000      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                                       Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                           President of the Advisor since April, 2003 (formerly President of the
                                                           Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                           October, 2004; Chief Financial Officer and Controller of the Liberty
                                                           Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002; Treasurer, Columbia Management
                                                           Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice
                                                           President of Colonial Management Associates, Inc. from February, 1998 to
                                                           October, 2000).

Mary Joan Hoene (Age 54)        Senior Vice      2004      Senior Vice President and Chief Compliance Officer of the Columbia Funds,
2 Wall Street                    President                 Liberty Funds and Stein Roe Funds since August, 2004; Chief Compliance
New York, NY 10005               and Chief                 Officer of All-Star Funds since August, 2004 (formerly Partner, Carter,
                                Compliance                 Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel,
                                  Officer                  Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice
                                                           President and Counsel, Equitable Life Assurance Society of the United
                                                           States from April, 1998 to November, 1999).

Michael G. Clarke (Age 34)         Chief         2004      Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center            Accounting                 Funds and All Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                  Officer                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
                                                           May, 2004 to October 2004; Assistant Treasurer from June, 2002 to May,
                                                           2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                           and Stein Roe Funds from February, 2001 to June, 2002; Assistant
                                                           Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds
                                                           from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP
                                                           from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 35)     Controller       2004      Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                                       All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                           Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
                                                           Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                           Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                           Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                           2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (Age 45)      Secretary       2004      Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                                       December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001
Boston, MA 02111                                           to September, 2004; Executive Director and General Counsel, Massachusetts
                                                           Pension Reserves Investment Management Board from September, 1997 to
                                                           March, 2001).

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

The Trustees will receive an aggregate annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting from all Funds for which they serve as trustee or director (other than Liberty All-Star Funds for Messrs. Lowry, Mayer and Neuhauser and Columbia Management Multi-Strategy Hedge Fund, LLC for Mr. Neuhauser and Ms. Verville). Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Agreement provides for the payment to the Advisor of the fee discussed in the Prospectus.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

         (a)   providing office space, equipment and clerical personnel;

         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

         (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

         (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

         (f)   maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

TRUST SERVICES AGREEMENT

Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Class E and Class F shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

      - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Fund's Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

CODE OF ETHICS

The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                             FREQUENCY OF
   TYPE OF FUND       INFORMATION PROVIDED    DISCLOSURE    DATE OF WEB POSTING
------------------  -----------------------  ------------  ---------------------
   Equity Funds     Full portfolio holdings     Monthly    30 calendar days after
                         information.                             month-end.

Fixed Income Funds  Full portfolio holdings    Quarterly   60 calendar days after
                         information.                            quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET
FUND))

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank

ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co

Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                    SEPTEMBER 30,  OCTOBER 31,   OCTOBER 31,
            FUND(1)(4)                  2003         2002(3)       2001(2)
----------------------------------  -------------  -----------  ------------
Columbia Asset Allocation Fund        $506,628      $722,543     $  914,162
Columbia Large Cap Growth Fund        $621,536      $872,400     $1,213,883
Columbia Disciplined Value Fund       $328,843      $480,502     $  585,821
Columbia Large Cap Core Fund          $484,124      $666,709     $  634,076
Columbia International Equity Fund    $107,527      $151,816            N/A
Columbia Small Cap Fund               $318,591      $316,465     $  258,937
Columbia Small Company Equity Fund    $156,029      $201,135     $  258,937
Columbia Dividend Income Fund         $      0      $ 24,133     $   20,192

-------------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $26,074, $29,123, $5,541, $8,298 and $47,211, respectively, for the Asset
      Allocation Fund, Large Cap Fund, Dividend Fund, Value Fund and Growth
      Fund.

(3) Expense reimbursements for the fiscal year ended October 31, 2002 were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively for the Asset
      Allocation Fund, Growth Fund, International Fund, Small Company Fund and Dividend Fund.

(4) The Funds changed their fiscal year end from October 31 to September 30 in 2003.

                                                              SIX MONTHS
                                                                ENDED
                                                               APRIL 30,  OCTOBER 31,  OCTOBER 31,
                  FUND(1)                     APRIL 30, 2004    2003(3)      2002        2001(2)
--------------------------------------------  --------------  ----------  -----------  -----------
Columbia Intermediate Government Income Fund     $ 70,533      $ 36,031     $ 7,041      $ 74,395
Columbia Quality Plus Bond Fund                  $ 59,667      $ 29,033     $ 5,978      $ 52,592

------------
(1) Information shown for each Fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $8,020 and $6,988, respectively for the Government Income Fund and Quality Plus Bond Fund.

(3) The Funds changed their fiscal year end from October 31 to April 30 in 2003.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

FEE-BASED COMPENSATION ARRANGEMENTS. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995; and

      - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995;

      - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

      - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCs) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares
         (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
         (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A and Z shares of certain Funds)

Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                  REALLOWANCE TO
                                    REALLOWANCE TO DEALERS       DEALERS AS A % OF
                                   AS A % OF OFFERING PRICE       OFFERING PRICE
     AMOUNT OF TRANSACTION          PER SHARE - BOND FUNDS   PER SHARE - EQUITY FUNDS
---------------------------------  ------------------------  ------------------------
Less than $50,000                            4.25                      5.00
$50,000 but less than $100,000               3.75                      3.75
$100,000 but less than $250,000              2.75                      2.75
$250,000 but less than $500,000              2.00                      2.00
$500,000 but less than $1,000,000            1.75                      1.75
$1,000,000 and over                          0.00                      0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                  SHARES ARE SOLD
-----------------------------                  ---------------
Through first year                                   5.00
Through second year                                  4.00
Through third year                                   3.00
Through fourth year                                  3.00
Through fifth year                                   2.00
Through sixth year                                   1.00
Longer than six years                                None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                            % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE               SHARES ARE SOLD
-----------------------------               ---------------
Through first year                                5.50
Through second year                               5.00
Through third year                                4.00
Through fourth year                               3.00
Through fifth year                                2.00
Through sixth year                                1.00
Through the seventh year                          None
Longer than seven years                           None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES

   HOLDING PERIOD            % DEDUCTED WHEN
   AFTER PURCHASE            SHARES ARE SOLD
---------------------        ---------------
Through first year                 5.00
Through second year                4.00
Through third year                 3.00
Through fourth year                3.00
Through fifth year                 2.00
Through sixth year                 1.00
Longer than six years              0.00

   Automatic conversion to Class A shares occurs eight years after purchase.

   The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

   Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

   Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Highest Quality
         Prime-2 Higher Quality
         Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds(1) and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA's CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II.   PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

      a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

      b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

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(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

      c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

      d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.     VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.       THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
         PROXIES:

1.       Matters Relating to the Board of Directors/Corporate Governance

         CMA generally will vote FOR:

            - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

            - However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

            - On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

            - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

            -     Proposals to declassify boards.

            - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

            - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

            - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

            - Proposals that restore shareholder ability to remove directors with or without cause.

            - Proposals that encourage directors to own a minimum amount of stock.

            - Proposals to permit shareholders to elect directors to fill board vacancies.

            -     Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

            -     Proposals to classify boards.

            - Proposals that give management the ability to alter the size of the board without shareholder approval.

            - Proposals that provide directors may be removed only by supermajority vote.

            - Proposals which allow more than one vote per share in the election of directors.

            - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

            - Shareholder proposals that mandate a minimum amount of stock that directors must own.

            - Shareholder proposals to limit the tenure of outside directors.

2.    Compensation

         CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

         CMA generally will vote FOR:

            - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

            - Shareholder proposals asking a company to expense stock options.

            - Shareholder proposals to put option repricings to a shareholder vote.

            - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

            - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

3.    Capitalization

      CMA generally will vote FOR:

            - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

            - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

            - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

            -     Proposals to reduce or change the par value of common stock.

            - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

            - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.    Mergers, Restructurings and Other Transactions

      CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    Anti-Takeover Measures

      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

            - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

            - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

            - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

            - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.    Other Business Matters

      CMA generally will vote FOR

            - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

            - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            -     Proposals to approve a change in the company's name.

            - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

            - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

            - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

            - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

            - Authorization to transact other unidentified, substantive business at a meeting.

            - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

            -     Proposals to vote unmarked proxies in favor of management.

B.    ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.    PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

            1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

            2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

            3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

            4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

            5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

            6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

            7.    EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III
                  (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

            8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

   - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

   - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

   - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

   - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

   - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

   - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND   Prospectus,          , 2005

CLASS A, B AND C SHARES

Advised by Columbia Management Advisors, Inc.


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TABLE OF CONTENTS

THE FUND                                                2
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Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   5
Your Expenses........................................   7


YOUR ACCOUNT                                            9
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How to Buy Shares....................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  15
How to Sell Shares...................................  16
Fund Policy on Trading of Fund Shares................  17
Distribution and Service Fees........................  18
Other Information About Your Account.................  19

MANAGING THE FUND                                      22
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Investment Advisor...................................  22
Portfolio Manager....................................  22
Legal Proceedings....................................  22

FINANCIAL HIGHLIGHTS                                   24
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Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

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              A DERIVATIVE is an investment whose value is based on or
              derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are
              considered to carry a higher degree of risk than other types of securities.
             -------------------------------------------------------------------

In selecting portfolio securities for the Fund, the Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. The advisor expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any rated debt securities that are not rated investment grade by either S&P or Moody's (or determined by the advisor to be of investment grade quality) to the extent such securities exceed 5% of the Fund's net assets.

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 2

THE FUND

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years. The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in special revenue obligations, including asset-backed securities and debt securities issued by private entities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance

                                                                            ----

THE FUND

their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds.

The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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 4

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years. The returns shown are the returns of the Class A, B and C shares of Columbia Intermediate Tax-Exempt Bond Fund, a series of Columbia Funds Trust V, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

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              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

              The Fund's returns are compared to the Lehman Brothers 3-15
              Year Blend Municipal Bond Index (Lehman Blend Index), an
              unmanaged index that tracks the performance of municipal
              bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally
              managed.
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CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

                                  (BAR CHART)

                       14.34%      4.20%      9.10%      6.41%                10.19%      4.58%      7.99%      4.13%      2.54%
                                                                   -2.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total       For the periods shown in bar chart:
            return through June 30, 2005 was     Best quarter: 1st quarter 1995, +5.39%
              %                                  Worst quarter: 2nd quarter 2004, -2.44%

 (1) The calendar year total returns shown for Class A shares of the predecessor fund include the returns of Retail A Shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002,

                                                                            ----

THE FUND

     the date on which Class A shares were initially offered by the Fund. Retail A Share returns include returns for BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A Shares, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund (the Boston 1784 Fund), for periods prior to the inception of BKB Shares (June 26,
     2000). Class A shares generally would have had substantially similar annual returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares, BKB Shares and shares of the Boston 1784 Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR         5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                                -2.36           4.83(1)          5.44(1)
  Return After Taxes on Distributions                                -2.46           4.80(1)          5.30(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                             -0.20           4.68(1)          5.23(1)
------------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                                -3.04           5.01(1)          5.70(1)
  Return After Taxes on Distributions                                -3.15           4.99(1)          5.56(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                             -0.80           4.79(1)          5.45(1)
------------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                 1.35           5.53(1)          5.80(1)
  Return After Taxes on Distributions                                 1.24           5.51(1)          5.66(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                              2.21           5.27(1)          5.55(1)
------------------------------------------------------------------------------------------------------------
Lehman Blend Index (%)                                                3.76           6.71             6.70

 (1) Class A, Class B and Class C of the predecessor fund are newer classes of shares. Their performance information includes returns of Retail A Shares of the Galaxy Fund (for Class A) and Retail B Shares of the Galaxy Fund (for Class B and Class C) for periods prior to November 25, 2002. The returns shown for Retail B Shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares (March 1, 2001). The returns for Retail A Shares include the returns of BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, and the returns of shares of the 1784 Connecticut Fund (whose shares were initially offered on June 14, 1993) for periods prior to the inception of BKB Shares (June 26,
     2000). The returns have not been restated to reflect any differences in expenses between any of the predecessor shares and the newer classes of shares. Class A, B and C shares of the predecessor fund were initially offered on November 25, 2002.

----
 6

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------

              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A    CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75       0.00            0.00
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
  redemption price)                                              1.00(2)    5.00            1.00
--------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (3)        (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                            ----

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS A         CLASS B         CLASS C
Management fee(1) (%)                                                 0.54            0.54             0.54
------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                             0.20            0.85             0.85(2)
------------------------------------------------------------------------------------------------------------
Other expenses(1) (%)                                                 0.10            0.10             0.10
------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                              0.84            1.49             1.49(2)

 (1) The Fund pays a management fee of 0.47% and an administration fee of 0.07%. The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

 (2) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. If this waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.40% and the total annual fund operating expenses would be 1.04%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

 CLASS                                                           1 YEAR         3 YEARS         5 YEARS          10 YEARS
Class A:                                                         [$557]         [$730]          [$  919]         [$1,463]
-------------------------------------------------------------------------------------------------------------------------
Class B:    did not sell your shares                             [$152]         [$471]          [$  813]         [$1,604]
            sold all your shares at
            the end of the period                                [$652]         [$771]          [$1,013]         [$1,604]
-------------------------------------------------------------------------------------------------------------------------
Class C:    did not sell your shares                             [$152]         [$471]          [$  813]         [$1,779]
            sold all your shares at
            the end of the period                                [$252]         [$471]          [$  813]         [$1,779]

----
 8

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

             -------------------------------------------------------------------

              INVESTMENT MINIMUMS

                   INITIAL MINIMUMS:
                   Initial Investment..........................................  $1,000
                   Automatic Investment Plan...................................  $   50
                   Retirement Plan.............................................  $   25

              The Fund reserves the right to change these investment
              minimums. The Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
             -------------------------------------------------------------------

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                       receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts send a completed application and check made
(new account)          payable to the Fund to the transfer agent, Columbia Funds
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market
                       fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares for your account by exchanging $100
cost averaging         or more each month from another fund for shares of the same class of the Fund at no additional cost. Exchanges will
                       continue so long as your fund balance is sufficient to
                       complete the transfers. You may terminate your program or
                       change the amount of the exchange (subject to the $100
                       minimum) by calling 1-800-345-6611. There may be an
                       additional sales charge if exchanging from a money market
                       fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

              The Fund also offers three additional classes of shares,
              Class T, G and Z shares, exclusively to certain institutional and other investors. Class T, G and Z shares are made
              available through separate prospectuses provided to eligible institutional and other investors.
             -------------------------------------------------------------------

----
 10

YOUR ACCOUNT

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  4.75               4.99                4.25
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                4.00
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                3.00
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                COMMISSION %
Less than $3 million                                                1.00
----------------------------------------------------------------------------
$3 million to less than $5 million                                  0.80
----------------------------------------------------------------------------
$5 million to less than $25 million                                 0.50
----------------------------------------------------------------------------
$25 million or more                                                 0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

                                                                            ----

YOUR ACCOUNT

             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
              shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
              longest.
             -------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

----
 12

YOUR ACCOUNT

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

D. How can I obtain more information about breakpoint discounts?

Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

                                                                            ----

YOUR ACCOUNT

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   3.00
-------------------------------------------------------------------------------
Through fourth year                                                  3.00
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by you and each member of your immediate family (as defined above), together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00
-------------------------------------------------------------------------------
Longer than three years                                              0.00

----
 14

YOUR ACCOUNT

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the nonparticipating financial advisor.

CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

CLASS C SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   1.00
-------------------------------------------------------------------------------
Longer than one year                                                 0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be

                                                                            ----

YOUR ACCOUNT

the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

----
 16

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the
                       Medallion Signature Guarantee Program for amounts over
                       $100,000 or for alternate payee or mailing instructions.
                       Additional documentation is required for sales by
                       corporations, agents, fiduciaries, surviving joint owners
                       and individual retirement account owners. For details, call
                       1-800-345-6611.

                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic funds    You may sell shares of the Fund and request that the
transfer               proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

                                                                            ----

YOUR ACCOUNT

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase, as described below.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
12B-1 PLAN The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.20% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.65% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that the distribution and service fees will not exceed 0.40% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

----
 18

YOUR ACCOUNT

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of the Fund or other funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

                                                                            ----

YOUR ACCOUNT

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

----
 20

YOUR ACCOUNT

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution and all subsequent distributions will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                              RATE
Net assets under $500 million                        0.480%
-----------------------------------------------------------
Net assets of $500 million but less than $1 billion  0.430%
-----------------------------------------------------------
Net assets of $1 billion but less than $1.5 billion  0.400%
-----------------------------------------------------------
Net assets of $1.5 billion but less than $3 billion  0.370%
-----------------------------------------------------------
Net assets of $3 billion but less than $6 billion    0.360%
-----------------------------------------------------------
Net assets in excess of $6 billion                   0.350%

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.47% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Susan Sanderson, vice president of Columbia Management, is the manager of the Fund and has managed the Fund since June 2002. Ms. Sanderson has been associated with Columbia Management or its predecessors since 1985.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

----
 22

MANAGING THE FUND

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A, B and C shares relates to the corresponding class of the predecessor fund. Information is shown for the Fund's fiscal periods since inception, which run from November 1 to October 31, unless otherwise indicated, and the six-month period ending on April 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended October 31, 2003, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                                                  (UNAUDITED)
                                                                SIX MONTHS ENDED       YEAR ENDED         PERIOD ENDED
                                                                 APRIL 30, 2005     OCTOBER 31, 2004    OCTOBER 31, 2003
                                                                    Class A             Class A          Class A(a)(b)
                                                                ----------------    ----------------    ----------------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                               [  ]                10.65               10.54
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                            [  ]                 0.38                0.36(j)
  Net realized and unrealized gain on investments                     [  ]                 0.08                0.11
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      [  ]                 0.46                0.47
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                          [  ]                (0.38)              (0.36)
  From net realized gains                                             [  ]                (0.01)                 --
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          [  ]                (0.39)              (0.36)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                     [  ]                10.72               10.65
------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                [  ]                 4.44                4.46(f)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA (%):
  Expenses(g)                                                         [  ]                 0.93                0.93(h)
  Net investment income(g)                                            [  ]                 3.62                3.61(h)
  Waiver/reimbursement                                                [  ]                 --(i)               0.26(h)
Portfolio turnover rate (%)                                           [  ]                   16                   9
Net assets, end of period (000's) ($)                                 [  ]               22,479              21,484

 (a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund (the predecessor fund).

 (b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

 (i) Rounds to less than 0.01%.

 (j) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

----
 24

FINANCIAL HIGHLIGHTS

THE FUND

                                                               (UNAUDITED)
                                                             SIX MONTHS ENDED       YEAR ENDED              PERIOD ENDED
                                                              APRIL 30, 2005     OCTOBER 31, 2004         OCTOBER 31, 2003
                                                                 Class B              Class B                Class B(a)(b)
                                                                   ----                -----                    -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                            [  ]                 10.65                    10.54
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                         [  ]                  0.31                   0.29(i)
  Net realized and unrealized gain on investments                  [  ]                  0.08                     0.11
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   [  ]                  0.39                     0.40
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                       [  ]                 (0.31)                   (0.29)
  From net realized gains                                          [  ]                 (0.01)                      --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                       [  ]                 (0.32)                   (0.29)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                  [  ]                 10.72                    10.65
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (d)(e)                                            [  ]                  3.76                     3.85(f)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                      [  ]                  1.58                     1.56(h)
  Net investment income(g)                                         [  ]                  2.98                     2.99(h)
  Waiver/reimbursement                                             [  ]                  0.01                     0.39(h)
Portfolio turnover rate (%)                                        [  ]                    16                        9
Net assets, end of period (000's) ($)                              [  ]                 2,605                    3,024

 (a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

 (b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

 (i) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND

                                                         (UNAUDITED)
                                                       SIX MONTHS ENDED            YEAR ENDED              PERIOD ENDED
                                                        APRIL 30, 2005          OCTOBER 31, 2004         OCTOBER 31, 2003
                                                           Class C                   Class C                Class C(a)(b)
                                                            -----                     -----                    -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                      [  ]                      10.65                    10.54
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                   [  ]                       0.36                     0.34(i)
  Net realized and unrealized gain on investments            [  ]                       0.08                     0.11
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             [  ]                       0.44                     0.45
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                 [  ]                      (0.36)                   (0.34)
  From net realized gains                                    [  ]                      (0.01)                      --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 [  ]                      (0.37)                   (0.34)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                            [  ]                      10.72                    10.65
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (d)(e)                                      [  ]                       4.23                     4.27(f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                [  ]                       1.13                     1.12(h)
  Net investment income(g)                                   [  ]                       3.42                     3.41(h)
  Waiver/reimbursement                                       [  ]                       0.45                     0.82(h)
Portfolio turnover rate (%)                                  [  ]                         16                        9
Net assets, end of period (000's) ($)                        [  ]                      3,034                    1,520

 (a) On October 13, 2003 the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax Exempt Bond Fund.

 (b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

 (i) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

----
 26

NOTES

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 28

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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Intermediate Tax-Exempt Bond Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2005 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    710-01/451U-0205

COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND   Prospectus,          , 2005

CLASS T AND G SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   4
Your Expenses........................................   7

YOUR ACCOUNT                                            9
---------------------------------------------------------
How to Buy Shares....................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  14
How to Sell Shares...................................  14
Fund Policy on Trading of Fund Shares................  15
Distribution and Service Fees........................  16
Other Information About Your Account.................  17

MANAGING THE FUND                                      20
---------------------------------------------------------
Investment Advisor...................................  20
Portfolio Manager....................................  20
Legal Proceedings....................................  20

FINANCIAL HIGHLIGHTS                                   22
---------------------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

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              A DERIVATIVE is an investment whose value is based on or
              derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are
              considered to carry a higher degree of risk than other types of securities.
             -------------------------------------------------------------------

In selecting portfolio securities for the Fund, the Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. The advisor expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any rated debt securities that are not rated investment grade by either S&P or Moody's (or determined by the advisor to be of investment grade quality) to the extent such securities exceed 5% of the Fund's net assets.

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 2

THE FUND

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years. The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in special revenue obligations, including asset-backed securities and debt securities issued by private entities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance

                                                                            ----

THE FUND

their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds.

The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years. The returns shown are the returns of the Class T and G shares of Columbia Intermediate Tax-Exempt Bond Fund, a series of Columbia Funds Trust V, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by

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 4

THE FUND

showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

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              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

              The Fund's returns are compared to the Lehman Brothers 3-15
              Year Blend Municipal Bond Index (Lehman Blend Index), an
              unmanaged index that tracks the performance of municipal
              bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally
              managed.
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CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)

                                  (BAR CHART)

                       14.34%      4.20%      9.10%      6.41%                10.19%      4.58%      8.02%      4.16%      2.59%
                                                                   -2.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return through  For the periods shown in bar chart:
            June 30, 2005 was     %.                       Best quarter: 1st quarter 1995, +5.39%
                                                           Worst quarter: 2nd quarter 2004,
                                                           -2.43%

 (1) The calendar year total returns shown for Class T shares of the predecessor fund include the returns of Retail A Shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund. Retail A Share returns include returns for BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A Shares, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund (the Boston 1784 Fund), for periods prior to the inception of BKB Shares (June 26, 2000).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            ----

THE FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR          5 YEARS         10 YEARS
Class T (%)
  Return Before Taxes                                                 -2.32           4.85(1)          5.45(1)
  Return After Taxes on Distributions                                 -2.42           4.82(1)          5.31(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                              -0.15           4.71(1)          5.25(1)
-------------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                                 -2.99           4.87(1)          5.71(1)
  Return After Taxes on Distributions                                 -3.10           4.84(1)          5.37(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                              -0.75           4.67(1)          5.46(1)
-------------------------------------------------------------------------------------------------------------
Lehman Blend Index (%)                                                 3.76           6.71             6.70

 (1) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 1, 2001). Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. Retail A Share returns include returns for BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A Shares, and returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to the inception of BKB Shares (June 26, 2000).

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 6

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

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UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class G shares convert to Class T shares after eight years
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SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS T         CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75            0.00
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Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                1.00(2)         5.00
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Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

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THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS T         CLASS G
Management fee(1) (%)                                           [0.54]          [0.54]
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Distribution and service (12b-1) fees (%)                       [0.00]          [0.80](2)
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Other expenses(1) (%)                                           [0.25](3)       [0.10]
---------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                        [0.79]          [1.44]

 (1) The Fund pays a management fee of 0.47% and an administration fee of 0.07%. The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

 (2) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

 (3) The Fund may pay shareholder service fees (which are included in other expenses) of up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS          10 YEARS
Class T                                                          [$552]         [$715]          [$ 893]          [$1,406]
-------------------------------------------------------------------------------------------------------------------------
Class G:  did not sell your shares                               [$147]         [$456]          [$ 787]          [$1,547]
          sold all your shares at
          the end of the period                                  [$647]         [$856]          [$1,087]         [$1,547]

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 8

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

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INVESTMENT MINIMUMS

                   INITIAL MINIMUMS:
                   Initial Investment..........................................  $1,000
                   Automatic Investment Plan...................................  $   50
                   Retirement Plan.............................................  $   25

              The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

              CLASS T AND G SHARES ARE SOLD ONLY TO INVESTORS WHO RECEIVED
              (AND WHO HAVE CONTINUOUSLY HELD) CLASS T OR G SHARES IN
              CONNECTION WITH THE MERGER OF CERTAIN GALAXY FUNDS INTO
              VARIOUS COLUMBIA FUNDS (FORMERLY NAMED LIBERTY FUNDS).
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                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                       receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or Class G shares you own in a different fund distributed by Columbia Funds
                       Distributor, Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares for your account by exchanging $100
cost averaging         or more each month from another fund for shares of the same class of the Fund at no additional cost. Exchanges will
                       continue so long as your fund balance is sufficient to
                       complete the transfers. You may terminate your program or
                       change the amount of the exchange (subject to the $100
                       minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this
                       feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market Fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on

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 10

YOUR ACCOUNT

the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS T SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  4.75               4.99                4.25
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                3.75
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                2.75
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00

Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                COMMISSION %
Less than $3 million                                                1.00
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$3 million to less than $5 million                                  0.80
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$5 million to less than $25 million                                 0.50
----------------------------------------------------------------------------
$25 million or more                                                 0.25

The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

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              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class T and G shares are subject to a
              CDSC, a sales charge applied at the time you sell your
              shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
              longest.
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                                                                            ----

YOUR ACCOUNT

REDUCED SALES CHARGES FOR LARGER INVESTMENTS.

A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

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 12

YOUR ACCOUNT

C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

D. How can I obtain more information about breakpoint discounts?

Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

CLASS G SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   4.00
-------------------------------------------------------------------------------
Through fourth year                                                  4.00
-------------------------------------------------------------------------------
Through fifth year                                                   3.00
-------------------------------------------------------------------------------
Through sixth year                                                   2.00
-------------------------------------------------------------------------------
Through seventh year                                                 1.00
-------------------------------------------------------------------------------
Longer than seven years                                              0.00

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

                                                                            ----

YOUR ACCOUNT

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

----
 14

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class
                       A and Class B shares, for Class T and Class G shares,
                       respectively) of another fund distributed by Columbia Funds
                       Distributor, Inc. at no additional cost. To exchange by
                       telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the
                       Medallion Signature Guarantee Program for amounts over
                       $100,000 or for alternate payee or mailing instructions.
                       Additional documentation is required for sales by
                       corporations, agents, fiduciaries, surviving joint owners
                       and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

                                                                            ----

YOUR ACCOUNT

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual service fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.80% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.15% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight

----
 16

YOUR ACCOUNT

years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" or the Statement of Additional Information for the conversion schedule applicable to Class G shares.

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of the Fund or other funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are

                                                                            ----

YOUR ACCOUNT

available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

----
 18

YOUR ACCOUNT

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable the distribution and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                         RATE
Net assets under $500 million                                    0.480%
-----------------------------------------------------------------------
Net assets of $500 million but less than $1 billion              0.430%
-----------------------------------------------------------------------
Net assets of $1 billion but less than $1.5 billion              0.400%
-----------------------------------------------------------------------
Net assets of $1.5 billion but less than $3 billion              0.370%
-----------------------------------------------------------------------
Net assets of $3 billion but less than $6 billion                0.360%
-----------------------------------------------------------------------
Net assets in excess of $6 billion                               0.350%
-----------------------------------------------------------------------

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.47% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Susan Sanderson, vice president of Columbia Management, is the manager of the Fund and has managed the Fund since June, 2002. Ms. Sanderson has been associated with Columbia Management or its predecessors since 1985.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

----
 20

MANAGING THE FUND

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class T and G shares relates to the corresponding class of the predecessor fund. Information is shown for the Fund's fiscal years since inception, which run from November 1 to October 31, unless otherwise indicated, and for the six-month period ending on April 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the periods ended October 31, 2003, 2002, 2001 and 2000 has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                     (UNAUDITED)                                                                        PERIOD
                                   SIX MONTHS ENDED                                                                     ENDED
                                      APRIL 30,                          YEAR ENDED OCTOBER 31,                      OCTOBER 31,
                                         2005              2004         2003(A)(B)        2002          2001           2000(C)
                                     Class T              Class T       Class T          Class T       Class T       Class T
                                        ------            ------          ------         ------        ------           -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                    10.65           10.61          10.50         10.01            9.82
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income                                     0.39(d)         0.38(d)(l)     0.36(d)(e)(l)   0.40(l)       0.15(d)(l)
  Net realized and unrealized
  gain on investments                                       0.08            0.04           0.11(e)       0.49            0.19
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment
Operations                                                  0.47            0.42           0.47          0.89            0.34
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
  From net investment income                               (0.39)          (0.38)         (0.36)        (0.40)          (0.15)
  From net realized gains                                  (0.01)             --             --            --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                               (0.40)          (0.38)         (0.36)        (0.40)          (0.15)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                          10.72           10.65          10.61         10.50           10.01
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(f)(g)                                      4.49            4.05           4.59          9.02            3.24(h)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses (%)(i)                                           0.88            0.89           0.86          0.91            0.94(j)
  Net investment income (%)(i)                              3.67            3.66           3.47(e)       3.89            4.21(j)
  Waiver/reimbursement                                        --(k)         0.21           0.20          0.18            0.75(j)
Portfolio turnover rate (%)                                   16               9             60            88              38(h)
Net assets, end of period
(000's) ($)                                               20,125          24,307         11,947        13,746               1

 (a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund (the predecessor fund).

 (b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail A shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class T shares.

 (c) The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail A shares on June 26, 2000.

 (d) Per share data was calculated using average shares outstanding during the period.

----
 22

FINANCIAL HIGHLIGHTS

 (e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

 (f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (h) Not annualized.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

 (k) Rounds to less than 0.01%.

 (l) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.36(d),
     $0.34(d), $0.38 and $0.13(d), respectively.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND

                                          (UNAUDITED)
                                        SIX MONTHS ENDED                                                         PERIOD ENDED
                                           APRIL 30,                   YEAR ENDED OCTOBER 31,                    OCTOBER 31,
                                              2005            2004           2003(a)(b)           2002             2001(c)
                                            Class G          Class G          Class G            Class G           Class G
                                            -------          -------          -------            -------           -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                       [  ]           10.65              10.61            10.50               10.26
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income                       [  ]            0.32(d)            0.32(d)(l)       0.30(d)(e)(l)       0.22(l)
  Net realized and unrealized
  gain                                        [  ]            0.08               0.04             0.09(e)             0.23
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment
Operations                                    [  ]            0.40               0.36             0.39                0.45
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                  [  ]           (0.32)             (0.32)           (0.28)              (0.21)
  From net realized gains                     [  ]           (0.01)                --               --                  --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                  [  ]           (0.33)             (0.32)           (0.28)              (0.21)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                             [  ]           10.72              10.65            10.61               10.50
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (f)(g)                       [  ]            3.81               3.37             3.77                4.41(h)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(i)                                 [  ]            1.54               1.55             1.53                1.66(j)
  Net investment income(i)                    [  ]            3.01               3.02             2.80(e)             3.12(j)
  Waiver/reimbursement                        [  ]              --(k)            0.21             0.29                1.27(j)
Portfolio turnover rate (%)                   [  ]              16                  9               60                  88
Net assets, end of period
(000's) ($)                                   [  ]             857              1,992              227                   6

 (a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

 (b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail B shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class G shares.

 (c) The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail B shares on March 1, 2001.

 (d) Per share data was calculated using average shares outstanding during the period.

 (e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

 (f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (h) Not annualized.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

 (k) Rounds to less than 0.01%.

 (l) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.30(d), $0.27(d)
     and $0.13, respectively.

----
 24

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Intermediate Tax-Exempt Bond Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2005 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    710-01/453U-0205

COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND          Prospectus,          ,
2005

CLASS Z SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   4
Your Expenses........................................   6


YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Eligible Investors...................................   9
Sales Charges........................................  11
How to Exchange Shares...............................  11
How to Sell Shares...................................  11
Fund Policy on Trading of Fund Shares................  12
Intermediary Compensation............................
Other Information About Your Account.................  14

MANAGING THE FUND                                      17
---------------------------------------------------------
Investment Advisor...................................  17
Portfolio Manager....................................  17
Legal Proceedings....................................

FINANCIAL HIGHLIGHTS                                   19
---------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your
Account -- Eligible Investors" for more information.
Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

             -------------------------------------------------------------------

              A DERIVATIVE is an investment whose value is based on or
              derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are
              considered to carry a higher degree of risk than other types of securities.
             -------------------------------------------------------------------

In selecting portfolio securities for the Fund, the Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. The advisor expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any rated debt securities that are not rated investment grade by either S&P or Moody's (or determined by the advisor to be of investment grade quality) to the extent such securities exceed 5% of the Fund's net assets.

----
 2

THE FUND

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years. The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in special revenue obligations, including asset-backed securities and debt securities issued by private entities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligations, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance

                                                                            ----

THE FUND

their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds.

The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for one year, five years and 10 years. The returns shown are the returns of the Class Z shares of Columbia Intermediate Tax-Exempt Bond Fund, a series of Columbia Funds Trust V, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results

----
 4

THE FUND

include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.(1)

              The Fund's returns are compared to the Lehman Brothers 3 - 15 year Blend Municipal Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of municipals bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally
              managed.
             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)



                         (BAR CHART)

                                  (BAR CHART)

                       14.34%      4.20%      9.10%      6.41%                10.50%      4.75%      8.11%      4.38%      2.74%
                                                                   -2.95%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return  For the periods shown in bar chart:
            through June 30, 2005 was     %        Best quarter: 1st quarter 1995, +5.39%.
                                                   Worst quarter: 1st quarter 1999, -2.42%.

 (1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the predecessor fund, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund (the Boston 1784 Fund), for periods prior to the inception of the Trust Shares (June 26, 2000).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            ----

THE FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR          5 YEARS         10 YEARS
Class Z (%)
  Return Before Taxes                                                 2.74            6.06(1)          6.06(1)
  Return After Taxes on Distributions                                 2.64            6.04(1)          5.92(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                              3.26            5.80(1)          5.81(1)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Index (%)                                             3.76            6.71             6.70

 (1) The average annual total returns shown include the returns of Trust Shares of the Galaxy Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the predecessor fund, and returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to the inception of the Trust Shares (June 26, 2000).

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expense table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

----
 6

THE FUND

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
--------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               0.00
--------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (2)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(1)(2) (%)                                          0.54
----------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       [0.00]
----------------------------------------------------------------------
Other expenses (%)                                                0.10
----------------------------------------------------------------------
Total annual fund operating expenses(2) (%)                       0.64

 (1) The Fund pays a management fee of 0.47% and an administration fee of 0.07%.

 (2) The examples provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $86      $268      $466      $1,037

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. For example "good form" may mean that you have properly placed your order with Columbia Funds Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund and mailed to Columbia Funds
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund and mailed to
                       Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class of the Fund at no additional cost.
                       To exchange by telephone, call 1-800-422-3737. Please see
                       "How to Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic funds    You may purchase shares of the Fund by electronically
transfer               transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

----
 8

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of a Fund, directly or by exchange. Class Z shares of a Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial adviser offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

- Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

- Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds

                                                                            ----

YOUR ACCOUNT

  Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

----
 10

YOUR ACCOUNT

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus -- CLASS Z.

              The Fund also offers five additional classes of
              shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are
              investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to
              purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other
              classes.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption or you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                       shares (only if Class Z is not offered) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a
                       member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature
                       Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries,
                       surviving joint owners and individual retirement account
                       owners. For details, call 1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

----
 12

YOUR ACCOUNT

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of the Fund or other funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

                                                                            ----

YOUR ACCOUNT

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, subtransfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive the day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

----
 14

YOUR ACCOUNT

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

                                                                            ----

YOUR ACCOUNT

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

----
 16

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                         RATE
Net assets under $500 million                                    0.480%
Net assets of $500 million but less than $1 billion              0.430%
Net assets of $1 billion but less than $1.5 billion              0.400%
Net assets of $1.5 billion but less than $3 billion              0.370%
Net assets of $3 billion but less than $6 billion                0.360%
Net assets in excess of $6 billion                               0.350%

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.55% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
SUSAN SANDERSON, vice president of Columbia Management, is the manager for the Fund and has managed the Fund since June, 2002. Ms. Sanderson has been associated with Columbia Management or its predecessors since 1985.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

                                                                            ----

MANAGING THE FUND

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

----
 18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares relates to the corresponding class of the predecessor fund. Information is shown for the last five fiscal years, which run from November 1 to October 31, unless otherwise indicated and for the six-month period ending April 30, 2005. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the periods ended October 31, 2003, 2002, 2001 and 2000 and the year ended May 31, 2000, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                                                                YEAR ENDED OCTOBER 31,
                                          (UNAUDITED)
                                          SIX MONTHS
                                             ENDED
                                           APRIL 30,
                                             2005          2004        2003(A)(B)             2002                 2001
                                           Class Z       Class Z      Class Z            Class Z               Class Z
                                            -------      -------        -------             -------              -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                    10.66          10.61               10.50                10.01
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                     0.41(d)        0.40(d)(l)          0.38(d)(e)(l)        0.42(l)
  Net realized and unrealized gain
  (loss) on investments                                     0.07           0.05                0.11(e)              0.49
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            0.48           0.45                0.49                 0.91
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
  From net investment income                               (0.41)         (0.40)              (0.38)               (0.42)
  From net realized gains                                  (0.01)            --                  --                   --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders:                                              (0.42)         (0.40)              (0.38)               (0.42)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                          10.72          10.66               10.61                10.50
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)(f)(g)                                      4.55           4.28                4.77                 9.23
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(i)                                               0.72           0.71                0.69                 0.74
  Net investment income(i)                                  3.83           3.84                3.64(e)              4.06
  Waiver/reimbursement                                        --(k)        0.21                0.20                 0.15
Portfolio turnover rate (%)                                   16              9                  60                   88
Net assets, end of period (000's) ($)                    476,484        515,479             258,982              252,076


                                        PERIOD ENDED    YEAR ENDED
                                        OCTOBER 31,      MAY 31,
                                            2000           2000
                                         Class Z         Class Z
                                          -------         -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                      9.60           10.33
--------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                      0.18(d)(l)      0.44
  Net realized and unrealized gain
  (loss) on investments                      0.41           (0.62)
--------------------------------------
Total from Investment Operations             0.59           (0.18)
--------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
  From net investment income                (0.18)          (0.44)
  From net realized gains                      --           (0.11)
--------------------------------------
Total Distributions Declared to
Shareholders:                               (0.18)          (0.55)
--------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                           10.01            9.60
--------------------------------------
Total return (%)(f)(g)                       6.18(h)        (1.70)
--------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(i)                                0.77(j)         0.80
  Net investment income(i)                   4.38(j)         4.50
  Waiver/reimbursement                       0.14(j)         0.31
Portfolio turnover rate (%)                    38(h)           48
Net assets, end of period (000's) ($)     261,938         296,711

 (a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

 (b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class Z shares.

                                                                            ----

FINANCIAL HIGHLIGHTS

 (c) The Fund commenced operations on June 14, 1993 as a separate portfolio (the Predecessor Boston 1784 Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the Galaxy Fund). Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust shares of the Galaxy Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB shares of the Galaxy Fund. On June 26, 2001, BKB shares converted into Retail A shares.

 (d) Per share data was calculated using average shares outstanding during the period.

 (e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

 (f) Total return at net asset value assuming all distributions reinvested.

 (g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (h) Not annualized.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

 (k) Rounds to less than 0.01%.

 (l) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.38(d),
     $0.36(d), $0.41 and $0.18(d), respectively.

----
 20

NOTES

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 22

NOTES

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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Intermediate Tax-Exempt Bond Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2004 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    716-01/749S-0804

                   COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND
                       A SERIES OF COLUMBIA FUNDS TRUST IX
                       STATEMENT OF ADDITIONAL INFORMATION

                                        , 2005

This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Intermediate Tax-Exempt Bond Fund (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus
of the Fund dated       , 2005. This SAI should be read together with the Fund's
Prospectus, and the most recent Annual Report dated October 31, 2004 and Semiannual Report dated April 30, 2005 of Columbia Intermediate Tax-Exempt Bond Fund, a series of Columbia Funds Trust V, the predecessor to the Fund (the "Predecessor Fund"). Investors may obtain a free copy of the Fund's Prospectus and the Predecessor Fund's Annual Report and Semiannual Report from Columbia Funds Distributor, Inc. ("CFD"), One Financial Center, Boston, MA 02111-2621. The financial statements and Report of Independent Registered Public Accounting Firm of the Funds appearing in the Predecessor Fund's October 31, 2004 Annual Report and the financial statements appearing in the Predecessor Fund's April 30, 2005 Semiannual Report are incorporated into this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

                                                                         PAGE
PART 1
Definitions                                                               [ ]
Organization and History                                                  [ ]
Fundamental and Non-Fundamental Investment Policies                       [ ]
Portfolio Turnover                                                        [ ]
Fund Charges and Expenses                                                 [ ]
Custodian of the Fund                                                     [ ]
Independent Registered Public Account Firm of the Fund                    [ ]

CSI-16/459U-0205

                                                                         PAGE
PART 2
Miscellaneous Investment Practices                                       [ ]
Taxes                                                                    [ ]
Additional Tax Matters Concerning Trust Shares                           [ ]
Management of the Funds                                                  [ ]
Determination of Net Asset Value                                         [ ]
How to Buy Shares                                                        [ ]
Special Purchase Programs/Investor Services                              [ ]
Programs for Reducing or Eliminating Sales Charges                       [ ]
How to Sell Shares                                                       [ ]
Distributions                                                            [ ]
How to Exchange Shares                                                   [ ]
Suspension of Redemptions                                                [ ]
Shareholder Liability                                                    [ ]
Shareholder Meetings                                                     [ ]
Appendix I                                                               [ ]
Appendix II                                                              [ ]

                                     PART 1
                   COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                     , 2005

  DEFINITIONS

  "Fund"                                    Columbia Intermediate Tax-Exempt
                                            Bond Fund
  "Predecessor Fund" or "Predecessor Funds" See below under "Organization and
                                            History"
  "Trust"                                   Columbia Funds Trust IX
  "Advisor"                                 Columbia Management Advisors Inc.,
                                            the Fund's' investment advisor and
                                            administrator
  "CFD"                                     Columbia Funds Distributor, Inc.,
                                            the Fund's distributor
  "CFS"                                     Columbia Funds Services, Inc.,
                                            the Fund's' shareholder services and
                                            transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is an open-end, diversified management investment company representing the entire interest in a separate series of the Trust. The Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on
March 31, 1986. Prior to       , 2005 (the "Fund Reorganization Date"), the Fund
was organized as a series of Columbia Funds Trust V, a Massachusetts business
trust (the "Predecessor Fund") that commenced business operations on         .
The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

Effective October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Funds Municipal Trust" to its current name.

The Fund offers six classes of shares - A,B,C, G, T and Z shares.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares. The Investment Company Act of 1940, as amended (the "1940 Act") provides that a "vote of the holders of a majority of the outstanding shares" of the Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities. The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.

ADDITIONAL FUNDAMENTAL INVESTMENT POLICIES

The FUND may not, as a matter of fundamental policy:

      1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

      2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

      3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions).

      4. Make loans except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

      6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

      7. Purchase or sell commodities or commodity contracts, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on the futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment limitations with respect to THE FUND may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

2. The Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment goal and policies, write covered call options and purchase and sell other options.

3. The Fund may not purchase securities of companies for the purpose of exercising control.

4. The Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act.

5. The Fund may invest in warrants.

6. The Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

7. The Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, member or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

8. The Fund may invest in interests in oil, gas or other mineral exploration or development programs. The Fund may not invest in oil, gas or mineral leases.

Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by S&P or Moody's or unrated instruments determined by the advisor to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P (AAA, AA, A and BBB) or Moody's

(Aaa, Aa, A and Baa) are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when the Advisor believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by the Fund are subsequently downgraded below the four highest ratings categories assigned by S&P or Moody's, such factor will be considered by the Advisor in its evaluation of the overall merits of that Municipal Security, but such ratings will not necessarily result in an automatic sale of the Municipal Security unless the Municipal Security, together with any other securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix I to Part 2 of this Statement of Additional Information for a description of S&P's and Moody's rating categories.

The Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Advisor, although the Fund does not presently intend to do so on a regular basis. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Among other instruments, the Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans that, with respect to the Fund, are rated in the two highest rating categories assigned by a rating agency with respect to such instruments or, if unrated, determined by the advisor to be of comparable quality. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Fund's Prospectuses.

Investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund.

The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

The Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment goal and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid; the Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

The Fund currently expects that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment goals.

The Fund will not invest more than 10% of its total assets in asset-backed securities.

The Fund may also invest in mortgage-backed securities not issued by governmental issuers which are rated in one of the top three rating categories by S&P, Moody's or Fitch Ratings, or if unrated, determined by the Advisor to be of comparable quality.

The Fund will only enter into repurchase agreements with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Advisor. The Fund will not enter into repurchase agreements with the Advisor or any of its affiliates. Investments by the Fund in repurchase agreements will be, under normal market conditions, subject to the Fund's 20% overall limit on taxable obligations.

The Fund may write covered call options provided that the aggregate value of such options does not exceed 10% of the Fund's net assets as of the time the Fund enters into such options. The Fund may write covered call options for hedging purposes only and will not engage in option writing strategies for speculative purposes.

Subject to applicable laws, the Fund may enter into bond and interest rate futures contracts and, for hedging purposes only, purchase and write options on futures contracts. The Fund intends to use futures contracts only for bona fide hedging purposes.

Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund also may engage in currency swaps.

The Fund may invest in securities issued by other investment companies and foreign investment trusts. The Fund may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if the Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

The Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

PORTFOLIO TURNOVER

[During the twelve month period ended October 31, 2003, the Fund experienced a lower rate of portfolio turnover than during the previous fiscal year. This was due largely to the restructuring of the Fund, during the twelve month period ended October 31, 2002, from a long-term maturity portfolio to an intermediate-term portfolio.]

Portfolio turnover is included in the Prospectuses under "Financial Highlights." The Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Fund seeks to maintain a low portfolio turnover rate, although the Fund may engage in higher portfolio turnover in order to reduce shareholder exposure to taxes (such as when the Advisor sells securities to create a loss to offset gains realized on other securities).

FUND CHARGES AND EXPENSES

   Under the Fund's Investment Advisory Agreement with the Advisor, the Fund pays the Advisor a monthly fee at the annual rate of:

         Average Daily Net Assets                 Rate
-----------------------------------------         ----
      Net assets under $500 million               0.48%
Net assets of $500 million but less than
                $1 billion                        0.43%
Net assets of $1 billion but less than
               $1.5 billion                       0.40%

Net assets of $1.5 billion but less than
                $3 billion                        0.37%

Net assets of $3 billion but less than $6
                 billion                          0.36%

    Net assets in excess of $6 billion            0.35%

      Prior to November 1, 2003, the Fund paid the Advisor a monthly fee at the annual rate of: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

      Prior to November 1, 2003, the Fund paid the Advisor a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. In addition, the Advisor waived fees as follows: 0.20% of the first $500 million of average daily net assets, plus 0.25% of the next $500 million of average daily net assets, plus 0.30% of the next $500 million of average daily net assets, plus 0.35% of the next $500 million of average daily net assets, plus 0.40% of average daily net assets in excess of $2 billion.

      Under the Fund's administration agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

      Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual fee based on the average daily net assets of each Fund as follows: $25,000 under $50 million; $35,000 of $50 million but less than $200 million; $50,000 of $200 million but less than $500 million; $85,000 of $500 million but less than $1 billion and $125,000 in excess of $1 billion. The annual fees for the Fund with more than 25% in non-domestic assets will be 150% of the annual fees described above.

      The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      Effective November 1, 2003, under the shareholders' servicing and transfer agency fee arrangement between CFS and the Funds, the Fund pays $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

      Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

            -  A new account set up charge of $5.00 per account; plus

            - An account maintenance fee of $14.00 per annum for each open non-networked account, $11.00 per annum for each of the first 100,000 networked accounts, and $8.00 per annum for each networked account in excess of the first 100,000, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

            - An account fee of $14.00 per annum for each of the first 100,000 closed accounts and $11.00 per annum for each closed account in excess of the first 100,000, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

            - The Fund's allocated share of CFS' out-of-pocket expenses reasonably incurred by CFS in performing its duties and responsibilities pursuant to this arrangement.

There is a minimum annual fee per Fund of $5,000.

PFPC Inc. ("PFPC") (formerly know as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator and transfer and dividend disbursing agent for the Predecessor Fund until July 22, 2002. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

RECENT FEES PAID TO THE ADVISOR, PFPC AND OTHER SERVICE PROVIDERS

The following tables present recent fees paid to the Advisor, PFPC and other service providers by the Fund.

                                                         YEARS ENDED OCTOBER 31,
                                                 --------------------------------------
                                                    2004          2003          2002
                                                 ----------    ----------    ----------
Advisory fee                                     $2,998,135    $4,326,111    $5,540,277
Advisory fee waiver                                  N/A        1,194,121     1,477,407
Pricing and Bookkeeping Fees                        129,576       128,407         N/A
Waivers by Distributor (Class A)                     N/A            8,568         N/A
Waivers by Distributor (Class B)                     N/A            4,598         N/A
Waivers by Distributor (Class C)                      9,486         6,089         N/A
Waivers by Transfer Agent (Class A)                      36         N/A           N/A
Waivers by Transfer Agent (Class B)                     156           920         N/A
Waivers by Transfer Agent (Class C)                     32_           102         N/A
Waivers by Transfer Agent (Class G)                       3         N/A           N/A
Waivers by Transfer Agent (Class T)                      35         N/A           N/A
Waivers by Transfer Agent (Class Z)                     796         N/A           N/A
Administration fee (net of fee waivers)             368,250       386,964       486,086
Shareholder service and Transfer Agency Fee:         N/A            N/A          58,036
  Transfer Agent fee Class A                          8,647             -             -
  Transfer Agent fee Class B                          1,270             -             -
  Transfer Agent fee Class C                            833             -             -
  Transfer Agent fee Class G                            628
  Transfer Agent fee Class T                          9,720             -             -
  Transfer Agent fee Class Z                        170,269             -             -
  Service fee Class A                                44,249        42,792          (a)
  Service fee Class B                                 5,829         7,663          (a)
  Service fee Class C                                 4,205         2,537          (a)
  Service fee Class G                                 2,083         3,480         4,188
  Shareholder Service fee Class T                    33,729        36,455          (b)
  Distribution fee Class B                           18,945        22,988          (a)
  Distribution fee Class C                           13,690         7,609          (a)
  Distribution fee Class G                            9,025        15,078        20,822

(a) Class A, B and C are newer classes of shares initially offered on November 25, 2002

(b) On November 25, 2002, the Retail B shares of the Fund were redesignated Class G shares.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Funds Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2004 and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                                                Total Compensation from
                                                     Aggregate Compensation         the Fund Complex
                          Pension or Retirement      from the Fund for the      Paid to the Trustees for
                        Benefits Accrued as part       Fiscal Year Ended        the Calendar Year Ended
     Trustee(a)            of Fund Expenses(b)          October 31, 2004          December 31, 2004(a)
---------------------   ------------------------     ----------------------     ------------------------
Douglas A. Hacker                  N/A                       2,201                      135,000
Janet Langford Kelly               N/A                       1,631                      148,500
Richard W. Lowry                   N/A                       1,462                      150,700
William E. Mayer                   N/A                       1,636                      166,700
Charles R. Nelson                  N/A                       1,604                      141,500
John J. Neuhauser                  N/A                       1,528                      158,284
Patrick J. Simpson(c)              N/A                       1,496                      129,000
Thomas E. Stitzel                  N/A                       1,653                      149,000
Thomas C. Theobald(d)              N/A                       1,997                      172,500
Anne-Lee Verville (e)              N/A                       1,818                      157,000
Richard L. Woolworth               N/A                       1,488                      131,000

(a) As of December 31, 2004, the Fund Complex consisted of [ ] open-end and [ ] closed-end management investment company portfolios.

(b) The Fund do not currently provide pension or retirement plan benefits to the Trustees.

(c) During the fiscal year ended October 31, 2004 and the calendar year ended December 31, 2004, Mr. Simpson deferred $1,496 of his compensation from the Fund, and $129,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.

(d) During the fiscal year ended October 31, 2004 and the calendar year ended December 31, 2004, Mr. Theobald deferred $1,094 of his compensation from theFund, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

(e) During the fiscal year ended October 31, 2004 and the calendar year ended December 31, 2004, Ms. Verville deferred $668 of her compensation from Fund, and $55,000 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Trust (the "Board") effective December, 2003.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent auditors, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended October 31, 2004, the Audit Committee convened eleven times.

GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended October 31, 2004, the Governance Committee convened five times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended October 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

COMPLIANCE COMMITTEE

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to May 10, 2005, Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended October 31, 2004, the Compliance Committee convened six times.

INVESTMENT OVERSIGHT COMMITTEES

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of Funds in the Fund Complex which they review:

      IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing Funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

      IOC #2: Mr. Hackerand Ms. Verville are responsible for reviewing Funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

      IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing Funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

      IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing Funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (a) in the Fund and (ii) in the Funds in the Fund Complex.

                                                 AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF     EQUITY SECURITIES OWNED IN
                           EQUITY SECURITIES      ALL FUNDS OVERSEEN BY
   NAME OF TRUSTEE         OWNED IN THE FUND    TRUSTEE IN THE FUND COMPLEX
----------------------     -----------------    ---------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                  $0                  Over $100,000
Janet Langford Kelly               $0                  Over $100,000
Richard W. Lowry                   $0                  Over $100,000
Charles R. Nelson            $10,000-$50,000           Over $100,000
John J. Neuhauser                  $0                  Over $100,000
Patrick J. Simpson                 $0                  Over $100,000
Thomas E. Stitzel                  $0                  Over $100,000
Thomas C. Theobald                 $0                  Over $100,000
Anne-Lee Verville                  $0                       $      0
Richard L. Woolworth               $0                  Over $100,000

INTERESTED TRUSTEES
William E. Mayer                   $0                  Over $100,000

BROKERAGE COMMISSIONS

There were no commissions paid on transactions by any of the Fund during the past fiscal year. See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At October 31, 2004, the Fund did not hold securities of its regular brokers or dealers.

MANAGEMENT OF THE FUND

The Advisor is the investment advisor to the Fund. Columbia Management Advisors Inc (CMA) is a part of a larger organization known as Columbia Management Group, Inc., a U.S. financial holding company, which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, CMA is located at 100 Federal Street, Boston, MA 02110.

SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Fund as of the year ended October 31, 2004 were (in Dollars):

                                                    CLASS A  CLASS B  CLASS C  CLASS T  CLASS G
                                                    -------  -------  -------  -------  -------
Fees to FSFs                                           55      17       25       37        3
Allocated cost of sales material relating to the
Fund (including printing, mailing, and promotion
expenses)                                               2      (a)       2       (a)      (a)
Allocated travel, entertainment and other
promotional expenses                                    5      (a)       3         1      (a)

(a)   Rounds to less than one.

SALES CHARGES

Columbia Funds Distributor, Inc. is the Fund's distributor. Prior to July 22, 2002, PFPC Distributors served as distributor for the Predecessor Fund. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors was entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Predecessor Fund. During the last three fiscal years, CFD, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Class A Shares (formerly Retail A Shares) and Class T Shares (for the last fiscal year) purchases as follows (in dollars):

                                                      CLASS A    CLASS B    CLASS C    CLASS G    CLASS T
                                                      -------    -------    -------    -------    -------
Aggregate initial sales charges on Fund share sales     $32        N/A        N/A        N/A        $2
Aggregate CDSC retained by CFD Fund share sales           0          4         (a)         2         0
Initial sales charges retained by CFD                     5       N./A       N./A       N./A        (a)

(a)   Rounds to less than one.

                                                                                    2002          2001
                                                                                   -------       -------
Aggregate initial sales charges on Predecessor Fund share sales                    $     0       $     0
Initial sales charges retained by PFPC Distributors, PDI and/or FD Distributors          0             0
Initial sales charges retained by CFD                                              $14,942           N/A

      Prior to July 22, 2002, PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Predecessor Fund.

      12b-1 PLAN, SHAREHOLDER SERVICING PLAN, CDSCs AND CONVERSION OF SHARES

      The Fund offers Class A, Class B, Class C, and Class Z shares. The Fund also offer Class T and Class G shares. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for each share class except Class Z shares. Under the Plan, the Fund pays CFD monthly a service fee at an annual rate of 0.20% of the Fund's average daily net assets attributed to Class A, B and C shares.

      The Funds also pay CFD monthly a distribution fee at an annual rate of 0.65% of the Fund's average daily net assets attributed to Class B and Class C shares.

      The Fund having Class G shares may pay CFD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Fund does not intend to pay more than a total of 0.80% for Class G distribution and shareholder service fees during the current fiscal year.

      CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

      Class T shares of the Fund are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, the Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers.

      Current service arrangements are limited to payments of 0.15% for the Fund.

      Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to the Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

      Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses for the Fund.

      No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

      A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See the Prospectus for a description of the different programs.

      A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee. See the Prospectus for a description of the different programs.

OWNERSHIP OF THE FUND

As of record on January 31, 2005, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the then outstanding Classes A, B, C, T, G or Z of the Fund.

As of record on January 31, 2005, the following shareholders owned of record 5% or more of the shares of the classes of the Predecessor Fund noted below:

I

CLASS                      ACCOUNT                           PERCENT (%)
  A          MERRILL LYNCH PIERCE FENNER & SMITH                15.24
             FOR THE SOLE BENEFIT OF ITS

             CUSTOMERS
              4800 DEER LAKE DR E FL 2
              JACKSONVILLE FL  32246-6484

  A          UBS FINANCIAL SEVICESW INC. FBO                     5.04
             MARGARTET E DIPONIO TTEE
              BY MARGARET E DIPONIO
             14800 FARMINGTON RD STE 102
             LIVONIA MI  48154-5464

  B          PERSHING LLC                                        7.75
             P.O. BOX 2052
             JERSEY CITY NJ  07303-2052

  B          CITIGROUP GLOBAL MARKETS, INC.                     11.69
             ATTN: PETER BOOTH 7TH FLOOR
             333 W 34TH STREET
             NEW YORK NY  10001-2402

  C          CITIGROUP GLOBAL MARKETS, INC.                      6.71
             ATTN: PETER BOOTH 7TH FLOOR
             333 W 34TH STREET
             NEW YORK NY  10001-2402

  C          MERRILL LYNCH PIERCE FENNER & SMITH                35.37
             FOR THE SOLE BENEFIT OF ITS
             CUSTOMERS
              4800 DEER LAKE DR E FL 2
              JACKSONVILLE FL  32246-6484

  C          A G EDWARDS & SONS INC FBO                         11.07
             RICHARD J MIELE &
             CARMEL L MIELE TBE
              1 N JEFFERSON AVE
              SAINT LOUIS MO  63103-2205

  C          NFSC                                                5.86
             SIRIOS LIVINGSTON
             SOTERO SIRIUS JR
             1254 CAYAMACA AVE
             CHULA VISTER, CA  91911-3553
              MINDEN LA  71055-7146

  G          ANTHONY COSTA &                                    14.35
             MARIA M COSTA JTWROS
             142 FREMONT ST
              TAUNTON MA  02780-1215

  G          ADP CLEARING & OUTSOURCING                         25.94
             26 BROADWAY
              NEW YORK NY  10004-1703

  G          ADP CLEARING & OUTSOURCING                         11.91
             26 BROADWAY
              NEW YORK NY  10004-1703

  G          ADP CLEARING & OUTSOURCING                          7.50
             26 BROADWAY
             NEW YORK NY 10004-1703

  G          HOWARD L LOVELACE &                                10.75
             MARY E LOVELACE JT WROS
             15 NOTTINGHILL CT
             MANALAPAN NJ 07726-8685

  T          CHARLES SCHWAB & CO INC                             8.91
             ATTN MUTUAL FUNDS
             101 MONTGOMERY ST
             SAN FRANCISCO CA 94104-4122

  Z          GALES & CO                                         41.30
             FLEET INVESTMENT SERVICES
             MUTUAL FUNDS UNIT-NY/RO/TO4A
              159 E MAIN ST
              ROCHESTER NY 14638-0001

  Z          GALES & CO                                         34.56
             FLEET INVESTMENT SERVICES
             MUTUAL FUNDS UNIT-NY\RO\TO4A
              159 E MAIN ST
              ROCHESTER NY 14638-0001

CUSTODIAN OF THE FUND

State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is theFund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, is the independent registered public accounting firm for the Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. For prior periods ended October 31, 2003, 2002 and 2001 and prior, Ernst & Young LLP served as the Fund's independent registered public accounting firm. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP for the year ended October 31, 2004, of Ernst & Young LLP for the fiscal years ended October 31, 2003, 2002, 2001 and 2000 given on the authority of said firms as experts in accounting and auditing for the Fund and the Predecessor.

For the Fund, for the years ended October 31, 2003, 2002 and 2001 and for the period ended October 31, 2000, the financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP given on the authority of said firm as experts in auditing and accounting. For the Fund, the information for the year ended May 31, 2000, has been derived from the Fund's financials statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of October 31, 2004.

                   OTHER SEC-REGISTERED
                   OPEN-END AND CLOSED-END  OTHER POOLED INVESTMENT
PORTFOLIO MANAGER          FUNDS                    VEHICLES            OTHER ACCOUNTS
-----------------  -----------------------  -----------------------  ------------------
                    Number of                Number of               Number of
                    accounts      Assets     accounts      Assets    accounts    Assets
                   -----------  ----------  ----------  -----------  ---------  -------
Name[*]            -----------  ----------  ----------  -----------  ---------  -------
Name               -----------  ----------  ----------  -----------  ---------  -------
Name               -----------  ----------  ----------  -----------  ---------  -------

[* Information for Mr./Ms. [    ], who began managing the Predecessor Fund after
its fiscal year end, is as of [recent practicable date].]

See "Management -- Portfolio Transactions -- Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Adviser addresses potential conflicts of interest resulting from an individual's management of more than one account.

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Predecessor Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Predecessor Fund's most recent fiscal year:

                   Dollar Range of Equity Securities in the Fund Beneficially
Portfolio Manager                         Owned
-----------------  ----------------------------------------------------------
Name[*]            ----------------------------------------------------------

[* Information for Mr./Ms. [    ], who began managing the Fund after its most
recent fiscal year end, is as of [recent practicable date].]

COMPENSATION

As of the Predecessor Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark[s] noted below, emphasizing the manager's three- and five-year performance. The Adviser may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall business performance.

     PORTFOLIO MANAGER        PERFORMANCE BENCHMARK
--------------------------    ---------------------
[Name of Portfolio Manager]        [Benchmark]

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

As noted in the prospectus, in addition to the principal investment strategies and the principal investment risks described in the prospectus, a Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to a Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a Fund's prospectus or
Part I of this SAI, or by applicable law, the Fund may engage in each of the practices described below.

SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

EXCHANGE-TRADED FUNDS ("ETFs"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central

Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

BANK OBLIGATIONS include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and USAGE. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October

22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                             Number of
                                   Year First                                            Portfolios in Fund
                                   Elected or                                                 Complex
   Name, Address        Position  Appointed to         Principal Occupation(s)                Overseen
      and Age          with Funds   Office(1)          During Past Five Years                by Trustee     Other Directorships Held
---------------------- ---------- ------------ ----------------------------------------- ------------------ ------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker        Trustee       1996    Executive Vice President - Strategy of            101         Orbitz, Inc (on-line
(Age 49)                                       United Airlines (airline) since December,                       travel company)
P.O. Box 66100                                 2002 (formerly President of UAL Loyalty
Chicago, IL 60666                              Services (airline) from September, 2001
                                               to December, 2002; Executive Vice
                                               President and Chief Financial Officer
                                               of United Airlines from March, 1999 to
                                               September, 2001; Senior Vice President-
                                               Finance from March, 1993 to July, 1999).

                                                                                             Number of
                                   Year First                                            Portfolios in Fund
                                   Elected or                                                 Complex
   Name, Address        Position  Appointed to         Principal Occupation(s)                Overseen
      and Age          with Funds   Office(1)          During Past Five Years                by Trustee     Other Directorships Held
---------------------- ---------- ------------ ----------------------------------------- ------------------ ------------------------
DISINTERESTED TRUSTEES

Janet Langford Kelly    Trustee       1996     Partner, Zelle, Hofmann, Voelbel, Mason &        101                  None
(Age 47)                                       Gette LLP (law firm); Adjunct Professor
9534 W. Gull Lake                              of Law, Northwestern University, since
Drive                                          September, 2004; Private Investor since
Richland, MI                                   March, 2004 (formerly Chief
49083-8530                                     Administrative Officer and Senior Vice
                                               President, Kmart Holding Corporation
                                               (consumer goods), from September, 2003 to
                                               March, 2004; Executive Vice President
                                               -Corporate Development and
                                               Administration, General Counsel and
                                               Secretary, Kellogg Company (food
                                               manufacturer), from September, 1999 to
                                               August, 2003; Senior Vice President,
                                               Secretary and General Counsel, Sara Lee
                                               Corporation (branded, packaged,
                                               consumer-products manufacturer) from
                                               January, 1995 to September, 1999).

Richard W. Lowry        Trustee       1995     Private Investor since August, 1987              103                  None
(Age 68)                                       (formerly Chairman and Chief Executive
10701 Charleston                               Officer, U.S. Plywood Corporation
Drive                                          (building products manufacturer)).
Vero Beach, FL 32963

                                                                                             Number of
                                   Year First                                            Portfolios in Fund
                                   Elected or                                                 Complex
   Name, Address        Position  Appointed to         Principal Occupation(s)                Overseen
      and Age          with Funds   Office(1)          During Past Five Years                by Trustee     Other Directorships Held
---------------------- ---------- ------------ ----------------------------------------- ------------------ ------------------------
DISINTERESTED TRUSTEES

Charles R. Nelson        Trustee      1981     Professor of Economics, University of            101                  None
(Age 62)                                       Washington, since January, 1976; Ford and
Department of                                  Louisa Van Voorhis Professor of Political
Economics                                      Economy, University of Washington, since
University of                                  September, 1993 (formerly Director,
Washington                                     Institute for Economic Research,
Seattle, WA 98195                              University of Washington from September,
                                               2001 to June, 2003) Adjunct Professor of
                                               Statistics, University of Washington,
                                               since September, 1980; Associate Editor,
                                               Journal of Money Credit and Banking,
                                               since September, 1993; consultant on
                                               econometric and statistical matters.

John J. Neuhauser        Trustee      1985     Academic Vice President and Dean of              103         Saucony, Inc. (athletic
(Age 61)                                       Faculties since August, 1999, Boston                                footwear)
84 College Road                                College (formerly Dean, Boston College
Chestnut Hill,                                 School of Management from September, 1977
MA 02467-3838                                  to September, 1999).

Patrick J. Simpson       Trustee      2000     Partner, Perkins Coie L.L.P. (law firm).         101                  None
(Age 60)
1120 N.W. Couch Street
Tenth Floor Portland,
OR 97209-4128

Thomas E. Stitzel        Trustee      1998     Business Consultant since 1999 (formerly         101                  None
(Age 68)                                       Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                         College of Business, Boise State
Boise, ID  83706                               University); Chartered Financial Analyst.

DISINTERESTED TRUSTEES

Thomas C. Theobald       Trustee      1996     Partner and Senior Advisor, Chicago              101          Anixter International
(Age 67)(3)                and                 Growth Partners (private equity                                 (network support
303 W. Madison           Chairman              investing) since September, 2004                             equipment distributor);
Suite 2500 Chicago,       of the               (formerly Managing Director, William                              Ventas, Inc.
IL 60606                  Board                Blair Capital

                                                                                             Number of
                                   Year First                                            Portfolios in Fund
                                   Elected or                                                 Complex
   Name, Address        Position  Appointed to         Principal Occupation(s)                Overseen
      and Age          with Funds   Office(1)          During Past Five Years                by Trustee     Other Directorships Held
---------------------- ---------- ------------ ----------------------------------------- ------------------ ------------------------
DISINTERESTED TRUSTEES
                                               Partners (private equity investing) from                     (real estate investment
                                               September, 1994 to September, 2004).                            trust); Jones Lang
                                                                                                              LaSalle (real estate
                                                                                                            management services) and
                                                                                                             Ambac Financial Group
                                                                                                              (financial guaranty
                                                                                                                   insurance)

Anne-Lee Verville        TRUSTEE      1998     Retired since 1997 (formerly General             101         Chairman of the Board of
(Age 59)                                       Manager, Global Education Industry, IBM                      Directors, Enesco Group,
359 Stickney                                   Corporation (computer and technology)                        Inc. (designer, importer
Hill Road Hopkinton,                           from 1994 to 1997).                                             and distributor of
NH 03229                                                                                                         collectibles)

Richard L. Woolworth     Trustee      1991     Retired since December 2003 (formerly            101          Northwest Natural Gas
(Age 63)                                       Chairman and Chief Executive Officer, The                    Co. (natural gas service
100 S.W. Market                                Regence Group (regional health insurer);                            provider)
Street #1500                                   Chairman and Chief Executive Officer,
Portland, OR 97207                             BlueCross BlueShield of Oregon; Certified
                                               Public Accountant, Arthur Young &
                                               Company)

                                                                                             Number of
                                   Year First                                            Portfolios in Fund
                                   Elected or                                                 Complex
   Name, Address        Position  Appointed to         Principal Occupation(s)                Overseen
      and Age          with Funds   Office(1)          During Past Five Years                by Trustee     Other Directorships Held
---------------------- ---------- ------------ ----------------------------------------- ------------------ ------------------------
    2.  Interested
        Trustee

William E. Mayer(2)      Trustee      1994     Partner, Park Avenue Equity Partners             103          Lee Enterprises (print
(Age 64)                                       (private equity) since February, 1999                         media), WR Hambrecht +
399 Park Avenue                                (formerly Partner, Development Capital                        Co. (financial service
Suite 3204                                     LLC from November 1996 to February,                            provider); Reader's
New York, NY 10022                             1999).                                                         Digest (publishing);
                                                                                                              OPENFIELD Solutions
                                                                                                                (retail industry
                                                                                                              technology provider)

(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Columbia Fund.

(2) Mr. Mayer may be deemed an "interested person" (as defined in the 1940 Act) of the Fund by reason of his affiliation with WR Hambrecht + Co.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                              Year First
                                              Elected or
         Name, Address            Position   Appointed to                         Principal Occupation(s)
           and Age               with Funds     Office                            During Past Five Years
------------------------------  -----------  ------------  -------------------------------------------------------------------------
OFFICERS

Christopher L. Wilson (Age 47)   President      2004       Head of Mutual Funds for the Advisor since August, 2004 and Senior Vice
One Financial Center                                       President of the Advisor since January, 2005; President of Colombia
Boston, MA 02111                                           Funds, Liberty Funds and Stein Roe Funds since October, 2004; President and Chief Executive Officer of the Nations Funds since January 2005;
                                                           Senior Vice President of BACAP Distributors LLC since January 2005;
                                                           Director of FIM Funding, Inc. since January 2005; Senior Vice President of Columbia Funds Distributor, Inc. since January 2005 (formerly
                                                           President and Chief Executive Officer, CDC IXIS Asset Management
                                                           Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 40)    Treasurer      2000       Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                                       Funds, Stein Roe Funds and All-Star Funds since December, 2000, Vice
Boston, MA 02111                                           President of the Advisor since April, 2003 (formerly President of the
                                                           Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                           October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                           Funds and All-Star Funds from February, 1998 to October, 2000);
                                                           Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund,
                                                           LLC; Vice President of Colonial Management Associates, Inc. from
                                                           February, 1998 to October, 2000).

Mary Joan Hoene (Age 54)        Senior Vice     2004       Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street              President                 Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005               and Chief                 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
                                Compliance                 August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999
                                  Officer                  to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                                           Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (Age 35)         Chief        2004       Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center            Accounting                 Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                  Officer                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
                                                           May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May,
                                                           2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                           and Stein Roe Funds from February, 2001 to June, 2002; Assistant
                                                           Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds
                                                           from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP
                                                           from May, 1997 to August, 1999).

                                              Year First
                                              Elected or
         Name, Address            Position   Appointed to                         Principal Occupation(s)
           and Age               with Funds     Office                            During Past Five Years
------------------------------  -----------  ------------  -------------------------------------------------------------------------
Jeffrey R. Coleman (Age 35)      Controller      2004      Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                                       All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                           Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
                                                           Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                           Assistant Vice President of CDC IXIS Asset Management Services,
                                                           Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to
                                                           February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August,
                                                           2000).

R. Scott Henderson (Age 45)      Secretary       2004      Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                                       December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001
Boston, MA 02111                                           to September, 2004; Executive Director and General Counsel, Massachusetts
                                                           Pension Reserves Investment Management Board from September, 1997 to
                                                           March, 2001).

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

The Trustees will receive an aggregate annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting from all Funds for which they serve as trustee or director (other than Liberty All-Star Funds for Messrs. Lowry, Mayer and Neuhauser and Columbia Management Multi-Strategy Hedge Fund, LLC for Mr. Neuhauser and Ms. Verville). Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Agreement provides for the payment to the Advisor of the fee discussed in the Prospectus.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

      (f)   maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

TRUST SERVICES AGREEMENT

Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Class E and Class F shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

      - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Fund's Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

CODE OF ETHICS

The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                             FREQUENCY OF
   TYPE OF FUND       INFORMATION PROVIDED    DISCLOSURE     DATE OF WEB POSTING
------------------  -----------------------  ------------  ---------------------
   Equity Funds     Full portfolio holdings    Monthly     30 calendar days after
                    information.                                 month-end.

Fixed Income Funds  Full portfolio holdings   Quarterly    60 calendar days after
                    information.                                quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET
FUND))

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING

Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price

Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

FEE-BASED COMPENSATION ARRANGEMENTS. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995; and

      - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

      -     Galaxy Fund shareholders prior to December 1, 1995;

      - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

      - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCs) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act
            (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A and Z shares of certain Funds)

Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                   REALLOWANCE TO
                                    REALLOWANCE TO DEALERS       DEALERS AS A % OF
                                   AS A % OF OFFERING PRICE       OFFERING PRICE
      AMOUNT OF TRANSACTION         PER SHARE - BOND FUNDS   PER SHARE - EQUITY FUNDS
---------------------------------  ------------------------  ------------------------
Less than $50,000                            4.25                      5.00
$50,000 but less than $100,000               3.75                      3.75
$100,000 but less than $250,000              2.75                      2.75

$250,000 but less than $500,000              2.00                      2.00
$500,000 but less than $1,000,000            1.75                      1.75
$1,000,000 and over                          0.00                      0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE  SHARES ARE SOLD
-----------------------------  ---------------
Through first year                  5.00
Through second year                 4.00
Through third year                  3.00
Through fourth year                 3.00
Through fifth year                  2.00
Through sixth year                  1.00
Longer than six years               None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE  SHARES ARE SOLD
-----------------------------  ---------------
Through first year                   5.50
Through second year                  5.00
Through third year                   4.00
Through fourth year                  3.00
Through fifth year                   2.00
Through sixth year                   1.00
Through the seventh year             None
Longer than seven years              None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES

                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE  SHARES ARE SOLD
-----------------------------  ---------------
Through first year                   5.00
Through second year                  4.00
Through third year                   3.00
Through fourth year                  3.00
Through fifth year                   2.00
Through sixth year                   1.00
Longer than six years                0.00

      Automatic conversion to Class A shares occurs eight years after purchase.

      The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

      Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

      Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although

                                        b
addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                        c

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        d

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Prime-1  Highest Quality
            Prime-2  Higher Quality
            Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic

                                        e
rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                        f

                                   APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

      3. All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds1 and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

      4. CMA's POLICY IS BASED UPON ITS FIDUCIARY OBLIGATION TO ACT IN ITS CLIENTS' BEST INTERESTS. IN ADDITION, THE SEC RECENTLY ADOPTED RULES UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THE INVESTMENT ADVISERS ACT OF 1940. THESE RULES IMPOSE OBLIGATIONS WITH RESPECT TO PROXY VOTING ON INVESTMENT ADVISERS AND INVESTMENT COMPANIES.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

----------
(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

                                        g

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

      5.    II. Proxy Committee

      6.

      7. CMA SHALL ESTABLISH A PROXY COMMITTEE WHOSE STANDING MEMBERS SHALL INCLUDE THE HEADS OF ACTIVE EQUITY AND EQUITY RESEARCH, AS WELL AS REPRESENTATIVES FROM FUND ADMINISTRATION, COMPLIANCE AND LEGAL. EACH PORTFOLIO MANAGER (OR SUB-ADVISER) OF A FUND OR ACCOUNT WHICH HOLDS SECURITIES OF AN ISSUER HAVING A SHAREHOLDER MEETING, AS WELL AS THE HEAD OF THE ASSET CLASS FOR WHICH THE SECURITY WAS SELECTED, SHALL BE AN AD HOC MEMBER OF THE PROXY COMMITTEE IN CONNECTION WITH THE VOTE OF PROXIES FOR THE MEETING.

      8.

      9.    THE PROXY COMMITTEE'S FUNCTIONS SHALL INCLUDE, IN PART,

            (a) DIRECTION OF THE VOTE ON PROPOSALS WHERE THERE HAS BEEN A RECOMMENDATION TO THE COMMITTEE NOT TO VOTE ACCORDING TO THE PREDETERMINED POLICY PROVIDED IN THE VOTING GUIDELINES IN III
                  (A) BELOW OR WHICH PROPOSALS REQUIRE SPECIAL CONSIDERATION UNDER III (B) BELOW,

            (b) SEMI-ANNUAL REVIEW OF THIS PROXY VOTING POLICY AND PROCEDURE TO ENSURE CONSISTENCY WITH INTERNAL POLICIES AND REGULATORY AGENCY POLICIES,

      10.

            (c) SEMI-ANNUAL REVIEW OF EXISTING VOTING GUIDELINES AND DEVELOPMENT OF ADDITIONAL VOTING GUIDELINES TO ASSIST IN THE REVIEW OF PROXY PROPOSALS, AND

            (d) DEVELOPMENT AND MODIFICATION OF VOTING PROCEDURES AS IT DEEMS APPROPRIATE OR NECESSARY.

      11. IN DETERMINING THE VOTE OF ANY PROPOSAL FOR WHICH IT HAS RESPONSIBILITY, THE PROXY COMMITTEE SHALL CONSIDER WHETHER THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, THE PROXY COMMITTEE SHALL EXAMINE THE PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

                                        h

A.    THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

1.    Matters Relating to the Board of Directors/Corporate Governance

      CMA generally will vote FOR:

            - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

                  However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

                  On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

            - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

            -     Proposals to declassify boards.

            - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

            - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

            - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

            - Proposals that restore shareholder ability to remove directors with or without cause.

            - Proposals that encourage directors to own a minimum amount of stock.

            - Proposals to permit shareholders to elect directors to fill board vacancies.

            -     Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

            -     Proposals to classify boards.

            - Proposals that give management the ability to alter the size of the board without shareholder approval.

            - Proposals that provide directors may be removed only by supermajority vote.

            - Proposals which allow more than one vote per share in the election of directors.

            - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

            - Shareholder proposals that mandate a minimum amount of stock that directors must own.

            - Shareholder proposals to limit the tenure of outside directors.

2.    Compensation

      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

      CMA generally will vote FOR:

            - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

            - Shareholder proposals asking a company to expense stock options.

            - Shareholder proposals to put option repricings to a shareholder vote.

            - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

            - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

                                        j

3.    Capitalization

      CMA generally will vote FOR:

            - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

            - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

            - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

            -     Proposals to reduce or change the par value of common stock.

            - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

            - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.    Mergers, Restructurings and Other Transactions

      CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    Anti-Takeover Measures

      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

            - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

            - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

            - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

            - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

                                        k

6.    Other Business Matters

      CMA generally will vote FOR

            - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

            - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            -     Proposals to approve a change in the company's name.

            - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

            - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

            - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

            - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

            - Authorization to transact other unidentified, substantive business at a meeting.

            - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

            -     Proposals to vote unmarked proxies in favor of management.

B.          ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

      12. THE PROXY COMMITTEE MAY VARY FROM THE PREDETERMINED POLICY IF IT DETERMINES THAT VOTING ON THE PROPOSAL ACCORDING TO THE PREDETERMINED POLICY WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES OR TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS. IN DETERMINING THE VOTE ON ANY PROPOSAL, THE PROXY COMMITTEE SHALL NOT CONSIDER ANY BENEFIT OTHER THAN BENEFITS TO THE OWNER OF THE SECURITIES TO BE VOTED.

C.          PROPOSALS REQUIRING SPECIAL CONSIDERATION

      13. THE FOLLOWING PROPOSALS REQUIRE INDIVIDUAL, SPECIAL CONSIDERATION. THE PROXY COMMITTEE WILL DETERMINE HOW PROXIES RELATED TO EACH OF THESE PROPOSALS WILL BE VOTED. THE PROXY COMMITTEE SHALL DETERMINE TO

                                        l

            VOTE AGAINST ANY SUCH PROPOSAL WHICH WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES OR TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS IN DETERMINING THE VOTE ON ANY PROPOSAL, THE PROXY COMMITTEE SHALL NOT CONSIDER ANY BENEFIT OTHER THAN BENEFITS TO THE OWNER OF THE SECURITIES TO BE VOTED.

            1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

            2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

            3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

            4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

            5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

            6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

            7.    EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III
                  (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

            8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

      - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

      - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

      - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

      - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall

                                        m
         promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

      - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

      - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                                        n

COLUMBIA TAX-EXEMPT FUNDS     Prospectus, April 1, 2005, as revised       ,
2005

COLUMBIA TAX-EXEMPT FUND

COLUMBIA TAX-EXEMPT INSURED FUND

CLASS A, B AND C SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUNDS                                               2
---------------------------------------------------------
Each of these sections discusses the following
topics: Investment Goal, Principal Investment
Strategies, Principal Investment Risks, Performance
History and Your Expenses
Columbia Tax-Exempt Fund.............................   2
Columbia Tax-Exempt Insured Fund.....................   8
YOUR ACCOUNT                                           15
---------------------------------------------------------
How to Buy Shares....................................  15
Sales Charges........................................  16
How to Exchange Shares...............................  21
How to Sell Shares...................................  21
Fund Policy on Trading of Fund Shares................  22
Distribution and Service Fees........................  24
Other Information About Your Account.................  24

MANAGING THE FUNDS                                     27
---------------------------------------------------------
Investment Advisor...................................  27
Portfolio Manager....................................  27
Legal Proceedings....................................  27

OTHER INVESTMENT
STRATEGIES AND RISKS                                   29
---------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   31
---------------------------------------------------------
Columbia Tax-Exempt Fund.............................  31
Columbia Tax-Exempt Insured Fund.....................  34

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUNDS -- COLUMBIA TAX-EXEMPT FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its total assets in tax-exempt bonds. Under normal market conditions, the Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means that they are rated at least BBB (or Baa) by a nationally recognized rating agency. Bonds subject to the alternative minimum tax will not be counted for purposes of the 80% test described above. The Fund's investment advisor may purchase bonds of any maturity.

The Fund may invest up to 35% of its total assets in any combination of the following bonds (not including pre-refunded bonds): (i) bonds rated below investment grade by a nationally recognized rating agency and (ii) bonds that are not rated, provided that the Fund's total investments in unrated bonds may not exceed 25% of its total assets.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and nonhedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

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              UNDERSTANDING TAX-EXEMPT BONDS

              Tax-Exempt Bonds are issued by state and local governments for various public purposes. The interest on tax-exempt
              bonds, typically, is not subject to federal income tax. As a result, the yields on tax-exempt securities are generally lower than the yields on taxable bonds with similar
              maturities. However, a portion or all of such interest may be subject to a shareholder's federal alternative minimum tax liability. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from federal tax.
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PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. The municipal securities

----
 2

THE FUNDS -- COLUMBIA TAX-EXEMPT FUND

market is also subject to uncertainties related to taxation, changes in legislation and the rights of municipal security holders. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally-owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed

                                                                            ----

THE FUNDS -- COLUMBIA TAX-EXEMPT FUND

without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years. The returns shown are the returns of the Class A, B and C shares of Columbia Tax Exempt Fund, a series of Columbia Funds Trust IV, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

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              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").

              The Fund's returns are compared to the Lehman Brothers
              Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees,
              expenses or taxes and are not professionally managed. The
              Fund's returns are also compared to the average return of the funds included in the Lipper General Municipal Debt Funds
              Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

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 4

THE FUNDS -- COLUMBIA TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       17.64%      2.68%      9.60%      6.67%                10.81%      3.22%      9.63%      6.15%      4.57%
                                                                   -4.91%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return         For the periods shown in bar chart:
            through June 30, 2005 was     %               Best quarter: 1st quarter 1995, +7.75%
                                                          Worst quarter: 2nd quarter 2004,    %

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of fund shares at a capital loss may be higher than the return before taxes due to the resulting tax benefit from the capital loss on the after tax return calculation.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                                 -0.40           5.80              5.94
  Return After Taxes on Distributions                                 -0.40           5.80              5.90
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               1.22           5.68              5.84
-------------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                                 -1.21           5.72              5.66
  Return After Taxes on Distributions                                 -1.21           5.72              5.62
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               0.50           5.52              5.52
-------------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                  2.94           6.19              5.78(1)
  Return After Taxes on Distributions                                  2.94           6.19              5.74(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               3.25           5.95              5.63(1)
-------------------------------------------------------------------------------------------------------------
Lehman Index (%)                                                       4.48           7.20              7.06
-------------------------------------------------------------------------------------------------------------
Lipper Average (%)                                                     3.70           6.27              6.06

 (1) Class C of the predecessor fund is a newer class of shares. Its performance information of the predecessor fund includes returns of the predecessor fund's Class B shares for periods prior to the inception of Class C shares. Class B shares would have substantially similar annual returns because Class B and Class C shares generally have similar expense structures. Class A shares of the predecessor fund were initially offered on November 21, 1978, Class B shares of the predecessor fund were initially offered on May 5, 1992 and Class C shares of the predecessor fund were initially offered on August 1, 1997.

                                                                            ----

THE FUNDS -- COLUMBIA TAX-EXEMPT FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                1.00(2)         5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (3)             (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

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 6

THE FUNDS -- COLUMBIA TAX-EXEMPT FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A         CLASS B         CLASS C
Management fee(1) (%)                                            0.49            0.49             0.49
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                        0.20            0.95             0.95(2)
-------------------------------------------------------------------------------------------------------
Other expenses(1) (%)                                            0.16            0.16             0.16
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                         0.85            1.60             1.60(2)

 (1) The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

 (2) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.80% and total annual fund operating expenses for Class C shares would be 1.45%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A                                                           $558           $733             $924           $1,474
------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                                $163           $505             $871           $1,699
          sold all your shares at
          the end of the period                                   $663           $805           $1,071           $1,699
------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                                $163           $505             $871           $1,900
          sold all your shares at
          the end of the period                                   $263           $505             $871           $1,900

                                                                            ----

THE FUNDS -- COLUMBIA TAX-EXEMPT INSURED FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its total assets in tax-exempt bonds that are fully insured as to the payment of interest and principal. As an alternative to purchasing insured bonds, the investment advisor may purchase uninsured bonds and simultaneously purchase insurance for these bonds. The remaining 20% of the Fund's total assets may be invested in uninsured tax-exempt bonds. Under normal market conditions, the Fund invests all of its assets in tax-exempt bonds that are rated investment-grade, which means that they are rated at least BBB (or Baa) by a nationally recognized rating agency. The Fund's investment advisor currently anticipates that most of the insured bonds purchased by the Fund will have the highest credit rating given by a nationally recognized rating agency. Not more than 20% of the Fund's total assets will be rated BBB or Baa. Bonds subject to alternative minimum tax will not be counted for purposes of the 80% test described above.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and nonhedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

             -------------------------------------------------------------------
              UNDERSTANDING

              TAX-EXEMPT BONDS

              Tax-Exempt Bonds are issued by state and local governments for various public purposes. The interest on tax-exempt bonds, typically, is not subject to federal income tax. As a result, the yields on tax-exempt securities are generally lower than the yields on taxable bonds with similar maturities. However, a portion or all of such interest may be subject to a shareholder's federal alternative minimum tax liability. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from federal tax.

              UNDERSTANDING TAX-EXEMPT INSURANCE

              The insurance feature of the Fund's tax-exempt bonds helps to reduce certain financial risks. The insurance may take any of the following forms: (i) the issuer of the bond obtains the insurance at the time the bond is issued; (ii) the Fund buys uninsured tax-exempt bonds and simultaneously insures these specific bonds until their maturity date; and (iii) the Fund buys an insurance policy to cover specific bonds only while the Fund holds the bonds.
             -------------------------------------------------------------------

----
 8

THE FUNDS -- COLUMBIA TAX-EXEMPT INSURED FUND

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. The municipal securities market is also subject to uncertainties related to taxation, changes in legislation and the rights of municipal security holders. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally-owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

While insurance reduces credit risk by insuring that the Fund will receive payment of principal and interest, it does not protect against fluctuations in the value of the Fund's shares caused by changes in interest rates or other factors. Also, insurance premiums, which are paid from the Fund's assets, reduce the Fund's yield.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive

                                                                            ----

THE FUNDS -- COLUMBIA TAX-EXEMPT INSURED FUND

taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

----
 10

THE FUNDS -- COLUMBIA TAX-EXEMPT INSURED FUND

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").

              The Fund's returns are compared to the Lehman Brothers
              Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees,
              expenses or taxes and are not professionally managed. The
              Fund's returns are also compared to the average return of the funds included in the Lipper Insured Municipal Debt Funds
              Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       17.38%      2.26%      9.45%      5.60%                14.13%      3.82%     10.52%      5.07%      3.02%
                                                                   -3.76%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return         For the periods shown in bar chart:
            through June 30, 2005 was     %               Best quarter: 1st quarter 1995, +7.24%
                                                          Worst quarter: 2nd quarter 2004, -3.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of fund shares at a capital loss may be higher than the return before taxes due to the resulting tax benefit from the capital loss on the after tax return calculation.

                                                                            ----

THE FUNDS -- COLUMBIA TAX-EXEMPT INSURED FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                                 -0.40           5.80              5.94
  Return After Taxes on Distributions                                 -0.40           5.80              5.90
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               1.22           5.68              5.84
-------------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                                 -1.21           5.72              5.66
  Return After Taxes on Distributions                                 -1.21           5.72              5.62
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               0.50           5.52              5.52
-------------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                  2.94           6.19              5.78(1)
  Return After Taxes on Distributions                                  2.94           6.19              5.74(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               3.25           5.95              5.63(1)
-------------------------------------------------------------------------------------------------------------
Lehman Index (%)                                                       4.48           7.20              7.06
-------------------------------------------------------------------------------------------------------------
Lipper Average (%)                                                     3.70           6.27              6.06

 (1) Class C is a newer class of shares. Its performance information includes returns of the Class B shares for periods prior to the inception of Class C shares. Class B shares would have substantially similar annual returns because Class B and Class C shares generally have similar expense structures. Class A shares were initially offered on November 20, 1985, Class B shares were initially offered on May 5, 1992 and Class C shares were initially offered on August 1, 1997.

----
 12

THE FUNDS -- COLUMBIA TAX-EXEMPT INSURED FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years.
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                1.00(2)         5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (3)             (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                            ----

THE FUNDS -- COLUMBIA TAX-EXEMPT INSURED FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A         CLASS B         CLASS C
Management fee(1) (%)                                           [0.49]          [0.49]           [0.49]
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       [0.20]          [0.95]           [0.95](2)
-------------------------------------------------------------------------------------------------------
Other expenses(1) (%)                                           [0.21]          [0.21]           [0.21]
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                        [0.90]          [1.65]           [1.65](2)

 (1) Management fee has been restated to reflect contractual changes to the management fee for the Fund effective November 1, 2004.

 (2) [The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.65% and total annual fund operating expenses would be 1.35%. This arrangement may be modified or terminated by the distributor at any time.]

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS          10 YEARS
Class A                                                          [$562]         [$748]           [$950]          [$1,530]
-------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                               [$168]         [$520]           [$897]          [$1,754]
          sold all your shares at
          the end of the period                                  [$668]         [$820]         [$1,097]          [$1,754]
-------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                               [$168]         [$520]           [$897]          [$1,955]
          sold all your shares at the end of the period          [$268]         [$520]           [$897]          [$1,955]

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 14

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Funds' transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Funds' transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

             -------------------------------------------------------------------
             INVESTMENT MINIMUMS

                   INITIAL MINIMUMS:
                   Initial Investment..........................................  $1,000
                   Automatic Investment Plan...................................  $   50
                   Retirement Plan.............................................  $   25

              The Funds reserve the right to change these investment
              minimums. Each Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
             -------------------------------------------------------------------

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to the transfer agent, Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market
                       fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic funds    You may purchase shares of the Fund by electronically
transfer               transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. There may be an
                       additional sales charge if exchanging from a money market
                       fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.

                                                                            ----

YOUR ACCOUNT

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, the sales charges may be reduced or waived, as described below and in the Statement of Additional Information.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              Each Fund offers three classes of shares in this prospectus
              -- CLASS A, B and C. Each share class has its own sales
              charge and expense structure. Determining which share class is best for you depends on the dollar amount you are
              investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class
              C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.
             -------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  4.75               4.99                4.25
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                4.00
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                3.00
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

----
 16

YOUR ACCOUNT



For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                COMMISSION %
Less than $3 million                                                1.00
----------------------------------------------------------------------------
$3 million to less than $5 million                                  0.80
----------------------------------------------------------------------------
$5 million to less than $25 million                                 0.50
----------------------------------------------------------------------------
$25 million or more                                                 0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.


For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
              shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
              longest.
             -------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

  A. What are the principal ways to obtain a breakpoint discount?
There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Funds and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, a Fund will use the shares' current public offering price.

STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to

                                                                            ----

YOUR ACCOUNT

substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by a Fund.

  B. What accounts are eligible for breakpoint discounts?
The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

     - Individual accounts

     - Joint accounts

     - Certain IRA accounts

     - Certain trusts

     - UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

  C. How do I obtain a breakpoint discount?
The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?
Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually

----
 18

YOUR ACCOUNT

disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   3.00
-------------------------------------------------------------------------------
Through fourth year                                                  3.00
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by you and each member of your immediate family (as defined above), together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

                                                                            ----

YOUR ACCOUNT

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00
-------------------------------------------------------------------------------
Longer than three years                                              0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

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 20

YOUR ACCOUNT

CLASS C SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   1.00
-------------------------------------------------------------------------------
Longer than one year                                                 0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Funds' policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the NYSE is open.

When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Funds' transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

A Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, a Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a
                       member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature
                       Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries,
                       surviving joint owners and individual retirement account
                       owners. For details, call 1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check writing       You may sell shares of a Fund by check writing. The check
                       must be at least $500 and no more than $100,000. You will
                       continue to earn dividends on shares until the check is
                       presented to the bank for payment. When the check is
                       presented to the bank a sufficient number of full and
                       fractional shares will be sold at the next determined net
                       asset value to cover the amount of the check. Certificate
                       shares may not be sold by check writing. Check writing is
                       available only for Class A shares. Be sure to complete the appropriate section of the account application for this
                       feature.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

Each Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any

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 22

YOUR ACCOUNT

Columbia Fund (other than a Money Market Fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase, as described below.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                                                                            ----

YOUR ACCOUNT

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
RULE 12B-1 PLAN Each Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.20% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of each Fund's Class C share distribution fee so that it does not exceed 0.60% annually for Columbia Tax-Exempt Fund and 0.45% for Columbia Tax-Exempt Insured Fund. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW A FUND'S SHARE PRICE IS DETERMINED The price of each class of a Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern

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 24

YOUR ACCOUNT

time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's shares outstanding. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for each Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Funds. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Funds have the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Funds, net of expenses incurred by each Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains which are gains on sales of securities held
                       for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              Each Fund may earn income from the securities it holds. Each
              Fund also may realize capital gains or losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of a Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table

                                                                            ----

YOUR ACCOUNT

below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by a Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in a Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. Each Fund intends to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by each Fund, you may realize a capital gain or loss when selling or exchanging shares of a Fund. Such transactions also may be subject to federal, state and local income tax.

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 26

MANAGING THE FUNDS

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Management runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The fund pays a [monthly] advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                         RATE
Net assets under $500 million                                    0.550%
-----------------------------------------------------------------------
Net assets of $500 million but less than $1 billion              0.500%
-----------------------------------------------------------------------
Net assets of $1 billion but less than $1.5 billion              0.470%
-----------------------------------------------------------------------
Net assets of $1.5 billion but less than $3 billion              0.440%
-----------------------------------------------------------------------
Net assets of $3 billion but less than $6 billion                0.430%
-----------------------------------------------------------------------
Net assets in excess of $6 billion                               0.420%
-----------------------------------------------------------------------

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to
[     ]% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
KIMBERLY CAMPBELL, a senior vice president of Columbia Management, is the manager for the Columbia Tax-Exempt Fund and has managed the Columbia Tax-Exempt Fund since May, 2004 and served as a portfolio manager from January, 2002 to March, 2004. Ms. Campbell was on a leave of absence for the period March, 2004 to May, 2004. Ms. Campbell has been associated with Columbia Management or its predecessors since June, 1995.

GARY SWAYZE, a senior vice president of Columbia Management, is the manager for the Columbia Tax-Exempt Insured Fund and has managed the Columbia Tax-Exempt Insured Fund since September, 1997. Mr. Swayze has been associated with Columbia Management or its affiliates since 1997.

The SAI provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG")

                                                                            ----

MANAGING THE FUNDS

to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

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 28

OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks". This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or any of its investment strategies.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as mortgages and student loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

MUNICIPAL LEASE OBLIGATIONS
--------------------------------------------------------------------------------
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts. Municipal leases are issued by state and local governments and authorities to acquire property or equipment. They frequently involve special risks not normally associated with general obligation bonds or special revenue obligations. Municipal lease obligations may not be backed by the issuing municipality, and many have a "non-appropriation" clause. A non-appropriation clause relieves the issuer of a lease obligation from making future payments under the lease unless money is appropriated for such purpose on a periodic basis. In addition, such lease obligation payments to a Fund may be suspended if the issuing municipality is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. The disposition of the property in the event of non-appropriation or foreclosure may be difficult, time-consuming and costly and may result in a delay in recovery or the failure to fully recover the Fund's original investment.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, a Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.

INVERSE FLOATING RATE OBLIGATIONS
--------------------------------------------------------------------------------
Inverse floating rate obligations represent interests in bonds. They carry coupon rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. In addition, prices of inverse floaters are more volatile than prices of bonds with similar maturities. The market value of inverse floaters falls when long-term rates rise, but will fall further than the market value of a bond with a similar maturity (and will also increase more when long-term rates fall). The advisor has set an internal policy to invest no more than 15% of a Fund's total assets in inverse floating rate obligations.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

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 30

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance. Information shown for Class A, B and C shares of Columbia Tax-Exempt Fund relates to the corresponding class of the predecessor fund. Information is shown for the Funds' last five fiscal years, which run from December 1 to November 30, unless otherwise indicated and, for Columbia Tax-Exempt Fund, for the six-month period ending on May 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information is included in the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in each Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

COLUMBIA TAX-EXEMPT FUND

                                      (UNAUDITED)
                                      SIX MONTHS
                                         ENDED
                                        MAY 30,                                  YEAR ENDED NOVEMBER 30,
                                         2005             2004            2003            2002            2001            2000
                                       Class A           Class A         Class A         Class A         Class A         Class A
                                       ---------        ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                     13.60           13.16           13.13           12.80           12.67
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
($):
  Net investment income                                      0.61(a)         0.60(a)         0.66(a)(b)      0.67(a)         0.69(c)
  Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                         (0.11)           0.44            0.02(b)         0.32            0.12
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             0.50            1.04            0.68            0.99            0.81
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                (0.59)          (0.60)          (0.65)          (0.66)          (0.68)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                           13.51           13.60           13.16           13.13           12.80
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                          3.78(e)         8.05(e)         5.26(e)         7.80(e)         6.67
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                                0.86            0.94            0.94            0.98            1.00
  Net investment income(f)                                   4.49            4.50            5.01(b)         5.07            5.50
  Waiver/reimbursement                                       0.03            0.03            0.03            0.01              --
Portfolio turnover rate (%)                                     5              11              19              15              15
Net assets, end of period (000's)
($)                                                     1,638,527       1,837,693       1,900,366       1,955,802       1,859,311

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.98% to 5.01%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA TAX-EXEMPT FUND

                                           (UNAUDITED)
                                           SIX MONTHS
                                              ENDED
                                             MAY 30,                               YEAR ENDED NOVEMBER 30,
                                              2005             2004           2003           2002           2001           2000
                                            Class B          Class B        Class B        Class B        Class B        Class B
                                             -------         -------        -------        -------        -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                        13.60          13.16          13.13          12.80          12.67
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                         0.50(a)        0.50(a)        0.56(a)(b)     0.57(a)        0.60(c)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                                    (0.10)          0.44           0.02(b)        0.32           0.12
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.40           0.94           0.58           0.89           0.72
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                   (0.49)         (0.50)         (0.55)         (0.56)         (0.59)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              13.51          13.60          13.16          13.13          12.80
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                             3.01(e)        7.25(e)        4.47(e)        7.02(e)        5.88
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                                   1.61           1.69           1.69           1.73           1.75
  Net investment income(f)                                      3.74           3.75           4.26(b)        4.31           4.75
  Waiver/reimbursement                                          0.03           0.03           0.03           0.01             --
Portfolio turnover rate (%)                                        5             11             19             15             15
Net assets, end of period (000's) ($)                         45,168         64,990         81,766        128,813        184,298

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.23% to 4.26%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

----
 32

FINANCIAL HIGHLIGHTS

COLUMBIA TAX-EXEMPT FUND

                                              (UNAUDITED)
                                              SIX MONTHS
                                                 ENDED
                                                MAY 30,                            YEAR ENDED NOVEMBER 30,
                                                 2005          2004           2003           2002           2001           2000
                                               Class C       Class C        Class C        Class C        Class C        Class C
                                                -------      -------        -------        -------        -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                        13.60          13.16          13.13          12.80          12.67
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                         0.53(a)        0.51(a)        0.58(a)(b)     0.61(a)        0.62(c)
  Net realized and unrealized gain (loss)
  on investments and futures contracts                         (0.11)          0.45           0.02(b)        0.30           0.12
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.42           0.96           0.60           0.91           0.74
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                   (0.51)         (0.52)         (0.57)         (0.58)         (0.61)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              13.51          13.60          13.16          13.13          12.80
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                          3.17           7.41           4.63           7.18           6.01
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                                   1.46           1.54           1.54           1.58           1.60
  Net investment income(f)                                      3.89           3.90           4.41(b)        4.47           4.90
  Waiver/reimbursement                                          0.18           0.18           0.18           0.16           0.15
Portfolio turnover rate (%)                                        5             11             19             15             15
Net assets, end of period (000's) ($)                          8,699         12,450         13,165          8,468          5,100

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.38% to 4.41%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA TAX-EXEMPT INSURED FUND

                                                                          YEAR ENDED NOVEMBER 30,
                                                  2004             2003             2002             2001             2000
                                                Class A          Class A          Class A          Class A          Class A
                                                -------          -------          -------          -------          -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                            8.81             8.56             8.55             8.24             7.92
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                            0.33(a)          0.34(a)          0.35(a)(b)       0.37(a)          0.38(c)
  Net realized and unrealized gain (loss) on
  investments and futures contracts               (0.12)            0.28             0.11(b)          0.37             0.35
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.21             0.62             0.46             0.74             0.73
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                      (0.31)           (0.33)           (0.34)           (0.36)           (0.38)
  From net realized gains                         (0.10)           (0.04)           (0.11)           (0.07)           (0.03)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders      (0.41)           (0.37)           (0.45)           (0.43)           (0.41)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                  8.61             8.81             8.56             8.55             8.24
----------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                2.46             7.39(e)          5.61             9.15             9.51
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                      0.98             1.06             1.06             1.09             1.07
  Net investment income(f)                         3.79             3.88             4.10(b)          4.32             4.81
  Waiver/reimbursement                               --             0.02               --               --               --
Portfolio turnover rate (%)                          14                5               11                9               15
Net assets, end of period (000's) ($)           125,147          143,982          147,826          146,965          135,291

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.06% to 4.10%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

----
 34

FINANCIAL HIGHLIGHTS

COLUMBIA TAX-EXEMPT INSURED FUND

                                                                          YEAR ENDED NOVEMBER 30,
                                                  2004             2003             2002             2001             2000
                                                Class B          Class B          Class B          Class B          Class B
                                                -------          -------          -------          -------          -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                            8.81             8.56             8.55             8.24             7.92
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                            0.26(a)          0.27(a)          0.28(a)(b)       0.30(a)          0.32(c)
  Net realized and unrealized gain (loss) on
  investments and futures contracts               (0.11)            0.28             0.12(b)          0.38             0.35
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.15             0.55             0.40             0.68             0.67
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                      (0.25)           (0.26)           (0.28)           (0.30)           (0.32)
  From net realized gains                         (0.10)           (0.04)           (0.11)           (0.07)           (0.03)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders      (0.35)           (0.30)           (0.39)           (0.37)           (0.35)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                  8.61             8.81             8.56             8.55             8.24
----------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                1.69             6.59(e)          4.83             8.36             8.69
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                      1.73             1.81             1.81             1.84             1.82
  Net investment income(f)                         3.04             3.13             3.35(b)          3.57             4.06
  Waiver/reimbursement                               --             0.02               --               --               --
Portfolio turnover rate (%)                          14                5               11                9               15
Net assets, end of period (000's) ($)            19,793           26,347           27,120           23,954           24,417

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.31% to 3.35%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA TAX-EXEMPT INSURED FUND

                                                                           YEAR ENDED NOVEMBER 30,
                                                   2004             2003             2002             2001             2000
                                                 Class C          Class C          Class C          Class C          Class C
                                                 -------          -------          -------          -------          -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                             8.81             8.56             8.55             8.24             7.92
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                             0.29(a)          0.30(a)          0.31(a)(b)       0.33(a)          0.34(c)
  Net realized and unrealized gain (loss) on
  investments and futures contracts                (0.12)            0.28             0.11(b)          0.37             0.35
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.17             0.58             0.42             0.70             0.69
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                       (0.27)           (0.29)           (0.30)           (0.32)           (0.34)
  From net realized gains                          (0.10)           (0.04)           (0.11)           (0.07)           (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders       (0.37)           (0.33)           (0.41)           (0.39)           (0.37)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                   8.61             8.81             8.56             8.55             8.24
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                              2.00             6.91             5.14             8.67             9.02
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                       1.43             1.51             1.51             1.54             1.52
  Net investment income(f)                          3.34             3.42             3.65(b)          3.87             4.36
  Waiver/reimbursement                              0.30             0.32             0.30             0.30             0.30
Portfolio turnover rate (%)                           14                5               11                9               15
Net assets, end of period (000's) ($)             11,023           11,928           10,158            6,364              676

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.61% to 3.65%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

 (c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Had the investment advisor/distributor not waived a portion of expenses, total return would have been reduced.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

----
 36

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Tax-Exempt Fund

- Columbia Tax-Exempt Insured Fund

--------------------------------------------------------------------------------

            (Columbia Funds Logo)
         A Member of Columbia Management Group

         (C)2005 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    TEF-01/752U-0305

COLUMBIA TAX-EXEMPT FUND                  Prospectus,          , 2005

CLASS Z SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   4
Your Expenses........................................   6

YOUR ACCOUNT                                            7
---------------------------------------------------------
How to Buy Shares....................................   7
Eligible Investors...................................   9
Sales Charges........................................  11
How to Exchange Shares...............................  11
How to Sell Shares...................................  11
Fund Policy on Trading of Fund Shares................  12
Intermediary Compensation............................  13
Other Information About Your Account.................  14

MANAGING THE FUND                                      17
---------------------------------------------------------
Investment Advisor...................................  17
Portfolio Managers...................................  17
Legal Proceedings....................................  17

OTHER INVESTMENT
STRATEGIES AND RISKS                                   19
---------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   21
---------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your
Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its total assets in tax-exempt bonds. Under normal market conditions, the Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means that they are rated at least BBB (or Baa) by a nationally recognized rating agency. Bonds subject to the alternative minimum tax will not be counted for purposes of the 80% test described above. The Fund's investment advisor may purchase bonds of any maturity.

The Fund may invest up to 35% of its total assets in any combination of the following bonds (not including pre-refunded books): (i) bonds rated below investment grade by a nationally recognized rating agency and (ii) bonds that are not rated, provided that the Fund's total investments in unrated bonds may not exceed 25% of its total assets.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

             -------------------------------------------------------------------

              UNDERSTANDING TAX-EXEMPT BONDS

              Tax-Exempt Bonds are issued by state and local governments for various public purposes. The interest on tax-exempt
              bonds, typically, is not subject to federal income tax. As a result, the yields on tax-exempt securities are generally lower that the yields on taxable bonds with similar
              maturities. However, a portion or all of such interest may be subject to a shareholder's federal alternative minimum tax liability. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from federal tax.
             -------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. The municipal securities

----
 2

THE FUND -- COLUMBIA TAX-EXEMPT FUND

market is also subject to uncertainties related to taxation, changes in legislation and the rights of municipal security holders. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally-owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Statement of Additional Information.

The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

                                                                            ----

THE FUND -- COLUMBIA TAX-EXEMPT FUND

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for one-year, five-years and 10 years. The returns shown are the returns of the Class A shares of Columbia Tax-Exempt Fund, a series of Columbia Funds Trust IV, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and 10-year periods. They include the effects of Fund expenses.

              The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Brothers Index), an
              unmanaged index that tracks the performance of U.S.
              government and U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the
              Lipper Multi-Sector Income Funds Category (Lipper Average),
              as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the
              Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

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 4

THE FUND -- COLUMBIA TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURNS (CLASS Z)

                                  (BAR CHART)

                       20.18%     10.25%      8.62%      5.17%      1.50%                 3.14%      7.87%     19.72%
                                                                              -0.59%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return  For the periods shown in bar chart:
            through June 30, 2005 was     %        Best quarter: [2nd quarter, 2003, +7.66%.]
                                                   Worst quarter: [1st quarter, 1994,     %.]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares at a capital loss may be higher than the return before taxes due to the resulting tax benefit from capital loss on the after tax return calculation

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR          5 YEARS         10 YEARS
Class Z (%)
  Return Before Taxes                                                  [  ]           [  ]             [  ]
  Return After Taxes on Distributions                                  [  ]           [  ]             [  ]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               [  ]           [  ]             [  ]
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Index (%)                                              [  ]           [  ]             [  ]
-------------------------------------------------------------------------------------------------------------
Lipper Average (%)                                                     [  ]           [  ]             [  ]

                                                                            ----

THE FUND -- COLUMBIA TAX-EXEMPT FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------

              UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangement discussed in the footnotes to the Annual Fund Operating Expenses table.

              It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
--------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               0.00
--------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (2)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(1)(2) (%)                                          0.56
----------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       [0.00]
----------------------------------------------------------------------
Other expenses (%)                                              [0.28]
----------------------------------------------------------------------
Total annual fund operating expenses(2) (%)                       0.84

 (2) The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $86      $268      $466      $1,037

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 6

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund and mailed to Columbia Funds
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund and mailed to
                       Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class of the Fund at no additional cost.
                       To exchange by telephone, call 1-800-422-3737. Please see
                       "How to Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic funds    You may purchase shares of the Fund by electronically
transfer               transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

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 8

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of a Fund, directly or by exchange. Class Z shares of a Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial adviser offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

- Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

- Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds

                                                                            ----

YOUR ACCOUNT

  Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

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 10

YOUR ACCOUNT

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus -- CLASS Z.

              The Fund also offers three additional classes of
              shares -- Class A, B and C shares are available through
              separate prospectuses. Each share class has its own sales
              charge and expense structure. Determining which share class is best for you depends on the dollar amount you are
              investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to
              purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other
              classes.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption or you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                       shares (only if Class Z is not offered) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a
                       member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature
                       Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries,
                       surviving joint owners and individual retirement account
                       owners. For details, call 1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

----
 12

YOUR ACCOUNT

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of the Fund or other funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

                                                                            ----

YOUR ACCOUNT

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, subtransfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive the day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

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 14

YOUR ACCOUNT

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how

                                                                            ----

YOUR ACCOUNT

long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

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 16

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

The Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                         RATE
Net assets under $500 million                                    0.600%
Net assets of $500 million but less than $1 billion              0.550%
Net assets of $1 billion but less than $1.5 billion              0.520%
Net assets in excess of $1.5 billion                             0.490%

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.50% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
KIMBERLY CAMPBELL, a senior vice president of Columbia Management, is the manager for the Columbia Tax-Exempt Fund and has managed the Columbia Tax-Exempt Fund since May, 2004 and served as a portfolio manager from January, 2002 to March, 2004. Ms. Campbell was on a leave of absence for the period March, 2004 to May, 2004. Ms. Campbell has been associated with Columbia Management or its predecessors since June, 1995.

The SAI provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and

                                                                            ----

MANAGING THE FUND

together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

----
 18

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risk." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's Shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as mortgages and student loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

MUNICIPAL LEASE OBLIGATIONS
--------------------------------------------------------------------------------
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts. Municipal leases are issued by state or local governments and authorities to acquire property or equipment. They frequently involve special risks not normally associated with general obligation bonds or special revenue obligations. Municipal lease obligations may not be backed by the issuing municipality, and many have a "non-appropriation" clause. A non-appropriation clause relieves the issuer of a lease obligation from making future payments under the lease unless money is appropriated for such purpose on a periodic basis. In addition, such lease obligation payments to a Fund may be suspended if the issuing municipality is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. The disposition of the property in the event of non-appropriation or foreclosure may be difficult, time-consuming and costly and may result in a delay in recovery or the failure to fully recover the Fund's original investment.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, a Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

INVERSE FLOATING OBLIGATIONS
--------------------------------------------------------------------------------
Inverse floating rate obligations represent interest in bonds. They carry coupon rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. In addition, prices of inverse floaters are more volatile than prices of bonds with similar maturities. The market value of inverse floaters falls when long-term rates rise, but will fall further than the market value of a bond with a similar maturity (and will also increase more when long-term rates fall). The advisor has set an internal policy to invest no more than 15% of a Fund's total assets in inverse floating rate obligations.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

----
 20

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares of Columbia Tax-Exempt Fund relates to the Class Z shares of the predecessor fund. Information is shown for the Fund's last five fiscal years, which run from December 1 to November 30, unless otherwise indicated and for the six-month period ended May 31, 2005. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND -- TAX-EXEMPT FUND

                                             (UNAUDITED)
                                           SIX MONTHS ENDED
                                                MAY 31                                     NOVEMBER 30,
                                                 2005              2004        2003(A)         2002          2001          2000
                                            Class Z              Class Z       Class Z       Class Z       Class Z       Class Z
                                                -----             -----         -----         -----         -----         -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                                (c)           (c)           (c)           (c)(d)        (e)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                                                                                     (d)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income
  Return of capital                                                  --            --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(g)                                                                  (h)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(i)                                                                        (j)
  Net investment income(i)                                                           (j)                         (d)
Portfolio turnover rate (%)                                                          (h)
Net assets, end of period (000's) ($)

 (a)

 (b) Class Z shares were initially offered on January 29, 1999. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

 (e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

 (g) Total return at net asset value assuming all distributions reinvested.

 (h) Not annualized.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

                                                                            ----

NOTES

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 22

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 24

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Tax-Exempt Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2004 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    716-01/749S-0804

                            COLUMBIA TAX-EXEMPT FUND
                       A SERIES OF COLUMBIA FUNDS TRUST IX
                       STATEMENT OF ADDITIONAL INFORMATION
                                     , 2005

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Columbia Tax-Exempt Fund and (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated , 2005. This SAI should be read together with the Fund's Prospectus, and the most recent Annual Report dated November 30, 2004 and Semiannual Report dated May 31, 2005 of Columbia Tax-Exempt Fund, a series of Columbia Funds Trust IV, the predecessor to the Fund (the "Predecessor Fund"). Investors may obtain a free copy of the Fund's Prospectus and the Predecessor Fund's Annual Report and Semiannual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621. The financial statements and Report of Independent Registered Public Accounting Firm appearing in the Predecessor Fund's November 30, 2004 Annual Report and the financial statements appearing in the Predecessor Fund's May 31, 2005 Semiannual Report are incorporated into this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

                                                                               PAGE
PART 1
Definitions                                                                     [ ]
Organization and History                                                        [ ]

Fundamental Investment Policies                                                 [ ]
Other Investment Policies                                                       [ ]
Fund Charges and Expenses                                                       [ ]
Custodian of the Fund                                                           [ ]
Independent Registered Public Accounting Firm of the Fund                       [ ]

PART 2

Miscellaneous Investment Practices                                              [ ]
Taxes                                                                           [ ]
Management of the Funds                                                         [ ]
Determination of Net Asset Value                                                [ ]
How to Buy Shares                                                               [ ]
Special Purchase Programs/Investor Services                                     [ ]
Programs for Reducing or Eliminating Sales Charges                              [ ]
How to Sell Shares                                                              [ ]
Distributions                                                                   [ ]
How to Exchange Shares                                                          [ ]
Suspension of Redemptions                                                       [ ]
Shareholder Liability                                                           [ ]
Shareholder Meetings                                                            [ ]
Appendix I                                                                      [ ]
Appendix II                                                                     [ ]

TEF-16/753U-0305

                                     PART 1

                            COLUMBIA TAX-EXEMPT FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                     , 2005

DEFINITIONS

"Trust"          Columbia Funds Trust IX
"Fund"           Columbia Tax-Exempt Fund

"Advisor"        Columbia Management Advisors, Inc., the Fund's investment
                 advisor
"CFD"            Columbia Funds Distributor, Inc, the Fund's distributor
"CFS"            Columbia Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is an open-end, management investment company which is a diversified series of the Trust, and represents the entire interest in a separate series of the Trust. The
Fund commenced investment operations as a series of the Trust on   , 2005. Prior
to   , 2005 (the "Fund Reorganization Date"), the Fund was organized as a series of Columbia Funds Trust IV, a Massachusetts business trust (the "Predecessor Fund") that commenced investment operations on October 1, 1984. The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

Effective October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Funds Managed Trust" to its current name.

The Fund offers four classes of shares - Class A, B, C and Z shares.

                                        b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

In addition to the above listed fundamental investment policies, the Fund:

8. Will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.    Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Funds.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act diversification requirement, an issuer is the entity whose revenues support the security.

                                        c

FUND CHARGES AND EXPENSES

Under the Fund's Management Agreement, the Fund pays the Advisor a monthly fee based on the combined average daily net assets of the Fund and Columbia Tax-Exempt Insured Fund, a series of Columbia Funds Trust IV, proportionately allocated among the Fund and Columbia Tax-Exempt Insured Fund at the following annual rates (subject to any reductions that the Advisor may agree to periodically):

   Average Daily Net Assets        Rate
------------------------------     ----
Net assets under $500 million      0.55%
Net assets of $500 million but     0.50%
less than $1 billion
Net assets of $1 billion but       0.47%
less than $1.5 billion
Net assets of $1.5 billion but     0.44%
less than $3 billion
Net assets of $3 billion but       0.43%
less than $6 billion
Net assets in excess of  $6        0.42%
billion

Prior to November 1, 2004, the Fund paid the Advisor a monthly fee based on the combined average daily net assets, proportionately allocated among the Fund and Columbia Tax-Exempt Insured Fund at the following annual rates (subject to any reductions that the Advisor may agree to periodically):

  Average Net Assets          Annual Fee Rate
----------------------        ---------------
First $1 billion                   0.60%
Next $2 billion                    0.55%
Next $1 billion                    0.50%
Excess over $4 billion             0.45%

For the year ended November 30, 2002, and the period from December 1, 2002, to October 31, 2003, the Fund paid the Advisor a monthly fee based on the combined average daily net assets, proportionately allocated among the Fund, Columbia Tax-Exempt Insured Fund and Liberty High Yield Municipal Fund at the following annual rates (subject to any reductions to which the Advisor may have agreed periodically):

  Average Net Assets          Annual Fee Rate
----------------------        ---------------
First $1 billion                   0.60%
Next $2 billion                    0.55%
Next $1 billion                    0.50%
Excess over $4 billion             0.45%

Effective July 1, 2001, the management fees are subject to a voluntary waiver by the Advisor of 0.03% annually of the Fund's average daily net assets.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     An annual flat fee of $10,000, paid monthly; and

- In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

      An annual open account fee of $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocketexpenses of CFS.

                                        d

Prior to November 1, 2003, Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus o A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

                                        e

RECENT FEES PAID TO THE ADVISOR, CFD AND CFS (dollars in thousands)

                                              Years ended November 30,
                                              ------------------------
                                               2004             2003             2002
                                              -------         --------         --------
Management fee                                $ 9,516         $ 10,637         $ 10,815
                                              -------         --------         --------
Pricing and bookkeeping fee                       505              667              916
Shareholder service and transfer agent fee      1,756            3,662            3,554
12b-1 fees:
    Service fee (Class A)                       3,464            3,797            3,867
    Service fee (Class B)                         108              150              194
    Service fee (Class C)                          20               28               21
    Distribution fee (Class B)                    404              564              728
    Distribution fee (Class C)                     74              105               77
Fees waived by CFD (Class C)                      (15)             (21)             (16)
Fees waived or reimbursed by the Advisor         (538)            (698)            (612)

BROKERAGE COMMISSIONS (dollars in thousands)

                                              Years ended November 30,
                                              ------------------------
                                              2004                2003          2002
                                              ----                ----          ----
Total commissions                             $ 70                $ 49          $ 73

The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At November 30, 2004, the Fund did not hold securities of its regular brokers or dealers.

                                        f

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Funds in the Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended November 30, 2004, and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                    Aggregate
                                                  Compensation       Total Compensation from
                             Pension or         from the Fund for    the Fund Complex Paid to
                         Retirement Benefits     the Fiscal Year      the Trustees for the
                         Accrued as Part of      Ended November        Calendar Year Ended
Trustee(a)                Fund Expenses(b)          30, 2004           December 31, 2004(a)
Douglas A. Hacker                N/A                 $3,705                  $135,000
Janet Langford Kelly             N/A                  3,956                   148,500
Richard W. Lowry                 N/A                  3,457                   150,700

William E. Mayer                 N/A                  3,918                   166,700
Charles R. Nelson                N/A                  3,866                   141,500
John J. Neuhauser                N/A                  3,664                   158,284
Patrick J. Simpson(c)            N/A                  3,529                   129,000
Thomas E. Stitzel                N/A                  3,917                   149,000
Thomas C. Theobald(d)            N/A                  4,934                   172,500
Anne-Lee Verville(e)             N/A                  4,322                   157,000
Richard L. Woolworth             N/A                  3,446                   131,000

(a) As of December 31, 2004, the Fund Complex consisted of 127 open-end and 12 closed-end management investment company portfolios.

(b) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(c) During the fiscal year ended November 30, 2004, and the calendar year ended December 31, 2004, Mr. Simpson deferred $3,529 of his compensation from Fund ,and $129,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.

(d) During the fiscal year ended November 30, 2004, and the calendar year ended December 31, 2004, Mr. Theobald deferred $3,018 of his compensation from the Fund, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

(e) During the fiscal year ended November 30, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $1,844 of her compensation from the Fund, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Trust (the "Board").

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended November 30, 2004, the Audit Committee convened eleven times.

GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board

                                        g
regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended November 30, 2004, the Governance Committee convened five times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended November 30, 2004, the Advisory Fees & Expenses Committee convened seven times.

COMPLIANCE COMMITTEE

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to May 10, 2005, Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended November 30, 2004, the Compliance Committee convened six times.

                                        h

INVESTMENT OVERSIGHT COMMITTEES

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

         IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing Funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal.

         IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing Funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector and Fixed Income - Core.

         IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing Funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

         IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing Funds in the following asset categories: Large Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity, Taxable Fixed Income and Money Market.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in the Fund and (ii) in the Funds in the Fund Complex.

                                                    Aggregate Dollar Range of Equity
                          Dollar Range of Equity     Securities Owned in All Funds
                           Securities Owned in           Overseen by Trustee in
   Name of Trustee               the Fund                     Fund Complex
----------------------    ----------------------    --------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                    $0                        Over $100,000
Janet Langford Kelly                 $0                        Over $100,000
Richard W. Lowry                     $0                        Over $100,000
Charles R. Nelson                    $0                        Over $100,000
John J. Neuhauser                    $0                        Over $100,000
Patrick J. Simpson                   $0                        Over $100,000
Thomas E. Stitzel                    $0                        Over $100,000
Thomas C. Theobald                   $0                        Over $100,000
Anne-Lee Verville                    $0                        Over $100,000
Richard L. Woolworth                 $0                        Over $100,000

INTERESTED TRUSTEE
William E. Mayer                     $0                     $50,001-$100,000

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of November 30, 2004.

                      OTHER SEC-REGISTERED
                    OPEN-END AND CLOSED-END    OTHER POOLED INVESTMENT
PORTFOLIO MANAGER            FUNDS                     VEHICLES               OTHER ACCOUNTS
-----------------   ------------------------   -----------------------   ------------------------
                    Number of                  Number of                 Number of
                    accounts       Assets      accounts         Assets   accounts       Assets
                    ---------   ------------   ---------        ------   ---------   ------------
Kimberly Campbell       4       $548 million       0              0          8       $680,000

   Gary Swayze          4       $719 million       0              0         20       $4.5 million

See "Management -- Portfolio Transactions -- Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Fund's most recent fiscal year:

                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGER                  BENEFICIALLY OWNED
-----------------    ---------------------------------------------
Kimberly Campbell                        None

   Gary Swayze                           None

COMPENSATION

As of the Predecessor Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark[s] noted below, emphasizing the manager's three- and five-year performance. The Advisor may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

PORTFOLIO MANAGER           PERFORMANCE BENCHMARK
-----------------    ------------------------------------
Kimberly Campbell    Lehman Brothers Municipal Bond Index

   Gary Swayze       Lehman Brothers Municipal Bond Index

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

                                        j

OWNERSHIP OF THE FUND

As of record on February 28, 2005, the officers and Trustees of the Trust owned less than 1% of the then outstanding shares of the Fund.

As of record on February 28, 2005, the following shareholders of record owned 5% or more of one or more of each class of the Fund's then outstanding shares:

Class B Shares

Merrill Lynch Pierce Fenner & Smith                              11.80%
For the Sole Benefit of its Customers
ATTN Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Class C Shares

Merrill Lynch Pierce Fenner & Smith                              16.39%
For the Sole Benefit of its Customers
ATTN Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484

Pershing LLC                                                      8.37%
PO Box 2052
Jersey City, NJ 07303-2052

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SALES CHARGES (dollars in thousands)

                                                            Class A Shares
                                                       ------------------------
                                                       Years ended November 30,
                                                       ------------------------
                                                       2004                2003        2002
                                                       ----                ----        ----
Aggregate initial sales charges on Fund share sales    $473                $837        $797
Initial sales charges retained by CFD                    60                 109          97
Aggregate contingent deferred sales charge
  (CDSC) on Fund redemptions retained by CFD              0                  30          39

                                                            Class B Shares
                                                       ------------------------
                                                       Years ended November 30,
                                                       ------------------------
                                                       2004                2003        2002
                                                       ----                ----        ----
Aggregate CDSC on Fund redemptions retained by CFD     $108                $120        $139

                                                            Class C Shares
                                                       ------------------------
                                                       Years ended November 30,
                                                       ------------------------
                                                       2004                2003           2002
                                                       ----                ----           ----
Aggregate CDSC on Fund redemptions retained by CFD     $  2                $  3           $  3

12b-1 PLAN, CDSCS AND CONVERSION OF SHARES

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the 1940 Act except for Class Z shares. Under the Plan, the Fund pays CFD monthly a service fee at an annual rate of 0.20% of net assets attributed to each Class of shares. The Fund also pays CFD monthly a distribution fee at the annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. CFD has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may in some cases realize a profit from the fees.

The Plan authorizes any other payments by theFund to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Funds' shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Funds' shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees. Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on an amount which represents an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for the shares. In determining the applicability and rate of any CDSC, it will be assumed that a

                                        l
redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See the Prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Fund were:

                                                          Year ended November 30, 2004,
                                                         -------------------------------
                                                         Class A Shares   Class B Shares   Class C Shares
                                                         --------------   --------------   --------------
Fees to FSFs                                                 $4,061            $171            $86
Cost of sales material relating to the Fund (including           32               1             (a)
  printing and mailing expenses)
Allocated travel, entertainment and other promotional            62               3              1
  expenses (including advertising)

(a)   Rounds to less than one.

CUSTODIAN OF THE FUND

State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is theFund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the Fund's independent registered public accounting firm. The independent registered public accounting firm provide audit and tax return review services, assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing for the Fund and the Predecessor.

                                        m

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

As noted in the prospectus, in addition to the principal investment strategies and the principal investment risks described in the prospectus, a Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to a Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a Fund's prospectus or
Part I of this SAI, or by applicable law, the Fund may engage in each of the practices described below.

SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

EXCHANGE-TRADED FUNDS ("ETFS"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration,

Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

BANK OBLIGATIONS include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each

Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITS

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities;

three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person,

(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                              Number of
                                                                                              Portfolios
                                         Year First                                            in Fund
                                         Elected or                                            Complex
     Name, Address           Position    Appointed           Principal Occupation(s)           Overseen
        and Age             with Funds  to Office(1)         During Past Five Years           by Trustee  Other Directorships Held
--------------------------  ----------  ------------  --------------------------------------  ----------  ------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 49)    Trustee       1996      Executive Vice President - Strategy of      101     Orbitz, Inc. (on-line
P.O. Box 66100                                        United Airlines (airline) since                     travel company)
Chicago, IL 60666                                     December, 2002 (formerly President of
                                                      UAL Loyalty Services (airline) from
                                                      September, 2001 to December, 2002;
                                                      Executive Vice President and Chief
                                                      Financial Officer of United Airlines
                                                      from July , 1999 to September, 2001;
                                                      Senior Vice President-Finance from
                                                      March, 1993 to July, 1999).

Janet Langford Kelly (Age     Trustee       1996      Partner, Zelle, Hofmann, Voelbel,           101               None
47)                                                   Mason & Gette LLP (law firm); Adjunct
9534 W. Gull Lake Drive                               Professor of Law, Northwestern
Richland, MI  49083-8530                              University, since September, 2004;
                                                      (formerly Chief Administrative Officer
                                                      and Senior Vice President, Kmart
                                                      Holding Corporation (consumer goods),
                                                      from September, 2003 to March, 2004;
                                                      Executive Vice President-Corporate
                                                      Development and Administration,
                                                      General Counsel and Secretary, Kellogg
                                                      Company (food manufacturer), from
                                                      September, 1999 to August, 2003;
                                                      Senior Vice President, Secretary and
                                                      General Counsel, Sara Lee Corporation
                                                      (branded, packaged, consumer-products
                                                      manufacturer) from January, 1995 to
                                                      September, 1999).

                                                                                              Number of
                                                                                              Portfolios
                                         Year First                                            in Fund
                                         Elected or                                            Complex
     Name, Address           Position    Appointed           Principal Occupation(s)           Overseen
        and Age             with Funds  to Office(1)         During Past Five Years           by Trustee  Other Directorships Held
--------------------------  ----------  ------------  --------------------------------------  ----------  ------------------------
DISINTERESTED TRUSTEES
Richard W. Lowry (Age 68)     Trustee       1995      Private Investor since August, 1987         103(3)            None
10701 Charleston Drive                                (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                  Officer, U.S. Plywood Corporation
                                                      (building products manufacturer)).

Charles R. Nelson (Age 62)    Trustee       1981      Professor of Economics, University of       101               None
Department of Economics                               Washington, since January, 1976; Ford
University of Washington                              and Louisa Van Voorhis Professor of
Seattle, WA 98195                                     Political Economy, University of
                                                      Washington, since September, 1993
                                                      (formerly Director, Institute for
                                                      Economic Research, University of
                                                      Washington from September, 2001 to
                                                      June, 2003) Adjunct Professor of
                                                      Statistics, University of Washington,
                                                      since September, 1980; Associate
                                                      Editor, Journal of Money Credit and
                                                      Banking, since September, 1993;
                                                      consultant on econometric and
                                                      statistical matters.

John J. Neuhauser (Age 61)    Trustee       1985      Academic Vice President and Dean of         103         Saucony, Inc.
84 College Road                                       Faculties since August, 1999, Boston                 (athletic footwear)
Chestnut Hill, MA                                     College (formerly Dean, Boston College
02467-3838                                            School of Management from September,
                                                      1977 to August, 1999).

Patrick J. Simpson (Age 60)   Trustee       2000      Partner, Perkins Coie L.L.P. (law           101               None
1120 N.W. Couch Street                                firm).
Tenth Floor
Portland, OR 97209-4128

                                                                                              Number of
                                                                                              Portfolios
                                         Year First                                            in Fund
                                         Elected or                                            Complex
     Name, Address           Position    Appointed           Principal Occupation(s)           Overseen
        and Age             with Funds  to Office(1)         During Past Five Years           by Trustee  Other Directorships Held
--------------------------  ----------  ------------  --------------------------------------  ----------  ------------------------
DISINTERESTED TRUSTEES
Thomas E. Stitzel (Age 69)    Trustee       1998      Business Consultant since 1999              101               None
2208 Tawny Woods Place                                (formerly Professor of Finance from
Boise, ID  83706                                      1975 to 1999, College of Business,
                                                      Boise State University); Chartered
                                                      Financial Analyst.

Thomas C. Theobald (Age       Trustee       1996      Partner and Senior Advisor, Chicago         101            Anixter
67) (3)                         and                   Growth Partners (private equity                         International
8 Sound Shore Drive          Chairman                 investing) since September, 2004                      (network support
Suite 285                     of the                  (formerly Managing Director, William                      equipment
Greenwich, CT  06830           Board                  Blair Capital Partners (private equity                  distributor);
                                                      investing) from September, 1994 to                   Ventas, Inc. (real
                                                      September, 2004).                                     estate investment
                                                                                                           trust); Jones Lang
                                                                                                          LaSalle (real estate
                                                                                                          management services)
                                                                                                           and Ambac Financial
                                                                                                            Group (financial
                                                                                                           guaranty insurance)

Anne-Lee Verville (Age 59)  TRUSTEE         1998      Retired since 1997 (formerly General        101        Chairman of the
359 Stickney Hill Road                                Manager, Global Education Industry,                  Board of Directors,
Hopkinton, NH  03229                                  IBM Corporation (computer and                        Enesco Group, Inc.
                                                      technology) from 1994 to 1997).                      (designer, importer
                                                                                                           and distributor of
                                                                                                              giftware and
                                                                                                              collectibles)

Richard L. Woolworth (Age     Trustee       1991      Retired since December 2003 (formerly       101     Northwest Natural
63)                                                   Chairman and Chief Executive Officer,               Gas Co. (natural gas
100 S.W. Market Street                                The Regence Group (regional health                  service provider)
#1500                                                 insurer); Chairman and Chief Executive
Portland, OR 97207                                    Officer, BlueCross BlueShield of
                                                      Oregon; Certified Public Accountant,
                                                      Arthur Young & Company)

                                                                                              Number of
                                                                                              Portfolios
                                         Year First                                            in Fund
                                         Elected or                                            Complex
     Name, Address           Position    Appointed           Principal Occupation(s)           Overseen
        and Age             with Funds  to Office(1)         During Past Five Years           by Trustee  Other Directorships Held
--------------------------  ----------  ------------  --------------------------------------  ----------  ------------------------
   INTERESTED TRUSTEE
William E. Mayer(2) (Age      Trustee      1994       Partner, Park Avenue Equity Partners        103        Lee Enterprises
64)                                                   (private equity) since February, 1999                 (print media), WR
399 Park Avenue                                       (formerly Partner, Development Capital                 Hambrecht + Co.
Suite 3204                                            LLC from November 1996 to February,                  (financial service
New York, NY 10022                                    1999).                                               provider); Reader's
                                                                                                          Digest (publishing);
                                                                                                           OPENFIELD Solutions
                                                                                                            (retail industry
                                                                                                          technology provider)

(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Columbia Fund.

(2) Mr. Mayer may be deemed an "interested person" (as defined in the 1940 Act) of the Fund by reason of his affiliation with WR Hambrecht + Co.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                              Year First
                                              Elected or
        Name, Address            Position    Appointed to                          Principal Occupation(s)
           and Age              with Funds      Office                             During Past Five Years
------------------------------  -----------  ------------  -----------------------------------------------------------------------
OFFICERS
Christopher L. Wilson (Age 47)   President       2004      Head of Mutual Funds since August, 2004 and Senior Vice President of
One Financial Center                                       the Advisor since January, 2005; President of the Columbia Funds,
Boston, MA 02111                                           Liberty Funds and Stein Roe Funds since October, 2004; President and
                                                           Chief Executive Officer of the Nations Funds since January, 2005;
                                                           Senior Vice President of BACAP Distributors LLC since January, 2005;
                                                           Director of FIM Funding, Inc. since January, 2005; Senior Vice
                                                           President of Columbia Funds Distributor, Inc. since January, 2005;
                                                           Director of Columbia Funds Services, Inc. since January, 2005 (formerly
                                                           President and Chief Executive Officer, CDC IXIS Asset Management
                                                           Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 40)    Treasurer       2000      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                                       Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                           President of the Advisor since April, 2003 (formerly President of the
                                                           Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the
                                                           Liberty Funds and All-Star Funds from February, 1998 to October, 2000);
                                                           Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund,
                                                           LLC; Vice President of Colonial Management Associates, Inc. from
                                                           February, 1998 to October, 2000).

Mary Joan Hoene (Age 54)        Senior Vice      2004      Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street              President                 Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since August,
New York, NY 10005               and Chief                 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January,
                                Compliance                 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from
                                  Officer                  November, 1999 to December, 2000; Vice President and Counsel, Equitable
                                                           Life Assurance Society of the United States from April, 1998 to
                                                           November, 1999,).

Michael G. Clarke (Age 35)         Chief         2004      Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein
One Financial Center            Accounting                 Roe Funds and All-Star Funds since October, 2004 (formerly Controller
Boston, MA 02111                  Officer                  of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
                                                           Funds from May, 2004 to October, 2004; Assistant Treasurer from June,
                                                           2002 to May, 2004; Vice President, Product Strategy & Development of
                                                           the Liberty Funds and Stein Roe Funds from February, 2001 to June,
                                                           2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the
                                                           All-Star Funds from August, 1999 to February, 2001; Audit Manager,
                                                           Deloitte & Toche LLP from May, 1997 to August, 1999).

                                              Year First
                                              Elected or
        Name, Address            Position    Appointed to                          Principal Occupation(s)
           and Age              with Funds      Office                             During Past Five Years
------------------------------  -----------  ------------  -----------------------------------------------------------------------
Jeffrey R. Coleman (Age 35)      Controller      2004      Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                                       All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                           Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
                                                           Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                           Assistant Vice President of CDC IXIS Asset Management Services, Inc.
                                                           and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to
                                                           February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                                           August, 2000). August, 2000).

R. Scott Henderson (Age 45)      Secretary       2004      Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds
One Financial Center                                       since December, 2004 (formerly Of Counsel, Bingham McCutchen from
Boston, MA 02111                                           April, 2001 to September, 2004; Executive Director and General Counsel,
                                                           Massachusetts Pension Reserves Investment Management Board from
                                                           September, 1997 to March, 2001).

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

The Trustees will receive an aggregate annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting from all Funds for which they serve as trustee or director (other than Liberty All-Star Funds for Messrs. Lowry, Mayer and Neuhauser and Columbia Management Multi-Strategy Hedge Fund, LLC for Mr. Neuhauser and Ms. Verville). Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Agreement provides for payment to the Advisor of the fee discussed in the Prospectus.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

         (a)   providing office space, equipment and clerical personnel;

         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

         (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

         (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

         (f)   maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

TRUST SERVICES AGREEMENT

Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Class E and Class F shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

      - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Fund's Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

CODE OF ETHICS

The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                             FREQUENCY OF
   TYPE OF FUND       INFORMATION PROVIDED    DISCLOSURE    DATE OF WEB POSTING
------------------  -----------------------  ------------  ----------------------
   Equity Funds     Full portfolio holdings     Monthly    30 calendar days after
                    information.                                 month-end.

Fixed Income Funds  Full portfolio holdings    Quarterly   60 calendar days after
                    information.                                 quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET
FUND))

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood

Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities

Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.       the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

FEE-BASED COMPENSATION ARRANGEMENTS. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

      -        Galaxy Fund shareholders prior to December 1, 1995; and

      - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

      -        Galaxy Fund shareholders prior to December 1, 1995;

      - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

      - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares
         (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
         (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A and Z shares of certain Funds)

Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                    REALLOWANCE TO
                                     REALLOWANCE TO DEALERS       DEALERS AS A % OF
                                    AS A % OF OFFERING PRICE       OFFERING PRICE
      AMOUNT OF TRANSACTION          PER SHARE - BOND FUNDS   PER SHARE - EQUITY FUNDS
---------------------------------   ------------------------  ------------------------
Less than $50,000                             4.25                      5.00
$50,000 but less than $100,000                3.75                      3.75
$100,000 but less than $250,000               2.75                      2.75
$250,000 but less than $500,000               2.00                      2.00
$500,000 but less than $1,000,000             1.75                      1.75
$1,000,000 and over                           0.00                      0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                            % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE               SHARES ARE SOLD
-----------------------------               ---------------
Through first year                                5.00
Through second year                               4.00
Through third year                                3.00
Through fourth year                               3.00
Through fifth year                                2.00
Through sixth year                                1.00
Longer than six years                             None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                            % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE               SHARES ARE SOLD
-----------------------------               ---------------
Through first year                                5.50

Through second year                               5.00
Through third year                                4.00
Through fourth year                               3.00
Through fifth year                                2.00
Through sixth year                                1.00
Through the seventh year                          None
Longer than seven years                           None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES

                                            % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE               SHARES ARE SOLD
-----------------------------               ---------------
Through first year                              5.00
Through second year                             4.00
Through third year                              3.00
Through fourth year                             3.00

Through fifth year                              2.00
Through sixth year                              1.00
Longer than six years                           0.00

   Automatic conversion to Class A shares occurs eight years after purchase.

   The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

   Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

   Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1  Highest Quality
         Prime-2  Higher Quality
         Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

ALL PROXIES FOR CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO CMA OR ITS AFFILIATES. CMA SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, CMA SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS.

CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II.   PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

------------
(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

         (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III
               (B) below,

         (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

         (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

         (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.    THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

1.    Matters Relating to the Board of Directors/Corporate Governance

      CMA generally will vote FOR:

         - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

               However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

               On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

         - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

         -     Proposals to declassify boards.

         - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

         - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

         - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

         - Proposals that restore shareholder ability to remove directors with or without cause.

         - Proposals that encourage directors to own a minimum amount of stock.

         - Proposals to permit shareholders to elect directors to fill board vacancies.

         -     Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

         -     Proposals to classify boards.

         - Proposals that give management the ability to alter the size of the board without shareholder approval.

         - Proposals that provide directors may be removed only by supermajority vote.

         - Proposals which allow more than one vote per share in the election of directors.

         - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

         - Shareholder proposals that mandate a minimum amount of stock that directors must own.

         -     Shareholder proposals to limit the tenure of outside directors.

2. Compensation

      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

      CMA generally will vote FOR:

         - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

         -     Shareholder proposals asking a company to expense stock options.

         - Shareholder proposals to put option repricings to a shareholder vote.

         -     Employee stock purchase plans that have the following features:
               (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

         - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

3.    Capitalization

      CMA generally will vote FOR:

         - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

         - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

         - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

         -     Proposals to reduce or change the par value of common stock.

         - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

         - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.    Mergers, Restructurings and Other Transactions

      CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    Anti-Takeover Measures

      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

         - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

         - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

         - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

         - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

         - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.    Other Business Matters

      CMA generally will vote FOR

         - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

         - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

         -     Proposals to approve a change in the company's name.

         - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

         - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

         - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

         - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

         - Authorization to transact other unidentified, substantive business at a meeting.

         - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

         - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

         -     Proposals to vote unmarked proxies in favor of management.

B.       ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.       PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

         1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

         2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

         3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

         4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

         5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

         6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

         7. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

         8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.         VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

      - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

      - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

      - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

      - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

      - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

      - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

COLUMBIA STATE FUNDS                   Prospectus, March 1, 2005, as revised
          , 2005

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

COLUMBIA NEW YORK TAX-EXEMPT FUND

CLASS A, B AND C SHARES

Advised by Columbia Management Advisors, Inc.

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TABLE OF CONTENTS

THE FUNDS                                               2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Each of the following sections discusses
Performance History and Your Expenses for that Fund:
Columbia California Tax-Exempt Fund..................   5
Columbia Connecticut Tax-Exempt Fund.................   9
Columbia Massachusetts Tax-Exempt Fund...............  13
Columbia New York Tax-Exempt Fund....................  17

YOUR ACCOUNT                                           21
---------------------------------------------------------
How to Buy Shares....................................  21
Sales Charges........................................  22
How to Exchange Shares...............................  27
How to Sell Shares...................................  27
Fund Policy on Trading of Fund Shares................  28
Distribution and Service Fees........................  29
Other Information About Your Account.................  30

MANAGING THE FUNDS                                     33
---------------------------------------------------------
Investment Advisor...................................  33
Portfolio Manager....................................  33
Legal Proceedings....................................  33

OTHER INVESTMENT STRATEGIES AND RISKS                  35
---------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   37
---------------------------------------------------------
Columbia California Tax-Exempt Fund..................  37
Columbia Connecticut Tax-Exempt Fund.................  40
Columbia Massachusetts Tax-Exempt Fund...............  43
Columbia New York Tax-Exempt Fund....................  46

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUNDS

INVESTMENT GOAL
--------------------------------------------------------------------------------
Each Fund seeks as high a level of after-tax total return as is consistent with prudent risk.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Each Fund seeks to achieve its investment goal by pursuing current income exempt from federal income tax and its state's personal income tax (if any) and by pursuing opportunities for long-term appreciation. Under normal market conditions, each Fund invests at least 80% of its total assets in municipal bonds, the interest on which is exempt from federal income tax and that state's personal income tax. Bonds subject to the alternative minimum tax will not be counted for purposes of the 80% test described above. In selecting municipal bonds for a Fund, the Fund's investment advisor primarily invests in "investment grade" securities, which are securities rated in the four highest categories by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), Moody's Investors Service, Inc. (Moody's), or other nationally recognized rating agencies, and in unrated securities that the advisor believes to be comparable in quality to investment grade securities.

Each Fund may also invest up to 25% of its total assets in lower-rated debt securities, which are rated below investment grade by Moody's, S&P or other nationally recognized rating agencies, or comparable unrated securities.

The Funds may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Funds may use derivatives for both hedging and non-hedging purposes, such as to adjust the Funds' sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

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              UNDERSTANDING TAX-EXEMPT BONDS

              TAX-EXEMPT BONDS are issued by state and local governments for various public purposes. The interest on tax-exempt
              bonds, typically, is not subject to federal and state income tax. As a result, the yields on tax-exempt securities are generally lower than the yields on taxable bonds with similar maturities. However, a portion or all of such interest may be subject to a shareholder's federal alternative minimum tax liability. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from state and federal tax.
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 2

THE FUNDS

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Funds are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Funds from achieving their investment goal. You may lose money by investing in the Funds.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Funds receive from them but will affect the value of the Funds' shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally-owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

Reinvestment risk is the risk that income from each Fund's debt securities will decline if and when each Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of each Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Municipal Market Risk and Single-State Focus: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative, demographic or political changes, as well as changes in the financial or economic condition of the state that issues municipal securities. Municipal issues in each state will be affected by these factors, which will, in turn, affect the value of each Fund's investments. Because each of the Funds invests primarily in municipal securities of a particular state, the value of each Fund's shares may be more volatile than the value of shares of funds that invest in securities of issuers in a number of different states.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Funds to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Funds to receive

                                                                            ----

THE FUNDS

taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Funds' potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Funds' derivative positions at times when the Funds might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Funds may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

The interest income distributed by the Funds from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, each Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

As a non-diversified mutual fund, each Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. Each Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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 4

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The returns shown are the returns of the Class A, B and C shares of Columbia California Tax-Exempt Fund, a series of Columbia Funds Trust V, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

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              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").

              The Fund's returns are compared to the Lehman Brothers
              Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees,
              expenses or taxes and are not professionally managed. The
              Fund's returns are also compared to the average return of the funds included in the Lipper California Municipal Debt Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.
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                                                                            ----

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       19.51%      3.66%      9.63%      5.97%     -4.29%     15.39%      3.46%      8.58%      5.10%      4.51%

                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return          For the periods shown in bar chart:
            through June 30, 2005 was     %                Best quarter: 1st quarter 1995, +8.14%
                                                           Worst quarter: 2nd quarter 2004, -2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                           [-0.45]         [6.28]           [6.45]
  Return After Taxes on Distributions                           [-1.49]         [5.57]           [6.31]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [0.95]         [5.51]           [6.22]
--------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           [-1.27]         [6.21]           [6.18]
  Return After Taxes on Distributions                           [-2.23]         [5.50]           [6.04]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [0.29]         [5.36]           [5.89]
--------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                            [3.04]         [6.84]           [6.41](1)
  Return After Taxes on Distributions                            [1.98]         [6.13]           [6.27](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [3.14]         [5.95]           [6.13](1)
--------------------------------------------------------------------------------------------------------
Lehman Index (%)                                                 [4.48]         [7.20]           [7.06]
--------------------------------------------------------------------------------------------------------
Lipper Average (%)                                               [4.34]         [6.51]           [6.42]

 (1) Class C of the predecessor fund is a newer class of shares. Its performance information includes returns of the predecessor fund's Class B shares for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. Class A shares of the predecessor fund were initially offered on June 16, 1986, Class B shares of the predecessor fund were initially offered on August 4, 1992, and Class C shares of the predecessor fund were initially offered on August 1, 1997.

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 6

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
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SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as
a percentage of the lesser of purchase price or redemption
price)                                                           1.00(2)         5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (3)             (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                            ----

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A         CLASS B         CLASS C
Management fee (%)                                               0.50            0.50            0.50
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                     0.21            0.96            0.96(2)
-------------------------------------------------------------------------------------------------------
Other expenses(3) (%)                                            0.16            0.16            0.16
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                         0.87            1.62            1.62(2)

 (1) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates.

 (2) [The predecessor fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.66% and total annual fund operating expenses for Class C shares would be 1.32%. This arrangement may be modified or terminated by the distributor at any time.]

 (3) The expenses provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A                                                           $560           $739           $  934           $1,497
------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                                $165           $511           $  881           $1,721
          sold all your shares at
          the end of the period                                   $665           $811           $1,081           $1,721
------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                                $165           $511           $  881           $1,922
          sold all your shares at
          the end of the period                                   $265           $511           $  881           $1,922

----
 8

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------
              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").

              The Fund's returns are compared to the Lehman Brothers
              Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees,
              expenses or taxes and are not professionally managed. The
              Fund's returns are also compared to the average return of the funds included in the Lipper Connecticut Municipal Debt Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

                                                                            ----

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       16.99%      3.74%      9.19%      6.44%      -2.40%    11.94%      5.47%      9.01%      5.43%      2.98%

                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return through  For the periods shown in bar chart:
            June 30, 2005 was   %                          Best quarter: 1st quarter 1995, +7.50%
                                                           Worst quarter: 2nd quarter 2004, -3.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                           [-1.91]         [5.88]           [6.24]
  Return After Taxes on Distributions                           [-2.00]         [5.78]           [6.19]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [0.07]         [5.65]           [6.06]
--------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           [-2.73]         [5.81]           [5.97]
  Return After Taxes on Distributions                           [-2.82]         [5.71]           [5.92]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                        [-0.66]         [5.50]           [5.74]
--------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                            [1.52]         [6.44]           [6.20](1)
  Return After Taxes on Distributions                            [1.43]         [6.34]           [6.15](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [2.21]         [6.09]           [5.97](1)
--------------------------------------------------------------------------------------------------------
Lehman Index (%)                                                 [4.48]         [7.20]           [7.06]
--------------------------------------------------------------------------------------------------------
Lipper Average (%)                                               [3.41]         [6.31]           [6.27]

 (1) Class C of the predecessor fund is a newer class of shares. Its performance information of the predecessor fund includes returns of the predecessor fund's Class B shares for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the other share classes. Class A shares of the predecessor fund were initially offered on November 1, 1991, Class B shares of the predecessor fund were initially offered on June 8, 1992, and Class C shares of the predecessor fund were initially offered on August 1, 1997.

----
 10

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                                4.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as
a percentage of the lesser of purchase price or redemption
price)                                                           1.00(2)         5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)               (3)             (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                            ----

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A         CLASS B         CLASS C
Management fee(1) (%)                                            0.50            0.50            0.50
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(2) (%)                     0.23            0.98            0.98(3)
-------------------------------------------------------------------------------------------------------
Other expenses(4) (%)                                            0.19            0.19            0.19
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(1) (%)                      0.92            1.67            1.67(3)

 (1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60%. If this waiver were reflected in the table, the management fee for each share class would be 0.41% and total annual fund operating expenses for Class A, B and C shares would be 0.83%, 1.58% and 1.28%, respectively (taking into account the 12b-1 fee waiver discussed in footnote 3 below). This arrangement may be modified or terminated by the advisor at any time.

 (2) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates.

 (3) [The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.68% and total annual fund operating expenses for Class C shares would be 1.28% (taking into account the fee waiver discussed in footnote 1 above). This arrangement may be modified or terminated by the distributor at any time.]

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A                                                           $564           $754           $  960           $1,553
------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                                $170           $526           $  907           $1,777
          sold all your shares at
          the end of the period                                   $670           $826           $1,107           $1,777
------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                                $170           $526           $  907           $1,976
          sold all your shares at
          the end of the period                                   $270           $526           $  907           $1,976

----
 12

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------
              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account Sales Charges").

              The Fund's returns are compared to the Lehman Brothers
              Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees,
              expenses or taxes and are not professionally managed. The
              Fund's returns are also compared to the average return of the funds included in the Lipper Massachusetts Municipal Debt
              Funds Category (Lipper Average), as calculated by Lipper,
              Inc. This category is composed of funds with investment
              objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

                                                                            ----

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURNS (CLASS A)



                                  (BAR CHART)

                       18.36%      2.92%      9.01%      5.99%     -4.12%     13.76%      4.67%      9.99%      5.94%      3.70%

                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return through  For the periods shown in bar chart:
            June 30, 2005 was   %                          Best quarter: 1st quarter 1995, +7.42%
                                                           Worst quarter: 2nd quarter 2004, -2.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                           [-1.22]         [6.51]           [6.34]
  Return After Taxes on Distributions                           [-1.42]         [6.32]           [6.18]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [0.82]         [6.21]           [6.12]
--------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           [-1.99]         [6.44]           [6.07]
  Return After Taxes on Distributions                           [-2.19]         [6.25]           [5.91]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [0.14]         [6.06]           [5.80]
--------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                            [2.25]         [7.07]           [6.30](1)
  Return After Taxes on Distributions                            [2.05]         [6.88]           [6.14](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [3.00]         [6.65]           [6.03](1)
--------------------------------------------------------------------------------------------------------
Lehman Index (%)                                                 [4.48]         [7.20]           [7.06]
--------------------------------------------------------------------------------------------------------
Lipper Average (%)                                               [3.58]         [6.45]           [6.17]

 (1) Class C of the predecessor fund is a newer class of shares. Its performance information of the predecessor fund includes returns of the predecessor fund's Class B shares for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the other share classes. Class A shares of the predecessor fund were initially offered on April 10, 1987, Class B shares of the predecessor fund were initially offered on June 8, 1992, and Class C shares of the predecessor fund were initially offered on August 1, 1997.

----
 14

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               1.00(2)          5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)               (3)             (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                            ----

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS A         CLASS B         CLASS C
Management fee (%)                                                    0.50            0.50            0.50
------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                          0.22            0.97            0.97(2)
------------------------------------------------------------------------------------------------------------
Other expenses(3) (%)                                                 0.19            0.19            0.19
------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                              0.91            1.66            1.66(2)

 (1) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates.

 (2) [The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.67% and total annual fund operating expenses for Class C shares would be 1.36%. This arrangement may be modified or terminated by the distributor at any time.]

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A                                                           $563           $751           $  955           $1,541
------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                                $169           $523           $  902           $1,766
          sold all your shares at
          the end of the period                                   $669           $823           $1,102           $1,766
------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                                $169           $523           $  902           $1,965
          sold all your shares at
          the end of the period                                   $269           $523           $  902           $1,965

----
 16

COLUMBIA NEW YORK TAX-EXEMPT FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------
              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").

              The Fund's returns are compared to the Lehman Brothers
              Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees,
              expenses or taxes and are not professionally managed. The
              Fund's returns are also compared to the average return of the funds included in the Lipper New York Municipal Debt Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

                                                                            ----

COLUMBIA NEW YORK TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       18.62%      3.46%      9.53%      6.40%     -4.53%     14.28%      4.08%      9.99%      6.31%      3.78%

                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return through  For the periods shown in bar chart:
            June 30, 2005 was   %                          Best quarter: 1st quarter 1995, +8.29%
                                                           Worst quarter: 2nd quarter 2004, -2.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                           [-1.15]         [6.57]           [6.50]
  Return After Taxes on Distributions                           [-1.18]         [6.55]           [6.48]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [0.64]         [6.30]           [6.32]
--------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           [-1.97]         [6.51]           [6.22]
  Return After Taxes on Distributions                           [-2.00]         [6.48]           [6.21]
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                        [-0.09]         [6.16]           [5.99]
--------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                            [2.32]         [7.14]           [6.46](1)
  Return After Taxes on Distributions                            [2.29]         [7.11]           [6.45](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         [2.81]         [6.74]           [6.24](1)
--------------------------------------------------------------------------------------------------------
Lehman Index (%)                                                 [4.48]         [7.20]           [7.06]
--------------------------------------------------------------------------------------------------------
Lipper Average (%)                                               [3.49]         [6.49]           [6.25]

 (1) Class C of the predecessor fund is a newer class of shares. Its performance information of the predecessor fund includes returns of the predecessor fund's Class B shares for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the other share classes. Class A shares of the predecessor fund were initially offered on September 26, 1986, Class B shares of the predecessor fund were initially offered on August 4, 1992, and Class C shares of the predecessor fund were initially offered on August 1, 1997.

----
 18

COLUMBIA NEW YORK TAX-EXEMPT FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
              UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          4.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                                1.00(2)         5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)               (3)             (3)             (3)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                            ----

COLUMBIA NEW YORK TAX-EXEMPT FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A         CLASS B         CLASS C
Management fee(1) (%)                                            0.50            0.50             0.50
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(2) (%)                     0.23            0.98             0.98(3)
-------------------------------------------------------------------------------------------------------
Other expenses(4) (%)                                            0.23            0.23             0.23
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(1) (%)                      0.96            1.71             1.71(3)

 (1) [The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60%. If this waiver were reflected in the table, the management fee for each share class would be 0.37% and total annual fund operating expenses for Class A, B and C shares would be 0.83%, 1.58% and 1.28%, respectively (taking into account the 12b-1 fee waiver discussed in footnote 3 below). This arrangement may be modified or terminated by the advisor at any time.]

 (2) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates.

 (3) [The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.68% and total annual fund operating expenses for Class C shares would be 1.28% (taking into account the fee waiver discussed in footnote 1 above). This arrangement may be modified or terminated by the distributor at any time.]

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A                                                           $568           $766           $  981           $1,597
------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                                $174           $539           $  928           $1,821
          sold all your shares at
          the end of the period                                   $674           $839           $1,128           $1,821
------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                                $174           $539           $  928           $2,019
          sold all your shares at
          the end of the period                                   $274           $539           $  928           $2,019

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 20

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Funds' transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Funds' transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

             -------------------------------------------------------------------
              INVESTMENT MINIMUMS

              INITIAL MINIMUMS:
              Initial Investment..........................................  $1,000
              Automatic Investment Plan...................................  $   50
              Retirement Plan.............................................  $   25

              Each Fund reserves the right to change these investment
              minimums. Each Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
             -------------------------------------------------------------------

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                                         INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to the transfer agent, Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market
                       fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in 'good form.' You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. There may be an
                       additional sales charge if exchanging from a money market
                       fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.

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YOUR ACCOUNT

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these sales charges may be reduced or waived, as described below and in the Statement of Additional Information.

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              CHOOSING A SHARE CLASS

              The Funds offer three classes of shares in this prospectus -- CLASS A, B and C. Each share Class has its own sales charge and expense structure. Determining which share Class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than
              $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which Class of shares makes the most sense for you.
             -------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  4.75               4.99                4.25
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                4.00
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                3.00
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

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 22

YOUR ACCOUNT

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                COMMISSION %
Less than $3 million                                                1.00
----------------------------------------------------------------------------
$3 million to less than $5 million                                  0.80
----------------------------------------------------------------------------
$5 million to less than $25 million                                 0.50
----------------------------------------------------------------------------
$25 million or more                                                 0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
              shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
              longest.
             -------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS.

A. What are the principal ways to obtain a breakpoint discount?
There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Funds and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, a Fund will use the shares' current public offering price.

STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost

                                                                            ----

YOUR ACCOUNT

(i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by a Fund.

B. What accounts are eligible for breakpoint discounts?

- The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

- Individual accounts

- Joint accounts

- Certain IRA accounts

- Certain trusts

- UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.

D. How can I obtain more information about breakpoint discounts?

Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

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 24

YOUR ACCOUNT

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   3.00
-------------------------------------------------------------------------------
Through fourth year                                                  3.00
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by you and each member of your immediate family (as defined above), together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

                                                                            ----

YOUR ACCOUNT

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00
-------------------------------------------------------------------------------
Longer than three years                                              0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        3.00
------------------------------------------------------------------------------------
Through second year                                                       2.00
------------------------------------------------------------------------------------
Through third year                                                        1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

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 26

YOUR ACCOUNT

CLASS C SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        1.00
------------------------------------------------------------------------------------
Longer than one year                                                      0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share Class (and, in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Funds' policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the NYSE is open.

When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Funds' transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

A Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, a Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from a Fund into the same share class (and, in
                       some cases, certain other classes) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the
                       Medallion Signature Guarantee Program for amounts over
                       $100,000 or for alternate payee or mailing instructions.
                       Additional documentation is required for sales by
                       corporations, agents, fiduciaries, surviving joint owners
                       and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check writing       You may sell shares of the Funds by check writing. The check must be at least $500 and no more than $100,000. You will
                       continue to earn dividends on shares until the check is
                       presented to the bank for payment. When the check is
                       presented to the bank a sufficient number of full and
                       fractional shares will be sold at the next determined net
                       asset value to cover the amount of the check. Certificate
                       shares may not be sold by check writing. Check writing is
                       available only for Class A shares. Be sure to complete the appropriate section of the account application for this
                       feature.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

Each Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any

----
 28

YOUR ACCOUNT

Columbia Fund (other than a Money Market Fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
12B-1 PLAN Each Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.10% on net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Funds that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2004, each Fund's combined service fee was the following percentage of each Fund's average net assets:
California Tax-Exempt Fund 0.21%; Connecticut Tax-Exempt

                                                                            ----

YOUR ACCOUNT

Fund 0.23%; Massachusetts Tax-Exempt Fund 0.22% and New York Tax-Exempt Fund 0.23%. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of each Fund's Class C share distribution fee so that it does not exceed 0.45% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW A FUND'S SHARE PRICE IS DETERMINED The price of each class of a Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If

----
 30

YOUR ACCOUNT

you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for each Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Funds. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Funds have the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Funds, net of expenses incurred by the Funds.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              Each Fund may earn income from the securities it holds. Each
              Fund also may realize capital gains or losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of a Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table

                                                                            ----

YOUR ACCOUNT

below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by a Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in a Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Funds intend to distribute federally tax-exempt income. The Funds may invest a portion of their assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by each Fund, you may realize a capital gain or loss when selling or exchanging shares of a Fund. Such transactions also may be subject to federal, state and local income tax.

----
 32

MANAGING THE FUNDS

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Management runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia California Tax-Exempt Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                              RATE
Net assets under $500 million                        0.480%
-----------------------------------------------------------
Net assets of $500 million but less than $1 billion  0.430%
-----------------------------------------------------------
Net assets of $1 billion but less than $1.5 billion  0.400%
-----------------------------------------------------------
Net assets of $1.5 billion but less than $3 billion  0.370%
-----------------------------------------------------------
Net assets of $3 billion but less than $6 billion    0.360%
-----------------------------------------------------------
Net assets in excess of $6 billion                   0.350%

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by Columbia California Tax-Exempt Fund's predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.50% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
GARY SWAYZE, a senior vice president of Columbia Management, is the portfolio manager for each Fund and has managed the New York Fund since September, 1997, the California Fund since October, 1997, the Connecticut Fund since November, 1997 and the Massachusetts Fund since July, 1998.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

                                                                            ----

MANAGING THE FUNDS

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

----
 34

OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. Each Fund may not always achieve its investment goal. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or any of its investment strategies.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as mortgages and student loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

MUNICIPAL LEASE OBLIGATIONS
--------------------------------------------------------------------------------
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts. Municipal leases are issued by state and local governments and authorities to acquire property or equipment. They frequently involve special risks not normally associated with general obligation bonds or special revenue

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

obligations. Municipal lease obligations may not be backed by the issuing municipality, and many have a "non-appropriation" clause. A non-appropriation clause relieves the issuer of any lease obligation from making future payments under the lease unless money is appropriated for such purpose on a periodic basis. In addition, such lease obligation payments to a Fund may be suspended if the issuing municipality is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. The disposition of the property in the event of non-appropriation or foreclosure may be difficult, time-consuming and costly and result in a delay in recovery or the failure to fully recover the Fund's original investment.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, a Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

INVERSE FLOATING RATE OBLIGATIONS
--------------------------------------------------------------------------------
Inverse floating rate obligations represent interests in bonds. They carry coupon rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. In addition, prices of inverse floaters are more volatile than prices of bonds with similar maturities. The market value of inverse floaters falls when long-term rates rise, but will fall further than the market value of a bond with a similar maturity (and will also increase more when long-term rates fall). The advisor has set an internal policy to invest no more than 15% of a Fund's total assets in inverse floating rate obligations.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

----
 36

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance. Information shown for Class A, B and C shares of Columbia California Tax-Exempt Fund relates to the corresponding class of the predecessor funds. Information is shown for the Funds' last six fiscal periods, which run from November 1 to October 31, unless otherwise indicated, and for California Tax-Exempt Fund, for the six-month period ending on April 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which, for the fiscal year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds' annual report. For the California Fund, Connecticut Fund and Massachusetts Fund the information for the period ended October 31, 2003 and for the fiscal years ended January 31, 2003, 2002, 2001 and 2000, has been derived from the Funds' financial statements which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free copy of each Fund's annual report containing those financial statements by calling 1-800-426-3750.

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                       (UNAUDITED)
                                       SIX MONTHS     YEAR ENDED
                                          ENDED        OCTOBER      PERIOD ENDED
                                        APRIL 30,        31,        OCTOBER 31,                YEAR ENDED JANUARY 31,
                                          2005           2004         2003(A)         2003        2002         2001        2000
                                        Class A        Class A       Class A        Class A      Class A     Class A     Class A
                                       ---------      ---------     ---------      ---------    ---------   ---------   ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                    7.70           7.63         7.59          7.68       6.92        7.73
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                    0.31(b)        0.23(b)      0.33(b)       0.34(b)(c) 0.35(d)     0.35(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                                0.20           0.07         0.08          0.01(c)    0.77       (0.79)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.51           0.30         0.41          0.35       1.12       (0.44)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                              (0.31)         (0.23)       (0.33)        (0.32)     (0.35)      (0.35)
  From net realized gains                                 (0.16)            --        (0.04)        (0.12)     (0.01)         --
  In excess of net realized gains                            --             --           --            --         --       (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                              (0.47)         (0.23)       (0.37)        (0.44)     (0.36)      (0.37)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                          7.74           7.70         7.63          7.59       7.68        6.92
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(e)                                        6.81           3.96(f)      5.46          4.70      16.49       (5.92)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(g)                                              0.87           0.98(h)      0.93          0.91       0.89        0.91
  Net investment income(g)                                 4.07           4.04(h)      4.27          4.42(c)    4.79        4.72
Portfolio turnover rate (%)                                   4              9(f)        10             7          9          19
Net assets, end of period (000's) ($)                   199,877        212,086      220,494       228,430    212,839     194,606

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.41% to 4.42%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                       (UNAUDITED)
                                       SIX MONTHS
                                          ENDED       YEAR ENDED     PERIOD ENDED
                                        APRIL 30,     OCTOBER 31,    OCTOBER 31,                YEAR ENDED JANUARY 31,
                                          2005           2004          2003(A)         2003        2002        2001        2000
                                        Class B       Class B         Class B        Class B     Class B     Class B     Class B
                                       ---------     ---------       ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                   7.70            7.63          7.59        7.68        6.92        7.73
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                   0.25(b)         0.19(b)       0.27(b)     0.28(b)(c)  0.29(d)     0.29(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                               0.20            0.07          0.08        0.02(c)     0.77       (0.79)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          0.45            0.26          0.35        0.30        1.06       (0.50)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                             (0.25)          (0.19)        (0.27)      (0.29)      (0.29)      (0.29)
  From net realized gains                                (0.16)             --         (0.04)      (0.10)      (0.01)         --
  In excess of net realized gains                           --              --            --          --          --       (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                             (0.41)          (0.19)        (0.31)      (0.39)      (0.30)      (0.31)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                         7.74            7.70          7.63        7.59        7.68        6.92
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(e)                                       6.01            3.38(f)       4.68        3.94       15.63       (6.63)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(g)                                             1.62            1.73(h)       1.68        1.66        1.64        1.66
  Net investment income(g)                                3.32            3.29(h)       3.52        3.67(c)     4.04        3.97
Portfolio turnover rate(%)                                   4               9(f)         10           7           9          19
Net assets, end of period (000's) ($)                   28,600          38,760        43,436      47,989      68,414      80,416

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.66% to 3.67%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

----
 38

FINANCIAL HIGHLIGHTS

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                       (UNAUDITED)
                                       SIX MONTHS
                                          ENDED       YEAR ENDED     PERIOD ENDED
                                        APRIL 30,     OCTOBER 31,    OCTOBER 31,                YEAR ENDED JANUARY 31,
                                          2005           2004          2003(A)         2003        2002        2001        2000
                                        Class C       Class C         Class C        Class C     Class C     Class C     Class C
                                       ---------     ---------       ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                   7.70            7.63          7.59        7.68        6.92        7.73
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                   0.28(b)         0.21(b)       0.29(b)     0.31(b)(c)  0.32(d)     0.31(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                               0.19            0.06          0.08        0.01(c)     0.77       (0.79)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          0.47            0.27          0.37        0.32        1.09       (0.48)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                             (0.27)          (0.20)        (0.29)      (0.30)      (0.32)      (0.31)
  From net realized gains                                (0.16)             --         (0.04)      (0.11)      (0.01)         --
  In excess of net realized gains                           --              --            --          --          --       (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                             (0.43)          (0.20)        (0.33)      (0.41)      (0.33)      (0.33)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                         7.74            7.70          7.63        7.59        7.68        6.92
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                                    6.33            3.61(g)       4.99        4.24       15.97       (6.35)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(h)                                             1.32            1.43(i)       1.38        1.36        1.34        1.36
  Net investment income(h)                                3.62            3.59(i)       3.82        3.97(c)     4.34        4.27
  Waiver/reimbursement                                    0.30            0.30(i)       0.30        0.30        0.30        0.30
Portfolio turnover rate (%)                                  4               9(g)         10           7           9          19
Net assets, end of period (000's) ($)                   14,244          18,244        23,686      26,354       5,872       6,059

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.96% to 3.97%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (f) Had the distributor not waived a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                           YEAR ENDED    PERIOD ENDED
                                           OCTOBER 31,   OCTOBER 31,             YEAR ENDED JANUARY 31,
                                              2004         2003(A)        2003       2002       2001       2000
                                            Class A       Class A       Class A    Class A    Class A    Class A
                                           ---------     ---------     ---------  ---------   ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                          8.21          8.11        7.96       7.85       7.28       7.95
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                          0.29(b)       0.24(b)     0.34(b)    0.37(b)(c) 0.37(d)    0.37(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                      0.10          0.10        0.17       0.11(c)    0.57      (0.67)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 0.39          0.34        0.51       0.48       0.94      (0.30)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                    (0.29)        (0.24)      (0.34)     (0.35)     (0.37)     (0.37)
  From net realized gains                       (0.12)           --       (0.02)     (0.02)        --         --
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                    (0.41)        (0.24)      (0.36)     (0.37)     (0.37)     (0.37)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                8.19          8.21        8.11       7.96       7.85       7.28
-----------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                           4.91          4.21(g)     6.54       6.25      13.24      (3.87)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(h)                                    0.83          0.83(i)     0.82       0.79       0.78       0.78
  Net investment income(h)                       3.60          3.97(i)     4.21       4.61(c)    4.95       4.84
  Waiver/reimbursement                           0.09          0.20(i)     0.16       0.18       0.17       0.15
Portfolio turnover rate (%)                         9            11(g)       16          3          8          9
Net assets, end of period (000's) ($)         106,661       111,944     114,482    103,760     81,385     66,348

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 4.57% to 4.61%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

----
 40

FINANCIAL HIGHLIGHTS

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                           YEAR ENDED    PERIOD ENDED
                                           OCTOBER 31,   OCTOBER 31,             YEAR ENDED JANUARY 31,
                                              2004         2003(A)        2003       2002       2001       2000
                                            Class B       Class B       Class B    Class B    Class B    Class B
                                           ---------     ---------     ---------  ---------  ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                        8.21           8.11         7.96       7.85       7.28       7.95
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                        0.23(b)        0.20(b)      0.28(b)    0.31(b)(c) 0.32(d)    0.31(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                    0.10           0.09         0.17       0.11(c)    0.57      (0.67)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations               0.33           0.29         0.45       0.42       0.89      (0.36)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                  (0.23)         (0.19)       (0.28)     (0.29)     (0.32)     (0.31)
  From net realized gains                     (0.12)            --        (0.02)     (0.02)        --         --
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                  (0.35)         (0.19)       (0.30)     (0.31)     (0.32)     (0.31)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                              8.19           8.21         8.11       7.96       7.85       7.28
-----------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                         4.13           3.62(g)      5.74       5.49      12.42      (4.59)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(h)                                  1.58           1.58(i)      1.57       1.54       1.53       1.53
  Net investment income(h)                     2.84           3.22(i)      3.46       3.86(c)    4.20       4.09
  Waiver/reimbursement                         0.09           0.20(i)      0.16       0.18       0.17       0.15
Portfolio turnover rate (%)                       9             11(g)        16          3          8          9
Net assets, end of period (000's) ($)        46,271         55,792       61,865     55,997     64,072     76,246

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 3.82% to 3.86%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                          YEAR ENDED    PERIOD ENDED
                                          OCTOBER 31,   OCTOBER 31,              YEAR ENDED JANUARY 31,
                                             2004         2003(A)        2003       2002        2001       2000
                                           Class C        Class C      Class C     Class C     Class C    Class C
                                          ---------      ---------    ---------   ---------   ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                       8.21           8.11         7.96      7.85       7.28       7.95
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                       0.26(b)        0.22(b)      0.30(b)   0.33(b)(c) 0.34(d)    0.33(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                   0.10           0.09         0.17      0.12(c)    0.57      (0.67)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations              0.36           0.31         0.47      0.45       0.91      (0.34)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                 (0.26)         (0.21)       (0.30)    (0.32)     (0.34)     (0.33)
  From net realized gains                    (0.12)            --        (0.02)    (0.02)        --         --
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                 (0.38)         (0.21)       (0.32)    (0.34)     (0.34)     (0.33)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                             8.19           8.21         8.11      7.96       7.85       7.28
-----------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                        4.44           3.86(g)      6.06      5.79      12.76      (4.31)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(h)                                 1.28           1.28(i)      1.27      1.24       1.23       1.23
  Net investment income(h)                    3.15           3.52(i)      3.76      4.16(c)    4.50      4.39
  Waiver/reimbursement                        0.39           0.50(i)      0.46      0.48       0.47       0.45
Portfolio turnover rate (%)                      9             11(g)        16         3          8          9
Net assets, end of period (000's) ($)       24,764         30,218       30,456    12,108      4,551      2,768

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.13% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (f) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

----
 42

FINANCIAL HIGHLIGHTS

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                           YEAR ENDED    PERIOD ENDED
                                           OCTOBER 31,   OCTOBER 31,             YEAR ENDED JANUARY 31,
                                              2004         2003(A)        2003       2002       2001       2000
                                            Class A       Class A       Class A    Class A    Class A    Class A
                                           ---------     ---------     ---------  ---------  ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                          8.16          8.06        7.85       7.83       7.18       8.06
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                          0.33(b)       0.25(b)     0.35(b)    0.40(b)(c) 0.37(d)    0.37(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                      0.17          0.10        0.23       0.03(c)    0.70      (0.84)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 0.50          0.35        0.58       0.43       1.07      (0.47)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                    (0.33)        (0.25)      (0.35)     (0.37)     (0.38)     (0.37)
  From net realized gains                       (0.16)           --       (0.02)     (0.04)     (0.04)      --(e)
  In excess of net realized gains                  --            --          --         --         --      (0.04)
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                    (0.49)        (0.25)      (0.37)     (0.41)     (0.42)     (0.41)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                8.17          8.16        8.06       7.85       7.83       7.18
-----------------------------------------------------------------------------------------------------------------
Total return (%)(f)                              6.28          4.40(g)     7.59       5.62(h)   15.30(h)   (5.96)(h)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(i)                                    0.91          1.00(j)     0.94       0.92       0.93       0.93
  Net investment income(i)                       4.05          4.16(j)     4.39       5.05(c)    4.94       4.81
  Waiver/reimbursement                             --            --          --       0.05       0.03       0.02
Portfolio turnover rate(%)                          6             9(g)       13          8         18         16
Net assets, end of period (000's) ($)         157,198       167,692     170,512    169,284    152,057    142,790

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 5.02% to 5.05%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Rounds to less than $0.01 per share.

 (f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (g) Not annualized.

 (h) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                           YEAR ENDED    PERIOD ENDED
                                           OCTOBER 31,   OCTOBER 31,             YEAR ENDED JANUARY 31,
                                              2004         2003(A)        2003       2002       2001       2000
                                            Class B       Class B       Class B    Class B    Class B    Class B
                                           ---------     ---------     ---------  ---------  ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                        8.16           8.06         7.85       7.83       7.18       8.06
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                        0.27(b)        0.21(b)      0.29(b)    0.34(b)(c) 0.31(d)    0.31(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                    0.16           0.10         0.23       0.03(c)    0.70      (0.84)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations               0.43           0.31         0.52       0.37       1.01      (0.53)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                  (0.26)         (0.21)       (0.29)     (0.31)     (0.32)     (0.31)
  From net realized gains                     (0.16)            --        (0.02)     (0.04)     (0.04)        --(e)
  In excess of net realized gains                --             --           --         --         --      (0.04)
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                  (0.42)         (0.21)       (0.31)     (0.35)     (0.36)     (0.35)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                              8.17           8.16         8.06       7.85       7.83       7.18
-----------------------------------------------------------------------------------------------------------------
Total return (%)(f)                            5.49           3.82(g)      6.79       4.86(h)   14.45(h)   (6.67)(h)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(i)                                  1.66           1.75(j)      1.69       1.67       1.68       1.68
  Net investment income(i)                     3.29           3.41(j)      3.64       4.30(c)    4.19       4.06
  Waiver/reimbursement                           --             --           --       0.05       0.03       0.02
Portfolio turnover rate(%)                        6              9(g)        13          8         18         16
Net assets, end of period (000's) ($)        34,035         40,739       43,052     39,009     44,038     50,110

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.27% to 4.30%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Rounds to less than $0.01 per share.

 (f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (g) Not annualized.

 (h) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

----
 44

FINANCIAL HIGHLIGHTS

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                           YEAR ENDED    PERIOD ENDED
                                           OCTOBER 31,   OCTOBER 31,             YEAR ENDED JANUARY 31,
                                              2004         2003(A)        2003       2002       2001       2000
                                            Class C        Class C       Class C    Class C    Class C    Class C
                                           ---------      ---------     ---------  ---------  ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                        8.16           8.06         7.85       7.83       7.18       8.06
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                        0.29(b)        0.23(b)      0.31(b)    0.36(b)(c) 0.34(d)    0.33(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                    0.17           0.09         0.24       0.04(c)    0.70      (0.84)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations               0.46           0.32         0.55       0.40       1.04      (0.51)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                  (0.29)         (0.22)       (0.32)     (0.34)     (0.35)     (0.33)
  From net realized gains                     (0.16)            --        (0.02)     (0.04)     (0.04)        --(e)
  In excess of net realized gains                --             --           --         --         --      (0.04)
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                  (0.45)         (0.22)       (0.34)     (0.38)     (0.39)     (0.37)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                              8.17           8.16         8.06       7.85       7.83       7.18
-----------------------------------------------------------------------------------------------------------------
Total return (%)(f)(g)                         5.81           4.05(h)      7.11       5.17      14.79      (6.38)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(i)                                  1.36           1.45(j)      1.39       1.37       1.38       1.38
  Net investment income(i)                     3.58           3.71(j)      3.94       4.60(c)    4.49       4.36
  Waiver/reimbursement                         0.30           0.30(j)      0.30       0.35       0.33       0.32
Portfolio turnover rate (%)                       6              9(h)        13          8         18         16
Net assets, end of period (000's) ($)        13,360         15,335       11,399      4,802      2,586      1,189

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.57% to 4.60%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Rounds to less than $0.01 per share.

 (f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (h) Not annualized.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA NEW YORK TAX-EXEMPT FUND

                                           YEAR ENDED    PERIOD ENDED
                                           OCTOBER 31,   OCTOBER 31,             YEAR ENDED JANUARY 31,
                                              2004         2003(A)        2003       2002       2001       2000
                                            Class A       Class A       Class A    Class A    Class A    Class A
                                           ---------     ---------     ---------  ---------  ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                        7.72           7.60         7.43       7.34       6.68       7.49
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                        0.31(b)        0.24(b)      0.33(b)    0.34(b)(c) 0.35(d)    0.35(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                    0.16           0.11         0.17       0.07(c)    0.67      (0.81)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations               0.47           0.35         0.50       0.41       1.02      (0.46)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                  (0.31)         (0.23)       (0.33)     (0.32)     (0.36)     (0.35)
  From net realized gains                     (0.04)            --           --         --         --         --
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                  (0.35)         (0.23)       (0.33)     (0.32)     (0.36)     (0.35)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                              7.84           7.72         7.60       7.43       7.34       6.68
-----------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                         6.26           4.70(g)      6.81       5.75      15.58      (6.34)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(h)                                  0.83           0.83(i)      0.82       0.79       0.79       0.79
  Net investment income(h)                     4.04           4.15(i)      4.32       4.61(c)    5.02       4.90
  Waiver/reimbursement                         0.13           0.24(i)      0.18       0.21       0.22       0.18
Portfolio turnover rate (%)                       8              8(g)        11          9         18         17
Net assets, end of period (000's) ($)        65,280         68,271       67,779     60,165     47,733     43,471

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.55% to 4.61%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

----
 46

FINANCIAL HIGHLIGHTS

COLUMBIA NEW YORK TAX-EXEMPT FUND

                                           YEAR ENDED    PERIOD ENDED
                                           OCTOBER 31,   OCTOBER 31,             YEAR ENDED JANUARY 31,
                                              2004         2003(A)        2003       2002       2001       2000
                                             Class B       Class B       Class B    Class B    Class B    Class B
                                            ---------     ---------     ---------  ---------  ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                        7.72           7.60         7.43       7.34       6.68       7.49
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                        0.25(b)        0.20(b)      0.27(b)    0.29(b)(c) 0.30(d)    0.29(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                    0.16           0.11         0.17       0.07(c)    0.67      (0.81)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations               0.41           0.31         0.44       0.36       0.97      (0.52)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                  (0.25)         (0.19)       (0.27)     (0.27)     (0.31)     (0.29)
  From net realized gains                     (0.04)            --           --         --         --         --
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                  (0.29)         (0.19)       (0.27)     (0.27)     (0.31)     (0.29)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                              7.84           7.72         7.60       7.43       7.34       6.68
-----------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                         5.47           4.12(g)      6.02       4.99      14.74      (7.04)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(h)                                  1.58           1.58(i)      1.57       1.54       1.54       1.54
  Net investment income(h)                     3.29           3.40(i)      3.57       3.86(c)    4.27       4.15
  Waiver/reimbursement                         0.13           0.24(i)      0.18       0.21       0.22       0.18
Portfolio turnover rate (%)                       8              8(g)        11          9         18         17
Net assets, end of period (000's) ($)        34,877         44,293       43,018     36,409     41,034     44,747

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.80% to 3.86%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

COLUMBIA NEW YORK TAX-EXEMPT FUND

                                           YEAR ENDED    PERIOD ENDED
                                           OCTOBER 31,   OCTOBER 31,             YEAR ENDED JANUARY 31,
                                              2004         2003(A)        2003       2002       2001       2000
                                            Class C        Class C       Class C    Class C    Class C    Class C
                                           ---------      ---------     ---------  ---------  ---------  ---------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                        7.72           7.60         7.43       7.34       6.68       7.49
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                        0.28(b)        0.21(b)      0.29(b)    0.31(b)(c) 0.32(d)    0.31(d)
  Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                    0.16           0.12         0.17       0.07(c)    0.67      (0.81)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations               0.44           0.33         0.46       0.38       0.99      (0.50)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                  (0.28)         (0.21)       (0.29)     (0.29)     (0.33)     (0.31)
  From net realized gains                     (0.04)            --           --         --         --         --
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                  (0.32)         (0.21)       (0.29)     (0.29)     (0.33)     (0.31)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                              7.84           7.72         7.60       7.43       7.34       6.68
-----------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                         5.78           4.35(g)      6.34       5.29      15.07      (6.76)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
  Expenses(h)                                  1.28           1.28(i)      1.27       1.24       1.24       1.24
  Net investment income(h)                     3.59           3.70(i)      3.87       4.16(c)    4.57       4.45
  Waiver/reimbursement                         0.43           0.54(i)      0.48       0.51       0.52       0.48
Portfolio turnover rate (%)                       8              8(g)        11          9         18         17
Net assets, end of period (000's) ($)         9,774         10,231        9,344      4,108        900        654

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.10% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

 (d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

 (e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (f) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (i) Annualized.

----
 48

NOTES

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 50

NOTES

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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia California Tax-Exempt Fund

- Columbia Connecticut Tax-Exempt Fund

- Columbia Massachusetts Tax-Exempt Fund

- Columbia New York Tax-Exempt Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2005 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    CST-01/457U-0205

COLUMBIA CALIFORNIA TAX-EXEMPT FUND          Prospectus,          , 2005

CLASS Z SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   4
Your Expenses........................................   6

YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Eligible Investors...................................   9
Sales Charges........................................  11
How to Exchange Shares...............................  11
How to Sell Shares...................................  11
Fund Policy on Trading of Fund Shares................  12
Other Information About Your Account.................  13

MANAGING THE FUND                                      16
---------------------------------------------------------
Investment Advisor...................................  16
Portfolio Managers...................................  16

OTHER INVESTMENT
STRATEGIES AND RISKS                                   18
---------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   20
---------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your
Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks as high a level of after-tax total return as is consistent with prudent risk.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Each Fund seeks to achieve its investment goal by pursuing current income exempt from federal income tax and its state's personal income tax (if any) and by pursuing opportunities for long-term appreciation. Under normal market conditions, each Fund invests at least 80% of its total assets in municipal bonds, the interest on which is exempt from federal income tax and that state's personal income tax. Bonds subject to the alternative minimum tax will not be counted for purposes of the 80% test described above. In selecting municipal bonds for a Fund, the Fund's investment advisor primarily invests in "investment grade" securities, which are securities rated in the four highest categories by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), Moody's Investors Service, Inc. (Moody's), or other nationally recognized rating agencies, and in unrated securities that the advisor believes to be comparable in quality to investment grade securities.

Each Fund may also invest up to 25% of its total assets in lower-rated debt securities, which are rated below investment grade by Moody's, S&P or other nationally recognized rating agencies, or comparable unrated securities.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

             -------------------------------------------------------------------

              UNDERSTANDING TAX-EXEMPT BONDS

              TAX-EXEMPT BONDS are issued by state and local governments for various public purposes. The interest on tax-exempt
              bonds, typically, is not subject to federal and state income tax. As a result, the yields on tax-exempt securities are generally lower than the yields on taxable bonds with similar maturities. However, a portion or all of such interest may be subject to a shareholder's federal alternative minimum tax liability. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from state and federal tax.
             -------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

----
 2

THE FUND

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally-owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Municipal Market Risk and Single-State Focus: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative, demographic or political changes, as well as changes in the financial or economic condition of the state that issues municipal securities. Municipal issues in each state will be affected by these factors, which will, in turn, affect the value of each Fund's investments. Because each of the Funds invests primarily in municipal securities of a particular state, the value of each Fund's shares may be more volatile than the value of shares of funds that invest in securities of issuers in a number of different states.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its

                                                                            ----

THE FUND

obligations. For more information on the risks of derivative strategies, see the Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The returns shown are the returns of the Class Z shares of Columbia California Tax-Exempt Fund, a series of Columbia Funds Trust V, a series of Columbia Funds Trust I, the predecessor to the Fund (the "predecessor fund"). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.(1)

              The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index (Lehman Brothers Index), an
              unmanaged index that tracks the performance of U.S.
              government and U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the
              Lipper Multi-Sector Income Funds Category (Lipper Average),
              as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the
              Fund. Sales charges are not reflected in the Lipper Average.
             -------------------------------------------------------------------

----
 4

THE FUND

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)

                                  (BAR CHART)

                       20.18%     10.25%      8.62%      5.17%      1.50%                 3.14%      7.87%     19.72%
                                                                              -0.59%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004


            The Class's year-to-date total return  For the periods shown in bar chart:
            through June 30, 2005 was     %        Best quarter: [2nd quarter, 2003, +7.66%.]
                                                   Worst quarter: [1st quarter, 1994,     %.]

 (1) Class Z is a newer class of shares. Its performance information includes returns of the predecessor fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on April 21, 1977, and Class Z shares were initially offered on January 29, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     1 YEAR          5 YEARS         10 YEARS
Class Z (%)
  Return Before Taxes                                                  [  ]           [  ](1)          [  ](1)
  Return After Taxes on Distributions                                  [  ]           [  ](1)          [  ](1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               [  ]           [  ](1)          [  ](1)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Index (%)                                              [  ]           [  ]             [  ]
-------------------------------------------------------------------------------------------------------------
Lipper Average (%)                                                     [  ]           [  ]             [  ]

 (1) Class Z is a newer class of shares. Its performance information includes returns of the predecessor fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares of the predecessor fund were initially offered on April 21, 1977, and Class Z of the predecessor fund shares were initially offered on January 29, 1999.

                                                                            ----

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

              It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
--------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               0.00
--------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (2)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

----
 6

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(1)(2) (%)                                          0.56
----------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       [0.00]
----------------------------------------------------------------------
Other expenses (%)                                              [0.28]
----------------------------------------------------------------------
Total annual fund operating expenses(2) (%)                       0.84

 (1) The Fund pays a management fee of 0.50% and an administration fee of 0.06%.

 (2) The examples provided are estimates based on the expenses of the corresponding share class for the predecessor fund's last fiscal year.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $86      $268      $466      $1,037

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments.

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

             -------------------------------------------------------------------
INVESTMENT MINIMUMS


INITIAL MINIMUMS:
Initial Investment                                             $1,000
Automatic Investment Plan                                      $   50
Retirement Plan                                                $   25

              The Funds reserve the right to change these investment
              minimums. Each Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
             -------------------------------------------------------------------

----
 8

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund and mailed to Columbia Funds
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund and mailed to
                       Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class of the Fund at no additional cost.
                       To exchange by telephone, call 1-800-422-3737. Please see
                       "How to Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic funds    You may purchase shares of the Fund by electronically
transfer               transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of a Fund, directly or by exchange. Class Z shares of a Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial adviser offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you

                                                                            ----

YOUR ACCOUNT

are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

- Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

- Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each

----
 10

YOUR ACCOUNT

investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus -- CLASS Z.

              The Fund also offers three additional classes of
              shares -- Class A, B and C shares are available through
              separate prospectuses. Each share class has its own sales
              charge and expense structure. Determining which share class is best for you depends on the dollar amount you are
              investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to
              purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other
              classes.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be

                                                                            ----

YOUR ACCOUNT

paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption or you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                       shares (only if Class Z is not offered) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a
                       member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature
                       Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries,
                       surviving joint owners and individual retirement account
                       owners. For details, call 1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the

----
 12

YOUR ACCOUNT

same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive the day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

                                                                            ----

YOUR ACCOUNT

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

----
 14

YOUR ACCOUNT

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

California Tax-Exempt Fund pays a monthly advisory fee, not including administration, pricing and bookkeeping and other fees paid to Columbia Management by the Fund, based on the average daily net assets of the fund, at the annual rate of:

AVERAGE DAILY NET ASSETS                                         RATE
Net assets under $500 million                                    0.600%
Net assets of $500 million but less than $1 billion              0.550%
Net assets of $1 billion but less than $1.5 billion              0.520%
Net assets in excess of $1.5 billion                             0.490%

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the predecessor fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the predecessor fund, amounted to 0.50% of average daily net assets of the predecessor fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
GARY SWAYZE, a senior vice president of Columbia Management, is the portfolio manager for each Fund and has managed the New York fund since September, 1997, the California Fund since October, 1997, the Connecticut Fund since November, 1997 and the Massachusetts Fund since July, 1998.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On March 15, 2004, Columbia Management and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics

----
 16

MANAGING THE FUND

oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risk." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's Shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as mortgages and student loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

MUNICIPAL LEASE OBLIGATIONS
--------------------------------------------------------------------------------
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts. Municipal leases are issued by state or local governments and authorities to acquire property or equipment. They frequently involve special risks not normally associated with general obligation bonds or special revenue

----
 18

OTHER INVESTMENT STRATEGIES AND RISKS

obligations. Municipal lease obligations may not be backed by the issuing municipality, and many have a "non-appropriation" clause. A non-appropriation clause relieves the issuer of a lease obligation from making future payments under the lease unless money is appropriated for such purpose on a periodic basis. In addition, such lease obligation payments to a Fund may be suspended if the issuing municipality is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. The disposition of the property in the event of non-appropriation or foreclosure may be difficult, time-consuming and costly and may result in a delay in recovery or the failure to fully recover the Fund's original investment.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

INVERSE FLOATING OBLIGATIONS
--------------------------------------------------------------------------------
Inverse floating rate obligations represent interest in bonds. They carry coupon rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. In addition, prices of inverse floaters are more volatile than prices of bonds with similar maturities. The market value of inverse floaters falls when long-term rates rise, but will fall further than the market value of a bond with a similar maturity (and will also increase more when long-term rates fall). The advisor has set an internal policy to invest no more than 15% of a Fund's total assets in inverse floating rate obligations.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                                            ----

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares of Columbia California Tax-Exempt Fund relates to the Class Z shares of the predecessor fund. Information is shown for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.

THE FUND

                                                                       PERIOD ENDED
                                             YEAR ENDED MAY 31,          MAY 31,                 YEAR ENDED DECEMBER 31,
                                              2005        2004           2003(A)            2002           2001           2000
                                            Class Z     Class Z         Class Z           Class Z        Class Z        Class Z
                                             -----       -----             -----           -----          -----          -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                   6.05              5.59            5.62           5.99           6.62
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
($):
  Net investment income                                   0.38(c)           0.17(c)         0.39(c)        0.49(c)(d)     0.59(e)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                                0.01              0.45            0.03          (0.31)(d)      (0.63)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          0.39              0.62            0.42           0.18          (0.04)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                             (0.46)            (0.16)          (0.43)         (0.51)         (0.54)
  Return of capital                                         --                --           (0.02)         (0.04)         (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                             (0.46)            (0.16)          (0.45)         (0.55)         (0.59)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                         5.98              6.05            5.59           5.62           5.99
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(g)                                       6.52             11.29(h)         7.87           3.14          (0.59)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(i)                                             0.93              1.03(j)         0.99           0.98           0.93
  Net investment income(i)                                6.15              6.76(j)         6.99           8.45(d)        9.36
Portfolio turnover rate (%)                                 68                59(h)           62            106             35
Net assets, end of period (000's) ($)                    1,150             1,188               3          1,860              1

 (a) The Fund changed its fiscal year end from January 31 to October 31.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and increase the ratio of net investment income to average net assets from 4.41% to 4.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

 (e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

 (g) Total return at net asset value assuming all distributions reinvested.

 (h) Not annualized.

 (i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (j) Annualized.

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 20

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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Trust IX: 811-4367

- Columbia Strategic Income Fund

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         A Member of Columbia Management Group

         (C)2004 Columbia Funds Distributor, Inc.
         One Financial Center, Boston, MA 02111-2621
         800.426.3750  www.columbiafunds.com                    716-01/749S-0804

                       COLUMBIA CALIFORNIA TAX-EXEMPT FUND
                       A SERIES OF COLUMBIA FUNDS TRUST IX
                       STATEMENT OF ADDITIONAL INFORMATION
                                          , 2005

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Columbia California Tax-Exempt Fund(the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus
of the Fund dated     , 2005. This SAI should be read together with the Fund's
Prospectus, and the most recent Annual Report dated October 31, 2004 and Semiannual Report dated April 30, 2005 of Columbia California Tax-Exempt Fund, a series of Columbia Funds Trust V, the predecessor to the Fund (the "Predecessor Fund"). Investors may obtain a free copy of the Fund's Prospectus and the Predecessor Fund's Annual Report and Semiannual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621. The financial statements and Report of Independent Registered Public Accounting Firm appearing in the Predecessor Fund's October 31, 2004 Annual Report and the financial statements appearing in the Predecessor Fund's April 30, 2005 Semiannual Report are incorporated into this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

PART 1                                                                     PAGE
Definitions                                                                 [ ]
Organization and History                                                    [ ]

Fundamental Investment Policies of the Fund                                 [ ]
Other Investment Policies of the Fund                                       [ ]
California Tax Considerations                                               [ ]
                                                                            [ ]
                                                                            [ ]
                                                                            [ ]
Fund Charges and Expenses                                                   [ ]
Custodian of the Fund                                                       [ ]
Independent Registered Public Accounting Firm of the Fund                   [ ]

PART 2
Miscellaneous Investment Practices                                          [ ]
Taxes                                                                       [ ]
Management of the Funds                                                     [ ]
Determination of Net Asset Value                                            [ ]
How to Buy Shares                                                           [ ]
Special Purchase Programs/Investor Services                                 [ ]
Programs for Reducing or Eliminating Sales Charges                          [ ]
How to Sell Shares                                                          [ ]
Distributions                                                               [ ]
How to Exchange Shares                                                      [ ]
Suspension of Redemptions                                                   [ ]
Shareholder Liability                                                       [ ]
Shareholder Meetings                                                        [ ]
Appendix I                                                                  [ ]
Appendix II                                                                 [ ]

CST-16/460U-0205

                                     Part 1

                       COLUMBIA CALIFORNIA TAX-EXEMPT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                           , 2005

DEFINITIONS

      "Fund"            Columbia California Tax-Exempt Fund
      "Trust"           Columbia Funds Trust IX
      "Advisor"         Columbia Management Advisors, Inc., the Fund's
                        investment advisor
      "CFD"             Columbia Funds Distributor, Inc., the Fund's
                        distributor.
      "CFS"             Columbia Funds Services, Inc., the Fund's shareholder
                        services and transfer agent.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund is an open-end, management investment company and is a non-diversified series of the Trust and represents the entire interest in a separate series of the Trust. The
Fund commenced investment operations as a series of the Trust on   , 2005. Prior
to   , 2005 (the "Fund Reorganization Date"), the Fund was organized as a series of Columbia Funds Trust V, a Massachusetts business trust (the "Predecessor Fund") that commenced investment operations on June 16, 1986. The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

Effective October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Funds Municipal Trust" to its current name.

The Fund offers four classes of shares -- Class A, B, C and Z shares.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry,

                                        b
         provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

8. In addition to the above fundamental investment restrictions, the Fund will: under normal circumstances, invest at least 80% of its total assets in State Bonds, subject to applicable State requirements.

OTHER INVESTMENT POLICIES OF THE FUNDS

As non-fundamental investment policies, which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.       Invest more than 15% of its net assets in illiquid assets.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, the issuer is the entity whose revenues support the security.

CALIFORNIA TAX CONSIDERATIONS

It is the policy of the Fund to meet all applicable requirements of the Internal Revenue Code of 1986, as amended (the Code) and the California Revenue and Taxation Code for shareholders to be relieved of the obligation to pay regular federal income taxes and California personal income tax on amounts distributed to them which are derived from tax-exempt interest income. That is, the Fund will have at least 50% of its total assets invested in tax-exempt bonds and U.S. government obligations whose interest is excluded from income for California personal income tax purposes (California Tax-Exempt Bonds) at the end of each quarter.

California law provides that, to the extent distributions by the Fund are derived from interest on California Tax-Exempt Bonds and are designated as such, such distributions shall be exempt from California personal income taxes. For California personal income tax purposes, distributions of income from other investments and distributions of any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.

Interest derived from California Tax-Exempt Bonds is not subject to the California alternative minimum tax and California personal income tax does not apply to any portion of Social Security or railroad retirement benefits. Under the Code, any portion of interest on indebtedness (including insurance policy loans) incurred or continued to purchase or carry shares of the Fund which is deemed to relate to tax-exempt dividends will not be deductible. Likewise, California personal income tax purposes none of such interest will be deductible. Depending on the circumstances, the Internal Revenue Service or California Franchise Tax Board may consider shares to have been purchased or carried with borrowed funds even though the shares are not directly traceable to the borrowed funds. Shareholders who are, within the meaning of Section 147 of the Code, "substantial users" (or

                                       c

"related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisors as to whether the Fund is a desirable investment.

Corporations that are subject to either the California franchise tax or the California corporate income tax and that invest in the Fund will generally be taxed on distributions other than dividends derived from interest paid on California Tax-Exempt Bonds. Corporations that are subject to the California franchise tax will also be taxed on dividends derived from interest paid on California Tax-Exempt Bonds. The receipt of interest from California Tax-Exempt Bonds will cause corporations to recognize taxable income for purposes of both the federal and California Alternative Minimum Tax.

FUND CHARGES AND EXPENSES

Under the Fund's Investment Advisory Agreement with the Advisor, the Fund pays the Advisor a monthly fee at the annual rate of:

Combined Average Daily Net Assets                                Rate
---------------------------------------------------             -------
of the Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Massachusetts
Tax-Exempt Fund and Columbia New
York Tax-Exempt Fund (the "State Funds")

Net assets under $500 million                                   [0.48%]
Net assets of $500 million but less than $1 billion             [0.43%]
Net assets of $1 billion but less than $1.5 billion             [0.40%]
Net assets of $1.5 billion but less than $3 billion             [0.37%]
Net assets of $3 billion but less than $6 billion               [0.36%]
Net assets in excess of $6 billion                              [0.35%]

Prior to February 9, 2005, the Fund paid the Advisor a monthly fee based on the following: 0.50% of the first $1 billion of the combined average daily net assets of the State Funds, plus 0.45% of the next $2 billion of the combined average daily net assets of the State Funds, plus 0.40% of the combined average daily net assets of the State Funds in excess of $3 billion. Prior to November 1, 2003, the Fund paid the Advisor a monthly fee based on the Fund's average daily net assets, determined at the close of each business day during the month at the following annual rates: 0.50% on the first $2 billion and 0.45% of any excess over $2 billion.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

      - An annual flat fee of $10,000, paid monthly; and In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                       d

The Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

      - An annual open account fee of $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

      - An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

      - An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

      - A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

      - A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

      - The Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

RECENT FEES PAID TO THE ADVISOR, CFD AND CFS (dollars in thousands)

                                                             Nine months
                                               Year ended       ended               Years ended
                                              October 31,    October 31,            January 31,
                                                  2004          2003(a)         2003           2002
                                              -----------    -----------     ---------      ---------
Management fee (before reduction)              $   1,265      $   1,058      $   1,479      $   1,488
Pricing and bookkeeping fee                           96             78            141            114
Shareholder service and transfer agent fee           164            381            431            433
12b-1 fees:
   Service fee (Class A)                             434            341            453            546
   Service fee (Class B)                              69             65             91
   Service fee (Class C)                              35             33             49
Distribution fee (Class B)                           244            235            342            425
Distribution fee (Class C)                           122            118            184            128
Fees waived by the CFD (Class C)                     (49)           (47)           (74)           (51)

                                       e

(a) The Fund changed its fiscal year end from January 31 to October 31 in 2003.

                                                     Nine months
                                       Year ended       ended
                                       October 31,   October 31,   Years ended January 31,
                                           2004         2003(a)        2003         2002
                                       -----------   -----------       ----         ----
Total commissions                           $12           $8             $6           $2
Directed transactions                         0            0              0            0
Commissions on directed transactions          0            0              0            0

(a) The Fund changed its fiscal year end from January 31 to October 31 in 2003.

(b)   Rounds to less than one.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At October 31, 2004, the Fund did not hold securities of its regular brokers or dealers.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                       Aggregate        Total Compensation from the
                                                     Compensation        Fund Complex Paid to the
                        Pension or Retirement    from the Fund for the   Trustees for the Calendar
                         Benefits Accrued as       Fiscal Year Ended     Year Ended December 31,
Trustee                Part of Fund Expenses(b)    October 31, 2004               2004(a)
---------------------  ------------------------  ---------------------  ---------------------------
Douglas A. Hacker                N/A                    $1,029                     $135,000
Janet Langford Kelly             N/A                     1,136                      148,500
Richard W. Lowry                 N/A                       993                      150,700
William E. Mayer                 N/A                     1,120                      166,700
Charles R. Nelson                N/A                     1,110                      141,500
John J. Neuhauser                N/A                     1,039                      158,284
Patrick J. Simpson(c)            N/A                     1,017                      129,000
Thomas E. Stitzel                N/A                     1,127                      149,000
Thomas C. Theobald(d)            N/A                     1,344                      172,500
Ann-Lee Verville(e)              N/A                     1,240                      157,000
Richard L. Woolworth             N/A                       989                      131,000

(a)   As of December 31, 2004, the Fund Complex consisted of [ ] open-end and [
      ] closed-end management investment company portfolios. (b)   The Fund does
      not currently provide pension or retirement plan benefits to the Trustees.

(c) During the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, Mr. Simpson deferred $1,017 of his compensation from the Fund, and $129,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.

                                       f

(d) During the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, Mr. Theobald deferred $724 of his compensation from the Fund, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

(e) During the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $443 of her compensation from the Fund, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Trust (the "Board") effective December, 2003.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent auditors/accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended October 31, 2004, the Audit Committee convened eleven times.

GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended October 31, 2004, the Governance Committee convened five times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended October 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

COMPLIANCE COMMITTEE

Ms. Kelly, Messrs. Nelson,Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to May 10, 2005, Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended October 31, 2004, the Compliance Committee convened six times.

                                       g

INVESTMENT OVERSIGHT COMMITTEES

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year.

The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

      IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

      IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - - Multi Sector and Fixed Income - Core.

      IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

      IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity, Taxable Fixed Income and Money Market.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in the Fund and (ii) in the funds in the Fund Complex.

                                            Aggregate Dollar
                                             Range of Equity
                            Dollar Range    Securities Owned
                             of Equity        in All Funds
                             Securities        Overseen by
                           Owned in the        Trustee in
     Name of Trustee            Fund          Fund Complex
-----------------------    -------------    ----------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                $0           Over $100,000
Janet Langford Kelly             $0           Over $100,000
Richard W. Lowry                 $0           Over $100,000
Charles R. Nelson                $0           Over $100,000
John J. Neuhauser                $0           Over $100,000
Patrick J. Simpson               $0           Over $100,000
Thomas E. Stitzel                $0           Over $100,000
Thomas C. Theobald               $0           Over $100,000
Anne-Lee Verville                $0           Over $100,000
Richard L. Woolworth             $0           Over $100,000

INTERESTED TRUSTEE
William E. Mayer                 $0         $50,001-$100,000

                                       h

OWNERSHIP OF THE FUND

At January 31, 2005, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

As of record on January 31, 2005, the following shareholders owned 5% or more of the Fund's then outstanding:

                          CLASS A SHARES

Shareholder (name and address)             Percentage of Class Total(%)
Merrill Lynch Pierce Fenner & Smith            5.45
For the Sole Benefit of
Its Customers

4800 Deer Lake Drive E FL 2
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                 8.42

Attn: Peter Booth  7th Floor
333 W. 34th Street
New York, NY 10001-2402

                          CLASS B SHARES

Shareholder (name and address)             Percent of Class Total (%)
Merrill Lynch Pierce Fenner & Smith            6.40
For the Sole Benefit of
Its Customers

4800 Deer Lake Drive E FL 2
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                 5.84

Attn: Peter Booth  7th Floor
333 W. 34th Street
New York, NY 10001-2402

                          CLASS C SHARES

Shareholder (name and address)             Percent of Class Total (%)
Merrill Lynch Pierce Fenner & Smith            24.96
For the Sole Benefit of
Its Customers

4800 Deer Lake Drive E FL 2
Jacksonville, FL 32246-6484

NFSC FEBO                                      6.49
Shirley Del Faro TTEE
Shirley Ann Del Faro Living Trust

3901 Alonzo Avenue
Encino, CA 91316-4408

SALES CHARGES (dollars in thousands)

                                 CLASS A SHARES

                                                               Nine
                                                              months
                                               Year ended      ended
                                               October 31,  October 31,   Years ended January 31,
                                                   2004       2003(a)       2003        2002
                                               -----------  -----------     ----        ----
Aggregate initial sales charges on Fund share      $141         $133        $176        $383
  sales Initial sales charges retained by CFD        18           18          24          43
Aggregate contingent deferred sales charges
  (CDSC) on Fund redemptions retained by CFD         10          (b)           0         (b)

                                 CLASS B SHARES

                                                              Nine months
                                                Year ended       ended
                                                October 31,   October 31,   Years ended January 31,
                                                    2004        2003(a)          2003      2002
                                                -----------   -----------        ----      ----
Aggregate CDSC on Fund redemptions retained by
  CFD                                              $105          $67             $118       $91

                                       j

                                 CLASS C SHARES

                                                              Nine months
                                                Year ended       ended
                                                October 31,   October 31,   Years ended January 31,
                                                   2004          2003(a)         2003       2002
                                                -----------   -----------        ----       ----
Aggregate CDSC on Fund redemptions retained by
  CFD                                               $4            (b)             $10        $8

(a) The Fund changed its fiscal year end from January 31 to October 31 in 2003.

(b)   Rounds to less than one.

12b-1 PLAN, CDSCS AND CONVERSION OF SHARES

The Fund offers four classes of shares - Class A, Class B,Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) for the Fund pursuant to Rule 12b-1 under the 1940 Act for each class except Class Z shares. Under the Plan, the Fund pays CFD monthly a service fee at an annual rate of 0.10% of the Fund's net assets attributed to the outstanding shares of each class on December 1, 1994, and a service fee of 0.25% of the average daily net assets attributed to Class A, Class B and Class C shares issued thereafter. The Fund also pay CFD monthly a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributed to the Fund's Class B and Class C shares. CFD has voluntarily agreed to waive a portion of the Fund's Class C share distribution fee so that it does not exceed 0.45% annually. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms
(FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

                                       k

The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC for periods up to six years after the purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs and initial sales charge are described in the Prospectus for the Fund.

No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Fund for the fiscal year ended October 31, 2004 were:

                                                 Class A     Class B    Class C
                                                 -------     -------    -------
Fees to FSFs                                       $498       $115       $147
Cost of sales material
  (including printing and mailing expenses)           7          1          2
Allocated travel, entertainment and other
  promotional expenses (including advertising)       15          2          5

                                       l

CUSTODIAN OF THE FUND

State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2100, is theFund's custodian. The Fund's custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THEFUND

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings..The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing for the Fund for the fiscal year ended October 31, 2004. For the period ended October 31, 2003 and prior, Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, served as the Fund's independent registered public accounting firm. The financial statements for the Fund incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of Ernst & Young LLP for the period ended October 31, 2003, and for the years ended January 31, 2003, 2002, 2001 and 2000 given on the authority of said firm as experts in accounting and auditing for the Fund.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of October 31, 2004.

                         OTHER SEC-REGISTERED
                        OPEN-END AND CLOSED-END     OTHER POOLED INVESTMENT
PORTFOLIO MANAGER               FUNDS                      VEHICLES               OTHER ACCOUNTS
                        -----------------------     -----------------------     -------------------
                        Number of                   Number of                   Number of
                        accounts        Assets      accounts        Assets      accounts     Assets
                        ---------       ------      ---------       ------      ---------    ------
Name[*]

Name

Name

[* Information for Mr./Ms. [ ], who began managing the Predecessor Fund after its fiscal year end, is as of [recent practicable date].]

See "Management -- Portfolio Transactions -- Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Adviser addresses potential conflicts of interest resulting from an individual's management of more than one account.

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Predecessor Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Predecessor Fund's most recent fiscal year:

                                  Dollar Range of Equity Securities  in the Fund
Portfolio Manager                               Beneficially Owned
-----------------                 ----------------------------------------------
Name[*]

                                       m

[* Information for Mr./Ms. [ ], who began managing the Fund after its most recent fiscal year end, is as of [recent practicable date].]

COMPENSATION

As of the Predecessor Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark[s] noted below, emphasizing the manager's three- and five-year performance. The Adviser may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall business performance.

PORTFOLIO MANAGER                                       PERFORMANCE BENCHMARK
[Name of Portfolio Manager]                             [Benchmark]

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

                                       n

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

As noted in the prospectus, in addition to the principal investment strategies and the principal investment risks described in the prospectus, a Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to a Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a Fund's prospectus or
Part I of this SAI, or by applicable law, the Fund may engage in each of the practices described below.

SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

EXCHANGE-TRADED FUNDS ("ETFS"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage

Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

BANK OBLIGATIONS include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITS

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or

P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA TAX-MANAGED GROWTH FUND)

FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS

The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc.
(NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                        Year
                                        First                                                            Number of
                                       Elected                                                           Portfolios
                                         or                                                               in Fund
                            Position  Appointed                                                           Complex
      Name, Address           with       to                    Principal Occupation(s)                    Overseen    Held Other
         and Age             Funds    Office(1)                During Past Five Years                    by Trustee  Directorships
--------------------------  --------  ---------  ------------------------------------------------------  ----------  -------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 49)  Trustee     1996     Executive Vice President -- Strategy of United              101          None
P.O. Box 66100                                   Airlines (airline) since December, 2002 (formerly
Chicago, IL 60666                                President of UAL Loyalty Services (airline) from
                                                 September, 2001 to December, 2002; Executive Vice
                                                 President and Chief Financial Officer of
                                                 United Airlines from March, 1999 to September, 2001;
                                                 Senior Vice President-Finance from
                                                 March, 1993 to July, 1999).

Janet Langford Kelly (Age   Trustee     1996     Partner, Zelle, Hofmann, Voelbel, Mason &  Gette LLP       101          None
47)                                              (law firm); Adjunct Professor of Law, Northwestern
9534 W. Gull Lake Drive                          University, since September, 2004; Private Investor
Richland, MI  49083-8530                         since March, 2004 (formerly Chief Administrative
                                                 Officer and Senior Vice President, Kmart Holding
                                                 Corporation (consumer goods), from September, 2003 to
                                                 March, 2004; Executive Vice President-Corporate
                                                 Development and Administration, General
                                                 Counsel and Secretary, Kellogg Company (food
                                                 manufacturer), from September, 1999 to August,
                                                 2003; Senior Vice President, Secretary and General
                                                 Counsel, Sara Lee Corporation (branded,
                                                 packaged, consumer-products manufacturer) from
                                                 January, 1995 to September, 1999).

Richard W. Lowry (Age 68)   Trustee     1995     Private Investor since August, 1987 (formerly Chairman     103          None
10701 Charleston Drive                           and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                             (building products manufacturer)).

                                        Year
                                        First                                                            Number of
                                       Elected                                                           Portfolios
                                         or                                                               in Fund
                            Position  Appointed                                                           Complex
      Name, Address           with       to                    Principal Occupation(s)                    Overseen    Held Other
         and Age             Funds    Office(1)                During Past Five Years                    by Trustee  Directorships
--------------------------  --------  ---------  ------------------------------------------------------  ----------  -------------
DISINTERESTED TRUSTEES

Charles R. Nelson (Age 62)  Trustee     1981     Professor of Economics, University of Washington,          101          None
Department of Economics                          since January, 1976; Ford and Louisa Van Voorhis
University of Washington                         Professor of Political Economy, University of
Seattle, WA 98195                                Washington, since September, 1993 (formerly Director,
                                                 Institute for Economic Research, University of
                                                 Washington from September, 2001 to June, 2003) Adjunct
                                                 Professor of Statistics, University of Washington,
                                                 since September, 1980; Associate Editor, Journal of
                                                 Money Credit and Banking, since September,
                                                 1993; consultant on econometric and statistical
                                                 matters.

John J. Neuhauser (Age 61)  Trustee     1985     Academic Vice President and Dean of Faculties since        103      Saucony, Inc.
84 College Road                                  August, 1999, Boston College (formerly Dean, Boston                   (athletic
Chestnut Hill, MA                                College School of Management from September, 1977 to                  footwear)
02467-3838                                       September, 1999).

Patrick J. Simpson (Age     Trustee     2000     Partner, Perkins Coie L.L.P. (law firm).                   101          None
60)

1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel (Age 68)  Trustee     1998     Business Consultant since 1999 (formerly Professor of      101          None
2208 Tawny Woods Place                           Finance from 1975 to 1999, College of Business, Boise
Boise, ID  83706                                 State University); Chartered Financial Analyst.

                                        Year
                                        First                                                            Number of
                                       Elected                                                           Portfolios
                                         or                                                               in Fund
                            Position  Appointed                                                           Complex
      Name, Address           with       to                    Principal Occupation(s)                    Overseen    Held Other
         and Age             Funds    Office(1)                During Past Five Years                    by Trustee  Directorships
--------------------------  --------  ---------  ------------------------------------------------------  ----------  -------------
DISINTERESTED TRUSTEES

Thomas C. Theobald (Age     Trustee     1996     Partner and Senior Advisor, Chicago Growth Partners        101        Anixter
67) (3)                       and                (private equity investing) since September, 2004                    International
303 W. Madison              Chairman             (formerly Managing Director, William Blair Capital                    (network
Suite 2500                   of the               Partners (private equity investing) from September,                   support
Chicago, IL 60606            Board               1994 to September, 2004).                                             equipment
                                                                                                                     distributor);
                                                                                                                      Ventas, Inc.
                                                                                                                      (real estate
                                                                                                                       investment
                                                                                                                     trust); Jones
                                                                                                                     Lang LaSalle
                                                                                                                     (real estate
                                                                                                                       management
                                                                                                                     services) and
                                                                                                                         Ambac
                                                                                                                       Financial
                                                                                                                         Group
                                                                                                                      (financial
                                                                                                                       guaranty
                                                                                                                      insurance)

Anne-Lee Verville (Age 59)  Trustee     1998     Retired since 1997 (formerly General Manager, Global       101       Chairman of
359 Stickney Hill Road                           Education Industry, IBM Corporation (computer and                   the Board of
Hopkinton, NH  03229                             technology) from 1994 to 1997).                                      Directors,
                                                                                                                     Enesco Group,
                                                                                                                          Inc.
                                                                                                                      (designer,
                                                                                                                     importer and
                                                                                                                      distributor
                                                                                                                     of giftware
                                                                                                                         and
                                                                                                                     collectibles)

Richard L. Woolworth (Age   Trustee     1991     Retired since December 2003 (formerly Chairman and         101        Northwest
63)                                              Chief Executive Officer, The Regence Group (regional                Natural Gas
100 S.W. Market Street                           health insurer); Chairman and Chief Executive Officer,              Co. (natural
#1500                                            BlueCross BlueShield of Oregon; Certified Public                     gas service
Portland, OR 97207                               Accountant, Arthur Young & Company)                                   provider)

                                        Year
                                        First                                                            Number of
                                       Elected                                                           Portfolios
                                         or                                                               in Fund
                            Position  Appointed                                                           Complex
      Name, Address           with       to                    Principal Occupation(s)                    Overseen     Held Other
         and Age             Funds    Office(1)                During Past Five Years                    by Trustee   Directorships
--------------------------  --------  ---------  ------------------------------------------------------  ----------  ---------------
DISINTERESTED TRUSTEES

William E. Mayer2 (Age 64)  Trustee     1994     Partner, Park Avenue Equity Partners (private equity)        103          Lee
399 Park Avenue                                  since February, 1999 (formerly Partner, Development                   Enterprises
Suite 3204                                       Capital LLC from November 1996 to February, 1999).                  (print media),
New York, NY 10022                                                                                                   WR Hambrecht +
                                                                                                                     Co. (financial
                                                                                                                        service
                                                                                                                        provider);
                                                                                                                     Reader's Digest
                                                                                                                      (publishing);
                                                                                                                        OPENFIELD
                                                                                                                        Solutions
                                                                                                                         (retail
                                                                                                                         industry
                                                                                                                        technology
                                                                                                                         provider)

(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Columbia Fund.

(2) Mr. Mayer may be deemed an "interested person" (as defined in the 1940 Act) of the Fund by reason of his affiliation with WR Hambrecht + Co.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                         Year First
                                         Elected or
                                          Appointed
      Name, Address          Position        to                    Principal Occupation(s)
         and Age            with Funds     Office                  During Past Five Years
------------------------   -----------   -----------   -----------------------------------------------
OFFICERS
Christopher L. Wilson       President       2004       Head of Mutual Funds for the Advisor since
(Age 47)                                               August, 2004 and Senior Vice President of the
One Financial Center                                   Advisor since January, 2005;  President of
Boston, MA 02111                                       Columbia Funds, Liberty Funds and Stein Roe
                                                       Funds since October, 2004; President and Chief
                                                       Executive Officer of the Nations Funds since
                                                       January 2005; Senior Vice President of BACAP
                                                       Distributors LLC since January 2005; Director
                                                       of FIM Funding, Inc. since January 2005;
                                                       Senior Vice President of Columbia Funds
                                                       Distributor, Inc. since January 2005 (formerly
                                                       President and Chief Executive Officer, CDC
                                                       IXIS Asset Management Services, Inc. from
                                                       September, 1998 to August, 2004).

J. Kevin Connaughton        Treasurer       2000       Treasurer of the Columbia Funds since October,
(Age 40)                                               2003 and of the Liberty Funds, Stein Roe Funds
One Financial Center                                   and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                       President of the Advisor since April, 2003
                                                       (formerly President of the Columbia Funds,
                                                       Liberty Funds and Stein Roe Funds from
                                                       February, 2004 to October, 2004; Chief
                                                       Accounting Officer and Controller of the
                                                       Liberty Funds and All-Star Funds from
                                                       February, 1998 to October, 2000); Treasurer of
                                                       the Galaxy Funds since September, 2002
                                                       (formerly Treasurer from December, 2002 to
                                                       December, 2004 and President from February,
                                                       2004 to December, 2004 of the Columbia
                                                       Management Multi-Strategy Hedge Fund, LLC;
                                                       Vice President of Colonial Management
                                                       Associates, Inc. from February, 1998 to
                                                       October, 2000).

Mary Joan Hoene (Age 54)      Senior        2004       Senior Vice President and Chief Compliance
40 West 57th Street            Vice                    Officer of the Columbia Funds, Liberty Funds,
New York, NY 10005          President                  Stein Roe Funds and All-Star Funds since
                            and Chief                  August, 2004 (formerly Partner, Carter,
                           Compliance                  Ledyard & Milburn LLP from January, 2001 to
                             Officer                   August, 2004; Counsel, Carter, Ledyard &
                                                       Milburn LLP from November, 1999 to December,
                                                       2000; Vice President and Counsel, Equitable
                                                       Life Assurance Society of the United States
                                                       from April, 1998 to November, 1999).

Michael G. Clarke (Age         Chief        2004       Chief Accounting Officer of the Columbia
35)                         Accounting                 Funds, Liberty Funds, Stein Roe Funds and
One Financial Center          Officer                  All-Star Funds since October, 2004 (formerly
Boston, MA 02111                                       Controller of the Columbia Funds, Liberty
                                                       Funds, Stein Roe Funds and All-Star Funds from
                                                       May, 2004 to October, 2004; Assistant
                                                       Treasurer from June, 2002 to May, 2004; Vice
                                                       President, Product Strategy & Development of
                                                       the Liberty Funds and Stein Roe Funds from
                                                       February, 2001 to June, 2002; Assistant
                                                       Treasurer of the Liberty Funds, Stein Roe
                                                       Funds and the All-Star Funds from August, 1999
                                                       to February, 2001; Audit Manager, Deloitte &
                                                       Touche LLP from May, 1997 to August, 1999).

                                         Year First
                                         Elected or
                                          Appointed
      Name, Address          Position        to                    Principal Occupation(s)
         and Age            with Funds     Office                  During Past Five Years
------------------------   -----------   -----------   -----------------------------------------------
OFFICERS
Jeffrey R. Coleman (Age    Controller      2004        Controller of the Columbia Funds, Liberty
35)                                                    Funds, Stein Roe Funds and All-Star Funds
One Financial Center                                   since October, 2004 (formerly Vice President
Boston, MA 02111                                       of CDC IXIS Asset Management Services, Inc.
                                                       and Deputy Treasurer of the CDC Nvest Funds
                                                       and Loomis Sayles Funds from February, 2003 to
                                                       September, 2004; Assistant Vice President of
                                                       CDC IXIS Asset Management Services, Inc. and
                                                       Assistant Treasurer of the CDC Nvest Funds
                                                       from August, 2000 to February, 2003; Tax
                                                       Manager of PFPC, Inc. from November, 1996 to
                                                       August, 2000).

R. Scott Henderson (Age    Secretary       2004        Secretary of the Columbia Funds, Liberty Funds
45) One Financial                                      and Stein Roe Funds since December, 2004
Center Boston,                                         (formerly Of Counsel, Bingham McCutchen from
MA 02111                                               April, 2001 to September, 2004; Executive
                                                       Director and General Counsel, Massachusetts
                                                       Pension Reserves Investment Management Board
                                                       from September, 1997 to March, 2001).

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds -- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds -- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

The Trustees will receive an aggregate annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting from all Funds for which they serve as trustee or director (other than Liberty All-Star Funds for Messrs. Lowry, Mayer and Neuhauser and Columbia Management Multi-Strategy Hedge Fund, LLC for Mr. Neuhauser and Ms. Verville). Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Agreement provides for the payment to the Advisor of the fee discussed in the Prospectus.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

      (f)   maintaining certain books and records of each Fund.

With respect to Columbia Money Market Fund (formerly named Liberty Money Market
Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

TRUST SERVICES AGREEMENT

Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Class E and Class F shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN
PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

      - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Fund's Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

PRINCIPAL UNDERWRITER

CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

CODE OF ETHICS

The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                 FREQUENCY OF
   TYPE IF FUND         INFORMATION PROVIDED      DISCLOSURE       DATE OF WEB POSTING
------------------    -----------------------    ------------    -----------------------
   Equity Funds       Full portfolio holdings       Monthly      30 calendar days after
                           information.                                month-end.

Fixed Income Funds    Full portfolio holdings      Quarterly     60 calendar days after
                           information.                               quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY NAMED LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY NAMED LIBERTY MUNICIPAL MONEY MARKET FUND) )

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank

ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co

Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY NAMED LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

FEE-BASED COMPENSATION ARRANGEMENTS. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

      -  Galaxy Fund shareholders prior to December 1, 1995; and

      - Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T share sales charges are waived for the following categories of investors:

      -  Galaxy Fund shareholders prior to December 1, 1995;

      - Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

      - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCs) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
      (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A and Z shares of certain Funds)

Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                  REALLOWANCE TO
                                    REALLOWANCE TO DEALERS       DEALERS AS A % OF
                                   AS A % OF OFFERING PRICE       OFFERING PRICE
       AMOUNT OF TRANSACTION        PER SHARE - BOND FUNDS   PER SHARE - EQUITY FUNDS
       ---------------------       ------------------------  ------------------------
Less than $50,000                            4.25                      5.00
$50,000 but less than $100,000               3.75                      3.75
$100,000 but less than $250,000              2.75                      2.75
$250,000 but less than $500,000              2.00                      2.00
$500,000 but less than $1,000,000            1.75                      1.75
$1,000,000 and over                          0.00                      0.00

The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                  SHARES ARE SOLD
-----------------------------                  ---------------
Through first year                                   5.00
Through second year                                  4.00
Through third year                                   3.00
Through fourth year                                  3.00
Through fifth year                                   2.00
Through sixth year                                   1.00
Longer than six years                                None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                            % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE               SHARES ARE SOLD
-----------------------------               ---------------
Through first year                                   5.50
Through second year                                  5.00
Through third year                                   4.00
Through fourth year                                  3.00
Through fifth year                                   2.00
Through sixth year                                   1.00
Through the seventh year                             None
Longer than seven years                              None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
-----------------------------                            ---------------
Through first year                                           5.00
Through second year                                          4.00
Through third year                                           3.00
Through fourth year                                          3.00
Through fifth year                                           2.00
Through sixth year                                           1.00
Longer than six years                                        0.00

Automatic conversion to Class A shares occurs eight years after purchase.

The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

      Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

      Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Prime-1 Highest Quality
      Prime-2 Higher Quality
      Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds(1) and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

      SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

      COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

      CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

      COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II.   PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

--------------
(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

The Proxy Committee's functions shall include, in part,

            (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III
                  (A) below or which proposals require special consideration under III (B) below,

            (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

            (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

            (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.    THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

1.    Matters Relating to the Board of Directors/Corporate Governance

      CMA generally will vote FOR:

            - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

            - However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

            - On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

            - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

            -     Proposals to declassify boards.

            - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

            - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

            - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

            - Proposals that restore shareholder ability to remove directors with or without cause.

            - Proposals that encourage directors to own a minimum amount of stock.

            - Proposals to permit shareholders to elect directors to fill board vacancies.

            -     Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

            -     Proposals to classify boards.

            - Proposals that give management the ability to alter the size of the board without shareholder approval.

            - Proposals that provide directors may be removed only by supermajority vote.

            - Proposals which allow more than one vote per share in the election of directors.

            - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

            - Shareholder proposals that mandate a minimum amount of stock that directors must own.

            - Shareholder proposals to limit the tenure of outside directors.

2.    Compensation

      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

      CMA generally will vote FOR:

            - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

            - Shareholder proposals asking a company to expense stock options.

            - Shareholder proposals to put option repricings to a shareholder vote.

            - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

            - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

3.    Capitalization

      CMA generally will vote FOR:

            - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

            - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

            - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

            -     Proposals to reduce or change the par value of common stock.

            - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

            - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.    Mergers, Restructurings and Other Transactions

      CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    Anti-Takeover Measures

      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

      Poison Pills

            - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

            - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

            - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

            - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.    Other Business Matters

      CMA generally will vote FOR

            - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

            - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            -     Proposals to approve a change in the company's name.

            - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

            - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

            - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

            - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

            - Authorization to transact other unidentified, substantive business at a meeting.

            - Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

            -     Proposals to vote unmarked proxies in favor of management.

B.          ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.          PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

            1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

            2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

            3. Accounts Adhering to Socially Responsible Principles. All
               proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

            4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

            5. Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

            6. Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

            7. Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

            8. Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.         VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

      - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

      - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

      - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

      - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

      - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

      - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

         COLUMBIA HIGH YIELD MUNICIPAL FUND (formerly named Liberty High Yield Municipal Fund) (CHYMF)

         COLUMBIA MANAGED MUNICIPALS FUND (formerly named Liberty Managed Municipals Fund) (CMMF)

         COLUMBIA INTERNATIONAL STOCK FUND (CISF)

         COLUMBIA TAX-MANAGED GROWTH FUND (CTMGF)

         COLUMBIA FEDERAL SECURITIES FUND (CFSF)

         COLUMBIA STRATEGIC INCOME FUND (CSIF)

         COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND (CITEBF)

         COLUMBIA TAX-EXEMPT FUND (CTEF)

         COLUMBIA CALIFORNIA TAX-EXEMPT FUND (CCTEF)

      (a)(1) Agreement and Declaration of Trust as amended and restated dated July 28,2000 - Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the Commission via EDGAR on or about July 28, 2000.

         (2) Amendment to the Agreement and Declaration of Trust dated September 15, 2003 - Incorporated by reference to Post- Effective Amendment No. 38 to the Registration Statement on Form N-1A filed with the Commission via EDGAR on or about October 28, 2003.

      (b)(1) By-Laws of Registrant as amended through August 11, 2004 - Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N- 1A, filed on October 28, 2004.

      (c) Form of Specimen of Share Certificate - Filed as Exhibit 4 in Part C, Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Columbia Funds Trust IV(File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement.

      (d)(1) Management Agreement between Registrant on behalf of CHYMF and CMMF and Columbia Management Advisors, Inc. dated November 1, 2003. Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of the Registrant on Form N-1A filed with the Commission via EDGAR on October 28, 2004.

         (2) Investment Advisory Contract (CISF) - Incorporated by reference to Post-Effective Amendment No. 6 to Columbia International Stock Fund, Inc.'s Registration Statement on Form N-1A, File No. 33-48994 filed February 23, 1998.

         (3) Amendment No. 1 to the Investment Advisory Contract (CISF) - Incorporated by reference to Post-Effective Amendment No. 16 to Columbia International Stock Fund, Inc.'s Registration Statement on Form N-1A, File No. 33-48994 filed October 10,

        2003.

   (4) Management Agreement between Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 (CTMGF)- Incorporated by reference to Post-Effective Amendment No. 74 filed with the Commission via Edgar on or about March 1, 2004.

   (5) Sub-Advisory Agreement between Registrant, Columbia Management Advisors, Inc. and Stein Roe Investment Counsel LLC dated November 1, 2003 (CTMGF)- Incorporated by reference to Post-Effective Amendment No. 74 to Columbia Funds Trust I's Registration Statement on Form N-1A filed with the Commission via Edgar on or about March 1, 2004.

   (6) Amendment to the Investment Management Agreement, dated October 12, 2004, between Columbia Funds Trust I and Columbia Management Advisors, Inc. (CTMGF) - Incorporated by reference to Post-Effective Amendment No. 77 to Columbia Funds Trust I's Registration Statement on Form N-1A filed on February 25, 2005.

   (7) Management Agreement between Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 (CFSF) - Incorporated by reference to Post-Effective Amendment No. 130 to Columbia Funds Trust III's Registration Statement on Form N-1A filed on or about December 19, 2003.

   (8) Management Agreement between Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 (CSIF) - Incorporated by reference to Post-Effective Amendment No. 75 to Columbia Funds Trust I's Registration Statement on Form N-1A filed on September 28, 2004.

   (9) Management Agreement between Columbia Funds Trust V, with respect to CITEBF, and Columbia Management Advisors, Inc. - Incorporated by reference to Post- Effective Amendment No. 41 to Columbia Funds Trust V's Registration Statement on Form N-1A filed on or about March 1, 2004.

   (10) Amendment to Investment Management Agreement dated October 12, 2004. - Incorporated by reference to Post-Effective Amendment No. 44 to Columbia Fund Trust V's Registration Statement on Form N-1A filed on February 25, 2005.

   (11) Management Agreement between Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 (CTEF) - Incorporated by reference to Post-Effective Amendment No. 68 to Columbia Funds Trust IV's Registrations Statement on Form N-1A filed on or about March 29, 2004.

   (12) Management Agreement between Columbia Funds Trust V and Columbia Management Advisors, Inc. (CCTEF)- Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement filed on or about March 1, 2004.

(e)(1) Underwriting Agreement between Registrant and Columbia Funds Distributor, Inc. dated November 1, 2003 (CHYMF and CMMF)- Filed as Exhibit (e)(1) in Part C, Item 23 of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos. 33-11351 and 811-4978), filed with the Commission on or about January 28, 2004, and is hereby incorporated by reference and made a part of this

        Registration Statement.

   (2) Distribution Agreement(CISF)- Incorporated by reference to Post-Effective Amendment No. 21 to the Columbia Mid Cap Growth Fund, Inc.'s, formerly Columbia Special Fund, Inc., Registration Statement on Form N-1A, File No. 333-91934 filed October 28, 2002.

   (3) Distribution Agreement (CTMGF, CFSF, CTEF, CCTEF, CSIF and CITEBF) - Filed as Exhibit (e)(1) in Part C, Item 24(b) of Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about January 28, 2004, and is hereby incorporated by reference.

   (4) Appendix 1 to the Distribution Agreement between the Registrant and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.)(CTMGF, CFSF, CTEF, CCTEF, CSIF and CITEBF) - Filed as Exhibit (e)(2) in Part C, Item 24(b) of Post- Effective Amendment No. 131 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about January 28, 2004 and is hereby incorporated by reference.

   (5) Form of Selling Agreement with Columbia Funds Distributor, Inc. - Filed as Exhibit 6(b) in Part C, Item 24(b) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Columbia Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference.

   (6)  Form of Asset Retention Agreement - Filed as Exhibit 6(d) in Part C,
        Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Columbia Funds Trust VI (File Nos. 33-45117 and 811- 6529), filed with the Commission on September 27, 1996, and is hereby incorporated by reference.

(f)     Not Applicable

(g)(1) Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 (CHYMF, CMMF, CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) - Filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

   (2) Appendix A to the Custodian Contract between Registrant and State Street Bank and Trust Company (CHYMF, CMMF, CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) - Filed as Exhibit (j)(2) in Part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 and 811-08953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

   (3) Master Custodian Agreement with State Street Bank & Trust Co. (CISF) - Incorporated by reference to the Registrant's Registration Statement on Form N-14, File No. 333-91914, filed July 3, 2002.

(h)(1) Administrative Agreement between Registrant on behalf of CHYMF and CMMF and Columbia Management Advisors, Inc. dated November 1, 2003 (CHYMF and
        CMMF) - Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registrations Statement on Form N-1A, filed on October 28, 2004.

   (2) Amended and Restated Accounting and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 (CHYMF and CMMF) - Filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Columbia Funds Trust VIII (File Nos. 33-02633 and 811-4552), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

   (3) Appendix I to the Amended and Restated Accounting and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 (CHYMF and CMMF) - Filed as Exhibit (h)(4) in Part C, Item 23 of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Columbia Funds Trust VIII (File Nos. 33-02633 and 811-4552), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

   (4) Schedule A to the Amended and Restated Accounting and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, Inc. dated November 1, 2003 (CHYMF and CMMF) - Filed as Exhibit (h)(3) in Part C, Item 23 of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Columbia Funds Trust VIII (File Nos. 33-02633 and 811-4552), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

   (5) Amended and Restated Agency Agreement between Registrant and Columbia Funds Services, Inc. dated November 1, 2003 (CHYMF and CMMF) - Filed as Exhibit (h)(i) in Part C, Item 23 of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos. 33-11351 and 811-4978), filed with the Commission on or about January 28, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

   (6) Credit Facility with State Street Bank and Trust Company dated July 23, 2004 - Filed as exhibit (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Columbia Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 29, 2004, and is hereby incorporated by reference and made part of this Registration Statement.

   (7) Shareholders' Servicing and Transfer Agent Agreement (CISF) - Incorporated herein by reference to Post- Effective Amendment No. 21 to the Columbia Mid Cap Growth Fund, Inc.'s, formerly Columbia Special Fund, Inc., Registration Statement on Form N-1A, File No. 333-91934 filed October 28, 2002.

   (8) Pricing, Bookkeeping and Fund Administration Agreement (CISF) - Incorporated herein by reference to Post- Effective Amendment No. 16 to Columbia International Stock Fund, Inc.'s Registration Statement on Form N-1A, File No. 33-48994 filed October 10, 2003.

   (9) Amendment No. 1 to Pricing, Bookkeeping and Fund Administration Agreement - Incorporated by reference to Post-Effective Amendment No. 17 to Columbia International Stock Fund, Inc.'s Registration Statement on Form N-1A, File No. 33-48994, filed on December 31, 2003.

   (10) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement dated November 1, 2003 (CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) - Filed as Exhibit (h)(1) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference.

   (11) Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement dated November 1, 2003 (CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) - Filed as Exhibit (h)(2) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference.

   (12) Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement dated November 1, 2003 (CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) - Filed as Exhibit (h)(3) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference.

   (13) Pricing and Bookkeeping Agreement (CTMGF) dated November 1, 2003 (CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) - Filed as Exhibit (h)(4) in Part C,
        Item 23(b) of Post-Effective Amendment No. 132 to the Registration

        Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference.

   (14) Schedule A of Pricing and Bookkeeping Agreement dated November 1, 2003 (CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) - Filed as Exhibit (h)(5) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference

   (15) Appendix I of Pricing and Bookkeeping Agreement dated November 1, 2003 (CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) - Filed as Exhibit (h)(6) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference.

   (16) Administrative Services Plan adopted by Registrant (CTMGF, CFSF, CSIF, CITEBF, CTEF and CCTEF) on February 10, 2004 - Filed as Exhibit (h)(8) in Part C, Item 23(b) of Post-Effective Amendment No. 132 to the Registration on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference.

   (17) Administration Agreement between Columbia Funds Trust I and Columbia Management Advisors, Inc. dated November 1, 2003 (CTMGF) - Incorporated by reference to Post-Effective Amendment No. 74 to Columbia Funds Trust I's Registration Statement on Form N-1A filed with the Commission via Edgar on or about March 1, 2004.

   (18) Form of Columbia Tax-Managed Growth Fund (filed under former name Liberty Tax-Managed Growth Fund) Gift Shares Trust - Incorporated by reference to Post-Effective Amendment No. 59 to Columbia Funds Trust I's Registration Statement on Form N-1A filed with the Commission via EDGAR on February 18, 2000.

(i) Opinions and Consents of Bell, Boyd & Lloyd and Ropes & Gray LLP - To be filed by amendment.

(j)(1) Consent of Morningstar, Inc. - Incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed with the Commission via EDGAR on or about August 30, 1996.

   (2)  Consent of Ernst & Young LLP - To be filed by amendment.

   (3)  Consent of PricewaterhouseCoopers LLP - To be filed by amendment.

(k)     Not Applicable

(l)     Not Applicable

(m)(1) Rule 12b-1 Distribution Plan dated August 3, 1999, as amended and restated on June 19, 2001, July 1, 2002, November 4, 2002, November 1, 2003 and May 11, 2004 - filed as Exhibit (m)(1) in Part C, Item 23 of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of Columbia Funds Trust VIII (File Nos. 33-02633 and 811-4552), filed with the Commission on or about July 29, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

   (2) Appendix 1 to Rule 12b-1 Distribution Plan dated May 11, 2004 - filed as Exhibit (m)(2) in Part C, Item 23 of Post- Effective Amendment No. 50 to the Registration Statement on Form N-1A of Columbia Funds Trust VIII (File Nos. 33-02633 and 811-4552), filed with the Commission on or about July 29, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

(n)     Not Applicable

(o) Plan pursuant to Rule 18f-3 (d) under the Investment Company Act effective April 22, 1996, and amended and restated on December 12, 2001, July 26, 2002, November 1, 2002, November 1, 2003 and

        February 17, 2004 - filed as Exhibit (n) in Part C, Item 23 of Post-Effective Amendment 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (file Nos. 2-15184 and 811-881) filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

   (p) Code of Ethics of Columbia Management Advisors, Inc., the Funds and Columbia Funds Distributor, Inc. as revised November 13, 2003 - filed as Exhibit (p) in Part C, Item 24(2) of Post-Effective Amendment 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (file Nos. 333-51466 and 811-8953) filed with the Commission on or about December 13, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and Richard L. Woolworth- filed in Part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 and 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.
          None

ITEM 25.  INDEMNIFICATION.

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit
(a)(1)and (a)(2), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

      (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

      (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, Columbia Management Advisors, Inc. ("Columbia"), the other investment companies advised by Columbia, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect Columbia or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement dated July 1, 1995, among the Registrant, its transfer agent and Columbia, Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Columbia against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of Columbia that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of Columbia.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information regarding the businesses of Columbia Management Advisors, Inc., ("CMA") and its officers and directors is set forth in the Prospectus and in the Statement of Additional Information and is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Columbia Funds Distributor, Inc. (CFDI), a subsidiary of Columbia Management Advisors, Inc., is the Registrant's principal underwriter. CFDI acts in such capacity for each series of Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII,Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Fund, Columbia Floating

Rate Advantage

      Fund, Columbia Institutional Floating Rate Income Fund, Columbia Acorn Trust, Wanger Advisors Trust, Galaxy Fund and for Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund Inc. and Columbia Technology Fund, Inc.

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 20.

(1)                   (2)                   (3)
                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------
Ahmed, Yakob           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Ash, James             V.P.                  None

Ballou, Rick           Sr. V.P.              None

Bartlett, John         Managing Director     None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brantley, Thomas       Sr. V.P.-Tax          None

Brown, Beth            Sr. V.P.              None

Claiborne, Douglas     Sr. V.P.              None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Davis, W. Keith        Sr. V.P.-Tax          None

Desilets, Marian       V.P.                  Asst. Secretary

Devaney, James         Sr. V.P.              None

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Froude, Donald         Director/President    None

Gellman, Laura D.      Conficts of Interest  None
                       Officer

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Iudice, Jr., Philip    Treasurer and CFO     None

Jones, Cynthia         V.P.                  None

Kerin, Matthew A.      Chief Operating       None
                       Officer

Henderson, R. Scott    Secretary             Secretary

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Miller, Anthony        V.P.                  None

Miller, Gregory M.     V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Mroz, Gregory S.       Sr. V.P.-Tax          None

Nickodemus, Paul       V.P.                  None

Nigrosh, Diane J.      Chief Compliance      None
                          Officer

Owen, Stephanie        V.P.                  None

Owens, Jennifer B.     Operational Risk      None
                          Officer

Penitsch, Marilyn      V.P.                  None

Piken, Keith           Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Schug, Derek           V.P.                  None

Scully-Power, Adam     V.P.                  None

Seller, Gregory        V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Studer, Eric           Sr. V.P.              None

Unckless, Amy L.       Corporate Ombudsman   None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Wess, Valerie          Sr. V.P.              None

Wilson, Christopher    Sr. V.P.              President

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, as amended, and the Rules thereunder, include Registrant's Secretary, Registrant's investment advisor, Columbia Management Advisor's, Inc., Registrant's principal underwriter. Columbia Funds Distributor, Inc.; Registrant's transfer and dividend disbursing agent, Columbia Funds Services, Inc.; and the Registrant's custodian, State Street Bank and Trust Company. The address for each person except the Registrant's investment adviser and custodian is One Financial Center, Boston, MA 02111. The address for Columbia Management Advisers, Inc. is 100 Federal Street, Boston, MA 02110. The address for State Street Bank and Trust Company is 2 Avenue DeLafayette, Boston, MA 02111-2900.

ITEM 29. MANAGEMENT SERVICES.

None.

ITEM 30. UNDERTAKINGS.

None.

                               ******************

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Columbia Funds Trust IX ("Trust")is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by and officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on this 24th day of June 2005.

                                COLUMBIA FUNDS TRUST IX

                                   By   /s/CHRISTOPHER L. WILSON
                                        -----------------------------
                                        Christopher L. Wilson
                                        President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                               Title                      Date
---------                               -----                      ----
/s/ CHRISTOPHER L. WILSON        President (chief              June 24, 2005
--------------------------       (executive officer)
    Christopher L. Wilson

/s/ J. KEVIN CONNAUGHTON        Treasurer (principal           June 24, 2005
------------------------         financial officer)
    J. Kevin Connaughton

/s/ MICHAEL G. CLARKE          Chief Accounting Officer        June 24, 2005
-------------------         (principal accounting officer)
    Michael G. Clarke

DOUGLAS A. HACKER*                     Trustee
------------------
Douglas A. Hacker

JANET LANGFORD KELLY*                  Trustee
---------------------
Janet Langford Kelly

RICHARD W. LOWRY*                      Trustee
----------------
Richard W. Lowry

WILLIAM E. MAYER*                      Trustee
----------------
William E. Mayer


DR. CHARLES R. NELSON*                 Trustee
----------------------
Dr. Charles R. Nelson

JOHN J. NEUHAUSER*                     Trustee
-----------------
John J. Neuhauser

PATRICK J. SIMPSON*                    Trustee
------------------
Patrick J. Simpson*

*/s/ VINCENT P. PIETROPAOLO
---------------------------
    Vincent P. Pietropaolo
      Attorney-in-fact
      For each Trustee
      June 24, 2005

THOMAS E. STITZEL*                     Trustee
-----------------
Thomas E. Stitzel

THOMAS C. THEOBALD*                    Trustee
-------------------
Thomas C. Theobald

ANNE-LEE VERVILLE*                     Trustee
-----------------
Anne-Lee Verville

RICHARD L. WOOLWORTH*                  Trustee
--------------------
Richard L. Woolworth